                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4777

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                               MFS SERIES TRUST I
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                             James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                    Date of fiscal year end: August 31, 2003
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                   Date of reporting period: February 29, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) RESEARCH INTERNATIONAL FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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MFS(R) RESEARCH INTERNATIONAL FUND

The fund seeks capital appreciation.

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To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
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TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              18
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     37
----------------------------------------------------
TRUSTEES AND OFFICERS                             49
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       51
----------------------------------------------------
CONTACT INFORMATION                               52
----------------------------------------------------
ASSET ALLOCATION                                  53

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

For most of the reporting period, markets around the world were lifted by a stronger economic environment. Worldwide monetary policies continued to be conducive to growth as central banks generally kept interest rates low. Capital spending increases in the United States, positive consumer and business confidence throughout the world, and optimism for increased consumer spending in Europe kept markets moving upward until the end of February 2004 when the markets retreated somewhat from their highs.

-----------------------------------------------
TOP 5 SECTOR WEIGHTINGS
AS OF 2/29/04

FINANCIAL SERVICES                        24.6%
-----------------------------------------------
UTILITIES & COMMUNICATIONS                13.1%
-----------------------------------------------
HEALTH CARE                                9.5%
-----------------------------------------------
LEISURE                                    8.0%
-----------------------------------------------
ENERGY                                     7.5%
-----------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

DETRACTORS FROM PERFORMANCE

The fund underperformed its benchmark, the MSCI (Morgan Stanley Capital International) EAFE (Europe Australasia Far East) Index, over the period. Stock selection in the technology, leisure, and utilities and communications sectors detracted from relative returns. In the technology sector, we had invested a portion of fund assets in companies that supplied parts used in consumer electronics. Although this subset of the technology sector had done well early in 2003, we saw signs of waning investor appeal in the latter part of 2003 and early 2004. Alps Electric, a Japanese electronic component manufacturer, lowered its fourth quarter 2003 earnings estimates because, in our view, of adverse currency changes between the Japanese yen and the U.S. dollar. The company also indicated that its research and development costs were higher than it had expected. The fund sold this stock during the period.

The fund owned a number of stocks in the leisure group that underperformed the broad market, particularly media companies whose income partly depends on advertising revenues. We had believed that the recovering global economy would be accompanied by an increase in advertising revenues. However, those gains have been slow to materialize, and many of our media stocks underperformed the overall market.

Another leisure stock, Tamron, a Japanese company that makes lenses for digital still cameras, also detracted from results. Although the cameras sold well in 2003, we have observed increased investor skepticism about potential returns from the product group in 2004. That skepticism, we believe, negatively affected Tamron's stock price.

Some of the stocks the fund owned in the utilities and communications sector provided disappointing returns for the period. Japanese company Vodafone Holdings and Korean firm Hanaro Telecom were the two largest detractors in the group. Vodafone Holdings, which was sold from the portfolio by period end, missed its third-quarter earnings estimate and announced in December 2003 that it would again delay its 3G (third generation) wireless introduction. Hanaro Telecom used the fourth quarter of 2003 to clean out problems in its balance sheet related to equipment write-offs and financing costs. In addition, a number of individual but significant stakeholders in the company sold their shares and those sales depressed the company's stock price.

Canadian brewer Molson also had a negative impact on relative fund returns. Molson's stock price sank as a result of fierce competition in Brazil and business disruptions at its distributor in Sao Paulo. The fund sold its position in Molson by the end of the period.

Throughout the period, the fund maintained a small allocation to short-term cash equivalent securities, which are used to purchase new securities and to provide liquidity. When the stock market rose, that cash position detracted from fund performance relative to the MSCI EAFE Index, which holds no cash position.

CONTRIBUTORS TO PERFORMANCE

Stock selection in both the financial services and basic materials sectors aided relative performance. Although the fund was underweighted in financial services, which was a negative factor, a number of companies in the group generated strong returns. Standouts included German real-estate finance company Hypo Real Estate NPV and Irish small-business lender Anglo Irish Bank. Hypo Real Estate, a real-estate spin-off from HypoVereinsbank, benefited from a more positive German economic environment and a strong balance sheet. An improved economic environment, and participation in the small-business lending market, helped Anglo Irish Bank.

Performance results from the fund's basic materials holdings exceeded broad market returns because of increased demand from China and the global market recovery helped fuel results for commodities such as metals, chemicals, and industrial gases. After years of sluggish growth and underinvestment in developing additional capacity, the group rebounded from depressed prices.

Although the utilities and communications sector detracted from fund returns as noted earlier, the fund benefited from owning the Indian telecommunications company Bharti Tele-Ventures while avoiding NTT DoCoMo, the wireless telecommunications arm of Japanese communications company Nippon Telegraph and Telephone. We believe that Bharti's stock price rose because of growth in its subscriber base, the growth potential of its local markets, and good results reported for the second and third quarters of 2003. Not owning NTT DoCoMo stock contributed to the fund's relative returns because the company's stock price declined during the period.

Nippon Electric Glass Company was the fund's top individual stock contributor. The company's excess inventory of CRTs (cathode ray tubes) early in the period was absorbed by the marketplace in mid-2003 and the company's stock rebounded by late summer. Nippon's stock price received a further lift when its liquid crystal display business took off in the latter part of 2003. The fund sold this stock when it reached our performance objective.

    Respectfully,
/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS Global Equity Research Analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.

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PERFORMANCE SUMMARY THROUGH 2/29/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

-----------------------
Average annual
without sales charge
-----------------------

                   Class
    Share        inception
    class           date         6-mo     1-yr      3-yr     5-yr     Life*
----------------------------------------------------------------------------
      A           1/2/1997        --      45.50%     1.95%    6.47%    7.63%
----------------------------------------------------------------------------
      B           1/2/1998        --      44.67%     1.30%    5.79%    7.07%
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      C           1/2/1998        --      44.50%     1.28%    5.79%    7.05%
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      I           1/2/1997        --      46.07%     2.31%    6.85%    7.98%
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     R1          12/31/2002       --      45.18%     1.88%    6.43%    7.59%
----------------------------------------------------------------------------
     R2          10/31/2003       --      45.31%     1.91%    6.44%    7.61%
----------------------------------------------------------------------------
    529A         7/31/2002        --      45.05%     1.81%    6.38%    7.56%
----------------------------------------------------------------------------
    529B         7/31/2002        --      44.19%     1.46%    6.16%    7.41%
----------------------------------------------------------------------------
    529C         7/31/2002        --      44.28%     1.48%    6.17%    7.42%
----------------------------------------------------------------------------

-----------------------
Average annual
-----------------------

Comparative benchmarks
----------------------------------------------------------------------------
Average international
fund+                            22.71%   49.85%    -0.35%    2.42%    3.89%
----------------------------------------------------------------------------
MSCI EAFE Index#                 25.30%   54.23%     1.25%    1.54%    3.63%
----------------------------------------------------------------------------

Periods less than one year are actual, not annualized.

-----------------------
Average annual
with sales charge
-----------------------

    Share
    class
                                 6-mo     1-yr      3-yr     5-yr     Life*

----------------------------------------------------------------------------
      A                           --      37.13%    -0.04%    5.22%    6.74%
----------------------------------------------------------------------------
      B                           --      40.67%     0.31%    5.47%    7.07%
----------------------------------------------------------------------------
      C                           --      43.50%     1.28%    5.79%    7.05%
----------------------------------------------------------------------------
    529A                          --      36.71%    -0.18%    5.13%    6.68%
----------------------------------------------------------------------------
    529B                          --      40.19%     0.48%    5.85%    7.41%
----------------------------------------------------------------------------
    529C                          --      43.28%     1.48%    6.17%    7.42%
----------------------------------------------------------------------------

I, R1, and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

-----------------------
Cumulative without
sales charge
-----------------------

----------------------------------------------------------------------------
      A                         22.78%    45.50%     5.96%   36.82%   69.20%
----------------------------------------------------------------------------
      B                         22.43%    44.67%     3.95%   32.52%   63.05%
----------------------------------------------------------------------------
      C                         22.38%    44.50%     3.88%   32.49%   62.87%
----------------------------------------------------------------------------
      I                         22.95%    46.07%     7.09%   39.30%   73.19%
----------------------------------------------------------------------------
     R1                          22.63%   45.18%     5.74%   36.53%   68.84%
----------------------------------------------------------------------------
     R2                          22.62%   45.31%     5.83%   36.64%   68.98%
----------------------------------------------------------------------------
    529A                         22.60%   45.05%     5.53%   36.27%   68.51%
----------------------------------------------------------------------------
    529B                         22.11%   44.19%     4.45%   34.86%   66.78%
----------------------------------------------------------------------------
    529C                         22.26%   44.28%     4.49%   34.92%   66.85%
----------------------------------------------------------------------------


  Periods less than one year are actual, not annualized.

* For the period from the commencement of the fund's investment operations, January 2, 1997, through February 29, 2004. Index information is from
  January 1, 1997.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALASIA,
FAR EAST) INDEX - a commonly used measure of the international stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

The fund will charge a 2% redemption fee on proceeds from Class A, Class C, and Class I shares redeemed (either by redeeming or exchanging) within 30 days of acquiring (either by purchasing or exchanging) fund shares. The redemption fee is expected to apply to Class B shares approximately the end of the third quarter of 2004. See the prospectus for complete details.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 93.9%
----------------------------------------------------------------------------------------------
ISSUER                                                               SHARES            $ VALUE
----------------------------------------------------------------------------------------------
Foreign Stocks - 92.9%
----------------------------------------------------------------------------------------------
Australia - 1.6%
----------------------------------------------------------------------------------------------
APN News & Media Ltd. (Printing & Publishing)^*                     188,414           $559,678
----------------------------------------------------------------------------------------------
Australia & New Zealand Banking Group Ltd. (Banks &
Credit Companies)                                                   826,430         11,471,003
----------------------------------------------------------------------------------------------
News Corp. Ltd. (Broadcast & Cable TV)*                             610,600          5,733,391
----------------------------------------------------------------------------------------------
                                                                                   $17,764,072
----------------------------------------------------------------------------------------------
Austria - 1.3%
----------------------------------------------------------------------------------------------
Erste Bank der oesterreichischen Sparkassen AG (Banks &
Credit Companies)                                                    73,740        $10,311,978
----------------------------------------------------------------------------------------------
Telekom Austria AG (Telephone Services)                             321,300          4,657,031
----------------------------------------------------------------------------------------------
                                                                                   $14,969,009
----------------------------------------------------------------------------------------------
Belgium - 1.1%
----------------------------------------------------------------------------------------------
Fortis (Banks & Credit Companies)                                   550,210        $12,746,199
----------------------------------------------------------------------------------------------

Brazil - 2.1%
----------------------------------------------------------------------------------------------
Aracruz Celulose S.A. (Forest & Paper Products)^                    317,900        $11,492,085
----------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A. (Telephone Services)              121,900          4,646,828
----------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce (Metals & Mining)                        143,280          8,295,912
----------------------------------------------------------------------------------------------
                                                                                   $24,434,825
----------------------------------------------------------------------------------------------
Canada - 1.3%
----------------------------------------------------------------------------------------------
CoolBrands International, Inc. (Food & Non-Alcoholic
Beverages)*                                                         156,200         $2,953,371
----------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                 267,760         11,555,916
----------------------------------------------------------------------------------------------
                                                                                   $14,509,287
----------------------------------------------------------------------------------------------
China - 0.9%
----------------------------------------------------------------------------------------------
Huaneng Power International, Inc. (Utilities -
Electric)                                                         5,351,000        $10,070,546
----------------------------------------------------------------------------------------------

France - 5.7%
----------------------------------------------------------------------------------------------
AXA (Insurance)^                                                    586,450        $13,483,588
----------------------------------------------------------------------------------------------
Cap Gemini S.A. (Computer Software - Systems)^                     108,950          4,521,951
----------------------------------------------------------------------------------------------
Credit Agricole S.A. (Banks & Credit Companies)                     550,321         14,172,908
----------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                            676,400         18,657,000
----------------------------------------------------------------------------------------------
Sanofi-Synthelabo (Pharmaceuticals)^                                199,452         13,648,145
----------------------------------------------------------------------------------------------
                                                                                   $64,483,592
----------------------------------------------------------------------------------------------
Germany - 2.8%
----------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)^                           322,730        $13,804,407
----------------------------------------------------------------------------------------------
Hypo Real Estate Holding AG (Real Estate)*                          257,880          7,379,349
----------------------------------------------------------------------------------------------
Linde AG (Specialty Chemicals)^                                     150,090          7,896,997
----------------------------------------------------------------------------------------------
STADA Arzneimittel AG (Pharmaceuticals)^                             55,694          3,234,534
----------------------------------------------------------------------------------------------
                                                                                   $32,315,287
----------------------------------------------------------------------------------------------
Hong Kong - 0.8%
----------------------------------------------------------------------------------------------
CNOOC Ltd. (Energy - Independent)                                 2,681,500         $5,425,488
----------------------------------------------------------------------------------------------
Star Cruises Ltd. (Gaming & Lodging)                             11,934,000          3,520,530
----------------------------------------------------------------------------------------------
                                                                                    $8,946,018
----------------------------------------------------------------------------------------------
Hungary - 0.8%
----------------------------------------------------------------------------------------------
OTP Bank Ltd. (Banks & Credit Companies)*                           279,920         $9,237,360
----------------------------------------------------------------------------------------------

India - 0.8%
----------------------------------------------------------------------------------------------
Bharti Tele-Ventures Ltd. (Telephone Services)                    1,968,420         $6,211,372
----------------------------------------------------------------------------------------------
HDFC Bank Ltd. (Banks & Credit Companies)                           405,700          3,356,636
----------------------------------------------------------------------------------------------
                                                                                    $9,568,008
----------------------------------------------------------------------------------------------
Ireland - 1.0%
----------------------------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Banks & Credit Companies)               334,375         $5,707,691
----------------------------------------------------------------------------------------------
DePfa Bank PLC (Banks & Credit Companies)                            34,100          5,345,612
----------------------------------------------------------------------------------------------
                                                                                   $11,053,303
----------------------------------------------------------------------------------------------
Italy - 0.8%
----------------------------------------------------------------------------------------------
Mediaset S.p.A. (Broadcast & Cable TV)^                             336,580         $3,873,491
----------------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A. (Insurance)                    293,940          5,346,611
----------------------------------------------------------------------------------------------
                                                                                    $9,220,102
----------------------------------------------------------------------------------------------
Japan - 21.2%
----------------------------------------------------------------------------------------------
AEON Credit Service Co. Ltd (Banks & Credit
Companies)^                                                          29,700         $1,658,534
----------------------------------------------------------------------------------------------
Aiful Corp. (Banks & Credit Companies)                              115,400         10,184,062
----------------------------------------------------------------------------------------------
Bridgestone Corp. (Automotive)                                      560,000          8,269,144
----------------------------------------------------------------------------------------------
Brother Industries Ltd. (Electronics)^                              679,000          6,402,435
----------------------------------------------------------------------------------------------
Canon, Inc. (Personal Computers & Peripherals)                      342,000         16,687,509
----------------------------------------------------------------------------------------------
Chiba Bank Ltd. (Banks & Credit Companies)                        1,226,000          4,927,120
----------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)^                   906,210         13,364,804
----------------------------------------------------------------------------------------------
Citizen Electronics Co. Ltd. (Electronics)^                          56,100          4,519,431
----------------------------------------------------------------------------------------------
Fujikura Ltd. (Electrical Equipment)^                             1,656,000          8,049,947
----------------------------------------------------------------------------------------------
Honda Motor Co. Ltd. (Automotive)^                                  383,100         16,693,880
----------------------------------------------------------------------------------------------
HUNET, Inc. (Real Estate)^                                          514,000          1,157,541
----------------------------------------------------------------------------------------------
Impact 21 Co. Ltd. (Consumer Goods & Services)^                      78,600          1,856,438
----------------------------------------------------------------------------------------------
Jaccs Co. Ltd. (Banks & Credit Companies)                           589,000          2,722,983
----------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                       1,896          9,841,461
----------------------------------------------------------------------------------------------
Kibun Food Chemifa Co. Ltd. (Food & Non-Alcoholic
Beverages)^                                                         431,000          5,152,982
----------------------------------------------------------------------------------------------
Konica Minolta Holdings, Inc. (Electronics)                         441,000          5,062,608
----------------------------------------------------------------------------------------------
Lawson, Inc. (Specialty Stores)^                                    145,700          5,041,846
----------------------------------------------------------------------------------------------
Nishimatsuya Chain Co. Ltd. (Specialty Stores)^                     156,960          4,080,802
----------------------------------------------------------------------------------------------
Pentax Corp. (Furniture & Appliances)^                              863,000          4,432,123
----------------------------------------------------------------------------------------------
ROUND ONE Corp. (Entertainment)^                                      3,456          6,296,004
----------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)                                     480,000         16,873,713
----------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd. (Construction)                          1,306,000          6,743,113
----------------------------------------------------------------------------------------------
SOFTBANK CORP. (Business Services)^                                 676,900         25,034,797
----------------------------------------------------------------------------------------------
Stanley Electric Co. Ltd. (Electronics)                             236,500          4,027,006
----------------------------------------------------------------------------------------------
Sumitomo Bakelite Co. Ltd. (Specialty Chemicals)^                   963,000          5,650,964
----------------------------------------------------------------------------------------------
Takefuji Corp. (Banks & Credit Companies)^                          159,090         11,389,058
----------------------------------------------------------------------------------------------
Tamron Co. Ltd. (Leisure & Toys)^                                   160,000          6,723,120
----------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)              472,700          7,663,768
----------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd. (Natural Gas - Distribution)^                  4,382,390         16,288,281
----------------------------------------------------------------------------------------------
Yamaha Corp. (Leisure & Toys)                                       290,400          5,383,439
----------------------------------------------------------------------------------------------
                                                                                  $242,178,913
----------------------------------------------------------------------------------------------
Luxembourg - 0.5%
----------------------------------------------------------------------------------------------
Tenaris S.A. (Oil Services)                                         162,350         $5,625,427
----------------------------------------------------------------------------------------------

Mexico - 1.7%
----------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Telecommunications -
Wireless)                                                           236,300         $8,426,458
----------------------------------------------------------------------------------------------
CEMEX S.A. de C.V. (Construction)                                   150,200          4,333,270
----------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V. (Specialty Stores)                       449,700          2,520,109
----------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)                      83,700          3,697,029
----------------------------------------------------------------------------------------------
                                                                                   $18,976,866
----------------------------------------------------------------------------------------------
Netherlands - 1.6%
----------------------------------------------------------------------------------------------
IHC Caland N.V. (Oil Services)*                                      84,680         $4,119,364
----------------------------------------------------------------------------------------------
Royal KPN N.V. (Telephone Services)                                 681,670          5,385,430
----------------------------------------------------------------------------------------------
VNU N.V. (Printing & Publishing)*                                   283,035          9,233,054
----------------------------------------------------------------------------------------------
                                                                                   $18,737,848
----------------------------------------------------------------------------------------------
Norway - 0.8%
----------------------------------------------------------------------------------------------
DnB Holding A.S.A. (Banks & Credit Companies)^                    1,401,198         $8,831,707
----------------------------------------------------------------------------------------------

Russia - 0.3%
----------------------------------------------------------------------------------------------
YUKOS Corp. (Energy - Independent)^                                  59,460         $3,014,622
----------------------------------------------------------------------------------------------

Singapore - 0.9%
----------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Companies)                1,169,000        $10,098,017
----------------------------------------------------------------------------------------------

South Africa - 0.4%
----------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious Metals &
Minerals)                                                            55,270         $4,608,547
----------------------------------------------------------------------------------------------

South Korea - 3.4%
----------------------------------------------------------------------------------------------
Hanaro Telecom, Inc. (Telephone Services)                         2,443,974         $6,853,911
----------------------------------------------------------------------------------------------
Hyundai Motor Co. (Automotive)                                      250,200         10,615,189
----------------------------------------------------------------------------------------------
K T & G Corp. (Tobacco)##                                           615,050          7,165,332
----------------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd. (Electronics)                           30,840         14,262,028
----------------------------------------------------------------------------------------------
                                                                                   $38,896,460
----------------------------------------------------------------------------------------------
Spain - 4.6%
----------------------------------------------------------------------------------------------
Altadis S.A. (Tobacco)^                                             346,900        $11,178,321
----------------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentina S.A. (Banks & Credit
Companies)                                                          822,300         11,356,011
----------------------------------------------------------------------------------------------
Repsol YPF S.A. (Energy - Independent)                              266,700          5,474,942
----------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)^                             1,505,273         24,477,293
----------------------------------------------------------------------------------------------
                                                                                   $52,486,567
----------------------------------------------------------------------------------------------
Sweden - 3.0%
----------------------------------------------------------------------------------------------
Alfa Laval AB (Machinery & Tools)                                   365,907         $4,925,188
----------------------------------------------------------------------------------------------
Atlas Copco AB (Machinery & Tools)                                  214,460          7,692,998
----------------------------------------------------------------------------------------------
Hennes & Mauritz AB (Specialty Stores)                              434,120         11,628,266
----------------------------------------------------------------------------------------------
Sandvik AB (Machinery & Tools)^                                     324,300         10,410,880
----------------------------------------------------------------------------------------------
                                                                                   $34,657,332
----------------------------------------------------------------------------------------------
Switzerland - 9.0%
----------------------------------------------------------------------------------------------
Credit Suisse Group (Banks & Credit Companies)^                     268,570         $9,796,253
----------------------------------------------------------------------------------------------
Givaudan S.A. (Consumer Goods & Services)^                            7,490          3,843,755
----------------------------------------------------------------------------------------------
Nestle S.A. (Food & Non-Alcoholic Beverages)^                        42,515         11,244,691
----------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)^                                      527,380         23,296,156
----------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                  174,540         18,052,061
----------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                             131,084          9,112,542
----------------------------------------------------------------------------------------------
Synthes-Stratec, Inc. (Medical Equipment)                             3,565          3,608,345
----------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Companies)^                                  318,663         23,473,281
----------------------------------------------------------------------------------------------
                                                                                  $102,427,084
----------------------------------------------------------------------------------------------
United Kingdom - 24.5%
----------------------------------------------------------------------------------------------
Alliance and Leicester PLC (Banks & Credit Companies)               424,300         $6,850,686
----------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                   597,150         28,330,569
----------------------------------------------------------------------------------------------
Aviva PLC (Insurance)                                             1,275,981         13,378,718
----------------------------------------------------------------------------------------------
Barclays PLC (Banks & Credit Companies)*                          1,834,350         16,496,597
----------------------------------------------------------------------------------------------
BG Group PLC (Energy - Independent)                               1,602,860          9,445,959
----------------------------------------------------------------------------------------------
BHP Billiton PLC (Metals & Mining)                                  866,910          7,961,450
----------------------------------------------------------------------------------------------
BP PLC (Energy - Integrated)                                        753,134         37,054,193
----------------------------------------------------------------------------------------------
Burberry Group PLC (Apparel Manufacturers)                          617,000          4,046,163
----------------------------------------------------------------------------------------------
Cadbury Schweppes PLC (Food & Non-Alcoholic Beverages)*           1,463,700         12,081,649
----------------------------------------------------------------------------------------------
Cookson Group PLC (Electronics)                                   7,630,000          6,241,204
----------------------------------------------------------------------------------------------
easyJet Airline Co. Ltd. (Airlines)                               1,090,320          6,770,046
----------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                          779,663          7,493,568
----------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                 2,310,790         12,866,147
----------------------------------------------------------------------------------------------
Legal & General Group PLC (Insurance)                             5,426,870         10,088,825
----------------------------------------------------------------------------------------------
Next PLC (General Merchandise)                                      300,118          7,760,869
----------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                   478,470         12,506,369
----------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                         1,255,710         11,572,928
----------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit
Companies)                                                          827,071         26,200,138
----------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)*              10,601,870         26,459,885
----------------------------------------------------------------------------------------------
William Hill PLC (Gaming & Lodging)                                 694,860          6,420,146
----------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)                             1,434,890          9,002,924
----------------------------------------------------------------------------------------------
                                                                                  $279,029,033
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                            $1,058,886,031
----------------------------------------------------------------------------------------------
U.S. Stock - 1.0%
----------------------------------------------------------------------------------------------
Business Services - 1.0%
----------------------------------------------------------------------------------------------
Manpower, Inc.                                                      245,620        $10,991,495
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $922,071,408)                                    $1,069,877,526
----------------------------------------------------------------------------------------------

Preferred Stock - 1.3%
----------------------------------------------------------------------------------------------
Germany - 1.3%
----------------------------------------------------------------------------------------------
Porsche AG (Automotive)^ (Identified Cost,
$11,174,191)                                                         25,373        $14,785,096
----------------------------------------------------------------------------------------------

Repurchase Agreement - 3.4%
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)               $ VALUE
----------------------------------------------------------------------------------------------
Merrill Lynch & Co., dated 2/27/04, due 3/01/04, total
to be received $39,382,380 (secured by various U.S.
Treasury and Federal Agency obligations in a jointly
traded account), at Cost                                            $39,379        $39,379,000
----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 19.7%
----------------------------------------------------------------------------------------------
ISSUER                                                               SHARES            $ VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                              224,676,105       $224,676,105
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,197,300,704)                             $1,348,717,727
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (18.3)%                                          (208,942,249)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $1,139,775,478
----------------------------------------------------------------------------------------------
 * Non-income producing security.
 ^ All or a portion of this security is on loan.
## SEC Rule 144A restriction.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at value, including $214,054,287 of
securities on loan (identified cost, $1,197,300,704)         $1,348,717,727
---------------------------------------------------------------------------------------------------
Cash                                                                    854
---------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $682,364)              682,504
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                  36,574,315
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                   5,652,504
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                 2,406,473
---------------------------------------------------------------------------------------------------
Other assets                                                          5,074
---------------------------------------------------------------------------------------------------
Total assets                                                                         $1,394,039,451
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                               $28,598,108
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                  837,756
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                      224,676,105
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                     82,649
---------------------------------------------------------------------------------------------------
  Reimbursement fee                                                  36,995
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                       32,350
---------------------------------------------------------------------------------------------------
  Program manager fee                                                    10
---------------------------------------------------------------------------------------------------
Total liabilities                                                                      $254,263,973
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,139,775,478
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                              $1,009,197,822
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                 151,422,459
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (19,199,790)
---------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                           (1,645,013)
---------------------------------------------------------------------------------------------------
Total                                                                                $1,139,775,478
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                80,499,143
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                   $555,232,310
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             39,240,769
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $14.15
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$14.15)                                                $15.01
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                   $114,408,202
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              8,351,283
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $13.70
---------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $71,059,154
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              5,196,571
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $13.67
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                   $388,096,437
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             26,931,198
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $14.41
---------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                    $10,432,386
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                739,781
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $14.10
---------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                         $5,577
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                    396
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $14.08
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class 529A shares

  Net assets                                                       $240,540
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 17,066
---------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                             $14.09
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$14.09)                                                $14.95
---------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $95,200
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              6,976.835
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $13.65
---------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                       $205,672
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 15,102
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $13.62
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
---------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME (LOSS)

Income
---------------------------------------------------------------------------------------------------
  Dividends                                                       $7,192,821
---------------------------------------------------------------------------------------------------
  Interest                                                           318,810
---------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (799,007)
---------------------------------------------------------------------------------------------------
Total investment income                                                                 $6,712,624
---------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------
  Management fee                                                  $4,650,356
---------------------------------------------------------------------------------------------------
  Trustees' compensation                                              17,984
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        876,247
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             868,405
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             505,301
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             294,554
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                             18,280
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  8
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                              314
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                              333
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                              755
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                       224
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        83
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                       189
---------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    4
---------------------------------------------------------------------------------------------------
  Administrative fee                                                  32,680
---------------------------------------------------------------------------------------------------
  Custodian fee                                                      765,543
---------------------------------------------------------------------------------------------------
  Printing                                                            70,823
---------------------------------------------------------------------------------------------------
  Postage                                                             49,285
---------------------------------------------------------------------------------------------------
  Auditing fees                                                       18,650
---------------------------------------------------------------------------------------------------
  Legal fees                                                           1,623
---------------------------------------------------------------------------------------------------
  Miscellaneous                                                      157,403
---------------------------------------------------------------------------------------------------
Total expenses                                                                          $8,329,044
---------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (6,276)
---------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                        (49,511)
---------------------------------------------------------------------------------------------------
Net expenses                                                                            $8,273,257
---------------------------------------------------------------------------------------------------
Net investment loss                                                                    $(1,560,633)
---------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (loss) (identified cost basis)
---------------------------------------------------------------------------------------------------
  Investment transactions                                        $93,446,159
---------------------------------------------------------------------------------------------------
  Foreign currency transactions                                     (258,051)
---------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $93,188,108
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation
---------------------------------------------------------------------------------------------------
  Investments                                                   $101,874,821
---------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                            22,183
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                           $101,897,004
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                              $195,085,112
---------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                $193,524,479
---------------------------------------------------------------------------------------------------

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                            SIX MONTHS ENDED            YEAR ENDED
                                                                 2/29/04                  8/31/03
                                                               (UNAUDITED)

INCREASE IN NET ASSETS

OPERATIONS

Net investment income (loss)                                 $(1,560,633)              $1,824,579
-------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                  93,188,108                7,945,831
-------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                         101,897,004               48,466,221
-------------------------------------------------------   --------------            -------------
Increase in net assets from operations                      $193,524,479              $58,236,631
-------------------------------------------------------   --------------            -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------
  Class A                                                      $(259,483)                     $--
-------------------------------------------------------------------------------------------------
  Class I                                                       (782,661)                      --
-------------------------------------------------------------------------------------------------
  Class R1                                                       (13,715)                      --
-------------------------------------------------------------------------------------------------
  Class R2                                                           (13)                      --
-------------------------------------------------------------------------------------------------
  Class 529A                                                        (122)                      --
-------------------------------------------------------   --------------            -------------
Total distributions declared to shareholders                 $(1,055,994)                     $--
-------------------------------------------------------   --------------            -------------
Net increase in net assets from fund share
transactions                                                $188,001,490             $243,714,815
-------------------------------------------------------   --------------            -------------
Redemption fees                                                   $2,420                      $--
-------------------------------------------------------   --------------            -------------
Total increase in net assets                                $380,472,395             $301,951,446
-------------------------------------------------------   --------------            -------------

NET ASSETS

At beginning of period                                      $759,303,083             $457,351,637
-------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions
in excess of net investment income of $1,645,013 and
accumulated undistributed net investment income of
$971,614, respectively)                                   $1,139,775,478             $759,303,083
-------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                     SIX MONTHS                                     YEARS ENDED 8/31
                                        ENDED         --------------------------------------------------------------------------
CLASS A                                2/29/04           2003            2002             2001             2000          1999
                                     (UNAUDITED)

Net asset value, beginning of
year                                  $11.53           $10.78          $12.25            $16.19            $12.47        $10.24
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income
  (loss)(S)                           $(0.02)           $0.04          $(0.00)+++        $(0.00)+++         $0.30         $0.03
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  2.65             0.71           (1.47)            (3.44)             3.78          2.36
--------------------------------     -------          -------         -------           -------           -------        ------
Total from investment
operations                             $2.63            $0.75          $(1.47)           $(3.44)            $4.08         $2.39
--------------------------------     -------          -------         -------           -------           -------        ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income          $(0.01)             $--             $--            $(0.09)           $(0.02)       $(0.01)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                   --               --              --             (0.34)            (0.34)        (0.15)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                  --               --              --             (0.00)+++            --            --
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency transactions           --               --              --             (0.07)               --            --
--------------------------------     -------          -------         -------           -------           -------        ------
Total distributions declared to
shareholders                          $(0.01)             $--             $--            $(0.50)           $(0.36)       $(0.16)
--------------------------------     -------          -------         -------           -------           -------        ------
Redemption fees added to paid-
in capital#                            $0.00+++           $--             $--               $--               $--           $--
--------------------------------     -------          -------         -------           -------           -------        ------
Net asset value, end of year          $14.15           $11.53          $10.78            $12.25            $16.19        $12.47
--------------------------------     -------          -------         -------           -------           -------        ------
Total return(%)(+)                     22.78++           6.96          (12.00)           (21.76)            33.00         23.53
--------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                     SIX MONTHS                                     YEARS ENDED 8/31
                                        ENDED         --------------------------------------------------------------------------
CLASS A (CONTINUED)                    2/29/04           2003            2002             2001             2000          1999
                                     (UNAUDITED)

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                              1.70+            1.75            1.77              1.76              1.77          1.72
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)           (0.33)+           0.36           (0.02)            (0.02)             1.91          0.27
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                        51               96             153               131               123           136
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
(000 Omitted)                       $555,232         $387,732        $313,418          $240,231          $109,310       $16,839
--------------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class A. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund.
    To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)          $(0.02)           $0.03          $(0.01)           $(0.01)            $0.29        $(0.05)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                              1.71+            1.80            1.86              1.84              1.84          2.45
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)           (0.34)+           0.31           (0.11)            (0.10)             1.84         (0.46)
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                         SIX MONTHS                                 YEARS ENDED 8/31
                                            ENDED         ---------------------------------------------------------------------
CLASS B                                    2/29/04           2003           2002           2001           2000         1999
                                         (UNAUDITED)
Net asset value, beginning of year        $11.19           $10.54         $12.04         $15.98           $12.37       $10.21
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income (loss)(S)         $(0.06)          $(0.03)        $(0.08)        $(0.10)           $0.18       $(0.04)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                  2.57             0.68          (1.42)         (3.39)            3.77         2.35
------------------------------------     -------          -------        -------        -------          -------        -----
Total from investment
operations                                 $2.51            $0.65         $(1.50)        $(3.49)           $3.95        $2.31
------------------------------------     -------          -------        -------        -------          -------        -----

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                 $--              $--            $--         $(0.04)             $--       $(0.00)+++
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                --               --             --          (0.34)           (0.34)       (0.15)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                      --               --             --          (0.00)+++           --           --
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                --               --             --          (0.07)              --           --
------------------------------------     -------          -------        -------        -------          -------        -----
Total distributions declared to
shareholders                                 $--              $--            $--         $(0.45)          $(0.34)      $(0.15)
------------------------------------     -------          -------        -------        -------          -------        -----
Net asset value, end of year              $13.70           $11.19         $10.54         $12.04           $15.98       $12.37
------------------------------------     -------          -------        -------        -------          -------        -----
Total return (%)                           22.43++           6.17         (12.46)        (22.27)           32.14        22.84
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                         SIX MONTHS                                 YEARS ENDED 8/31
                                            ENDED         ---------------------------------------------------------------------
CLASS B (CONTINUED)                        2/29/04           2003           2002           2001           2000         1999
                                         (UNAUDITED)

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                  2.35+            2.40           2.42           2.41             2.42         2.37
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (0.95)+          (0.32)         (0.69)         (0.71)            1.19        (0.36)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            51               96            153            131              123          136
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
(000 Omitted)                           $114,408          $88,177        $82,659        $82,135          $60,559      $10,683
-------------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class B. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund.
    To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)              $(0.06)          $(0.04)        $(0.09)        $(0.11)           $0.17       $(0.12)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                  2.36+            2.45           2.51           2.49             2.49         3.10
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (0.96)+          (0.37)         (0.78)         (0.79)            1.12        (1.09)
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                         SIX MONTHS                                  YEARS ENDED 8/31
                                            ENDED          -------------------------------------------------------------------
CLASS C                                    2/29/04         2003           2002           2001            2000          1999
                                         (UNAUDITED)
Net asset value, beginning of year       $11.17           $10.52         $12.02         $15.97           $12.36        $10.21
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income (loss)(S)        $(0.06)          $(0.03)        $(0.08)        $(0.09)           $0.19        $(0.04)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and
  foreign currency                         2.56             0.68          (1.42)         (3.40)            3.76          2.34
------------------------------------     ------           ------         ------         ------           ------        ------
Total from investment
operations                                $2.50            $0.65         $(1.50)        $(3.49)           $3.95         $2.30
------------------------------------     ------           ------         ------         ------           ------        ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                $--              $--            $--         $(0.05)             $--        $(0.00)+++
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                               --               --             --          (0.34)           (0.34)        (0.15)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                     --               --             --          (0.00)+++           --            --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain
  on investments and foreign
  currency transactions                      --               --             --          (0.07)              --            --
------------------------------------     ------           ------         ------         ------           ------        ------
Total distributions declared to
shareholders                                $--              $--            $--         $(0.46)          $(0.34)       $(0.15)
------------------------------------     ------           ------         ------         ------           ------        ------
Redemption fees added to paid-in
capital                                   $0.00+++           $--            $--            $--              $--           $--
------------------------------------     ------           ------         ------         ------           ------        ------
Net asset value, end of year             $13.67           $11.17         $10.52         $12.02           $15.97        $12.36
------------------------------------     ------           ------         ------         ------           ------        ------
Total return (%)                          22.38++           6.18         (12.48)        (22.27)           32.17         22.74
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                        SIX MONTHS                                  YEARS ENDED 8/31
                                           ENDED         ---------------------------------------------------------------------
CLASS C (CONTINUED)                       2/29/04           2003           2002           2001            2000          1999
                                        (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                 2.35+            2.40           2.42           2.41             2.42          2.37
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              (0.96)+          (0.32)         (0.09)         (0.10)            1.28         (0.33)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           51               96            153            131              123           136
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
(000 Omitted)                           $71,059          $46,022        $43,046        $47,375          $31,126        $3,802
------------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class C. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund.
    To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)             $(0.06)          $(0.04)        $(0.09)        $(0.10)           $0.18        $(0.12)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                 2.36+            2.45           2.51           2.49             2.49          3.10
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              (0.97)+          (0.37)         (0.79)         (0.78)            1.21         (1.06)
------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                          SIX MONTHS                                 YEARS ENDED 8/31
                                            ENDED         ---------------------------------------------------------------------
CLASS I                                    2/29/04           2003           2002           2001           2000         1999
                                         (UNAUDITED)

Net asset value, beginning of year        $11.75            $10.95         $12.39         $16.33          $12.55       $10.26
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income(S)                 $0.00+++          $0.10          $0.04          $0.03           $0.26        $0.05
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                  2.69              0.70          (1.48)         (3.46)           3.90         2.42
-------------------------------------     ------            ------         ------         ------          ------       ------
Total from investment
operations                                 $2.69             $0.80         $(1.44)        $(3.43)          $4.16        $2.47
-------------------------------------     ------            ------         ------         ------          ------       ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income              $(0.03)              $--            $--         $(0.10)         $(0.04)      $(0.02)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                --                --             --          (0.34)          (0.34)       (0.16)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                      --                --             --          (0.00)+++          --           --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                --                --             --          (0.07)             --           --
-------------------------------------     ------            ------         ------         ------          ------       ------
Total distributions declared to
shareholders                              $(0.03)              $--            $--         $(0.51)         $(0.38)      $(0.18)
-------------------------------------     ------            ------         ------         ------          ------       ------
Net asset value, end of year              $14.41            $11.75         $10.95         $12.39          $16.33       $12.55
-------------------------------------     ------            ------         ------         ------          ------       ------
Total return (%)                           22.95++            7.31         (11.62)        (21.49)          33.61        24.08
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                         SIX MONTHS                                 YEARS ENDED 8/31
                                            ENDED         --------------------------------------------------------------------
CLASS I (CONTINUED)                        2/29/04           2003           2002           2001           2000         1999
                                         (UNAUDITED)
RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                  1.36+             1.40           1.42           1.41            1.42         1.37
------------------------------------------------------------------------------------------------------------------------------
Net investment income                       0.04+             0.95           0.38           0.25            1.66         0.47
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            51                96            153            131             123          136
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year
(000 Omitted)                           $388,096          $232,328        $18,207        $10,150         $10,398       $1,047
------------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, and certain other fees and expenses, such that Other
    Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class I. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)               $0.00+++          $0.10          $0.03          $0.02           $0.25       $(0.03)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                  1.37+             1.45           1.51           1.49            1.49         2.10
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                0.03+             0.90           0.29           0.17            1.59        (0.26)
------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                        SIX MONTHS                PERIOD
                                                                          ENDED                   ENDED
CLASS R1                                                                 2/29/04                 8/31/03*
                                                                       (UNAUDITED)
Net asset value, beginning of period                                      $11.52                  $10.38
----------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                                  $(0.03)                 $(0.01)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          2.63                    1.15
--------------------------------------------------------------------     -------                  ------
Total from investment operations                                           $2.60                   $1.14
--------------------------------------------------------------------     -------                  ------
Less distributions declared to shareholders from net investment
income                                                                    $(0.02)                    $--
--------------------------------------------------------------------     -------                  ------
Net asset value, end of period                                            $14.10                  $11.52
--------------------------------------------------------------------     -------                  ------
Total return (%)                                                           22.63++                 10.98++
----------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.85+                   1.90+
----------------------------------------------------------------------------------------------------------
Net investment loss                                                        (0.47)+                 (0.09)+
----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            51                      96
----------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $10,432                  $4,810
----------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class R1. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                       $(0.03)                 $(0.01)
----------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                  1.86+                   1.95+
----------------------------------------------------------------------------------------------------------
Net investment loss                                                        (0.48)+                 (0.14)+
----------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

                                                                  PERIOD ENDED
                                                                      2/29/04*
CLASS R2                                                           (UNAUDITED)

Net asset value, beginning of period                                  $12.56
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                              $(0.03)
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency transactions                                                 1.58
----------------------------------------------------------------------------
Total from investment operations                                       $1.55
----------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                          $(0.03)
----------------------------------------------------------------------------
Net asset value, end of period                                        $14.08
----------------------------------------------------------------------------
Total return (%)                                                       12.39++
-------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                              2.10+
-------------------------------------------------------------------------------
Net investment loss                                                    (0.74)+
-------------------------------------------------------------------------------
Portfolio turnover                                                        51
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $6
-------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets for Class R2. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                   $(0.03)
-------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                              2.11+
-------------------------------------------------------------------------------
Net investment loss                                                    (0.75)+
-------------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                          SIX MONTHS ENDED         YEAR ENDED           PERIOD ENDED
                                                              2/29/04               8/31/03               8/31/02*
CLASS 529A                                                  (UNAUDITED)
Net asset value, beginning of period                           $11.50                $10.78                $10.66
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                              $(0.04)                $0.03                $(0.00)+++
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                               2.64                  0.69                  0.12
---------------------------------------------------------     -------                ------                ------
Total from investment operations                                $2.60                 $0.72                 $0.12
---------------------------------------------------------     -------                ------                ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                   $(0.01)                  $--                   $--
---------------------------------------------------------     -------                ------                ------
Net asset value, end of period                                 $14.09                $11.50                $10.78
---------------------------------------------------------     -------                ------                ------
Total return (%)(+)                                             22.60++                6.68                  1.13++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                       1.95+                 2.00                  2.02+
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    (0.56)+                0.30                 (0.20)+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 51                    96                   153
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                          $241                  $112                   $11
--------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65% annually. This arrangement is effected by
    MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets for Class 529A. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                   $(0.04)                $0.03                $(0.00)+++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                       1.96+                 2.05                  2.11+
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    (0.57)+                0.25                 (0.29)+
--------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                                        SIX MONTHS ENDED           YEAR ENDED           PERIOD ENDED
                                                            2/29/04                 8/31/03               8/31/02*
CLASS 529B                                                (UNAUDITED)

Net asset value, beginning of period                         $11.17                 $10.54                 $10.42
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                     $(0.08)                $(0.05)                $(0.00)+++
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                             2.56                   0.68                   0.12
-------------------------------------------------------     -------                 ------                 ------
Total from investment operations                              $2.48                  $0.63                  $0.12
-------------------------------------------------------     -------                 ------                 ------
Net asset value, end of period                               $13.65                 $11.17                 $10.54
-------------------------------------------------------     -------                 ------                 ------
Total return (%)                                              22.11++                 5.98                   1.15++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                     2.60+                  2.65                   2.67+
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                           (1.24)+                (0.43)                 (0.45)+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               51                     96                    153
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                         $95                    $41                     $5
--------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65% annually. This arrangement is effected by
    MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets for Class 529B. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                          $(0.08)                $(0.05)                $(0.00)+++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                     2.61+                  2.70                   2.76+
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                           (1.25)+                (0.48)                 (0.54)+
--------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued
                                                          SIX MONTHS ENDED         YEAR ENDED           PERIOD ENDED
                                                              2/29/04               8/31/03               8/31/02*
CLASS 529C                                                  (UNAUDITED)

Net asset value, beginning of period                           $11.14                $10.52                $10.40
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                       $(0.08)               $(0.04)               $(0.00)+++
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                               2.56                  0.66                  0.12
---------------------------------------------------------     -------                ------                ------
Total from investment operations                                $2.48                 $0.62                 $0.12
---------------------------------------------------------     -------                ------                ------
Net asset value, end of period                                 $13.62                $11.14                $10.52
---------------------------------------------------------     -------                ------                ------
Total return (%)                                                22.26++                5.89                  1.15++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                       2.60+                 2.65                  2.67+
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.24)+               (0.36)                (0.45)+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 51                    96                   153
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000 Omitted)                          $206                   $81                    $5
--------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.65% annually. This arrangement is effected by
    MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets for Class 529C. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                            $(0.08)               $(0.04)               $(0.00)+++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                       2.61+                 2.70                  2.76+
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.25)+               (0.41)                (0.54)+
--------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the New York Stock Exchange) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE  AGREEMENTS  -  The  fund may enter into repurchase agreements with
institutions   that   the   fund's   investment  adviser  has  determined  are
creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - The fund charges a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 days following the acquisition (either by purchase or exchange) of certain fund shares made on or after December 8, 2003. These fees are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended February 29, 2004, the fund's custodian fees were reduced by $3,488 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For six months ended February 29, 2004, the fund's miscellaneous expenses were reduced by $2,788 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The fund paid no distributions for the years ended August 31, 2002 and August 31, 2003.

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                 $1,045,910
-------------------------------------------------------------------------
Capital loss carryforward                                   (107,978,064)
-------------------------------------------------------------------------
Unrealized appreciation                                       45,115,621
-------------------------------------------------------------------------
Other temporary differences                                      (74,296)
-------------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

    EXPIRATION DATE
August 31, 2009                                             $(4,216,806)
------------------------------------------------------------------------
August 31, 2010                                             (58,123,654)
------------------------------------------------------------------------
August 31, 2011                                             (45,637,604)
------------------------------------------------------------------------
Total                                                     $(107,978,064)
------------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

Effective January 1, 2004, the management fee is computed daily and paid monthly at the following annual rates:

          First $1.0 billion of average net assets             0.90%
          ----------------------------------------------------------
          Next $1.0 billion of average net assets              0.80%
          ----------------------------------------------------------
          Average net assets in excess of $2.0 billion         0.70%
          ----------------------------------------------------------

Prior to January 1, 2004, the management fee was computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets. Management fees incurred for the six months ended February 29, 2004 were 0.96% of average daily net assets on an annualized basis.

MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class A, Class B, Class C, Class I, and Class R1 and not greater than 0.65% of average daily net assets for Class 529A, Class 529B, Class 529C, and Class R2. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the currrent agreement. This agreement will terminate on the earlier of July 31, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. At February 29, 2004, aggregate unreimbursed expenses amounted to $1,272,138.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees" compensation is a net increase of $11,281 as a result of the change in the fund's pension liability for current Trustees and a pension expense of $309 for retired Trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $45,505 and $310 for the six months ended February 29, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
----------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended
February 29, 2004 amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2
Service Fee Retained
by MFD                                    $7,456            $291            $150             $--             $--
----------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C
Service Fee Retained
by MFD                                       $49              $6             $24
----------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                          CLASS A     CLASS B     CLASS C   CLASS R1   CLASS R2
Effective Annual
Percentage Rates            0.35%       1.00%       1.00%      0.50%      0.50%
--------------------------------------------------------------------------------

                      CLASS 529A  CLASS 529B  CLASS 529C
Effective Annual
Percentage Rates           0.35%       1.00%       1.00%
--------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:

                         CLASS A    CLASS B    CLASS C  CLASS 529B  CLASS 529C

Contingent Deferred
Sales Charges Imposed     $3,661   $100,409     $2,675         $--         $--
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $532,013 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $88,902 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $632,581,410 and $481,084,569, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                             $1,201,710,538
        ----------------------------------------------------------
        Gross unrealized appreciation                $157,892,169
        ----------------------------------------------------------
        Gross unrealized depreciation                 (10,884,980)
        ----------------------------------------------------------
        Net unrealized appreciation                  $147,007,189
        ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                               Six months ended                      Year ended
                                                    2/29/04                            8/31/03
                                           SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES

Shares sold                              17,600,799      $229,082,210       30,271,752      $316,573,119
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                12,694           167,084               --                --
---------------------------------------------------------------------------------------------------------
Shares reacquired                       (12,001,378)     (161,639,340)     (25,705,916)     (269,487,051)
---------------------------------------------------------------------------------------------------------
Net increase                              5,612,115       $67,609,954        4,565,836       $47,086,068
---------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                               1,372,968       $17,574,747        2,249,013       $22,954,752
---------------------------------------------------------------------------------------------------------
Shares reacquired                          (899,168)      (11,397,205)      (2,215,900)      (22,457,073)
---------------------------------------------------------------------------------------------------------
Net increase                                473,800        $6,177,542           33,113          $497,679
---------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                               1,602,130       $20,278,737        1,582,387       $16,129,234
---------------------------------------------------------------------------------------------------------
Shares reacquired                          (524,437)       (6,749,630)      (1,556,144)      (15,741,059)
---------------------------------------------------------------------------------------------------------
Net increase                              1,077,693       $13,529,107           26,243          $388,175
---------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                               8,514,452      $113,861,879       19,092,539      $201,423,230
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                57,562           771,329               --                --
---------------------------------------------------------------------------------------------------------
Shares reacquired                        (1,420,204)      (18,460,940)        (976,393)      (10,403,126)
---------------------------------------------------------------------------------------------------------
Net increase                              7,151,810       $96,172,268       18,116,146      $191,020,104
---------------------------------------------------------------------------------------------------------

                                               Six months ended                     Period ended
                                                    2/29/04                           8/31/03*
                                           SHARES            AMOUNT           SHARES            AMOUNT

CLASS R1 SHARES

Shares sold                                 599,907        $7,928,709          741,611        $8,002,008
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                 1,035            13,607               --                --
---------------------------------------------------------------------------------------------------------
Shares reacquired                          (278,696)       (3,668,853)        (324,076)       (3,470,746)
---------------------------------------------------------------------------------------------------------
Net increase                                322,246        $4,273,463          417,535        $4,531,262
---------------------------------------------------------------------------------------------------------

                                                 Period ended
                                                   2/29/04**
                                           SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                     396            $5,018
----------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    --+               13
----------------------------------------------------------------------
Net increase                                    396            $5,031
----------------------------------------------------------------------

                                             Six months ended                      Year ended
                                                  2/29/04                            8/31/03
                                         SHARES            AMOUNT           SHARES            AMOUNT

CLASS 529A SHARES

Shares sold                                   7,540           $98,128            9,258           $96,624
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    10               123               --                --
---------------------------------------------------------------------------------------------------------
Shares reacquired                              (275)           (3,848)            (501)           (5,665)
---------------------------------------------------------------------------------------------------------
Net increase                                  7,275           $94,403            8,757           $90,959
---------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                   3,473           $44,282            3,318           $34,075
---------------------------------------------------------------------------------------------------------
Shares reacquired                              (169)           (1,970)            (151)           (1,630)
---------------------------------------------------------------------------------------------------------
Net increase                                  3,304           $42,312            3,167           $32,445
---------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                   7,866           $97,468            6,762           $68,334
---------------------------------------------------------------------------------------------------------
Shares reacquired                                (5)              (58)             (21)             (211)
---------------------------------------------------------------------------------------------------------
Net increase                                  7,861           $97,410            6,741           $68,123
---------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
  + Share amount was less than 1.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004, was $3,045. The fund had no borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)                                    Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36)                           CBL & Associates Properties, Inc. (real estate
Co-Chair                                                 investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38)
(diversified services company), Chairman, Trustee        Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30)                               (investor in health care companies), Managing
Co-Chair                                                 General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37)                   2001)
Trustee
Brigham and Women's Hospital, Chief of Cardiac           ELAINE R. SMITH (born 04/25/46)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Independent health care industry consultant


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.


Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Cohn, Sherratt and Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Gutow, Ives, Perera and Poorvu, and Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee of the Trust from January 1, 2002 until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until February 6, 2004. Ms. O'Neill retired on December
31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs.
Manning and Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              JP Morgan Chase Bank
MFS Fund Distributors, Inc.                              One Chase Manhattan Plaza
500 Boylston Street, Boston, MA                          New York, NY 10081
02116-3741

DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             RIF-SEM-4/04 111M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) CORE GROWTH FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) CORE GROWTH FUND

The fund seeks capital appreciation.

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
-------------------------------------------------------------------------------

TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              19
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     31
----------------------------------------------------
TRUSTEES AND OFFICERS                             41
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       43
----------------------------------------------------
CONTACT INFORMATION                               44
----------------------------------------------------
ASSET ALLOCATION                                  45

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended February 29, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation - excluding volatile food and energy prices - remained very low relative to historical averages.

-----------------------------------------------
TOP 5 SECTOR WEIGHTINGS
AS OF 2/29/04

TECHNOLOGY                                25.5%
-----------------------------------------------
HEALTH CARE                               24.7%
-----------------------------------------------
FINANCIAL SERVICES                         9.9%
-----------------------------------------------
RETAILING                                  9.2%
-----------------------------------------------
LEISURE                                    8.6%
-----------------------------------------------
The portfolio is actively managed, and current weightings may be different.

DETRACTORS FROM PERFORMANCE

While fund performance was positive for the six-month period ended February 29, 2004, we did not fully participate in the market's gains; the portfolio underperformed its benchmark, the Russell 1000 Growth Index, and the average large-cap growth fund as reported by Lipper Inc.

Relative to our benchmark, transportation was the fund's weakest area over the period. Stock selection as well as an overweighting in the sector hurt results as transportation stocks generally underperformed the broad market. Our key detractors in the sector were a pair of low-cost airlines: Southwest Airlines in the United States and Ryanair in Europe. Issues weighing on Southwest and on the airline group in general included higher fuel prices, soft revenues, and broad security concerns. Ryanair stock declined sharply in late January 2004 when the company warned investors that its low fares could lead to smaller profits in 2004. We subsequently sold our Ryanair position.

In the leisure sector, performance likewise suffered due to adverse stock selection and a relative overweighting. Going into the period, we believed our positions in advertising-sensitive broadcasting stocks would benefit from increased ad spending as the U.S. economy recovered. However, advertising spending, particularly in local markets, appeared stagnant during the period. Fund holdings such as media conglomerate Viacom and radio station operator Clear Channel Communications detracted from relative performance. We cut back both positions significantly during the period.

Stock selection in the financial services sector also held back relative results. The largest detractor here was student loan agency SLM Corporation (Sallie Mae). In our view, SLM shares' failure to keep pace with the broader market was caused largely by uncertainty concerning the higher education lending reauthorization bill that was pending before Congress. While this has been a less contentious issue in the past, we recognize the potential for heightened political risk during an election year. Over the longer term, however, we believe SLM will likely use its fully integrated product and service platform to continue to increase its competitive advantage. As such, we continued to hold SLM as of period-end, although we did decrease our position during the period.

Individual stocks in other sectors that had a meaningful negative impact on results included moderate-priced apparel retailer Kohl's. We believe mediocre merchandising, together with adverse weather in key markets, caused the firm to report weak operating results. We viewed these issues as surmountable and maintained our Kohl's holding over the period. Our underweighted position in pharmaceutical giant Pfizer was also a relative detractor, as its shares gained more than the broad market. The fund's shares in Taiwan Semiconductor, the world's largest dedicated foundry service provider, traded lower and were sold out of the portfolio amid a general semiconductor correction as well as fears of political instability in Taiwan. Meanwhile, our position in digital wireless communications firm QUALCOMM also weighted on relative results. We were underweighted in the stock, which soared over the period, and we also missed some of that strong performance. An overweighting in electric commerce firm InterActiveCorp also held back relative performance as the stock sank during the period.

The portfolio's cash position, although it averaged less than 1% of assets over the period, also detracted from relative performance. As with nearly all mutual funds, this portfolio holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Relative returns over the period were boosted by individual holdings across a variety of sectors. The strongest single contributor over the period was conglomerate Tyco International, which did well as new management began to turn around the firm's performance. Underweighting retail giant Wal-Mart also aided relative performance as the company's shares significantly underperformed the broad market over the period.

While overall stock selection in technology detracted from relative results, a number of technology stocks were among the fund's top performers. These included security software firm Symantec and telecom infrastructure firm Nortel Networks. Valuation concerns led us to underweight semiconductor manufacturer Intel. This helped relative results as the stock, which had soared for much of 2003, retreated in early 2004. Carrying a below-index weight in semiconductor manufacturing equipment company Applied Materials likewise contributed to relative returns as the stock performed poorly. By period-end we had sold our Applied Materials position.

The fund's position in pharmaceutical benefits manager (PBM) Caremark Rx helped performance as the stock rose sharply over the period. PBMs are firms that help other companies manage and contain the cost of prescription drug benefits offered to employees. The fund's position in cruise line Carnival also helped results as the stock performed strongly over the period.

Not owning pharmaceutical giant Merck also helped relative returns as the firm's stock lost ground over the period. We avoided Merck because we felt its medium-term growth prospects would be limited by patent expirations on key products as well as by a dearth of new drugs in the development pipeline.

    Respectfully,

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

--------------------------------------------------------------------------------
Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

-----------------------
Average annual
without sales charge
-----------------------

                    Class
     Share        inception
     class          date        6-mo     1-yr      3-yr       5-yr     Life*
------------------------------------------------------------------------------
       A          1/2/1996       --      28.76%     -8.77%    -0.44%    12.59%
------------------------------------------------------------------------------
       B         12/31/1999      --      27.85%     -9.35%    -0.96%    12.23%
------------------------------------------------------------------------------
       C         12/31/1999      --      27.85%     -9.36%    -0.95%    12.24%
------------------------------------------------------------------------------
       I          1/2/1997       --      29.13%     -8.44%    -0.15%    12.82%
------------------------------------------------------------------------------
       R1        12/31/2002      --      28.68%     -8.79%    -0.45%    12.58%
------------------------------------------------------------------------------
       R2        10/31/2003      --      28.68%     -8.79%    -0.45%    12.58%
------------------------------------------------------------------------------

-----------------------
Average annual
-----------------------

  Comparative benchmarks

------------------------------------------------------------------------------
  Average large-cap
  growth fund+                   9.92%   33.18%     -6.49%    -3.82%     6.18%
------------------------------------------------------------------------------
  Russell 1000 Growth
  Index#                        12.17%   37.18%     -4.85%    -4.80%     7.17%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

-----------------------
Average annual
with sales charge
-----------------------

     Share
     class                      6-mo     1-yr      3-yr       5-yr     Life*
------------------------------------------------------------------------------
       A                         --      21.36%    -10.55%    -1.61%    11.78%
------------------------------------------------------------------------------
       B                         --      23.85%    -10.27%    -1.32%    12.23%
------------------------------------------------------------------------------
       C                         --      26.85%     -9.36%    -0.95%    12.24%
------------------------------------------------------------------------------

I, R1, and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

-----------------------
Cumulative without
sales charge
-----------------------

------------------------------------------------------------------------------
       A                         6.87%   28.76%    -24.06%    -2.18%   163.12%
------------------------------------------------------------------------------
       B                         6.53%   27.85%    -25.51%    -4.70%   156.33%
------------------------------------------------------------------------------
       C                         6.45%   27.85%    -25.55%    -4.67%   156.42%
------------------------------------------------------------------------------
       I                         6.97%   29.13%    -23.25%    -0.73%   167.37%
------------------------------------------------------------------------------
       R1                        6.80%   28.68%    -24.11%    -2.24%   162.94%
------------------------------------------------------------------------------
       R2                        6.80%   28.68%    -24.11%    -2.24%   162.95%
------------------------------------------------------------------------------

Periods less than one year are actual, not annualized.
 * For the period from the commencement of the fund's investment operations, January 2, 1996, through February 29, 2004. Index information is from January 1, 1996.
 + Source: Lipper Inc., an independent firm that reports mutual fund performance.
 # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 1000 GROWTH INDEX - measures the performance of large-cap U.S. growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
--------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.6%
--------------------------------------------------------------------------------------------
ISSUER                                                               SHARES          $ VALUE
--------------------------------------------------------------------------------------------
U.S. Stocks - 92.2%
--------------------------------------------------------------------------------------------
Airlines - 1.0%
--------------------------------------------------------------------------------------------
Southwest Airlines Co.                                              582,300       $8,041,563
--------------------------------------------------------------------------------------------

Apparel Manufacturers - 1.8%
--------------------------------------------------------------------------------------------
Coach, Inc.*                                                        129,800       $5,143,974
--------------------------------------------------------------------------------------------
Nike, Inc., "B"                                                     116,500        8,533,625
--------------------------------------------------------------------------------------------
                                                                                 $13,677,599
--------------------------------------------------------------------------------------------
Automotive - 0.9%
--------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                               128,900       $6,847,168
--------------------------------------------------------------------------------------------

Banks & Credit Companies - 5.7%
--------------------------------------------------------------------------------------------
American Express Co.                                                294,100      $15,710,822
--------------------------------------------------------------------------------------------
Citigroup, Inc.                                                     204,200       10,263,092
--------------------------------------------------------------------------------------------
Fannie Mae                                                           78,100        5,849,690
--------------------------------------------------------------------------------------------
MBNA Corp.                                                          173,200        4,733,556
--------------------------------------------------------------------------------------------
SLM Corp.                                                           192,500        8,063,825
--------------------------------------------------------------------------------------------
                                                                                 $44,620,985
--------------------------------------------------------------------------------------------
Biotechnology - 3.8%
--------------------------------------------------------------------------------------------
Amgen, Inc.*                                                        149,300       $9,485,029
--------------------------------------------------------------------------------------------
Genzyme Corp.*                                                      220,000       11,171,600
--------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                              127,400        6,906,354
--------------------------------------------------------------------------------------------
Protein Design Labs, Inc.*                                           92,900        2,229,600
--------------------------------------------------------------------------------------------
                                                                                 $29,792,583
--------------------------------------------------------------------------------------------
Broadcast & Cable TV - 3.0%
--------------------------------------------------------------------------------------------
Comcast Holdings Corp., "A"*                                        207,300       $6,227,292
--------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                 321,400       11,608,968
--------------------------------------------------------------------------------------------
NTL, Inc.*                                                           79,400        5,443,664
--------------------------------------------------------------------------------------------
                                                                                 $23,279,924
--------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.6%
--------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                             34,100       $1,926,650
--------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                           146,100        8,942,781
--------------------------------------------------------------------------------------------
Morgan Stanley                                                       32,000        1,912,320
--------------------------------------------------------------------------------------------
                                                                                 $12,781,751
--------------------------------------------------------------------------------------------

Business Services - 1.4%
--------------------------------------------------------------------------------------------
Affiliated Computer Services, Inc.^*                                 80,000       $3,860,800
--------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                       187,600        7,243,236
--------------------------------------------------------------------------------------------
                                                                                 $11,104,036
--------------------------------------------------------------------------------------------
Chemicals - 0.8%
--------------------------------------------------------------------------------------------
3M Co.                                                               48,500       $3,783,970
--------------------------------------------------------------------------------------------
Monsanto Co.                                                         70,000        2,312,800
--------------------------------------------------------------------------------------------
                                                                                  $6,096,770
--------------------------------------------------------------------------------------------
Computer Software - 6.7%
--------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.^*                                       78,400       $1,209,712
--------------------------------------------------------------------------------------------
Manhattan Associates, Inc.^*                                         28,000          802,480
--------------------------------------------------------------------------------------------
Mercury Interactive Corp.*                                          108,900        5,286,006
--------------------------------------------------------------------------------------------
Microsoft Corp.                                                   1,000,000       26,500,000
--------------------------------------------------------------------------------------------
Oracle Corp.*                                                       200,000        2,576,000
--------------------------------------------------------------------------------------------
Symantec Corp.*                                                     266,900       10,980,266
--------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                             166,600        5,067,972
--------------------------------------------------------------------------------------------
                                                                                 $52,422,436
--------------------------------------------------------------------------------------------
Computer Software - Systems - 1.7%
--------------------------------------------------------------------------------------------
EMC Corp.*                                                          466,500       $6,680,280
--------------------------------------------------------------------------------------------
International Business Machines Corp.                                65,300        6,301,450
--------------------------------------------------------------------------------------------
                                                                                 $12,981,730
--------------------------------------------------------------------------------------------
Consumer Goods & Services - 4.0%
--------------------------------------------------------------------------------------------
Apollo Group, Inc.*                                                  53,600       $4,081,640
--------------------------------------------------------------------------------------------
Avon Products, Inc.                                                  58,700        4,144,220
--------------------------------------------------------------------------------------------
Career Education Corp.*                                              72,800        3,639,272
--------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                               159,400        8,838,730
--------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                 99,600       10,209,996
--------------------------------------------------------------------------------------------
                                                                                 $30,913,858
--------------------------------------------------------------------------------------------
Electrical Equipment - 7.4%
--------------------------------------------------------------------------------------------
Danaher Corp.^                                                       90,100       $8,075,663
--------------------------------------------------------------------------------------------
General Electric Co.                                                835,800       27,180,216
--------------------------------------------------------------------------------------------
Tyco International Ltd.                                             795,700       22,733,149
--------------------------------------------------------------------------------------------
                                                                                 $57,989,028
--------------------------------------------------------------------------------------------

Electronics - 5.5%
--------------------------------------------------------------------------------------------
Agere Systems, Inc., "B"*                                           400,000       $1,484,000
--------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                291,400       14,540,860
--------------------------------------------------------------------------------------------
Intel Corp.                                                         455,800       13,323,034
--------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                              47,500        1,527,125
--------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                             293,000        8,980,450
--------------------------------------------------------------------------------------------
Xilinx, Inc.*                                                        76,000        3,195,040
--------------------------------------------------------------------------------------------
                                                                                 $43,050,509
--------------------------------------------------------------------------------------------
Entertainment - 1.1%
--------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                   44,100       $1,898,064
--------------------------------------------------------------------------------------------
Fox Entertainment Group, Inc.*                                      109,800        3,186,396
--------------------------------------------------------------------------------------------
Viacom, Inc.                                                         50,000        1,923,000
--------------------------------------------------------------------------------------------
Walt Disney Co.                                                      73,000        1,936,690
--------------------------------------------------------------------------------------------
                                                                                  $8,944,150
--------------------------------------------------------------------------------------------
Food & Drug Stores - 0.6%
--------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                     300,000       $1,674,000
--------------------------------------------------------------------------------------------
Walgreen Co.                                                         94,100        3,355,606
--------------------------------------------------------------------------------------------
                                                                                  $5,029,606
--------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 2.9%
--------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                       278,900      $14,474,910
--------------------------------------------------------------------------------------------
SYSCO Corp.                                                         203,300        8,060,845
--------------------------------------------------------------------------------------------
                                                                                 $22,535,755
--------------------------------------------------------------------------------------------
Gaming & Lodging - 1.4%
--------------------------------------------------------------------------------------------
Carnival Corp.                                                      236,800      $10,506,816
--------------------------------------------------------------------------------------------

General Merchandise - 4.3%
--------------------------------------------------------------------------------------------
Kohl's Corp.*                                                       179,800       $9,259,700
--------------------------------------------------------------------------------------------
Target Corp.                                                        344,200       15,131,032
--------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                               156,600        9,327,096
--------------------------------------------------------------------------------------------
                                                                                 $33,717,828
--------------------------------------------------------------------------------------------
Insurance - 2.4%
--------------------------------------------------------------------------------------------
AFLAC, Inc.                                                          50,900       $2,067,049
--------------------------------------------------------------------------------------------
American International Group, Inc.                                  224,700       16,627,800
--------------------------------------------------------------------------------------------
                                                                                 $18,694,849
--------------------------------------------------------------------------------------------

Internet - 2.5%
--------------------------------------------------------------------------------------------
eBay, Inc.*                                                         145,400      $10,012,244
--------------------------------------------------------------------------------------------
InterActiveCorp.^*                                                  300,600        9,790,542
--------------------------------------------------------------------------------------------
                                                                                 $19,802,786
--------------------------------------------------------------------------------------------
Leisure & Toys - 0.6%
--------------------------------------------------------------------------------------------
International Game Technology                                       114,100       $4,477,284
--------------------------------------------------------------------------------------------

Machinery & Tools - 0.1%
--------------------------------------------------------------------------------------------
Eaton Corp.                                                          19,600       $1,147,384
--------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 4.6%
--------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                               201,300      $13,130,799
--------------------------------------------------------------------------------------------
Caremark Rx, Inc.^*                                                 320,700       10,345,782
--------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.^*                             150,000        7,987,500
--------------------------------------------------------------------------------------------
HCA, Inc.                                                            53,700        2,283,324
--------------------------------------------------------------------------------------------
Lincare Holdings, Inc.^*                                             55,900        1,807,806
--------------------------------------------------------------------------------------------
                                                                                 $35,555,211
--------------------------------------------------------------------------------------------
Medical Equipment - 6.6%
--------------------------------------------------------------------------------------------
Baxter International, Inc.                                          133,900       $3,899,168
--------------------------------------------------------------------------------------------
Biomet, Inc.                                                        156,800        6,112,064
--------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                      84,800        8,004,272
--------------------------------------------------------------------------------------------
Guidant Corp.                                                       126,300        8,606,082
--------------------------------------------------------------------------------------------
Invitrogen Corp.*                                                    28,900        2,129,930
--------------------------------------------------------------------------------------------
Medtronic, Inc.                                                     167,800        7,869,820
--------------------------------------------------------------------------------------------
Thermo Electron Corp.*                                              211,800        5,945,226
--------------------------------------------------------------------------------------------
Waters Corp.*                                                       110,700        4,089,258
--------------------------------------------------------------------------------------------
Zimmer Holdings, Inc.*                                               65,900        4,984,676
--------------------------------------------------------------------------------------------
                                                                                 $51,640,496
--------------------------------------------------------------------------------------------
Oil Services - 1.6%
--------------------------------------------------------------------------------------------
BJ Services Co.*                                                     30,100       $1,303,029
--------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                                94,700        4,187,634
--------------------------------------------------------------------------------------------
Halliburton Co.                                                     103,100        3,295,076
--------------------------------------------------------------------------------------------
Smith International, Inc.*                                           73,800        3,739,446
--------------------------------------------------------------------------------------------
                                                                                 $12,525,185
--------------------------------------------------------------------------------------------

Personal Computers & Peripherals - 2.1%
--------------------------------------------------------------------------------------------
Apple Computer, Inc.                                                135,900       $3,252,087
--------------------------------------------------------------------------------------------
Dell, Inc.*                                                         394,000       12,864,100
--------------------------------------------------------------------------------------------
                                                                                 $16,116,187
--------------------------------------------------------------------------------------------
Pharmaceuticals - 8.2%
--------------------------------------------------------------------------------------------
Abbott Laboratories                                                 258,900      $11,080,920
--------------------------------------------------------------------------------------------
Allergan, Inc.                                                      102,000        8,929,080
--------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                      69,500        5,138,830
--------------------------------------------------------------------------------------------
Johnson & Johnson                                                   300,000       16,173,000
--------------------------------------------------------------------------------------------
Pfizer, Inc.                                                        450,000       16,492,500
--------------------------------------------------------------------------------------------
Wyeth                                                               147,200        5,814,400
--------------------------------------------------------------------------------------------
                                                                                 $63,628,730
--------------------------------------------------------------------------------------------
Restaurants - 0.5%
--------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                             72,400       $3,503,436
--------------------------------------------------------------------------------------------

Specialty Stores - 2.4%
--------------------------------------------------------------------------------------------
Best Buy Co., Inc.                                                   45,000       $2,396,250
--------------------------------------------------------------------------------------------
CarMax, Inc.*                                                        61,400        2,087,600
--------------------------------------------------------------------------------------------
Home Depot, Inc.                                                    171,800        6,238,058
--------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.*                                 52,600        1,260,822
--------------------------------------------------------------------------------------------
PETsMART, Inc.                                                      116,400        3,159,096
--------------------------------------------------------------------------------------------
Ross Stores, Inc.                                                    63,400        2,031,970
--------------------------------------------------------------------------------------------
Staples, Inc.*                                                       45,100        1,182,522
--------------------------------------------------------------------------------------------
                                                                                 $18,356,318
--------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.3%
--------------------------------------------------------------------------------------------
Andrew Corp.*                                                       114,900       $2,047,518
--------------------------------------------------------------------------------------------

Telecommunications - Wireline - 4.2%
--------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                              1,131,600      $26,139,960
--------------------------------------------------------------------------------------------
Corning, Inc.*                                                      125,400        1,573,770
--------------------------------------------------------------------------------------------
Juniper Networks, Inc.*                                              77,300        1,999,751
--------------------------------------------------------------------------------------------
QUALCOMM, Inc.                                                       44,400        2,817,180
--------------------------------------------------------------------------------------------
                                                                                 $32,530,661
--------------------------------------------------------------------------------------------
Trucking - 0.5%
--------------------------------------------------------------------------------------------
FedEx Corp.                                                          58,100       $3,990,308
--------------------------------------------------------------------------------------------
Total U.S. Stocks                                                               $718,350,448
--------------------------------------------------------------------------------------------

Foreign Stocks - 5.4%
--------------------------------------------------------------------------------------------
Australia - 0.8%
--------------------------------------------------------------------------------------------
News Corp. Ltd., ADR (Broadcast & Cable TV)^                        163,700       $6,130,565
--------------------------------------------------------------------------------------------

Bermuda - 0.8%
--------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                        137,900       $6,278,587
--------------------------------------------------------------------------------------------

Canada - 0.9%
--------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*              850,700       $6,788,586
--------------------------------------------------------------------------------------------

Cayman Islands - 0.1%
--------------------------------------------------------------------------------------------
Garmin Ltd. (Telecommunications - Wireline)^                         15,900         $728,856
--------------------------------------------------------------------------------------------

Finland - 0.5%
--------------------------------------------------------------------------------------------
Nokia Corp., ADR (Telecommunications - Wireless)                    177,100       $3,855,467
--------------------------------------------------------------------------------------------

Mexico - 0.2%
--------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)                      41,600       $1,837,472
--------------------------------------------------------------------------------------------

Switzerland - 1.1%
--------------------------------------------------------------------------------------------
Alcon, Inc. (Medical Equipment)                                      31,500       $1,980,090
--------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                   66,500        6,877,862
--------------------------------------------------------------------------------------------
                                                                                  $8,857,952
--------------------------------------------------------------------------------------------
United Kingdom - 1.0%
--------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                    178,600       $4,979,368
--------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)*               1,101,700        2,749,596
--------------------------------------------------------------------------------------------
                                                                                  $7,728,964
--------------------------------------------------------------------------------------------
Total Foreign Stocks                                                             $42,206,449
--------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $651,013,205)                                    $760,556,897
--------------------------------------------------------------------------------------------

Preferred Stocks - 0.9%
--------------------------------------------------------------------------------------------
Broadcast & Cable TV - 0.9%
--------------------------------------------------------------------------------------------
News Corp. Ltd., ADR                                                215,500       $7,053,315
--------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $6,831,510)                              $7,053,315
--------------------------------------------------------------------------------------------

Short-Term Obligations - 0.5%
--------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)             $ VALUE
--------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/01/04,
at Amortized Cost                                                    $3,997       $3,997,000
--------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 4.7%
--------------------------------------------------------------------------------------------
ISSUER                                                               SHARES          $ VALUE
--------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                                   36,766      $36,766,309
--------------------------------------------------------------------------------------------

Repurchase Agreements - 2.5%
--------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)             $ VALUE
--------------------------------------------------------------------------------------------
Merrill Lynch, dated 2/27/04, due 3/01/04, total to be
received $19,157,644 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account), at Cost                                                   $19,156      $19,156,000
--------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $717,764,024)                               $827,529,521
--------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (6.2)%                                          (48,274,289)
--------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $779,255,232
--------------------------------------------------------------------------------------------

* Non-income producing security.
^ All or a portion of this security is on loan.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
--------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS
Investments, at value, including $35,976,692 of securities
on loan (identified cost, $717,764,024)                         $827,529,521
--------------------------------------------------------------------------------------------------
Cash                                                                     357
--------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $1,044)                   1,044
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                   17,488,806
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    1,145,599
--------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    592,582
--------------------------------------------------------------------------------------------------
Total assets                                                                          $846,757,909
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $26,728,145
--------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 3,773,078
--------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        36,766,309
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                      48,036
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                          9,045
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                        37,646
--------------------------------------------------------------------------------------------------
  Administrative fee                                                   1,121
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               139,297
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      $67,502,677
--------------------------------------------------------------------------------------------------
Net assets                                                                            $779,255,232
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $860,904,979
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                     109,765,786
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (188,346,269)
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                   (3,069,264)
--------------------------------------------------------------------------------------------------
Total                                                                                 $779,255,232
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               51,070,685
--------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                    $487,808,324
--------------------------------------------------------------------------------------------------
  Shares outstanding                                              31,674,334
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                 $15.40
--------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$15.40)                                               $16.34
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $166,416,879
--------------------------------------------------------------------------------------------------
  Shares outstanding                                              11,085,599
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                              $15.01
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $117,324,049
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               7,814,707
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                              $15.01
--------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $4,267,024
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 272,572
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                           $15.65
--------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $3,433,680
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 223,130
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                           $15.39
--------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                          $5,276
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                     343
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                           $15.38
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                        $3,190,470
--------------------------------------------------------------------------------------------------
  Interest                                                             61,223
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                               (5,926)
--------------------------------------------------------------------------------------------------
Total investment income                                                                 $3,245,767
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                   $2,891,523
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                               13,596
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         807,651
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              856,829
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              801,198
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              571,520
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                               6,734
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                   8
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                     4
--------------------------------------------------------------------------------------------------
  Administrative fee                                                   22,896
--------------------------------------------------------------------------------------------------
  Custodian fee                                                        89,373
--------------------------------------------------------------------------------------------------
  Printing                                                             38,845
--------------------------------------------------------------------------------------------------
  Postage                                                              38,587
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        18,415
--------------------------------------------------------------------------------------------------
  Legal fees                                                            2,164
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                        96,927
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $6,256,270
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (44,976)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $6,211,294
--------------------------------------------------------------------------------------------------
Net investment loss                                                                    $(2,965,527)
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                         $58,655,183
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                       (24,016)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $58,631,167
--------------------------------------------------------------------------------------------------
Change in unrealized depreciation
--------------------------------------------------------------------------------------------------
  Investments                                                     $(4,697,754)
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies             612
--------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign currency
translation                                                                            $(4,697,142)
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                               $53,934,025
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $50,968,498
--------------------------------------------------------------------------------------------------

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                             SIX MONTHS ENDED           YEAR ENDED
                                                                  2/29/04                 8/31/03
                                                                (UNAUDITED)
INCREASE IN NET ASSETS

OPERATIONS

Net investment loss                                          $(2,965,527)             $(4,810,414)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                         58,631,167              (46,148,022)
---------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                          (4,697,142)             111,640,686
-------------------------------------------------------     ------------            -------------
Increase in net assets from operations                       $50,968,498              $60,682,250
-------------------------------------------------------     ------------            -------------
Net increase (decrease) in net assets from fund share
transactions                                                $(40,558,629)             $88,713,665
-------------------------------------------------------     ------------            -------------
Total increase in net assets                                 $10,409,869             $149,395,915
-------------------------------------------------------     ------------            -------------

NET ASSETS

At beginning of period                                      $768,845,363             $619,449,448
---------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $3,069,264 and $103,737, respectively)              $779,255,232             $768,845,363
---------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                        SIX MONTHS                                  YEARS ENDED 8/31
                                           ENDED         -----------------------------------------------------------------------
CLASS A                                   2/29/04               2003            2002            2001          2000         1999
                                        (UNAUDITED)

Net asset value, beginning of
period                                   $14.41            $13.22          $16.89          $27.51         $19.46         $14.44
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

 Net investment loss(S)                  $(0.04)           $(0.07)         $(0.12)         $(0.11)        $(0.16)           $--
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency                                  1.03              1.26           (3.55)          (9.73)          9.75           7.34
--------------------------------------   ------            ------          ------          ------         ------         ------
Total from investment operations          $0.99             $1.19          $(3.67)         $(9.84)         $9.59          $7.34
--------------------------------------   ------            ------          ------          ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net realized gain on
 investments and foreign currency
 transactions                               $--               $--             $--          $(0.53)        $(1.54)        $(2.32)
--------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                --                --              --           (0.25)            --             --
--------------------------------------   ------            ------          ------          ------         ------         ------
Total distributions declared to
shareholders                                $--               $--             $--          $(0.78)        $(1.54)        $(2.32)
--------------------------------------   ------            ------          ------          ------         ------         ------
Net asset value, end of period           $15.40            $14.41          $13.22          $16.89         $27.51         $19.46
--------------------------------------   ------            ------          ------          ------         ------         ------
Total return (%)(+)                        6.87++            9.00          (21.73)         (36.57)         51.38          54.33
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                 1.38+             1.42            1.47            1.52           1.25           0.88
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                       (0.54)+           (0.52)          (0.76)          (0.56)         (0.69)         (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          163               312             257             283            303            240
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                          $487,808          $496,271        $417,986        $111,062        $10,833         $1,837
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002.
    In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser and distributor voluntarily waived their fees. In consideration, the fund paid the investment adviser a fee not greater than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                         $--               $--          $(0.11)         $(0.12)        $(0.39)        $(0.22)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                   --                --            1.43            1.57           2.20           2.13
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                          --                --           (0.72)          (0.61)         (1.64)         (1.26)
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

                                                SIX MONTHS                    YEARS ENDED 8/31
                                                   ENDED         ------------------------------------------       PERIOD ENDED
CLASS B                                           2/29/04               2003            2002           2001         8/31/00*
                                                (UNAUDITED)

Net asset value, beginning of period               $14.09              $13.01          $16.72         $27.41          $23.88
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                            $(0.09)             $(0.15)         $(0.22)        $(0.23)         $(0.28)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency                    1.01                1.23           (3.49)         (9.70)           3.81
-----------------------------------------------    ------              ------          ------         ------          ------
Total from investment operations                    $0.92               $1.08          $(3.71)        $(9.93)          $3.53
-----------------------------------------------    ------              ------          ------         ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net realized gain on investments and
 foreign currency transactions                        $--                 $--             $--         $(0.52)            $--
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                          --                  --              --          (0.24)             --
-----------------------------------------------    ------              ------          ------         ------          ------
Total distributions declared to
shareholders                                          $--                 $--             $--         $(0.76)            $--
-----------------------------------------------    ------              ------          ------         ------          ------
Net asset value, end of period                     $15.01              $14.09          $13.01         $16.72          $27.41
-----------------------------------------------    ------              ------          ------         ------          ------
Total return (%)                                     6.53++              8.22          (22.13)        (37.01)          14.74++
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                           2.03+               2.07            2.12           2.17            2.15+
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.18)+             (1.18)          (1.41)         (1.20)          (1.51)+
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    163                 312             257            283             303
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                    $166,417            $155,602        $114,619        $68,839          $8,795
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002.
    In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                   $--                 $--          $(0.21)        $(0.24)         $(0.40)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                             --                  --            2.08           2.22            2.85+
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                    --                  --           (1.37)         (1.25)          (2.21)+
-------------------------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class B shares, December 31, 1999, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

                                                 SIX MONTHS                   YEARS ENDED 8/31
                                                    ENDED         -----------------------------------------       PERIOD ENDED
CLASS C                                            2/29/04               2003           2002           2001         8/31/00*
                                                 (UNAUDITED)

Net asset value, beginning of period                $14.10              $13.02         $16.73         $27.43          $23.88
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                             $(0.09)             $(0.15)        $(0.22)        $(0.23)         $(0.27)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on
 investments and foreign currency                     1.00                1.23          (3.49)         (9.70)           3.82
-------------------------------------------------   ------              ------         ------         ------          ------
Total from investment operations                     $0.91               $1.08         $(3.71)        $(9.93)          $3.55
-------------------------------------------------   ------              ------         ------         ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net realized gain on investments and
 foreign currency transactions                         $--                 $--            $--         $(0.53)            $--
--------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                           --                  --             --          (0.24)             --
-------------------------------------------------   ------              ------         ------         ------          ------
Total distributions declared to shareholders           $--                 $--            $--         $(0.77)            $--
-------------------------------------------------   ------              ------         ------         ------          ------
Net asset value, end of period                      $15.01              $14.10         $13.02         $16.73          $27.43
-------------------------------------------------   ------              ------         ------         ------          ------
Total return (%)                                      6.45++              8.29         (22.18)        (36.99)          14.82++
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                            2.03+               2.07           2.12           2.17            2.15+
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (1.18)+             (1.18)         (1.41)         (1.20)          (1.50)+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     163                 312            257            283             303
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                     $117,324            $110,786        $82,441        $45,879          $4,750
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002.
    In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                    $--                 $--         $(0.21)        $(0.24)         $(0.39)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                              --                  --           2.08           2.22            2.85+
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                     --                  --          (1.37)         (1.25)          (2.22)+
--------------------------------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class C shares, December 31, 1999, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                            SIX MONTHS                               YEARS ENDED 8/31
                                              ENDED         -------------------------------------------------------------------
CLASS I                                      2/29/04              2003           2002           2001          2000         1999
                                           (UNAUDITED)

Net asset value, beginning of period        $14.63           $13.37         $17.01         $27.63         $19.47         $14.46
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                     $(0.01)          $(0.02)        $(0.06)        $(0.03)        $(0.09)           $--
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency                                     1.03             1.28          (3.58)         (9.80)          9.79           7.33
-----------------------------------------   ------           ------         ------         ------         ------         ------
Total from investment operations             $1.02            $1.26         $(3.64)        $(9.83)         $9.70          $7.33
-----------------------------------------   ------           ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net realized gain on investments
 and foreign currency transactions             $--              $--            $--         $(0.54)        $(1.54)        $(2.32)
--------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                   --               --             --          (0.25)            --             --
-----------------------------------------   ------           ------         ------         ------         ------         ------
Total distributions declared to
shareholders                                   $--              $--            $--         $(0.79)        $(1.54)        $(2.32)
-----------------------------------------   ------           ------         ------         ------         ------         ------
Net asset value, end of period              $15.65           $14.63         $13.37         $17.01         $27.63         $19.47
-----------------------------------------   ------           ------         ------         ------         ------         ------
Total return (%)                              6.97++           9.42         (21.40)        (36.39)         51.77          54.40
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                    1.03+            1.07           1.12           1.15           0.94           0.71
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                          (0.19)+          (0.16)         (0.39)         (0.14)         (0.37)         (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             163              312            257            283            303            240
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                               $4,267           $4,317         $4,403         $7,381        $11,483        $10,285
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee from January 1, 2000 through July 30, 2002. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1,
    2000, the investment adviser voluntarily waived its fee. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                            $--              $--         $(0.06)        $(0.04)        $(0.39)        $(0.14)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                      --               --           1.08           1.20           1.84           1.46
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                             --               --          (0.35)         (0.19)         (1.27)         (0.77)
--------------------------------------------------------------------------------------------------------------------------------
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                           SIX MONTHS            PERIOD
                                                                              ENDED               ENDED
CLASS R1**                                                                   2/29/04            8/31/03*
                                                                           (UNAUDITED)
Net asset value, beginning of period                                       $14.41                $12.35
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss                                                       $(0.05)               $(0.08)
---------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign
 currency                                                                    1.03                  2.14##
------------------------------------------------------------------------   ------                ------
Total from investment operations                                            $0.98                 $2.06
------------------------------------------------------------------------   ------                ------
Net asset value, end of period                                             $15.39                $14.41
------------------------------------------------------------------------   ------                ------
Total return (%)                                                             6.80++               16.68++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                   1.55+                 1.65+
---------------------------------------------------------------------------------------------------------
Net investment loss                                                         (0.68)+               (0.82)+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            163                   312
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $3,434                $1,869
---------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
 ** Effective November 3, 2003, Class R shares have been renamed R1 shares.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gains and losses at such time.

See notes to financial statements.

                                                                       PERIOD
                                                                        ENDED
CLASS R2                                                              2/29/04*
                                                                     (UNAUDITED)

Net asset value, beginning of period                                   $14.64
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss                                                   $(0.05)
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign
 currency                                                                0.79###
-----------------------------------------------------------------------------
Total from investment operations                                        $0.74
-----------------------------------------------------------------------------
Net asset value, end of period                                         $15.38
-----------------------------------------------------------------------------
Total return (%)                                                         5.05++
--------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                               1.77+
--------------------------------------------------------------------------------
Net investment loss                                                     (0.91)+
--------------------------------------------------------------------------------
Portfolio turnover                                                        163
--------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $5
--------------------------------------------------------------------------------
  * For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gains and losses at such time.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Core Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the New York Stock Exchange) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with
institutions   that   the   fund's   investment  adviser  has  determined  are
creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended February 29, 2004, the fund's custodian fees were reduced by $2,389 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the six months ended February 29, 2004, the fund's miscellaneous expenses were reduced by $42,587 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and wash sales.

The fund paid no distributions for the years ended August 31, 2003 and August 31, 2002.

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Capital loss carryforward                  $(176,659,316)
        ---------------------------------------------------------
        Post-October capital loss deferral           (20,420,083)
        ---------------------------------------------------------
        Post-October currency loss deferral              (57,490)
        ---------------------------------------------------------
        Unrealized appreciation                       64,564,891
        ---------------------------------------------------------
        Other temporary differences                      (46,247)
        ---------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

EXPIRATION DATE

        August 31, 2009                                $(217,688)
        ---------------------------------------------------------
        August 31, 2010                              (47,153,586)
        ---------------------------------------------------------
        August 31, 2011                             (129,288,042)
        ---------------------------------------------------------
        Total                                      $(176,659,316)
        ---------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the fund's management fee to 0.65% of average daily net assets for the period March 1, 2004, through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February, 28, 2009, the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net decrease of $10,460 as a result of the change in the fund pension liability for current Trustees and a pension expense of $13,372 for retired Trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

        First $2 billion                                  0.0175%
        ---------------------------------------------------------
        Next $2.5 billion                                 0.0130%
        ---------------------------------------------------------
        Next $2.5 billion                                 0.0005%
        ---------------------------------------------------------
        In excess of $7 billion                           0.0000%
        ---------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $53,125 for the six months ended February 29, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, and Class R2 shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                               CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Distribution Fee                                 0.10%          0.75%          0.75%          0.25%          0.25%
--------------------------------------------------------------------------------------------------------------------
Service Fee                                      0.25%          0.25%          0.25%          0.25%          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                          0.35%          1.00%          1.00%          0.50%          0.50%
--------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended February 29, 2004, amounted to:

                                               CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2
Service Fee Retained by MFD                     $4,981           $178           $399            $--            $--
--------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                                               CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2
Effective Annual Percentage Rates                0.35%          1.00%          1.00%          0.50%          0.50%
--------------------------------------------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:

                                             CLASS A       CLASS B      CLASS C

Contingent Deferred Sales Charges Imposed     $4,344      $169,453       $8,593
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $424,090 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $138,873 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,246,519,720 and $1,291,276,828, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                              $767,662,061
        ---------------------------------------------------------
        Gross unrealized appreciation               $113,811,088
        ---------------------------------------------------------
        Gross unrealized depreciation                (53,943,628)
        ---------------------------------------------------------
        Net unrealized appreciation                  $59,867,460
        ---------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              Six months ended                      Year ended
                                                   2/29/04                            8/31/03
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES

Shares sold                                7,536,749      $111,532,569       21,075,431      $274,422,174
------------------------------------------------------------------------------------------------------------
Shares reacquired                        (10,295,227)     (152,734,550)     (18,249,215)     (235,227,052)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (2,758,478)     $(41,201,981)       2,826,216       $39,195,122
------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                1,199,892       $17,286,082        4,499,700       $57,190,193
------------------------------------------------------------------------------------------------------------
Shares reacquired                         (1,154,714)      (16,793,090)      (2,266,015)      (28,533,992)
------------------------------------------------------------------------------------------------------------
Net increase                                  45,178          $492,992        2,233,685       $28,656,201
------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                  935,006       $13,447,986        3,430,072       $43,531,150
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (980,110)      (14,312,713)      (1,903,646)      (23,968,254)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (45,104)        $(864,727)       1,526,426       $19,562,896
------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                   16,230          $242,764           55,893          $731,199
------------------------------------------------------------------------------------------------------------
Shares reacquired                            (38,833)         (590,600)         (89,981)       (1,156,127)
------------------------------------------------------------------------------------------------------------
Net decrease                                 (22,603)        $(347,836)         (34,088)        $(424,928)
------------------------------------------------------------------------------------------------------------

                                              Six months ended                     Period ended
                                                   2/29/04                           8/31/03*
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS R1 SHARES

Shares sold                                  207,020        $3,017,830          215,934        $2,925,853
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (113,550)       (1,659,927)         (86,274)       (1,201,479)
------------------------------------------------------------------------------------------------------------
Net increase                                  93,470        $1,357,903          129,660        $1,724,374
------------------------------------------------------------------------------------------------------------

                                             Period months ended
                                                  2/29/04**
                                          SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                      343            $5,020
-------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. A commitment fee of $4,174, which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the six months ended February 29, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)                                    Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36)                           CBL & Associates Properties, Inc. (real estate
Co-Chair                                                 investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38)
(diversified services company), Chairman, Trustee        Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30)                               (investor in health care companies), Managing
Co-Chair                                                 General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37)                   2001)
Trustee
Brigham and Women's Hospital, Chief of Cardiac           ELAINE R. SMITH (born 04/25/46)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Cohn, Sherratt and Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Gutow, Ives, Perera and Poorvu, and Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee of the Trust from January 1, 2002 until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until February 6, 2004. Ms. O'Neill retired on December
31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs.
Manning and Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIAN
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGER
Stephen Pesek

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              CGF-SEM-4/04 87M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) VALUE FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) VALUE FUND

The fund seeks capital appreciation and reasonable income.

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
-------------------------------------------------------------------------------

TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
----------------------------------------------------
FINANCIAL STATEMENTS                              17
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     34
----------------------------------------------------
TRUSTEES AND OFFICERS                             46
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       48
----------------------------------------------------
CONTACT INFORMATION                               49
----------------------------------------------------
ASSET ALLOCATION                                  50

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended February 29, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation - excluding volatile food and energy prices - remained low relative to historical averages.

------------------------------------------------

TOP 5 SECTOR WEIGHTINGS 2/29/04

FINANCIAL SERVICES                         30.2%
------------------------------------------------
ENERGY                                     12.1%
------------------------------------------------
CONSUMER STAPLES                           10.7%
------------------------------------------------
UTILITIES AND COMMUNICATIONS               10.4%
------------------------------------------------
HEALTH CARE                                 8.9%
------------------------------------------------
The portfolio is actively managed, and current weightings may be different.

DETRACTORS FROM PERFORMANCE

The fund underperformed its benchmark, the Russell 1000 Value Index (the Russell Index), over the period. Stock selection in the leisure sector was a key detractor from relative returns. Our position in media giant Viacom, the company behind CBS and MTV, fell in price. The firm experienced disappointing growth in advertising revenues, and its Blockbuster Video unit continued to post weak sales growth. Our holding in cable operator Comcast also performed poorly after the firm made a bid to acquire Disney late in the period. The fund did not own Disney stock.

The fund's underweighting in financial services stocks, in comparison with the Russell Index, also detracted from relative returns as the sector outperformed the broad market over the period. Stock selection in the sector also detracted modestly from results. Mellon Financial Corp., in particular, held back relative returns. The firm reported lackluster earnings growth for the third quarter of 2003, and its projection of 2004 earnings, in our view, also proved disappointing to investors.

The fund's cash position was also a key detractor from relative performance. As with nearly all mutual funds, this fund holds some cash to buy new holdings and to cover shareholder redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell Index, which has no cash position.

Our holding in medical products firm Johnson & Johnson also detracted from relative results. Although the stock increased in price over the period, it underperformed the overall market. Not owning communications equipment provider Lucent Technologies also hurt relative performance. The stock rose sharply over the period as wireless firms increased capital spending on infrastructure.

CONTRIBUTORS TO PERFORMANCE

Consumer staples and health care holdings were key contributors to the fund's relative returns. In the consumer staples area, both stock selection and an overweighting in the sector proved positive for results as the sector outperformed the broad market for the period. Altria Group (formerly Philip Morris) and Kimberly-Clark generated particularly strong returns. In our view, food and tobacco conglomerate Altria benefited from decreased investor concerns about litigation against the company. Paper products company Kimberly-Clark generated stronger earnings than it had estimated, helped by the impact of a weak U.S. dollar on its international revenues and improvements in some of its key products such as Huggies diapers.

Although the fund was overweighted in health care, strong stock selection in the sector also helped relative performance. Not owning pharmaceutical firm Merck added to results as the company's stock, in our view, was adversely affected by potential competition from generic drug companies and a weak pipeline of drugs in development. The fund did have positions in Pfizer and Roche Holdings, and both drug firms outperformed the broad market over the period. Pfizer's performance was helped by a study that showed its cholesterol medication Lipitor was more effective than a leading competitive product. We believe that performance of Swiss pharmaceutical company Roche was helped by the company's strong pipeline of new drugs, relatively low exposure to patent expirations on key products, and opportunities to expand its profit margins.

Stocks in other sectors that contributed to performance included FleetBoston Financial, Motorola, and Nortel Networks. FleetBoston's stock price rose sharply when Bank of America announced its $47 billion takeover bid for Fleet. Motorola benefited from its improved projections for cellular handset sales, driven in part by new products and wireless number portability. Nortel's stock, like Lucent's stock mentioned earlier, rose in price as wireless firms increased capital spending on infrastructure. Nortel received a number of new contracts during the period and stated that it expected further gains in its wireless business. We sold our Nortel position when the stock reached our price target.

    Respectfully,

/s/ Steven R. Gorham                    /s/ Lisa B. Nurme

    Steven R. Gorham                        Lisa B. Nurme
    Portfolio Manager                       Portfolio Manager

Note to Shareholders: Ms. Nurme has announced her retirement from MFS effective on or about May 31, 2004. Upon Ms. Nurme's retirement, Mr. Gorham will manage the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

--------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                     Class
      Share        inception
      class           date         6-mo      1-yr     3-yr    5-yr     Life*
------------------------------------------------------------------------------
        A            1/2/96         --       36.36%   2.44%    7.84%    13.44%
------------------------------------------------------------------------------
        B           11/4/97         --       35.47%   1.77%    7.14%    12.88%
------------------------------------------------------------------------------
        C           11/5/97         --       35.52%   1.78%    7.16%    12.88%
------------------------------------------------------------------------------
        I            1/2/97         --       36.83%   2.77%    8.21%    13.68%
------------------------------------------------------------------------------
       R1           12/31/02        --       36.24%   2.39%    7.81%    13.42%
------------------------------------------------------------------------------
       R2           10/31/03        --       36.19%   2.40%    7.82%    13.42%
------------------------------------------------------------------------------
      529A          7/31/02         --       35.91%   2.28%    7.74%    13.37%
------------------------------------------------------------------------------
      529B          7/31/02         --       35.22%   1.96%    7.54%    13.24%
------------------------------------------------------------------------------
      529C          7/31/02         --       35.23%   1.97%    7.55%    13.25%

--------------------
Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
  Average equity
  income fund+                     15.21%    37.18%   1.89%    3.93%     8.60%
------------------------------------------------------------------------------
  Russell 1000 Value Index#        17.53%    42.30%   3.37%    4.50%    11.05%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

--------------------
Average annual
with sales charge
--------------------

      Share
      class
------------------------------------------------------------------------------
                                   6-mo      1-yr     3-yr    5-yr     Life*
------------------------------------------------------------------------------
        A                           --       28.52%   0.44%    6.57%    12.62%
------------------------------------------------------------------------------
        B                           --       31.47%   0.79%    6.84%    12.88%
------------------------------------------------------------------------------
        C                           --       34.52%   1.78%    7.16%    12.88%
------------------------------------------------------------------------------
      529A                          --       28.10%   0.28%    6.47%    12.55%
------------------------------------------------------------------------------
      529B                          --       31.22%   0.99%    7.24%    13.24%
------------------------------------------------------------------------------
      529C                          --       34.23%   1.97%    7.55%    13.25%
------------------------------------------------------------------------------
I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative without
sales charge
--------------------

------------------------------------------------------------------------------
        A                         17.10%     36.36%   7.51%   45.87%   179.64%
------------------------------------------------------------------------------
        B                         16.69%     35.47%   5.40%   41.20%   168.57%
------------------------------------------------------------------------------
        C                         16.71%     35.52%   5.43%   41.33%   168.66%
------------------------------------------------------------------------------
        I                         17.23%     36.83%   8.54%   48.38%   184.59%
------------------------------------------------------------------------------
       R1                          16.99%    36.24%   7.34%   45.65%   179.22%
------------------------------------------------------------------------------
       R2                          16.95%    36.19%   7.38%   45.69%   179.30%
------------------------------------------------------------------------------
      529A                         16.82%    35.91%   7.00%   45.18%   178.33%
------------------------------------------------------------------------------
      529B                         16.54%    35.22%   6.00%   43.83%   175.73%
------------------------------------------------------------------------------
      529C                         16.55%    35.23%   6.03%   43.87%   175.81%
------------------------------------------------------------------------------

Periods less than one year are actual, not annualized.
* For the period from the commencement of the fund's investment operations, January 2, 1996, through February 29, 2004. Index information is from January 2, 1996.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
# Source: Bloomberg.

INDEX DEFINITION

RUSSELL 1000 VALUE INDEX - measures the performance of large-cap U.S. value stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

---------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
---------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.6%
---------------------------------------------------------------------------------------------------
ISSUER                                                             SHARES                   $ VALUE
---------------------------------------------------------------------------------------------------
U.S. Stocks - 88.9%
---------------------------------------------------------------------------------------------------
Aerospace - 2.8%
---------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                     377,700               $13,238,385
---------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                           1,273,500                58,937,580
---------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                          1,010,700               102,191,877
---------------------------------------------------------------------------------------------------
                                                                                       $174,367,842
---------------------------------------------------------------------------------------------------
Banks & Credit Companies - 19.4%
---------------------------------------------------------------------------------------------------
American Express Co.                                            1,310,200               $69,990,884
---------------------------------------------------------------------------------------------------
Bank of America Corp.                                           1,900,600               155,697,152
---------------------------------------------------------------------------------------------------
Bank One Corp.                                                  1,353,900                73,083,522
---------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                 4,909,600               246,756,496
---------------------------------------------------------------------------------------------------
Fannie Mae                                                      1,619,920               121,332,008
---------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                     3,815,860               171,828,176
---------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                          3,481,000               112,714,780
---------------------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                              1,119,900                65,648,538
---------------------------------------------------------------------------------------------------
SouthTrust Corp.                                                  866,000                29,097,600
---------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                            1,908,030               137,969,649
---------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                 272,000                15,599,200
---------------------------------------------------------------------------------------------------
                                                                                     $1,199,718,005
---------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 3.1%
---------------------------------------------------------------------------------------------------
Comcast Holdings Corp.*                                         3,214,800               $93,936,456
---------------------------------------------------------------------------------------------------
Cox Communications, Inc.^*                                      1,136,300                36,816,120
---------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                              3,493,000                60,254,250
---------------------------------------------------------------------------------------------------
                                                                                       $191,006,826
---------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.8%
---------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.*                                      1,274,700              $134,952,489
---------------------------------------------------------------------------------------------------
Janus Capital Group, Inc.                                         187,700                 3,213,424
---------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                       1,534,600                93,932,866
---------------------------------------------------------------------------------------------------
                                                                                       $232,098,779
---------------------------------------------------------------------------------------------------
Chemicals - 5.3%
---------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                  1,343,368               $64,804,072
---------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                1,428,600                62,101,242
---------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                   1,032,800                46,568,952
---------------------------------------------------------------------------------------------------
Monsanto Co.                                                    1,514,500                50,039,080
---------------------------------------------------------------------------------------------------
PPG Industries, Inc.                                            1,426,100                83,697,809
---------------------------------------------------------------------------------------------------
Praxair, Inc.                                                     492,000                17,869,440
---------------------------------------------------------------------------------------------------
                                                                                       $325,080,595
---------------------------------------------------------------------------------------------------
Computer Software - 0.7%
---------------------------------------------------------------------------------------------------
Microsoft Corp.                                                 1,702,000               $45,103,000
---------------------------------------------------------------------------------------------------

Computer Software - Systems - 1.6%
---------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                               803,600               $18,249,756
---------------------------------------------------------------------------------------------------
International Business Machines Corp.                             843,800                81,426,700
---------------------------------------------------------------------------------------------------
                                                                                        $99,676,456
---------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.1%
---------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                            2,045,600              $132,309,408
---------------------------------------------------------------------------------------------------

Containers - 0.4%
---------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.^*                                 1,458,000               $27,060,480
---------------------------------------------------------------------------------------------------

Electrical Equipment - 1.2%
---------------------------------------------------------------------------------------------------
Emerson Electric Co.                                            1,233,500               $77,069,080
---------------------------------------------------------------------------------------------------

Electronics - 0.2%
---------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                           470,900               $15,139,435
---------------------------------------------------------------------------------------------------

Energy - Independent - 1.7%
---------------------------------------------------------------------------------------------------
Devon Energy Corp.                                                395,610               $22,462,736
---------------------------------------------------------------------------------------------------
Unocal Corp.                                                    2,153,286                81,824,868
---------------------------------------------------------------------------------------------------
                                                                                       $104,287,604
---------------------------------------------------------------------------------------------------
Energy - Integrated - 5.2%
---------------------------------------------------------------------------------------------------
ChevronTexaco Corp.                                               627,500               $55,439,625
---------------------------------------------------------------------------------------------------
ConocoPhillips                                                  1,796,700               123,738,729
---------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                               3,393,970               143,123,715
---------------------------------------------------------------------------------------------------
                                                                                       $322,302,069
---------------------------------------------------------------------------------------------------
Entertainment - 2.0%
---------------------------------------------------------------------------------------------------
Viacom, Inc.                                                    3,173,843              $122,066,002
---------------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 5.3%
---------------------------------------------------------------------------------------------------
Archer Daniels Midland Co.                                      5,640,615               $97,018,578
---------------------------------------------------------------------------------------------------
H.J. Heinz Co.                                                  1,602,800                61,242,988
---------------------------------------------------------------------------------------------------
Kellogg Co.^                                                    3,047,500               120,345,775
---------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                     239,176                12,413,234
---------------------------------------------------------------------------------------------------
Sara Lee Corp.^                                                 1,232,800                26,899,696
---------------------------------------------------------------------------------------------------
Tyson Foods, Inc.^                                                725,300                11,517,764
---------------------------------------------------------------------------------------------------
                                                                                       $329,438,035
---------------------------------------------------------------------------------------------------
Forest & Paper Products - 1.8%
---------------------------------------------------------------------------------------------------
Bowater, Inc.^                                                    574,000               $26,346,600
---------------------------------------------------------------------------------------------------
International Paper Co.                                         1,904,800                84,306,448
---------------------------------------------------------------------------------------------------
                                                                                       $110,653,048
---------------------------------------------------------------------------------------------------
General Merchandise - 0.3%
---------------------------------------------------------------------------------------------------
Sears, Roebuck & Co.^                                             408,900               $19,222,389
---------------------------------------------------------------------------------------------------

Insurance - 6.3%
---------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                       544,700               $22,120,267
---------------------------------------------------------------------------------------------------
Allstate Corp.                                                  1,689,590                77,095,992
---------------------------------------------------------------------------------------------------
Chubb Corp.                                                       429,800                30,507,204
---------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                           869,755                56,968,952
---------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                       319,100                15,313,609
---------------------------------------------------------------------------------------------------
MetLife, Inc.                                                   3,031,210               106,547,031
---------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp.                               4,597,773                83,495,558
---------------------------------------------------------------------------------------------------
                                                                                       $392,048,613
---------------------------------------------------------------------------------------------------
Machinery & Tools - 0.7%
---------------------------------------------------------------------------------------------------
Deere & Co.                                                       675,516               $43,388,393
---------------------------------------------------------------------------------------------------

Medical Equipment - 0.7%
---------------------------------------------------------------------------------------------------
Baxter International, Inc.                                        635,300               $18,499,936
---------------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                    82,200                 7,758,858
---------------------------------------------------------------------------------------------------
Guidant Corp.                                                     213,300                14,534,262
---------------------------------------------------------------------------------------------------
                                                                                        $40,793,056
---------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.7%
---------------------------------------------------------------------------------------------------
Keyspan Corp.                                                     597,600               $22,708,800
---------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                             708,232                17,918,270
---------------------------------------------------------------------------------------------------
                                                                                        $40,627,070
---------------------------------------------------------------------------------------------------
Oil Services - 2.0%
---------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                                463,300               $17,429,346
---------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                               495,600                14,620,200
---------------------------------------------------------------------------------------------------
Noble Corp.*                                                    1,343,150                54,531,890
---------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                 559,510                36,082,800
---------------------------------------------------------------------------------------------------
                                                                                       $122,664,236
---------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.8%
---------------------------------------------------------------------------------------------------
Abbott Laboratories                                             1,427,800               $61,109,840
---------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                   422,300                31,224,862
---------------------------------------------------------------------------------------------------
Johnson & Johnson                                               2,697,500               145,422,225
---------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                    1,656,350                60,705,227
---------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                           1,708,700                30,688,252
---------------------------------------------------------------------------------------------------
Wyeth                                                             738,300                29,162,850
---------------------------------------------------------------------------------------------------
                                                                                       $358,313,256
---------------------------------------------------------------------------------------------------
Printing & Publishing - 1.3%
---------------------------------------------------------------------------------------------------
Tribune Co.^                                                    1,630,344               $81,419,379
---------------------------------------------------------------------------------------------------

Railroads - 1.9%
---------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                768,400               $24,727,112
---------------------------------------------------------------------------------------------------
Union Pacific Corp.                                             1,422,800                90,546,992
---------------------------------------------------------------------------------------------------
                                                                                       $115,274,104
---------------------------------------------------------------------------------------------------
Restaurants - 0.6%
---------------------------------------------------------------------------------------------------
McDonald's Corp.                                                1,377,600               $38,986,080
---------------------------------------------------------------------------------------------------

Specialty Stores - 0.2%
---------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                    558,100               $13,143,255
---------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 0.5%
---------------------------------------------------------------------------------------------------
Motorola, Inc.                                                  1,830,300               $33,769,035
---------------------------------------------------------------------------------------------------

Telephone Services - 4.6%
---------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                        4,535,500              $108,897,355
---------------------------------------------------------------------------------------------------
Sprint Corp.                                                    1,791,600                31,765,068
---------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                    3,706,900               142,085,477
---------------------------------------------------------------------------------------------------
                                                                                       $282,747,900
---------------------------------------------------------------------------------------------------

Tobacco - 2.5%
---------------------------------------------------------------------------------------------------
Altria Group, Inc.                                              2,722,330              $156,670,092
---------------------------------------------------------------------------------------------------

Utilities - Electric - 4.2%
---------------------------------------------------------------------------------------------------
Cinergy Corp.^                                                  1,066,200               $41,784,378
---------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                          375,900                23,617,797
---------------------------------------------------------------------------------------------------
Energy East Corp.                                               1,395,800                33,722,528
---------------------------------------------------------------------------------------------------
Entergy Corp.                                                     679,900                40,311,271
---------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                 395,930                15,294,776
---------------------------------------------------------------------------------------------------
NSTAR                                                             553,240                28,298,226
---------------------------------------------------------------------------------------------------
PPL Corp.                                                         619,070                28,805,327
---------------------------------------------------------------------------------------------------
TXU Corp.                                                       1,736,700                48,853,371
---------------------------------------------------------------------------------------------------
                                                                                       $260,687,674
---------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $5,507,131,196
---------------------------------------------------------------------------------------------------

Foreign Stocks - 8.7%
---------------------------------------------------------------------------------------------------
Canada - 0.1%
---------------------------------------------------------------------------------------------------
Finning International, Inc. (Machinery & Tools)                   254,200                $5,805,896
---------------------------------------------------------------------------------------------------

France - 0.8%
---------------------------------------------------------------------------------------------------
TOTAL S.A. (Energy - Integrated)^                                 553,880               $50,951,421
---------------------------------------------------------------------------------------------------

Switzerland - 3.3%
---------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)^                                  1,595,300               $70,469,789
---------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)^                               642,100                66,410,153
---------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)^                                          951,040                66,113,274
---------------------------------------------------------------------------------------------------
                                                                                       $202,993,216
---------------------------------------------------------------------------------------------------
United Kingdom - 4.5%
---------------------------------------------------------------------------------------------------
BP PLC (Energy - Integrated)                                    2,692,300              $132,461,160
---------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)*                               2,217,873                30,717,378
---------------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                       8,027,700                73,985,233
---------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)             17,459,900                43,575,987
---------------------------------------------------------------------------------------------------
                                                                                       $280,739,758
---------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $540,490,291
---------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,140,631,363)                                       $6,047,621,487
---------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.9%
---------------------------------------------------------------------------------------------------
                                                        PRINCIPAL AMOUNT
ISSUER                                                   (000 Omitted)                      $ VALUE
---------------------------------------------------------------------------------------------------
Citicorp, due 3/11/04                                             $15,000               $14,995,708
---------------------------------------------------------------------------------------------------
Falcon Asset Securitization, due 3/08/04                           50,000                49,989,986
---------------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/01/04                        44,432                44,432,000
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., due 3/29/04                       10,000                 9,990,356
---------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $119,408,050
---------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 3.9%
---------------------------------------------------------------------------------------------------
ISSUER                                                             SHARES                   $ VALUE
---------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                            242,822,759              $242,822,759
---------------------------------------------------------------------------------------------------

Commercial Paper - 0.3%
---------------------------------------------------------------------------------------------------
                                                        PRINCIPAL AMOUNT
ISSUER                                                   (000 Omitted)                      $ VALUE
---------------------------------------------------------------------------------------------------
Jupiter Securitization Corp., due 3/10/04,
at Amortized Cost                                                 $15,000               $14,996,138
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,517,858,310)                                  $6,424,848,434
---------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (3.7)%                                                (227,547,947)
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $6,197,300,487
---------------------------------------------------------------------------------------------------

* Non-income producing security.
^ All or a portion of this security is on loan.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at value, including $234,590,460 of
securities on loan (identified cost, $5,517,858,310)         $6,424,848,434
---------------------------------------------------------------------------------------------------
Cash                                                                    518
---------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $818,684)              818,684
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                 113,410,239
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                  15,171,876
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                11,963,993
---------------------------------------------------------------------------------------------------
Total assets                                                                         $6,566,213,744
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $107,392,706
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                               17,396,756
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                      242,822,759
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                    303,179
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       255,582
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                      271,346
---------------------------------------------------------------------------------------------------
  Administrative fee                                                  5,439
---------------------------------------------------------------------------------------------------
  Program manager fee                                                    43
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              465,447
---------------------------------------------------------------------------------------------------
Total liabilities                                                                      $368,913,257
---------------------------------------------------------------------------------------------------
Net assets                                                                           $6,197,300,487
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                              $5,480,232,829
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                 907,028,772
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                          (199,045,535)
---------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                   9,084,421
---------------------------------------------------------------------------------------------------
Total                                                                                $6,197,300,487
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               295,691,534
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                 $3,631,645,883
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            173,009,999
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $20.99
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$20.99)                                                $22.27
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                 $1,240,838,097
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             59,417,321
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $20.88
---------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                   $797,469,464
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             38,219,291
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $20.87
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                   $490,481,629
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             23,285,745
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                            $21.06
---------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                    $34,732,612
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              1,656,956
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                            $20.96
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class R2 shares

  Net assets                                                         $5,629
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 268.66
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                            $20.95
---------------------------------------------------------------------------------------------------

Class 529A shares

  Net assets                                                     $1,216,338
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 58,121
---------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                             $20.93
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$20.93)                                                $22.21
---------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                       $310,721
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 14,946
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $20.79
---------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                       $600,114
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 28,886
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $20.78
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                      $61,629,080
--------------------------------------------------------------------------------------------------
  Interest                                                         1,194,331
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (558,020)
--------------------------------------------------------------------------------------------------
Total investment income                                                                $62,265,391
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                 $16,784,216
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                              39,197
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                      5,210,811
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                           5,810,127
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                           5,718,091
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                           3,595,553
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                             56,536
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  9
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                            1,702
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                            1,212
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                            2,439
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                     1,216
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                       303
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                       610
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    4
--------------------------------------------------------------------------------------------------
  Administrative fee                                                 111,384
--------------------------------------------------------------------------------------------------
  Custodian fee                                                      688,124
--------------------------------------------------------------------------------------------------
  Printing                                                           195,586
--------------------------------------------------------------------------------------------------
  Postage                                                            148,795
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       17,500
--------------------------------------------------------------------------------------------------
  Legal fees                                                           9,283
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                      261,358
--------------------------------------------------------------------------------------------------
Total expenses                                                                         $38,654,056
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                              (185,034)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           $38,469,022
--------------------------------------------------------------------------------------------------
Net investment income                                                                  $23,796,369
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                       $168,940,372
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                       80,677
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                          $169,021,049
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation
--------------------------------------------------------------------------------------------------
  Investments                                                   $695,006,925
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                          54,441
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                           $695,061,366
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                              $864,082,415
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                $887,878,784
--------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                2/29/04                   8/31/03
                                                              (UNAUDITED)
INCREASE IN NET ASSETS

FROM OPERATIONS
Net investment income                                       $23,796,369                $46,259,245
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                       169,021,049               (203,589,128)
----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                        695,061,366                467,908,972
-----------------------------------------------------    --------------             --------------
Increase in net assets from operations                     $887,878,784               $310,579,089
-----------------------------------------------------    --------------             --------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
----------------------------------------------------------------------------------------------------
  Class A                                                  $(18,474,876)              $(30,155,170)
----------------------------------------------------------------------------------------------------
  Class B                                                    (2,876,901)                (6,842,835)
----------------------------------------------------------------------------------------------------
  Class C                                                    (1,848,690)                (3,806,070)
----------------------------------------------------------------------------------------------------
  Class I                                                    (2,638,351)                (2,484,936)
----------------------------------------------------------------------------------------------------
  Class R1                                                      (92,742)                   (42,804)
----------------------------------------------------------------------------------------------------
  Class R2                                                          (12)                        --
----------------------------------------------------------------------------------------------------
  Class 529A                                                     (3,232)                    (4,879)
----------------------------------------------------------------------------------------------------
  Class 529B                                                       (371)                      (524)
----------------------------------------------------------------------------------------------------
  Class 529C                                                       (753)                    (1,190)
-----------------------------------------------------    --------------             --------------
Total distributions declared to shareholders               $(25,935,928)              $(43,338,408)
-----------------------------------------------------    --------------             --------------
Net increase in net assets from fund share
transactions                                               $265,682,479             $1,508,028,261
-----------------------------------------------------    --------------             --------------
Total increase in net assets                             $1,127,625,335             $1,775,268,942
-----------------------------------------------------    --------------             --------------

NET ASSETS

At beginning of period                                   $5,069,675,152             $3,294,406,210
----------------------------------------------------------------------------------------------------
At end of period (including accumulated
undistributed net investment income of $9,084,421
and $11,223,980, respectively)                           $6,197,300,487             $5,069,675,152
----------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                 SIX MONTHS                                        YEAR ENDED 8/31
                                    ENDED         ------------------------------------------------------------------------------
CLASS A                            2/29/04                 2003              2002            2001            2000          1999
                                 (UNAUDITED)

Net asset value, beginning
of period                           $18.03              $17.21            $19.28          $19.38          $17.17         $14.20
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment income(S)           $0.10               $0.24             $0.20           $0.20           $0.24          $0.24
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                            2.97                0.81             (2.05)           0.44            2.43           3.17
--------------------------------    ------              ------            ------          ------          ------         ------
Total from investment
operations                           $3.07               $1.05            $(1.85)          $0.64           $2.67          $3.41
--------------------------------    ------              ------            ------          ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment
  income                            $(0.11)             $(0.23)           $(0.15)         $(0.19)         $(0.22)        $(0.22)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                 --                  --             (0.03)          (0.55)          (0.24)         (0.22)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                          --                  --             (0.04)             --              --             --
--------------------------------    ------              ------            ------          ------          ------         ------
Total distributions
declared to shareholders            $(0.11)             $(0.23)           $(0.22)         $(0.74)         $(0.46)        $(0.44)
--------------------------------    ------              ------            ------          ------          ------         ------
Net asset value, end of
period                              $20.99              $18.03            $17.21          $19.28          $19.38         $17.17
--------------------------------    ------              ------            ------          ------          ------         ------
Total return (%)(+)                  17.10++              6.22             (9.64)           3.19           15.95          24.27
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                            1.18+               1.20              1.25            1.21            1.30           1.36
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                 1.03+               1.41              1.05            1.00            1.38           1.47
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                      25                  55                48              63              83             97
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                   $3,631,646          $3,039,085        $1,820,568        $981,373        $165,616        $51,753
--------------------------------------------------------------------------------------------------------------------------------

(S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                  $--                 $--               $--             $--           $0.25          $0.24
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                              --                  --                --              --            1.26           1.36
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                   --                  --                --              --            1.42           1.47
--------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                   SIX MONTHS                                       YEAR ENDED 8/31
                                      ENDED         ----------------------------------------------------------------------------
CLASS B                              2/29/04                 2003            2002            2001            2000          1999
                                   (UNAUDITED)

Net asset value, beginning of
period                                $17.94              $17.13          $19.19          $19.30          $17.11         $14.16
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)             $0.04               $0.12           $0.07           $0.07           $0.13          $0.14
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  2.95                0.81           (2.02)           0.45            2.42           3.15
----------------------------------    ------              ------          ------          ------          ------         ------
Total from investment operations       $2.99               $0.93          $(1.95)          $0.52           $2.55          $3.29
----------------------------------    ------              ------          ------          ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income          $(0.05)             $(0.12)         $(0.04)         $(0.08)         $(0.12)        $(0.12)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                   --                  --           (0.03)          (0.55)          (0.24)         (0.22)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                            --                  --           (0.04)             --              --             --
----------------------------------    ------              ------          ------          ------          ------         ------
Total distributions declared
to shareholders                       $(0.05)             $(0.12)         $(0.11)         $(0.63)         $(0.36)        $(0.34)
----------------------------------    ------              ------          ------          ------          ------         ------
Net asset value, end of
period                                $20.88              $17.94          $17.13          $19.19          $19.30         $17.11
----------------------------------    ------              ------          ------          ------          ------         ------
Total return (%)                       16.69++              5.50          (10.20)           2.55           15.19          23.47
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                              1.83+               1.85            1.90            1.86            1.95           2.01
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                   0.39+               0.76            0.40            0.35            0.73           0.83
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                        25                  55              48              63              83             97
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                     $1,240,838          $1,069,389        $923,330        $698,338        $125,713        $52,586
--------------------------------------------------------------------------------------------------------------------------------

(S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                    $--                 $--             $--             $--           $0.14          $0.14
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                --                  --              --              --            1.91           2.01
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                     --                  --              --              --            0.77           0.83
--------------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 + Annualized.
++ Not annualized.

See notes to financial statements.

Financial Highlights - continued

                                       SIX MONTHS                                    YEAR ENDED 8/31
                                          ENDED        -------------------------------------------------------------------------
CLASS C                                  2/29/04              2003            2002            2001           2000          1999
                                       (UNAUDITED)
Net asset value, beginning of
period                                   $17.93            $17.12          $19.18          $19.30         $17.10         $14.16
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                $0.04             $0.12           $0.07           $0.07          $0.13          $0.14
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and
  foreign currency                         2.95              0.81           (2.02)           0.44           2.43           3.15
-------------------------------------    ------            ------          ------          ------         ------         ------
Total from investment operations          $2.99             $0.93          $(1.95)          $0.51          $2.56          $3.29
-------------------------------------    ------            ------          ------          ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income             $(0.05)           $(0.12)         $(0.04)         $(0.08)        $(0.12)        $(0.13)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                               --                --           (0.03)          (0.55)         (0.24)         (0.22)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain
  on investments and foreign
  currency transactions                      --                --           (0.04)             --             --             --
-------------------------------------    ------            ------          ------          ------         ------         ------
Total distributions declared to
shareholders                             $(0.05)           $(0.12)         $(0.11)         $(0.63)        $(0.36)        $(0.35)
-------------------------------------    ------            ------          ------          ------         ------         ------
Net asset value, end of period           $20.87            $17.93          $17.12          $19.18         $19.30         $17.10
-------------------------------------    ------            ------          ------          ------         ------         ------
Total return (%)                          16.71++            5.52          (10.21)           2.52          15.27          23.47
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                 1.83+             1.85            1.90            1.86           1.95           2.01
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                      0.39+             0.76            0.40            0.35           0.73           0.84
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           25                55              48              63             83             97
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                          $797,469          $648,318        $473,537        $366,154        $49,887        $19,053
--------------------------------------------------------------------------------------------------------------------------------

(S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                       $--               $--             $--             $--          $0.14          $0.14
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                   --                --              --              --           1.91           2.01
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                        --                --              --              --           0.77           0.84
--------------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 + Annualized.
++ Not annualized.

See notes to financial statements.

Financial Highlights - continued

                                         SIX MONTHS                                   YEAR ENDED 8/31
                                            ENDED        -----------------------------------------------------------------------
CLASS I                                    2/29/04              2003           2002           2001           2000          1999
                                         (UNAUDITED)

Net asset value, beginning of period       $18.10            $17.27         $19.35         $19.47         $17.24         $14.22
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                  $0.14             $0.30          $0.27          $0.28          $0.30          $0.31
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                   2.96              0.82          (2.06)          0.44           2.44           3.20
---------------------------------------    ------            ------         ------         ------         ------         ------
Total from investment operations            $3.10             $1.12         $(1.79)         $0.72          $2.74          $3.51
---------------------------------------    ------            ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income               $(0.14)           $(0.29)        $(0.22)        $(0.29)        $(0.27)        $(0.27)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                 --                --          (0.03)         (0.55)         (0.24)         (0.22)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                 --                --          (0.04)            --             --             --
---------------------------------------    ------            ------         ------         ------         ------         ------
Total distributions declared to
shareholders                               $(0.14)           $(0.29)        $(0.29)        $(0.84)        $(0.51)        $(0.49)
---------------------------------------    ------            ------         ------         ------         ------         ------
Net asset value, end of period             $21.06            $18.10         $17.27         $19.35         $19.47         $17.24
---------------------------------------    ------            ------         ------         ------         ------         ------
Total return (%)                            17.23++            6.61          (9.35)          3.58          16.36          24.97
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                   0.84+             0.85           0.90           0.86           0.95           1.01
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                        1.39+             1.76           1.40           1.35           1.65           1.85
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             25                55             48             63             83             97
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                            $490,482          $296,961        $76,932        $45,849        $34,189         $3,413
--------------------------------------------------------------------------------------------------------------------------------

(S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                         $--               $--            $--            $--          $0.31          $0.31
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                     --                --             --             --           0.91           1.01
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                          --                --             --             --           1.69           0.85
--------------------------------------------------------------------------------------------------------------------------------

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 + Annualized.
++ Not annualized.

See notes to financial statements.

                                                                        SIX MONTHS               PERIOD
                                                                           ENDED                  ENDED
CLASS R1**                                                                2/29/04                8/31/03*
                                                                        (UNAUDITED)

Net asset value, beginning of period                                      $18.01                  $16.52
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                    $0.09                   $0.15
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          2.96                    1.46
---------------------------------------------------------------------    -------                  ------
Total from investment operations                                           $3.05                   $1.61
---------------------------------------------------------------------    -------                  ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                              $(0.10)                 $(0.12)
---------------------------------------------------------------------    -------                  ------
Net asset value, end of period                                            $20.96                  $18.01
---------------------------------------------------------------------    -------                  ------
Total return (%)                                                           16.99++                  9.82++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                  1.35+                   1.42+
---------------------------------------------------------------------------------------------------------
Net investment income                                                       0.92+                   1.26+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            25                      55
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $34,733                 $14,583
---------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** Effective November 3, 2003, Class R shares have been renamed R1 shares.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 + Annualized.
++ Not annualized.

See notes to financial statements.

                                                                       PERIOD
                                                                        ENDED
CLASS R2                                                              2/29/04*
                                                                     (UNAUDITED)

Net asset value, beginning of period                                    $18.80
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                  $0.05
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency                                                                2.15
-------------------------------------------------------------------    -------
Total from investment operations                                         $2.20
-------------------------------------------------------------------    -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                            $(0.05)
-------------------------------------------------------------------    -------
Net asset value, end of period                                          $20.95
-------------------------------------------------------------------    -------
Total return (%)                                                         11.70++
-------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                1.58+
-------------------------------------------------------------------------------
Net investment income                                                     0.71+
-------------------------------------------------------------------------------
Portfolio turnover                                                          25
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                   $6
-------------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 + Annualized.
++ Not annualized.

See notes to financial statements.

                                                                  SIX MONTHS                               PERIOD
                                                                     ENDED          YEAR ENDED              ENDED
CLASS 529A                                                          2/29/04           8/31/03              8/31/02*
                                                                  (UNAUDITED)
Net asset value, beginning of period                              $17.97               $17.21               $17.01
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                            $0.08                $0.20                $0.03
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                  2.94                 0.81                 0.17
--------------------------------------------------------------    ------               ------               ------
Total from investment operations                                   $3.02                $1.01                $0.20
--------------------------------------------------------------    ------               ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                      $(0.06)              $(0.25)                 $--
--------------------------------------------------------------    ------               ------               ------
Net asset value, end of period                                    $20.93               $17.97               $17.21
--------------------------------------------------------------    ------               ------               ------
Total return (%)(+)                                                16.82++               5.97                 1.18++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                          1.44+                1.48                 1.50+
--------------------------------------------------------------------------------------------------------------------
Net investment income                                               0.79+                1.20                 2.23+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    25                   55                   48
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                         $1,216                 $806                  $10
--------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529A shares, August 1, 2002, through August 31, 2002.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                                                  SIX MONTHS                                PERIOD
                                                                     ENDED          YEAR ENDED              ENDED
CLASS 529B                                                          2/29/04           8/31/03              8/31/02*
                                                                  (UNAUDITED)
Net asset value, beginning of period                              $17.87               $17.12               $16.93
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                            $0.01                $0.09                $0.02
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                  2.94                 0.80                 0.17
--------------------------------------------------------------    ------               ------               ------
Total from investment operations                                   $2.95                $0.89                $0.19
--------------------------------------------------------------    ------               ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                      $(0.03)              $(0.14)                 $--
--------------------------------------------------------------    ------               ------               ------
Net asset value, end of period                                    $20.79               $17.87               $17.12
--------------------------------------------------------------    ------               ------               ------
Total return (%)                                                   16.54++               5.29                 1.12++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                          2.08+                2.13                 2.15+
--------------------------------------------------------------------------------------------------------------------
Net investment income                                               0.15+                0.52                 1.33+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    25                   55                   48
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $311                 $181                   $6
--------------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529B shares, August 1, 2002, through August 31, 2002.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 + Annualized.
++ Not annualized.

See notes to financial statements.

Financial Highlights - continued

                                                                  SIX MONTHS                                PERIOD
                                                                     ENDED          YEAR ENDED              ENDED
CLASS 529C                                                          2/29/04           8/31/03              8/31/02*
                                                                  (UNAUDITED)
Net asset value, beginning of period                              $17.86               $17.11               $16.92
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                            $0.02                $0.09                $0.02
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                  2.93                 0.80                 0.17
--------------------------------------------------------------    ------               ------               ------
Total from investment operations                                   $2.95                $0.89                $0.19
--------------------------------------------------------------    ------               ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                      $(0.03)              $(0.14)                 $--
--------------------------------------------------------------    ------               ------               ------
Net asset value, end of period                                    $20.78               $17.86               $17.11
--------------------------------------------------------------    ------               ------               ------
Total return (%)                                                   16.55++               5.31                 1.12++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                          2.08+                2.13                 2.15+
--------------------------------------------------------------------------------------------------------------------
Net investment income                                               0.16+                0.55                 1.75+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    25                   55                   48
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $600                 $352                  $21
--------------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529C shares, August 1, 2002, through August 31, 2002.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 + Annualized.
++ Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE  AGREEMENTS  -  The  fund may enter into repurchase agreements with
institutions   that   the   fund's   investment  adviser  has  determined  are
creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund and short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended February 29, 2004 the fund's custodian fees were reduced by $14,773 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the six months ended February 29, 2004 the fund's miscellaneous expenses were reduced by $170,261 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The tax character of distributions declared for the years ended August 31, 2003 and August 31, 2002 was as follows:

                                                     8/31/03            8/31/02
Distributions declared from:
-------------------------------------------------------------------------------
  Ordinary income                                $43,338,408        $14,275,598
-------------------------------------------------------------------------------
  Long-term capital gain                                  --         10,609,270
-------------------------------------------------------------------------------
Total distributions declared                     $43,338,408        $24,884,868
-------------------------------------------------------------------------------

As of August 31, 2003 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $11,237,237
          ----------------------------------------------------------
          Capital loss carryforward                    (243,773,787)
          ----------------------------------------------------------
          Post-October capital loss deferral            (88,681,815)
          ----------------------------------------------------------
          Unrealized appreciation1                       76,356,424
          ----------------------------------------------------------
          Other temporary differences                       (13,257)
          ----------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010 ($49,177,465) and August 31, 2011 ($194,596,322).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees. Included in Trustees' compensation is a pension expense of $651 for retired trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $265,242 and $1,630 for the six months ended February 29, 2004 as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                              CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Distribution Fee                                0.10%          0.75%          0.75%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Service Fee                                     0.25%          0.25%          0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                         0.35%          1.00%          1.00%          0.50%          0.50%
-----------------------------------------------------------------------------------------------------------------

                                           CLASS 529A     CLASS 529B     CLASS 529C

Distribution Fee                                0.25%          0.75%          0.75%
-----------------------------------------------------------------------------------------------------------------
Service Fee                                     0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                         0.50%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended February 29, 2004, amounted to:

                                              CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Service Fee Retained by MFD                  $321,015         $1,816         $1,432            $--            $--
-----------------------------------------------------------------------------------------------------------------

                                           CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained by MFD                      $347             $6            $24
-----------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the six months ended February
29, 2004, were as follows:

                                              CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Effective Annual Percentage Rates               0.35%          1.00%          1.00%          0.50%          0.50%
-----------------------------------------------------------------------------------------------------------------

                                           CLASS 529A     CLASS 529B     CLASS 529C

Effective Annual Percentage Rates               0.35%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004 were as follows:

                            CLASS A    CLASS B   CLASS C  CLASS 529B  CLASS 529C

Contingent Deferred Sales
Charges Imposed             $22,536 $1,146,495   $65,618         $60         $--
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $3,077,106 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $998,887 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,691,691,551 and $1,376,872,611, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                           $5,553,469,292
        --------------------------------------------------------
        Gross unrealized appreciation              $895,272,218
        --------------------------------------------------------
        Gross unrealized depreciation               (23,893,076)
        --------------------------------------------------------
        Net unrealized appreciation                $871,379,142
        --------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            Six months ended                       Year ended
                                                 2/29/04                             8/31/03
                                          SHARES           AMOUNT           SHARES             AMOUNT
CLASS A SHARES

Shares sold                             38,822,814      $755,231,799      124,630,755      $2,082,051,438
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              817,924        15,166,106        1,432,223          23,884,644
----------------------------------------------------------------------------------------------------------
Shares reacquired                      (35,151,548)     (689,800,351)     (63,302,566)     (1,055,785,399)
----------------------------------------------------------------------------------------------------------
Net increase                             4,489,190       $80,597,554       62,760,412      $1,050,150,683
----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                              5,768,312      $111,504,422       18,732,927        $310,631,777
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              124,618         2,296,677          331,330           5,479,523
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (6,080,907)     (118,068,289)     (13,374,299)       (218,917,180)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (187,977)      $(4,267,190)       5,689,958         $97,194,120
----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                              5,799,261      $111,610,736       15,604,268        $260,250,104
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               63,999         1,178,842          147,871           2,447,102
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (3,807,392)      (74,283,651)      (7,256,171)       (118,974,937)
----------------------------------------------------------------------------------------------------------
Net increase                             2,055,868       $38,505,927        8,495,968        $143,722,269
----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                              8,009,153      $156,106,934       13,752,753        $232,245,954
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              129,031         2,405,572          124,511           2,096,324
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (1,262,357)      (24,866,102)      (1,921,607)        (32,344,876)
----------------------------------------------------------------------------------------------------------
Net increase                             6,875,827      $133,646,404       11,955,657        $201,997,402
----------------------------------------------------------------------------------------------------------

                                            Six months ended                      Period ended
                                                 2/29/04                            8/31/03*
                                          SHARES            AMOUNT           SHARES             AMOUNT

CLASS R1 SHARES

Shares sold                              1,557,047       $30,514,009        1,393,305         $23,639,438
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                4,999            92,973            2,457              41,829
----------------------------------------------------------------------------------------------------------
Shares reacquired                         (714,582)      (13,936,844)        (586,270)         (9,912,319)
----------------------------------------------------------------------------------------------------------
Net increase                               847,464       $16,670,138          809,492         $13,768,948
----------------------------------------------------------------------------------------------------------

                                                Period ended
                                                  2/29/04**
                                           SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                    268            $5,020
-----------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    1                12
-----------------------------------------------------------------------
Net increase                                   269            $5,032
-----------------------------------------------------------------------

                                              Six months ended                       Year ended
                                                   2/29/04                             8/31/03
                                           SHARES            AMOUNT           SHARES             AMOUNT

CLASS 529A SHARES

Shares sold                                 14,664          $288,564           44,772            $739,807
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  170             3,219              287               4,856
----------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,585)          (32,415)            (784)            (13,279)
----------------------------------------------------------------------------------------------------------
Net increase                                13,249          $259,368           44,275            $731,384
----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                  5,147           $99,184            9,960            $168,230
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   20               371              149                 523
----------------------------------------------------------------------------------------------------------
Shares reacquired                             (339)           (6,930)            (336)             (5,451)
----------------------------------------------------------------------------------------------------------
Net increase                                 4,828           $92,625            9,773            $163,302
----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                 12,362          $237,270           16,923            $299,704
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   41               756            1,590               1,190
----------------------------------------------------------------------------------------------------------
Shares reacquired                           (3,238)          (65,405)             (45)               (741)
----------------------------------------------------------------------------------------------------------
Net increase                                 9,165          $172,621           18,468            $300,153
----------------------------------------------------------------------------------------------------------
 * Commencement of operations December 31, 2002.
** Commencement of operations October 31, 2003.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004 was $33,623. The fund had no significant borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)
                                                         Private investor; Harvard University Graduate
INDEPENDENT TRUSTEES                                     School of Business Administration, Class of 1961
J. ATWOOD IVES (born 05/01/36)                           Adjunct Professor in Entrepreneurship Emeritus;
Co-Chair                                                 CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Insight Resources, Inc. (acquisition planning
WARD SMITH (born 09/13/30)                               specialists), President; Wellfleet Investments
Co-Chair                                                 (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37)                   products), Chief Executive Officer (until May
Trustee                                                  2001)
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            ELAINE R. SMITH (born 04/25/46)
Surgery                                                  Trustee
                                                         Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Mr. Gutow has served as a Trustee of the Trust since
August 1, 2001. Messrs. Cohn, Sherratt and Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002, until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until
February 6, 2004. Ms. O'Neill retired on December 31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs. Manning and Pozen have served as Trustees of the Trust since
February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIAN
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGERS
Steven R. Gorham
Lisa B. Nurme

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             EIF-SEM-4/04 431M

MFS(R)Mutual Funds
SEMIANNUAL REPORT 2/29/04


MFS(R) CASH RESERVE FUND

A path for pursuing opportunity

[graphic omitted]
                                                          [logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements. Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        NOT FDIC INSURED        MAY LOSE VALUE  NO BANK GUARANTEE
        NOT A DEPOSIT   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) CASH RESERVE FUND

The fund seeks as high a level of current income as is considered consistent with preservation of capital and liquidity.

--------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                7
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                           9
----------------------------------------------------
FINANCIAL STATEMENTS                              11
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     21
----------------------------------------------------
TRUSTEES AND OFFICERS                             29
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       31
----------------------------------------------------
CONTACT INFORMATION                               32
----------------------------------------------------
ASSET ALLOCATION                                  33

-------------------------------------------------------------------------------
LETTER FROM THE CEO
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The reporting period began with an unsettled market environment characterized by geopolitical unrest, high jobless claims, mixed economic news and volatile energy prices. By the end of the six-month period on February 29, 2004, economic conditions appeared to be improving as jobless claims were down. However, energy prices still appeared high to us.

In an effort to continue to stabilize prices and stimulate the economy, the Federal Reserve Board (the Fed) maintained the federal funds overnight borrowing rate at 1.00% -- a 46-year low. The Fed maintained in February that it would "...continue to be patient..." before it began to raise rates.

CONTINUED SHORT SUPPLY OF COMMERCIAL PAPER

Despite signs of growing economic strength, the supply of commercial paper continued to be constrained by cautious corporate spending in our view. Businesses, taking advantage of low absolute yields, issued longer-term debt in place of commercial paper.

FUND POSITIONING

As of February 29, 2004, over 88% of MFS Cash Reserves Fund was invested in commercial paper with the balance of the portfolio invested in U.S. government discount agency notes and repurchase agreements collateralized by U.S. government agency discount notes.

During this reporting period, when interest rates were at historical lows and the Fed continued its accommodative stance, we strategically targeted an average maturity range for the portfolio of 45 to 55 days.

COMMITMENT TO QUALITY

Regardless of market or economic conditions, we intend to maintain the fund's high quality as we focus on the fund's objectives of income, capital preservation, and liquidity.

    Respectfully,

/s/ Terri Vittozzi                         /s/ Edward L. O'Dette

    Terri Vittozzi                             Edward L. O'Dette
    Portfolio Manager                          Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
-------------------------------------------------------------------------------

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

                                                                   CURRENT
                     CLASS                          CURRENT      7-DAY YIELD
     SHARE         INCEPTION     TOTAL RETURN,       7-DAY         WITHOUT
     CLASS            DATE          6 MONTHS       YIELD(1)       WAIVER(1)

       A              9/7/93         0.22%           0.41%           0.31%
--------------------------------------------------------------------------------
       B            12/29/86         0.03%           0.02%          -0.68%
--------------------------------------------------------------------------------
       C              4/1/96         0.03%           0.05%          -0.68%
--------------------------------------------------------------------------------
     529A            7/31/02         0.09%           0.16%          -0.29%
--------------------------------------------------------------------------------
     529B            7/31/02         0.03%           0.02%          -0.93%
--------------------------------------------------------------------------------
     529C            7/31/02         0.02%           0.02%          -0.93%
--------------------------------------------------------------------------------

(1) Based on the latest seven days ended as of February 29, 2004, with dividends annualized. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

NOTES TO PERFORMANCE SUMMARY

Performance for share classes offered after class B shares includes the performance of the fund's class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - (unaudited) 2/29/04
-----------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
                                                             PRINCIPAL AMOUNT
ISSUER                                                        (000 Omitted)                   $ VALUE
-----------------------------------------------------------------------------------------------------
Commercial Paper - 88.6%
-----------------------------------------------------------------------------------------------------
Abbey National PLC, due 3/01/04                                         $19,205           $19,205,000
-----------------------------------------------------------------------------------------------------
Archer Daniels Midland Co., due 3/16/04                                  13,757            13,750,695
-----------------------------------------------------------------------------------------------------
Bank of America Corp., due 3/15/04                                       29,775            29,762,263
-----------------------------------------------------------------------------------------------------
Barclays Bank PLC, due 3/05/04                                           24,344            24,341,052
-----------------------------------------------------------------------------------------------------
Barton Capital Corp., due 4/07/04 - 4/19/04                              25,780            25,751,212
-----------------------------------------------------------------------------------------------------
CRC Funding LLC, due 4/06/04                                             26,098            26,070,858
-----------------------------------------------------------------------------------------------------
Cafco LLC, due 4/16/04 - 5/28/04                                         24,811            24,768,984
-----------------------------------------------------------------------------------------------------
Cargill, Inc., due 5/11/04                                               25,000            24,948,722
-----------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, due 3/17/04                          6,900             6,896,811
-----------------------------------------------------------------------------------------------------
Citicorp, due 5/28/04                                                    10,000             9,974,578
-----------------------------------------------------------------------------------------------------
Citigroup Global Markets, due 3/25/04                                     5,118             5,114,315
-----------------------------------------------------------------------------------------------------
Cofco Capital Corp., due 4/01/04                                          7,500             7,493,154
-----------------------------------------------------------------------------------------------------
Edison Asset Securitization LLC, due 4/12/04 - 6/01/04                   26,000            25,962,165
-----------------------------------------------------------------------------------------------------
FCAR Owner Trust, due 3/02/04 - 5/04/04                                  25,840            25,837,654
-----------------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/03/04 - 4/06/04                    30,400            30,374,410
-----------------------------------------------------------------------------------------------------
Govco, Inc., due 4/06/04 - 5/25/04                                       24,823            24,769,382
-----------------------------------------------------------------------------------------------------
HBOS Treasury Services PLC, due 5/07/04                                  25,000            24,951,146
-----------------------------------------------------------------------------------------------------
HSBC America, Inc., due 4/13/04                                          10,329            10,316,169
-----------------------------------------------------------------------------------------------------
ING America Insurance Holdings, due 5/27/04                              27,347            27,272,320
-----------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc., due 5/06/04                                     26,314            26,263,828
-----------------------------------------------------------------------------------------------------
Jupiter Securitization Corp., due 6/30/04                                24,856            24,768,279
-----------------------------------------------------------------------------------------------------
Kittyhawk Funding Corp., due 4/19/04 - 4/27/04                           25,400            25,359,721
-----------------------------------------------------------------------------------------------------
Metlife Funding, Inc., due 3/04/04 - 4/21/04                             26,276            26,264,886
-----------------------------------------------------------------------------------------------------
New Center Asset Trust, due 3/26/04                                       3,000             2,997,875
-----------------------------------------------------------------------------------------------------
Old Line Funding Corp., due 4/20/04                                       5,883             5,874,502
-----------------------------------------------------------------------------------------------------
Svenska Handelsbanken, Inc., due 5/25/04                                 22,000            21,945,978
-----------------------------------------------------------------------------------------------------
Thunder Bay Funding Corp., due 3/08/04 - 4/20/04                         24,824            24,803,250
-----------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                      $545,839,209
-----------------------------------------------------------------------------------------------------

U.S. Government Agency Obligations - 11.8%
-----------------------------------------------------------------------------------------------------
Fannie Mae, due 4/14/04 - 6/09/04                                       $25,000           $24,940,711
-----------------------------------------------------------------------------------------------------
Federal Home Loan Bank, due 6/18/04 - 8/06/04                            17,000            16,936,295
-----------------------------------------------------------------------------------------------------
Freddie Mac, due 4/22/04                                                 30,800            30,749,283
-----------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations, at Amortized
Cost                                                                                      $72,626,289
-----------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                           $618,465,498
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.4)%                                                    (2,518,870)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $615,946,628
-----------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES (unaudited)
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at amortized cost and value                          $618,465,498
-----------------------------------------------------------------------------------------------------
Cash                                                                       263
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                        949,105
-----------------------------------------------------------------------------------------------------
Other assets                                                             1,644
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $619,416,510
-----------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                                   $1,972
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   3,135,684
-----------------------------------------------------------------------------------------------------
Payable to affiliates

-----------------------------------------------------------------------------------------------------
  Management fee                                                        22,633
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                           35,964
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                          16,950
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                       861
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                       42
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                 255,776
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          $3,469,882
-----------------------------------------------------------------------------------------------------
Net assets (represented by paid-in capital)                                              $615,946,628
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 615,946,628
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                       $89,574,810
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                89,574,810
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $1.00
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                      $443,307,908
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               443,307,908
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $1.00
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                       $80,998,517
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                80,998,517
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $1.00
-----------------------------------------------------------------------------------------------------

Class 529A shares

  Net assets                                                        $1,116,749
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 1,116,749
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                                $1.00
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                          $280,384
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   280,384
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $1.00
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                          $668,260
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   668,260
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $1.00
-----------------------------------------------------------------------------------------------------

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME

Interest income                                                                            $4,100,520
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                     $2,047,943
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                 16,419
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                           598,299
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              2,680,982
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                                497,518
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                               1,968
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                               1,343
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                               3,152
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                        1,387
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                          334
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                          783
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                     18,347
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                          72,370
-----------------------------------------------------------------------------------------------------
  Printing                                                               35,110
-----------------------------------------------------------------------------------------------------
  Postage                                                                48,540
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                          12,069
-----------------------------------------------------------------------------------------------------
  Legal fees                                                              1,628
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $6,038,192
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                   (1,185)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor        (2,341,310)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $3,695,697
-----------------------------------------------------------------------------------------------------
Net investment income                                                                        $404,823
-----------------------------------------------------------------------------------------------------
See notes to financial statements.

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                               SIX MONTHS ENDED              YEAR ENDED
                                                                   2/29/04                    8/31/03
                                                                 (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income                                              $404,823                  $1,788,868
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------------
  Class A                                                         $(238,412)                $(1,285,090)
-------------------------------------------------------------------------------------------------------
  Class B                                                          (137,546)                   (422,361)
-------------------------------------------------------------------------------------------------------
  Class C                                                           (27,598)                    (79,677)
-------------------------------------------------------------------------------------------------------
  Class 529A                                                         (1,045)                     (1,461)
-------------------------------------------------------------------------------------------------------
  Class 529B                                                            (72)                       (142)
-------------------------------------------------------------------------------------------------------
  Class 529C                                                           (150)                       (137)
--------------------------------------------------------    ---------------                ------------
Total distributions declared to shareholders                      $(404,823)                $(1,788,868)
--------------------------------------------------------    ---------------                ------------
Decrease in net assets from fund share transactions           $(407,239,882)              $(119,976,920)
--------------------------------------------------------    ---------------                ------------

NET ASSETS

At beginning of period                                       $1,023,186,510              $1,143,163,430
-------------------------------------------------------------------------------------------------------
At end of period                                               $615,946,628              $1,023,186,510
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                      SIX MONTHS                                      YEAR ENDED 8/31
                                        ENDED           -----------------------------------------------------------------------
CLASS A                                2/29/04                 2003            2002           2001           2000          1999
                                     (UNAUDITED)

Net asset value, beginning of period  $1.00               $1.00           $1.00           $1.00             $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment income(S)            $0.00+++            $0.01           $0.01           $0.05             $0.05         $0.04
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income         $(0.00)+++          $(0.01)         $(0.01)         $(0.05)           $(0.05)       $(0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $1.00               $1.00           $1.00           $1.00             $1.00         $1.00
--------------------------------   --------              ------          ------          ------            ------        ------
Total return (%)                       0.22++              0.69            1.49            4.85              5.39          4.33
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                             0.64+               0.71            0.81            0.80              0.81          0.82
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  0.43+               0.70            1.44            4.82              5.18          4.22
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                       $89,575            $214,275        $242,230        $107,346           $76,062       $98,719
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                 $0.00+++            $0.01           $0.01           $0.05             $0.05         $0.04
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                             0.74+               0.81            0.91            0.90              0.91          0.92
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  0.33+               0.60            1.34            4.72              5.08          4.12
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                    SIX MONTHS                                     YEAR ENDED 8/31
                                      ENDED           -------------------------------------------------------------------------
CLASS B                              2/29/04                2003             2002             2001           2000          1999
                                   (UNAUDITED)

Net asset value, beginning
of period                           $1.00               $1.00              $1.00            $1.00           $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment income(S)          $0.00+++            $0.00+++           $0.00+++         $0.04           $0.04         $0.03
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income       $(0.00)+++          $(0.00)+++         $(0.00)+++       $(0.04)         $(0.04)       $(0.03)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period                              $1.00               $1.00              $1.00            $1.00           $1.00         $1.00
--------------------------------   ------              ------             ------           ------          ------        ------
Total return (%)                     0.03++              0.06               0.49             3.81            4.35          3.29
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                           1.03+               1.35               1.81             1.80            1.81          1.82
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                0.05+               0.06               0.50             3.65            4.18          3.22
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                    $443,308            $647,269           $741,638         $514,324        $313,782      $541,126
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)       $(0.00)+++           $0.00+++           $0.00+++         $0.04           $0.04         $0.03
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                           1.74+               1.81               1.91             1.90            1.91          1.92
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)        (0.66)+             (0.40)              0.40             3.55            4.08          3.12
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                      SIX MONTHS                                    YEAR ENDED 8/31
                                        ENDED           -----------------------------------------------------------------------
CLASS C                                2/29/04                 2003             2002            2001         2000          1999
                                     (UNAUDITED)

Net asset value, beginning of Period  $1.00               $1.00             $1.00             $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)            $0.00+++            $0.00+++          $0.00+++          $0.04         $0.04         $0.03
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income         $(0.00)+++          $(0.00+++         $(0.00)+++        $(0.04)       $(0.04)       $(0.03)
--------------------------------   --------              ------            ------            ------        ------        ------
Net asset value, end of period        $1.00               $1.00             $1.00             $1.00         $1.00         $1.00
--------------------------------   --------              ------            ------            ------        ------        ------
Total return (%)                       0.03++              0.06              0.49              3.80          4.32          3.25
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                             1.02+               1.36              1.81              1.80          1.81          1.82
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  0.05+               0.06              0.50              3.77          4.15          3.22
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                       $80,999            $159,715          $159,254          $125,200       $52,426      $105,559
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)         $(0.00)+++           $0.00+++          $0.01             $0.04         $0.04         $0.03
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                             1.73+               1.81              1.91              1.90          1.91          1.92
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          (0.66)+             (0.39)             0.40              3.67          4.05          3.12
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                             SIX MONTHS ENDED       YEAR ENDED            PERIOD ENDED
                                                                 2/29/04             8/31/03                8/31/02*
CLASS 529A                                                     (UNAUDITED)

Net asset value, beginning of period                            $1.00                 $1.00                 $1.00
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                      $0.00+++              $0.00+++              $0.00+++
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                   $(0.00)+++            $(0.00)+++            $(0.00)+++
---------------------------------------------------------------------                ------                ------
Net asset value, end of period                                  $1.00                 $1.00                 $1.00
---------------------------------------------------------------------                ------                ------
Total return (%)                                                 0.09++                0.45                  0.08++
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                       0.91+                 0.96                  1.16+
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.19+                 0.33                  1.04+
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                      $1,117                $1,164                   $30
---------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                   $(0.00)+++             $0.00                 $0.00+++
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                       1.36+                 1.41                  1.26+
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    (0.26)+               (0.12)                 0.94+
---------------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529 shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                           SIX MONTHS ENDED         YEAR ENDED            PERIOD ENDED
                                                               2/29/04               8/31/03                8/31/02*
CLASS 529B                                                   (UNAUDITED)

Net asset value, beginning of period                            $1.00                 $1.00                 $1.00
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                      $0.00+++              $0.00+++              $0.00+++
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                   $(0.00)+++            $(0.00)+++            $(0.00)+++
--------------------------------------------------------   ----------                ------                ------
Net asset value, end of period                                  $1.00                 $1.00                 $1.00
--------------------------------------------------------   ----------                ------                ------
Total return (%)                                                 0.03++                0.07                  0.01++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                       1.04+                 1.25                  2.06+
-----------------------------------------------------------------------------------------------------------------
Net investment income                                            0.05+                 0.06                  0.23+
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $280                  $253                    $5
-----------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                   $(0.00)+++            $(0.01)                $0.00+++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                       2.00+                 2.06                  2.16+
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    (0.91)+               (0.75)                 0.13+
-----------------------------------------------------------------------------------------------------------------

   * For the period from the inception of Class 529 shares, July 31, 2002, through August 31, 2002.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                           SIX MONTHS ENDED       YEAR ENDED          PERIOD ENDED
                                                               2/29/04             8/31/03              8/31/02*
CLASS 529C                                                   (UNAUDITED)

Net asset value, beginning of period                            $1.00               $1.00               $1.00
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                      $0.00+++            $0.00+++            $0.00+++
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                   $(0.00)+++          $(0.00)+++          $(0.00)+++
----------------------------------------------------------   --------              ------              ------
Net asset value, end of period                                  $1.00               $1.00               $1.00
----------------------------------------------------------   --------              ------              ------
Total return (%)                                                 0.02++              0.07                0.01++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                       1.05+               1.22                2.06+
-----------------------------------------------------------------------------------------------------------------
Net investment income                                            0.05+               0.05                0.23+
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $668                $512                  $5
-----------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. The distributor voluntarily waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                   $(0.00)+++          $(0.01)              $0.00+++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                       2.01+               2.06                2.16+
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    (0.91)+             (0.79)               0.13+
-----------------------------------------------------------------------------------------------------------------

   * For the period from the inception of Class 529 shares, July 31, 2002, through August 31, 2002.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The fund's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount for the six months ended February 29, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended August 31, 2003 and August 31, 2002 was as follows:

                                                    8/31/03            8/31/02
Distributions declared from ordinary
income                                           $1,788,868         $5,966,964
------------------------------------------------------------------------------

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                    $71,871
---------------------------------------------------------------------------
Other temporary differences                                      (71,116)
---------------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended February 29, 2004 were 0.45% of average daily net assets on an annualized basis.

As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the fund's management fee to 0.15% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees. Included in Trustees' compensation is a pension expense of $2,107 for retired trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

DISTRIBUTOR - The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                             CLASS A         CLASS B         CLASS C      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee               0.10%           0.75%           0.75%           0.25%           0.75%           0.75%
----------------------------------------------------------------------------------------------------------------------
Service Fee                    0.25%           0.25%           0.25%           0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------------
Total Distribution
Plan                           0.35%           1.00%           1.00%           0.50%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee and payment of the 0.25% per annum service fee will commence on such a date as the Trustees of the fund may determine. The 0.25% per annum Class 529A service fee and 0.10% of the Class 529A distribution fee are currently being waived. The remaining 0.15% per annum Class 529A distribution fee will be implemented on such a date as the Trustees of the Trust may determine. During the period, MFD voluntarily waived receipt of a portion of the fund's distribution and service fees on Class B, Class C, Class 529B and Class 529C.

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended February 29, 2004 amounted to:

                             CLASS A         CLASS B         CLASS C      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee Retained by MFD       --          $5,184          $4,822              --              --              --
----------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                             CLASS A         CLASS B         CLASS C      CLASS 529A      CLASS 529B      CLASS 529C

Total Distribution Plan           --           0.39%           0.39%              --           0.14%           0.14%
----------------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:

                         CLASS A    CLASS B    CLASS C  CLASS 529B CLASS 529C

Contingent Deferred
Sales Charges Imposed   $188,680  $1,399,249   $62,165      $--        $--
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $408,922 for the year six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $104,714 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,371,504,414 and $4,728,906,535, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in each fund were as follows:

                                                       Six months ended           Year ended
                                                           2/29/04                 8/31/03
                                                      SHARES AND DOLLARS      SHARES AND DOLLARS

CLASS A SHARES

Shares sold                                               133,061,138            3,685,903,013
--------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                 205,046                1,006,107
--------------------------------------------------------------------------------------------------
Shares reacquired                                        (257,965,950)          (3,714,864,724)
--------------------------------------------------------------------------------------------------
Net decrease                                             (124,699,766)             (27,955,604)
--------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                               134,168,734              678,419,939
--------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                 141,844                  389,411
--------------------------------------------------------------------------------------------------
Shares reacquired                                        (338,271,221)            (773,179,025)
--------------------------------------------------------------------------------------------------
Net decrease                                             (203,960,643)             (94,369,675)
--------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                                82,645,999              397,526,433
--------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                  26,026                   70,913
--------------------------------------------------------------------------------------------------
Shares reacquired                                        (161,388,152)            (397,137,070)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                                   (78,716,127)                 460,276
--------------------------------------------------------------------------------------------------

CLASS 529A SHARES

Shares sold                                                   225,076                1,303,649
--------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                   1,011                    1,459
--------------------------------------------------------------------------------------------------
Shares reacquired                                            (272,856)                (171,703)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                                       (46,769)               1,133,405
--------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                                   162,061                  668,022
--------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                      69                      139
--------------------------------------------------------------------------------------------------
Shares reacquired                                            (134,571)                (420,678)
--------------------------------------------------------------------------------------------------
Net increase                                                   27,559                  247,483
--------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                                   257,995                  576,424
--------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                     145                      133
--------------------------------------------------------------------------------------------------
Shares reacquired                                            (102,276)                 (69,362)
--------------------------------------------------------------------------------------------------
Net increase                                                  155,864                  507,195
--------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004 was $3,200. The fund had no borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

-------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59)
Trustee and President                                    DAVID H. GUNNING(4) (born 05/30/42)
Massachusetts Financial Services Company, Chief          Trustee
Executive Officer and Director (until February           Cleveland-Cliffs Inc. (mining products and service
2004)                                                    provider), Vice Chairman/Director (since April
                                                         2001); Encinitos Ventures (private investment
ROBERT J. MANNING(2)(7) (born 10/20/63)                  company), Principal (1997 to April 2001); Lincoln
Trustee                                                  Electric Holdings, Inc. (welding equipment
Massachusetts Financial Services Company, Chief          manufacturer), Director; Southwest Gas Corporation
Executive Officer, President, Chief Investment           (natural gas distribution company), Director
Officer and Director
                                                         WILLIAM R. GUTOW (born 09/27/41)
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Trustee
Trustee                                                  Private investor and real estate consultant;
Massachusetts Financial Services Company,                Capitol Entertainment Management Company (video
President, Chief Investment Officer and Director         franchise), Vice Chairman
(until February 2004)
                                                         AMY B. LANE(4) (born 02/08/53)
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Trustee
Trustee                                                  Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28)
Management & Research Company (investment                Trustee
adviser), President (March 1997 to July 2001); The       Private investor; Rockefeller Financial Services,
Bank of New York (financial services), Director;         Inc. (investment advisers), Chairman and Chief
Bell Canada Enterprises (telecommunications),            Executive Officer
Director; Telesat (satellite communications),
Director                                                 LAWRENCE T. PERERA (born 06/23/35)
                                                         Trustee
JEFFREY L. SHAMES(2)(6) (born 06/02/55)                  Hemenway & Barnes (attorneys), Partner
Trustee
Massachusetts Financial Services Company,                WILLIAM J. POORVU (born 04/10/35)
Chairman (until February 2004)                           Trustee
                                                         Private investor; Harvard University Graduate
INDEPENDENT TRUSTEES                                     School of Business Administration, Class of 1961
J. ATWOOD IVES (born 05/01/36)                           Adjunct Professor in Entrepreneurship Emeritus;
Co-Chair                                                 CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Insight Resources, Inc. (acquisition planning
WARD SMITH (born 09/13/30)                               specialists), President; Wellfleet Investments
Co-Chair                                                 (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37)                   products), Chief Executive Officer (until May
Trustee                                                  2001)
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            ELAINE R. SMITH (born 04/25/46)
Surgery                                                  Trustee
                                                         Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Cohn, Sherratt and Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Gutow, Ives, Perera and Poorvu, and Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee of the Trust from January 1, 2002 until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until February 6, 2004. Ms. O'Neill retired on December
31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs.
Manning and Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741               225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                              JP Morgan Chase Bank
MFS Fund Distributors, Inc.                              One Chase Manhattan Plaza
500 Boylston Street, Boston, MA                          New York, NY 10081
02116-3741

PORTFOLIO MANAGERS
Edward L. O'Dette
Terri A. Vittozzi

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S (R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116

                                                              LMM-SEM-4/04 83M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

                                                   MFS(R) JAPAN EQUITY FUND
                                                   ----------------------------

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) JAPAN EQUITY FUND

The fund seeks capital appreciation.

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

TABLE OF CONTENTS
------------------------------------------------

MFS PRIVACY POLICY
------------------------------------------------
PERFORMANCE SUMMARY                            1
------------------------------------------------
PORTFOLIO OF INVESTMENTS                       3
------------------------------------------------
FINANCIAL STATEMENTS                           5
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                 10
------------------------------------------------
TRUSTEES AND OFFICERS                         15

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
-------------------------------------------------------------------------------

Currently, the fund offers Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results include the deduction of the maximum sales charge and reflect the percentage change in the net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

CALL 1-800-343-2829 EXT. 35941 FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MFS JAPAN EQUITY FUND

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                         Class
   Share class      inception date      6-mo       1-yr      3-yr      Life*
------------------------------------------------------------------------------
        A              6/1/2000           --       46.49%     7.10%     -2.83%
------------------------------------------------------------------------------
        I              7/31/2002          --       46.42%     7.14%     -2.80%
------------------------------------------------------------------------------

Comparative benchmarks

--------------------
  Average annual
--------------------

------------------------------------------------------------------------------
Average Japanese equity fund+            14.59%    42.83%    -3.20%    -11.19%
------------------------------------------------------------------------------
Tokyo Price Index#                       15.89%    44.70%    -1.21%     -8.24%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

-------------------
  Average annual
with sales charge**
-------------------

------------------------------------------------------------------------------
        A                                 --       38.07%     5.01%     -4.36%
------------------------------------------------------------------------------

I class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

-------------------
    Cumulative
without sales charge
-------------------

   Share class                          6-mo       1-yr      3-yr      Life*
------------------------------------------------------------------------------
        A                                13.67%    46.49%    22.85%    -10.20%
------------------------------------------------------------------------------
        I                                13.80%    46.42%    22.98%    -10.10%
------------------------------------------------------------------------------
  Periods less than one year are actual, not annualized.

 * For the period from the commencement of the fund's investment operations, June 1, 2000, through February 29, 2004. Index information is from June 1, 2000.
** Takes into account the maximum sales charge of 5.75%.
  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
  # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

TOKYO PRICE INDEX (TOPIX) - A measure of the broad Japanese stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class I shares have no sales charges and are available only to certain investors.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

These risks may increase share price volatility. Please see the prospectus for more information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
-------------------------------------------------------------------------------------------------
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 98.6%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Japan - 98.6%
-------------------------------------------------------------------------------------------------
Automotive - 9.6%
-------------------------------------------------------------------------------------------------
Bridgestone Corp.                                                       7,000            $103,364
-------------------------------------------------------------------------------------------------
Exedy Corp.                                                             2,600              34,251
-------------------------------------------------------------------------------------------------
Honda Motor Co. Ltd.                                                    4,900             213,521
-------------------------------------------------------------------------------------------------
Musashi Seimitsu Industry Co. Ltd.                                      2,200              63,643
-------------------------------------------------------------------------------------------------
Nissin Kogyo Co. Ltd.                                                   2,800              62,801
-------------------------------------------------------------------------------------------------
                                                                                         $477,580
-------------------------------------------------------------------------------------------------
Banks & Credit Companies - 10.8%
-------------------------------------------------------------------------------------------------
AEON Credit Service Co. Ltd.                                            1,300             $72,596
-------------------------------------------------------------------------------------------------
Aiful Corp.                                                             1,450             127,963
-------------------------------------------------------------------------------------------------
Chiba Bank Ltd.                                                        24,000              96,452
-------------------------------------------------------------------------------------------------
Jaccs Co. Ltd.                                                         21,000              97,084
-------------------------------------------------------------------------------------------------
Takefuji Corp.                                                          1,980             141,746
-------------------------------------------------------------------------------------------------
                                                                                         $535,841
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 2.3%
-------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc.                                         7,000            $113,489
-------------------------------------------------------------------------------------------------

Business Services - 3.7%
-------------------------------------------------------------------------------------------------
SOFTBANK CORP.                                                          5,000            $184,922
-------------------------------------------------------------------------------------------------

Construction - 2.9%
-------------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd.                                              28,000            $144,569
-------------------------------------------------------------------------------------------------

Consumer Goods & Services - 1.7%
-------------------------------------------------------------------------------------------------
Impact 21 Co. Ltd.                                                      1,300             $30,704
-------------------------------------------------------------------------------------------------
Unicharm                                                                1,100              51,458
-------------------------------------------------------------------------------------------------
                                                                                          $82,162
-------------------------------------------------------------------------------------------------
Electrical Equipment - 3.8%
-------------------------------------------------------------------------------------------------
Fujikura Ltd.                                                          33,000            $160,415
-------------------------------------------------------------------------------------------------
Oki Electric Industry Co. Ltd.                                          6,000              26,695
-------------------------------------------------------------------------------------------------
                                                                                         $187,110
-------------------------------------------------------------------------------------------------
Electronics - 21.7%
-------------------------------------------------------------------------------------------------
Alps Electric Co. Ltd.                                                  7,000             $91,445
-------------------------------------------------------------------------------------------------
Brother Industries Ltd.                                                19,000             179,155
-------------------------------------------------------------------------------------------------
Citizen Electronics Co. Ltd.                                            2,200             177,232
-------------------------------------------------------------------------------------------------
Funai Electric Co.                                                        400              56,136
-------------------------------------------------------------------------------------------------
Konica Minolta Holdings, Inc.                                           8,500              97,579
-------------------------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd.                                          9,000             182,908
-------------------------------------------------------------------------------------------------
Seiko Epson Corp.                                                       4,400             154,676
-------------------------------------------------------------------------------------------------
Stanley Electric Co. Ltd.                                               8,200             139,626
-------------------------------------------------------------------------------------------------
                                                                                       $1,078,757
-------------------------------------------------------------------------------------------------
Energy - Independent - 1.0%
-------------------------------------------------------------------------------------------------
Nippon Oil Corp.                                                       10,000             $52,273
-------------------------------------------------------------------------------------------------

Entertainment - 3.3%
-------------------------------------------------------------------------------------------------
ROUND ONE Corp.                                                            89            $162,137
-------------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 3.2%
-------------------------------------------------------------------------------------------------
Asahi Soft Drinks Co. Ltd.                                              8,000             $51,925
-------------------------------------------------------------------------------------------------
Kibun Food Chemifa Co. Ltd.                                             9,000             107,603
-------------------------------------------------------------------------------------------------
                                                                                         $159,528
-------------------------------------------------------------------------------------------------
Furniture & Appliances - 1.9%
-------------------------------------------------------------------------------------------------
Pentax Corp.                                                           18,000             $92,443
-------------------------------------------------------------------------------------------------

Leisure & Toys - 6.8%
-------------------------------------------------------------------------------------------------
Heiwa Real Estate Co. Ltd.                                              4,500             $62,617
-------------------------------------------------------------------------------------------------
Tamron Co. Ltd.                                                         3,000             126,059
-------------------------------------------------------------------------------------------------
Yamaha Corp.                                                            8,000             148,304
-------------------------------------------------------------------------------------------------
                                                                                         $336,980
-------------------------------------------------------------------------------------------------
Medical Equipment - 0.4%
-------------------------------------------------------------------------------------------------
Olympus Corp.                                                           1,000             $20,827
-------------------------------------------------------------------------------------------------

Natural Gas - Distribution - 4.2%
-------------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd.                                                     56,000            $208,138
-------------------------------------------------------------------------------------------------

Personal Computers & Peripherals - 2.9%
-------------------------------------------------------------------------------------------------
Canon, Inc.                                                             3,000            $146,382
-------------------------------------------------------------------------------------------------

Pharmaceuticals - 3.1%
-------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd.                                          7,200            $106,186
-------------------------------------------------------------------------------------------------
Tanabe Seiyaku Co.                                                      6,000              50,313
-------------------------------------------------------------------------------------------------
                                                                                         $156,499
-------------------------------------------------------------------------------------------------
Real Estate - 1.1%
-------------------------------------------------------------------------------------------------
HUNET, Inc.                                                            25,000             $56,301
-------------------------------------------------------------------------------------------------

Special Products & Services - 1.5%
-------------------------------------------------------------------------------------------------
Fujikura Kasei Co. Ltd.                                                11,000             $74,518
-------------------------------------------------------------------------------------------------

Specialty Chemicals - 4.7%
-------------------------------------------------------------------------------------------------
Central Glass Co. Ltd.                                                  9,000             $58,498
-------------------------------------------------------------------------------------------------
Sumitomo Bakelite Co. Ltd.                                             30,000             176,042
-------------------------------------------------------------------------------------------------
                                                                                         $234,540
-------------------------------------------------------------------------------------------------
Specialty Stores - 3.7%
-------------------------------------------------------------------------------------------------
Lawson, Inc.                                                            2,900            $100,352
-------------------------------------------------------------------------------------------------
Nishimatsuya Chain Co. Ltd.                                             3,240              84,237
-------------------------------------------------------------------------------------------------
                                                                                         $184,589
-------------------------------------------------------------------------------------------------
Telephone Services - 4.3%
-------------------------------------------------------------------------------------------------
KDDI Corp.                                                                 41            $212,816
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,988,480)                                             $4,902,401
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.3%
-------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)                 $ VALUE
-------------------------------------------------------------------------------------------------
Abbey National PLC, due 3/01/04, at Amortized Cost                        $66             $66,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,054,480)                                        $4,968,401
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.1%                                                       5,974
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $4,974,375
-------------------------------------------------------------------------------------------------

* Non-income producing security

See portfolio footnotes and notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at value (identified cost, $4,054,480)                                        $4,968,401
-----------------------------------------------------------------------------------------------------
Cash                                                                         231
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                          140,655
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                          4,242
-----------------------------------------------------------------------------------------------------
Total assets                                                                               $5,113,529
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                       $138,657
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                             397
-----------------------------------------------------------------------------------------------------
  Reimbursement fee                                                          100
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                            $139,154
-----------------------------------------------------------------------------------------------------
Net assets                                                                                 $4,974,375
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                       $5,350,333
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                    913,838
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                 (1,276,883)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                          (12,913)
-----------------------------------------------------------------------------------------------------
Total                                                                                      $4,974,375
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
-----------------------------------------------------------------------------------------------------
  Class A                                                                515,899
-----------------------------------------------------------------------------------------------------
  Class I                                                                 37,710
-----------------------------------------------------------------------------------------------------
Total shares of beneficial interest outstanding                                               553,609
-----------------------------------------------------------------------------------------------------
Net assets
-----------------------------------------------------------------------------------------------------
  Class A                                                             $4,635,263
-----------------------------------------------------------------------------------------------------
  Class I                                                                339,112
-----------------------------------------------------------------------------------------------------
Total net assets                                                                           $4,974,375
-----------------------------------------------------------------------------------------------------
Class A shares
-----------------------------------------------------------------------------------------------------
  Net asset value per share (net assets / shares of beneficial
  interest outstanding)                                                                         $8.98
-----------------------------------------------------------------------------------------------------
  Offering price per share (100 / 94.25 X $8.98)                                                $9.53
-----------------------------------------------------------------------------------------------------
Class I shares
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                      $8.99
-----------------------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                                $18,557
-----------------------------------------------------------------------------------------------------
  Interest                                                                     404
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                    (1,716)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                       $17,245
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                           $24,127
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                2,716
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                                     8,027
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                           146
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                              9,506
-----------------------------------------------------------------------------------------------------
  Printing                                                                   8,634
-----------------------------------------------------------------------------------------------------
  Postage                                                                       56
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                             19,269
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                              4,120
-----------------------------------------------------------------------------------------------------
Total expenses                                                                                $76,601
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                         (22)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                              (46,421)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                  $30,158
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                          $(12,913)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                                 $561,654
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                245
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                           $561,899
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                              $36,325
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                 (117)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                           $36,208
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                         $598,107
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                       $585,194
-----------------------------------------------------------------------------------------------------
See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, and any shareholder transactions.

                                                                        SIX MONTHS
                                                                          ENDED                YEAR ENDED
                                                                         2/29/04                8/31/03
                                                                       (UNAUDITED)
INCREASE IN NET ASSETS

OPERATIONS

Net investment loss                                                    $(12,913)                $(10,310)
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                            561,899                  (17,774)
--------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                              36,208                  630,941
-------------------------------------------------------------------   ---------                 --------
Increase in net assets from operations                                 $585,194                 $602,857
-------------------------------------------------------------------   ---------                 --------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

Net increase in net assets from fund share transactions                $183,062                  $38,078
-------------------------------------------------------------------   ---------                 --------
Total increase in net assets                                           $768,256                 $640,935
-------------------------------------------------------------------   ---------                 --------

NET ASSETS

At beginning of period                                               $4,206,119               $3,565,184
--------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment loss of
$12,913 and $0, respectively)                                        $4,974,375               $4,206,119
--------------------------------------------------------------------------------------------------------
See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operation. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions).

                                                                               YEAR ENDED 8/31
                                            SIX MONTHS ENDED    ----------------------------------------        PERIOD ENDED
CLASS A                                         2/29/04             2003             2002             2001         8/31/00*
                                              (UNAUDITED)
Net asset value, beginning of period             $7.90             $6.77             $6.72            $9.68          $10.00
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                        $(0.02)           $(0.02)           $(0.04)          $(0.05)         $(0.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency             1.10              1.15              0.09            (2.91)          (0.30)
-------------------------------------------   --------            ------            ------           ------          ------
Total from investment operations                 $1.08             $1.13             $0.05           $(2.96)         $(0.32)
-------------------------------------------   --------            ------            ------           ------          ------
Net asset value, end of period                   $8.98             $7.90             $6.77            $6.72           $9.68
-------------------------------------------   --------            ------            ------           ------          ------
Total return (%)(+)                              13.67++           16.69              0.74           (30.58)          (3.20)++
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                        1.24+             1.25              1.25             1.27            1.42+
---------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (0.53)+           (0.30)            (0.61)           (0.57)          (0.77)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  54               111               118              117              21
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)       $4,635            $4,063            $3,435           $3,411          $4,876
---------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service fees, such that Other
    Expenses do not exceed 0.25% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets for Class A. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December
    31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. In addition, the distributor contractually waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                             $(0.11)           $(0.14)           $(0.17)          $(0.15)         $(0.07)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                        3.17+             3.19              3.22             2.52            3.65+
---------------------------------------------------------------------------------------------------------------------------
Net investment loss                              (2.46)+           (2.24)            (2.58)           (1.82)          (3.00)+
---------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                                           SIX MONTHS ENDED           YEAR ENDED            PERIOD ENDED
CLASS I                                                         2/29/04                8/31/03                8/31/02**
                                                              (UNAUDITED)
Net asset value, beginning of period                              $7.90                  $6.77                  $6.75
---------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                         $(0.03)                $(0.02)                $(0.00)+++
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                 1.06                   1.15                   0.02
--------------------------------------------------------------   ------                 ------                 ------
Total from investment operations                                  $1.09                  $1.13                  $0.02
--------------------------------------------------------------   ------                 ------                 ------
Net asset value, end of period                                    $8.99                  $7.90                  $6.77
--------------------------------------------------------------   ------                 ------                 ------
Total return (%)                                                  13.80++                16.69                   0.30++
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                         1.25+                  1.25                   1.25++
---------------------------------------------------------------------------------------------------------------------
Net investment loss                                               (0.61)+                (0.24)                 (1.26)+
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   54                    111                    118
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $339                   $143                   $131
---------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.25%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets for Class I. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                              $(0.10)                $(0.12)                $(0.00)+++
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         2.83+                  2.84                   2.87+
---------------------------------------------------------------------------------------------------------------------
Net investment loss                                               (2.19)+                (1.83)                 (2.88)+
---------------------------------------------------------------------------------------------------------------------

 ** For the period from the inception of Class I shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Japan Equity Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the six months ended February 29, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, and, capital losses.

The fund paid no distributions for the years ended August 31, 2003 and August 31, 2002.

As of August 31, 2003 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income                     $--
            ------------------------------------------------------
            Undistributed long-term capital gain               --
            ------------------------------------------------------
            Capital loss carryforward                  (1,813,920)
            ------------------------------------------------------
            Unrealized appreciation                       852,768
            ------------------------------------------------------
            Other temporary differences                        --
            ------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE

            August 31, 2008                              $(63,475)
            ------------------------------------------------------
            August 31, 2009                              (125,721)
            ------------------------------------------------------
            August 31, 2010                            (1,125,533)
            ------------------------------------------------------
            August 31, 2011                              (499,191)
            ------------------------------------------------------
            Total                                     $(1,813,920)
            ------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.25% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets for Class A, and Class I. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. At February 29, 2004 aggregate unreimbursed expenses amounted to $92,941.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payment for their services for the fund.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

            First $2 billion                               0.0175%
            ------------------------------------------------------
            Next $2.5 billion                              0.0130%
            ------------------------------------------------------
            Next $2.5 billion                              0.0005%
            ------------------------------------------------------
            In excess of $7 billion                        0.0000%
            ------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on Class A shares for the fund for the six months ended February 29, 2004.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

            Distribution Fee                                 0.10%
            ------------------------------------------------------
            Service Fee                                      0.25%
            ------------------------------------------------------
            Total Distribution Plan                          0.35%
            ------------------------------------------------------

The fund's payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee are currently being waived and will be implemented on such a date as the Trustees of the fund may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A during the six months ended February 29, 2004.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $2,654 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $62 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,852,982 and $2,568,669, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

            Aggregate cost                             $4,079,342
            ------------------------------------------------------
            Gross unrealized appreciation                $962,296
            ------------------------------------------------------
            Gross unrealized depreciation                 (73,237)
            ------------------------------------------------------
            Net unrealized appreciation                  $889,059
            ------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                             Six months ended 2/29/04    Year ended 8/31/03
                                SHARES       AMOUNT       SHARES       AMOUNT

CLASS A SHARES

Shares sold                     13,993      $124,612       7,249      $44,597
--------------------------------------------------------------------------------
Shares reacquired              (12,559)     (112,582)       (431)      (2,745)
--------------------------------------------------------------------------------
Net increase                     1,434       $12,030       6,818      $41,852
--------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                     34,706      $307,938      62,702     $414,034
--------------------------------------------------------------------------------
Shares reacquired              (15,146)     (136,906)    (63,841)    (417,808)
--------------------------------------------------------------------------------
Net increase (decrease)         19,560      $171,032      (1,139)     $(3,774)
--------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004 was $18. The fund had no borrowings during the period.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/Director (since April
Executive Officer and Director (until February           2001); Encinitos Ventures (private investment
2004)                                                    company), Principal (1997 to April 2001); Lincoln
                                                         Electric Holdings, Inc. (welding equipment
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee          manufacturer), Director; Southwest Gas Corporation
and President                                            (natural gas distribution company), Director
Massachusetts Financial Services Company, Chief
Executive Officer, President, Chief investment           WILLIAM R. GUTOW (born 09/27/41) Trustee
Officer and Director                                     Private investor and real estate consultant;
                                                         Capitol Entertainment Management Company (video
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             franchise), Vice Chairman
Massachusetts Financial Services Company,
President, Chief Investment Officer and Director         AMY B. LANE(4) (born 02/08/53) Trustee
(until February 2004)                                    Retired; Merrill Lynch & Co., Inc., Managing
                                                         Director, Investment Banking Group (1997 to
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            February 2001); Borders Group, Inc. (book and
Massachusetts Financial Services Company, Chairman       music retailer), Director; Federal Realty
(since February 2004); Harvard Law School                Investment Trust (real estate investment trust),
(education), John Olin Visiting Professor (since         Trustee
July 2002); Secretary of Economic Affairs, The
Commonwealth of Massachusetts (January 2002 to           ABBY M. O'NEIL(3) (born 04/27/28) Trustee
December 2002); Fidelity Investments, Vice               Private Investor; Rockefeller Financial Services,
Chairman (June 2000 to December 2001); Fidelity          Inc. (investment advisors), Chairman and Chief
Management & Research Company (investment                Executive Officer
adviser), President (March 1997 to July 2001); The
Bank of New York (financial services), Director;         LAWRENCE T. PERERA (born 06/23/35) Trustee
Bell Canada Enterprises (telecommunications),            Hemenway & Barnes (attorneys), Partner
Director; Telesat (satellite communications),
Director                                                 WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Private investor; Harvard University Graduate
JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chairman       Adjunct Professor in Entrepreneurship Emeritus;
(until February 2004)                                    CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
INDEPENDENT TRUSTEES
J. ATWOOD IVES (born 05/01/36) Co-Chair                  J. DALE SHERRATT (born 09/23/38) Trustee
Private investor; KeySpan Corporation (energy            Insight Resources, Inc. (acquisition planning
related services), Director; Eastern Enterprises         specialists), President; Wellfleet Investments
(diversified services company), Chairman, Trustee        (investor in health care companies), Managing
and Chief Executive Officer (until November 2000)        General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
WARD SMITH (born 09/13/30) Co-Chair                      products), Chief Executive Officer (until May
Private investor                                         2001)

LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           ELAINE R. SMITH (born 04/25/46) Trustee
Brigham and Women's Hospital, Chief of Cardiac           Independent health care industry consultant
Surgery; Harvard Medical School, Professor of
Surgery

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            RICHARD M. HISEY (born 08/29/58) Treasurer
President                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chief          Vice President (since July 2002); The Bank of New
Executive Officer and Director                           York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and Chief Financial
Secretary and Assistant Clerk                            Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(6) (born 10/20/63) President
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Massachusetts Financial Services Company, Chief
Clerk                                                    Executive Officer, President, Chief Investment
Massachusetts Financial Services Company, Senior         Officer and Director
Vice President, General Counsel and Secretary
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53) Assistant           Massachusetts Financial Services Company, Vice
Treasurer                                                President
Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             JAMES O. YOST (born 06/12/60) Assistant Treasurer
Harriman & Co., Senior Vice President (November          Massachusetts Financial Services Company, Senior
2002 to April 2003); ING Groep N.V./Aeltus               Vice President
Investment Management, Senior Vice President
(prior to November 2002)

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders" meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Messrs. Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Mr. Shames served as Trustee of the Trust continously since originally appointed until February 13, 2004. Mr. Gutow has served as a Trustee of the Trust continuously since originally appointed. Messrs. Cohn, Sherratt and Smith, and Mr. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January 1, 2002, until February 6, 2004, and Mr. Parke served as a
Trustee of the Trust from January 1, 2002, until February 6, 2004. Mr. Gunning and Ms. Lane have served as
Trustees of the Trust since January 27, 2004, and Messrs. Manning and Pozen have served as Trustees since
February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov

MFS(R) JAPAN EQUITY FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741


(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          INC 1-SEM-4/04

MFS(R)Mutual Funds

SEMIANNUAL REPORT 2/29/04


MFS(R) STRATEGIC GROWTH FUND

A path for pursuing opportunity

[graphic omitted]
                                                          [logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements. Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        NOT FDIC INSURED        MAY LOSE VALUE  NO BANK GUARANTEE
        NOT A DEPOSIT   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) STRATEGIC GROWTH FUND

The fund seeks capital appreciation.

--------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          13
----------------------------------------------------
FINANCIAL STATEMENTS                              20
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     37
----------------------------------------------------
TRUSTEES AND OFFICERS                             48
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       50
----------------------------------------------------
CONTACT INFORMATION                               51

-------------------------------------------------------------------------------
LETTER FROM THE CEO
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE


For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended February 29, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation - excluding volatile food and energy prices - remained very low relative to historical averages.

DETRACTORS FROM PERFORMANCE

Over the six-month period ended February 29, 2004, the fund outperformed the average large-cap growth fund, as reported by Lipper Inc., but underperformed its benchmark, the Russell 1000
Growth Index.

Relative to our benchmark, leisure was the fund's weakest area over the period. Stock selection as well as an overweighting in the sector hurt results as the sector underperformed the broad market. Going into the period, we believed our positions in advertising-sensitive broadcasting stocks would benefit from increased ad spending as the U.S. economy recovered. However, advertising spending, particularly in local markets, stagnated somewhat during the period. Fund positions such as media conglomerate Viacom, radio station operator Clear Channel Communications and radio and television programming provider Westwood One detracted from relative performance. As of the end of the period, however, all three stocks remained significant positions in the portfolio. We believed they could benefit in 2004 from the confluence of a stronger economy, a U.S. presidential election, and the summer Olympics.

-----------------------------------------------
TOP 5 SECTOR WEIGHTINGS
AS OF 2/29/04

TECHNOLOGY                                32.7%
-----------------------------------------------
HEALTH CARE                               14.4%
-----------------------------------------------
FINANCIAL SERVICES                        14.1%
-----------------------------------------------
LEISURE                                   12.9%
-----------------------------------------------
RETAILING                                 10.9%
-----------------------------------------------
The portfolio is actively managed, and current
weightings may be different.
-----------------------------------------------

In the health care sector, stock selection and an underweighting relative to our benchmark held back performance as the sector did well over the period. Our biggest relative detractor was pharmaceutical giant Pfizer. Although we held a significant position in the stock as its shares gained more than the broad market, relative performance suffered because we were underweighted in the stock compared with our benchmark.

Underweighting consumer staples concerns also hurt performance over the period as investors, in our view, began to favor some of the more defensive stocks they had shunned in early and mid-2003. More specifically, not owning food and tobacco conglomerate Altria Group (formerly Philip Morris) and consumer products firm Procter & Gamble detracted from relative returns over the period. (Those stocks, however, were not among the fund's top detractors for the period.)

Individual stocks in other sectors that meaningfully held back relative results included our position in moderate-priced apparel retailer Kohl's. We believe mediocre merchandising, together with adverse weather in key markets, caused the firm to report weak operating results. We viewed these issues as surmountable and maintained our Kohl's holding over the period. Relative performance was also hurt by our overweighted position in financial transaction processor BISYS Group, whose stock fell in price over the period. And while overall stock selection in the technology sector did help performance, a number of our technology stocks declined in price and were key detractors during the period. These included electronic commerce firm InterActiveCorp, storage solution provider VERITAS Software, and semiconductor manufacturing equipment company Novellus Systems. On a relative basis, our position in cellular phone technology firm QUALCOMM also detracted from performance because we sold our holding during the period and missed much of the stock's strong performance.

The portfolio's cash position also detracted from relative performance. As with nearly all mutual funds, this portfolio holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the technology sector contributed strongly to relative results. A number of technology stocks were among the fund's top performers for the period, including telecom infrastructure firm Nortel Networks, programmable logic designer/manufacturer Xilinx, and e-business services provider Akamai Technologies. Not owning semiconductor giant Intel also helped relative results as the stock, which had soared for much of 2003, retreated in early 2004. Concern about the stock's high valuation had led us to avoid Intel.

A relative overweighting in the utilities and communications sector also helped relative returns as that sector was by far the strongest-performing area in the Russell 1000 Growth Index for the period. Cellular phone company Sprint PCS, whose stock appreciated sharply, was among our holdings in the sector.

In the industrial goods and services area, stock selection and an underweighting in the sector both helped fund performance. Our strongest contributor in the sector was conglomerate Tyco International, which did well as new management began to turn around the firm's performance.

An overweighting in the financial services sector also added to results as that sector outperformed the broad market. Insurance and reinsurance firm Ace Ltd. was our largest contributor in that sector.

    Respectfully,

/s/ S. Irfan Ali

    S. Irfan Ali
    Portfolio Manager

Note to Shareholders: Portfolio management is also assisted by Peggy W. Adams, Associate Portfolio Manager. Ms. Adams participates in the research process and strategy discussions, while the Portfolio Manager maintains overall responsibility for portfolio construction. The Associate Portfolio Manager also customizes the portfolio to client objectives and communicates investment policy, strategy, and tactics.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------
Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                    Class
    Share         inception
    class           date         6-mo     1-yr      3-yr     5-yr     Life*
----------------------------------------------------------------------------
      A           1/02/1996       --      35.88%    -8.41%   -2.84%   13.19%
----------------------------------------------------------------------------
      B           4/11/1997       --      34.94%    -9.01%   -3.46%   12.55%
----------------------------------------------------------------------------
      C           4/11/1997       --      34.96%    -9.01%   -3.46%   12.58%
----------------------------------------------------------------------------
      I           1/02/1997       --      36.32%    -8.08%   -2.49%   13.52%
----------------------------------------------------------------------------
      J           2/10/2000       --      34.92%    -9.00%   -3.35%   12.83%
----------------------------------------------------------------------------
     R1          12/31/2002       --      35.66%    -8.46%   -2.87%   13.17%
----------------------------------------------------------------------------
     R2          10/31/2003       --      35.75%    -8.44%   -2.86%   13.18%
----------------------------------------------------------------------------
    529A          7/31/2002       --      35.71%    -8.49%   -2.89%   13.15%
----------------------------------------------------------------------------
    529B          7/31/2002       --      34.58%    -8.84%   -3.11%   12.99%
----------------------------------------------------------------------------
    529C          7/31/2002       --      34.63%    -8.85%   -3.12%   12.99%
----------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks           6-mo     1-yr      3-yr     5-yr     Life*
----------------------------------------------------------------------------
Average large-cap growth fund+    9.92%   33.18%    -6.49%   -3.82%    6.18%
----------------------------------------------------------------------------
Russell 1000 Growth Index#       12.17%   37.18%    -4.85%   -4.80%    7.17%
----------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

--------------------
Average annual
with sales charge
--------------------

    Share
    class
----------------------------------------------------------------------------
      A                           --      28.07%   -10.20%   -3.98%   12.37%
----------------------------------------------------------------------------
      B                           --      30.94%    -9.92%   -3.78%   12.55%
----------------------------------------------------------------------------
      C                           --      33.96%    -9.01%   -3.46%   12.58%
----------------------------------------------------------------------------
      J                           --      30.88%    -9.92%   -3.93%   12.40%
----------------------------------------------------------------------------
    529A                          --      27.91%   -10.28%   -4.04%   12.33%
----------------------------------------------------------------------------
    529B                          --      30.58%    -9.73%   -3.42%   12.99%
----------------------------------------------------------------------------
    529C                          --      33.63%    -8.85%   -3.12%   12.99%
----------------------------------------------------------------------------
I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

    Share
    class                        6-mo     1-yr      3-yr     5-yr     Life*
----------------------------------------------------------------------------
      A                         10.62%    35.88%   -23.17%  -13.41%  174.68%
----------------------------------------------------------------------------
      B                         10.31%    34.94%   -24.66%  -16.15%  162.38%
----------------------------------------------------------------------------
      C                         10.29%    34.96%   -24.66%  -16.13%  162.85%
----------------------------------------------------------------------------
      I                         10.85%    36.32%   -22.35%  -11.84%  181.38%
----------------------------------------------------------------------------
      J                         10.25%    34.92%   -24.65%  -15.65%  167.57%
----------------------------------------------------------------------------
     R1                         10.57%    35.66%   -23.29%  -13.56%  174.23%
----------------------------------------------------------------------------
     R2                         10.51%    35.75%   -23.24%  -13.50%  174.41%
----------------------------------------------------------------------------
    529A                        10.65%    35.71%   -23.38%  -13.65%  173.93%
----------------------------------------------------------------------------
    529B                        10.14%    34.58%   -24.25%  -14.63%  170.81%
----------------------------------------------------------------------------
    529C                        10.13%    34.63%   -24.28%  -14.66%  170.72%
----------------------------------------------------------------------------
Periods less than one year are actual, not annualized.
* For the period from the commencement of the fund's investment operations, January 2, 1996, through February 29, 2004. Index information is from
  January 1, 1996.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE RUSSELL 1000 GROWTH INDEX - measures the performance of large-cap U.S. growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit.

Class A and 529A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflect the deduction of the 1% CDSC. Class I shares have no sales charge and are available only to certain investors. Class J results, including sales charge, reflect the deduction of the maximum 3% sales charge and are available only to residents of Japan. Class R1 and R2 shares have no sales charge and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and include the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - (unaudited) 2/29/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.7%
-------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES              $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 91.9%
-------------------------------------------------------------------------------------------------
Airlines - 0.2%
-------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                225,300          $3,111,393
-------------------------------------------------------------------------------------------------

Apparel Manufacturers - 1.0%
-------------------------------------------------------------------------------------------------
Reebok International Ltd.                                             428,900         $17,074,509
-------------------------------------------------------------------------------------------------

Banks & Credit Companies - 6.4%
-------------------------------------------------------------------------------------------------
American Express Co.                                                  577,400         $30,844,708
-------------------------------------------------------------------------------------------------
Bank of New York Co., Inc.                                            267,400           8,824,200
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                       616,757          30,998,207
-------------------------------------------------------------------------------------------------
Fannie Mae                                                             90,900           6,808,410
-------------------------------------------------------------------------------------------------
MBNA Corp.                                                            342,100           9,349,593
-------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                256,600           8,308,708
-------------------------------------------------------------------------------------------------
Northern Trust Corp.                                                  326,800          16,225,620
-------------------------------------------------------------------------------------------------
                                                                                     $111,359,446
-------------------------------------------------------------------------------------------------
Biotechnology - 3.8%
-------------------------------------------------------------------------------------------------
Amgen, Inc.*                                                          206,700         $13,131,651
-------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                        429,600          21,815,088
-------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                457,200          24,784,812
-------------------------------------------------------------------------------------------------
Protein Design Labs, Inc.*                                            285,300           6,847,200
-------------------------------------------------------------------------------------------------
                                                                                      $66,578,751
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 4.5%
-------------------------------------------------------------------------------------------------
Comcast Holdings Corp.*                                               688,900         $20,129,658
-------------------------------------------------------------------------------------------------
Cox Communications, Inc.(#)*                                          189,400           6,136,560
-------------------------------------------------------------------------------------------------
Cox Radio, Inc.*                                                      139,800           3,068,610
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                   193,935           7,004,932
-------------------------------------------------------------------------------------------------
Entercom Communications Corp.*                                        107,000           4,939,120
-------------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                    517,700           8,930,325
-------------------------------------------------------------------------------------------------
Univision Communications, Inc.(#)*                                    345,800          12,320,854
-------------------------------------------------------------------------------------------------
Westwood One, Inc.*                                                   515,900          15,941,310
-------------------------------------------------------------------------------------------------
                                                                                      $78,471,369
-------------------------------------------------------------------------------------------------

Brokerage & Asset Managers - 2.7%
-------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                             213,900         $22,645,593
-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                             407,400          24,936,954
-------------------------------------------------------------------------------------------------
                                                                                      $47,582,547
-------------------------------------------------------------------------------------------------

Business Services - 1.8%
-------------------------------------------------------------------------------------------------
BISYS Group, Inc.(#)*                                                 150,138          $2,649,936
-------------------------------------------------------------------------------------------------
DST Systems, Inc.(#)*                                                 202,600           9,068,376
-------------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                         138,900           5,362,929
-------------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                   119,700           6,099,912
-------------------------------------------------------------------------------------------------
Monster Worldwide, Inc.*                                              366,200           8,056,400
-------------------------------------------------------------------------------------------------
                                                                                      $31,237,553
-------------------------------------------------------------------------------------------------

Computer Software - 9.7%
-------------------------------------------------------------------------------------------------
Akamai Technologies, Inc.(#)*                                         843,700         $12,655,500
-------------------------------------------------------------------------------------------------
Ascential Software Corp.*                                              85,300           1,924,368
-------------------------------------------------------------------------------------------------
BEA Systems, Inc.(#)*                                                 374,600           5,169,480
-------------------------------------------------------------------------------------------------
Manhattan Associates, Inc.(#)*                                        100,100           2,868,866
-------------------------------------------------------------------------------------------------
Mercury Interactive Corp.*                                            386,800          18,775,272
-------------------------------------------------------------------------------------------------
Microsoft Corp.                                                     2,564,300          67,953,950
-------------------------------------------------------------------------------------------------
Network Associates, Inc.*                                           1,173,200          20,577,928
-------------------------------------------------------------------------------------------------
Oracle Corp.*                                                       1,202,900          15,493,352
-------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                               761,179          23,155,065
-------------------------------------------------------------------------------------------------
                                                                                     $168,573,781
-------------------------------------------------------------------------------------------------
Computer Software - Systems - 2.0%
-------------------------------------------------------------------------------------------------
International Business Machines Corp.                                 360,400         $34,778,600
-------------------------------------------------------------------------------------------------

Consumer Goods & Services - 0.7%
-------------------------------------------------------------------------------------------------
Avon Products, Inc.                                                   171,500         $12,107,900
-------------------------------------------------------------------------------------------------

Electrical Equipment - 5.9%
-------------------------------------------------------------------------------------------------
Cooper Industries Ltd.                                                131,600          $6,962,956
-------------------------------------------------------------------------------------------------
Danaher Corp.                                                         109,500           9,814,485
-------------------------------------------------------------------------------------------------
Emerson Electric Co.                                                  206,600          12,908,368
-------------------------------------------------------------------------------------------------
General Electric Co.                                                1,009,800          32,838,696
-------------------------------------------------------------------------------------------------
Molex, Inc.(#)                                                        297,600           9,427,968
-------------------------------------------------------------------------------------------------
Tyco International Ltd.                                             1,054,704          30,132,893
-------------------------------------------------------------------------------------------------
                                                                                     $102,085,366
-------------------------------------------------------------------------------------------------

Electronics - 7.8%
-------------------------------------------------------------------------------------------------
Amphenol Corp.*                                                        66,000          $4,082,100
-------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                  523,900          26,142,610
-------------------------------------------------------------------------------------------------
Linear Technology Corp.                                               347,900          13,912,521
-------------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                                       299,100          14,928,081
-------------------------------------------------------------------------------------------------
Microchip Technology, Inc.                                            413,200          11,776,200
-------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                               303,000           9,741,450
-------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.(#)*                                                  450,800           8,970,920
-------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                               788,700          24,173,655
-------------------------------------------------------------------------------------------------
Xilinx, Inc.*                                                         528,800          22,230,752
-------------------------------------------------------------------------------------------------
                                                                                     $135,958,289
-------------------------------------------------------------------------------------------------
Entertainment - 3.9%
-------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                    498,900         $21,472,656
-------------------------------------------------------------------------------------------------
Fox Entertainment Group, Inc.*                                        295,700           8,581,214
-------------------------------------------------------------------------------------------------
Viacom, Inc.                                                          855,213          32,891,492
-------------------------------------------------------------------------------------------------
Walt Disney Co.                                                       196,120           5,203,064
-------------------------------------------------------------------------------------------------
                                                                                      $68,148,426
-------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.7%
-------------------------------------------------------------------------------------------------
CVS Corp.                                                             352,600         $13,222,500
-------------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                     1,110,700           6,197,706
-------------------------------------------------------------------------------------------------
Walgreen Co.                                                          294,300          10,494,738
-------------------------------------------------------------------------------------------------
                                                                                      $29,914,944
-------------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 0.7%
-------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                         249,000         $12,923,100
-------------------------------------------------------------------------------------------------

Gaming & Lodging - 1.5%
-------------------------------------------------------------------------------------------------
Carnival Corp.                                                        385,800         $17,117,946
-------------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                   372,700           5,974,381
-------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                              95,700           3,733,257
-------------------------------------------------------------------------------------------------
                                                                                      $26,825,584
-------------------------------------------------------------------------------------------------

General Merchandise - 5.7%
-------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                         507,700         $26,146,550
-------------------------------------------------------------------------------------------------
Target Corp.                                                          757,300          33,290,908
-------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                 671,276          39,981,198
-------------------------------------------------------------------------------------------------
                                                                                      $99,418,656
-------------------------------------------------------------------------------------------------

Insurance - 3.9%
-------------------------------------------------------------------------------------------------
American International Group, Inc.                                    508,389         $37,620,786
-------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                               291,060          19,064,430
-------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                           121,900           5,849,981
-------------------------------------------------------------------------------------------------
UNUMProvident(#)                                                      394,840           5,851,529
-------------------------------------------------------------------------------------------------
                                                                                      $68,386,726
-------------------------------------------------------------------------------------------------

Internet - 1.3%
-------------------------------------------------------------------------------------------------
eBay, Inc.*                                                            64,800          $4,462,128
-------------------------------------------------------------------------------------------------
InterActiveCorp.(#)*                                                  574,300          18,704,951
-------------------------------------------------------------------------------------------------
                                                                                      $23,167,079
-------------------------------------------------------------------------------------------------

Machinery & Tools - 1.0%
-------------------------------------------------------------------------------------------------
Eaton Corp.                                                            61,000          $3,570,940
-------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                             105,100           8,357,552
-------------------------------------------------------------------------------------------------
Parker Hannifin Corp.(#)                                              107,700           6,049,509
-------------------------------------------------------------------------------------------------
                                                                                      $17,978,001
-------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 0.4%
-------------------------------------------------------------------------------------------------
HCA, Inc.                                                             160,200          $6,811,704
-------------------------------------------------------------------------------------------------

Medical Equipment - 2.9%
-------------------------------------------------------------------------------------------------
Applera Corp.                                                         167,500          $3,819,000
-------------------------------------------------------------------------------------------------
Baxter International, Inc.                                            301,900           8,791,328
-------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                       299,500          14,046,550
-------------------------------------------------------------------------------------------------
Thermo Electron Corp.*                                                466,400          13,091,848
-------------------------------------------------------------------------------------------------
Waters Corp.                                                          279,000          10,306,260
-------------------------------------------------------------------------------------------------
                                                                                      $50,054,986
-------------------------------------------------------------------------------------------------

Personal Computers & Peripherals - 1.8%
-------------------------------------------------------------------------------------------------
Avid Technology, Inc.*                                                110,400          $4,688,688
-------------------------------------------------------------------------------------------------
Dell, Inc.*                                                           795,700          25,979,605
-------------------------------------------------------------------------------------------------
                                                                                      $30,668,293
-------------------------------------------------------------------------------------------------

Pharmaceuticals - 7.0%
-------------------------------------------------------------------------------------------------
Abbott Laboratories                                                   369,600         $15,818,880
-------------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                       181,000          13,383,140
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                     696,900          37,569,879
-------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                        1,034,060          37,898,299
-------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                  69,800           1,253,608
-------------------------------------------------------------------------------------------------
Wyeth                                                                 397,868          15,715,786
-------------------------------------------------------------------------------------------------
                                                                                     $121,639,592
-------------------------------------------------------------------------------------------------

Printing & Publishing - 1.8%
-------------------------------------------------------------------------------------------------
Lamar Advertising Co.*                                                458,850         $18,216,345
-------------------------------------------------------------------------------------------------
New York Times Co.                                                    281,700          12,856,788
-------------------------------------------------------------------------------------------------
                                                                                      $31,073,133
-------------------------------------------------------------------------------------------------

Restaurants - 0.9%
-------------------------------------------------------------------------------------------------
McDonald's Corp.                                                      124,700          $3,529,010
-------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                              257,800          12,474,942
-------------------------------------------------------------------------------------------------
                                                                                      $16,003,952
-------------------------------------------------------------------------------------------------

Specialty Stores - 2.2%
-------------------------------------------------------------------------------------------------
Chico's FAS, Inc.(#)*                                                  38,100          $1,628,775
-------------------------------------------------------------------------------------------------
Circuit City Stores, Inc.                                             643,400           7,193,212
-------------------------------------------------------------------------------------------------
Hot Topic, Inc.*                                                      272,700           7,916,481
-------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(#)*                               268,900           6,445,533
-------------------------------------------------------------------------------------------------
Staples, Inc.*                                                        330,800           8,673,576
-------------------------------------------------------------------------------------------------
Williams-Sonoma, Inc.*                                                218,100           6,977,019
-------------------------------------------------------------------------------------------------
                                                                                      $38,834,596
-------------------------------------------------------------------------------------------------

Telecommunications - Wireless - 1.3%
-------------------------------------------------------------------------------------------------
Andrew Corp.(#)*                                                      784,710         $13,983,532
-------------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)*                                           1,029,300           9,263,700
-------------------------------------------------------------------------------------------------
                                                                                      $23,247,232
-------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 5.8%
-------------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                          710,000         $23,117,600
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                2,357,900          54,467,490
-------------------------------------------------------------------------------------------------
Corning, Inc.*                                                      1,316,600          16,523,330
-------------------------------------------------------------------------------------------------
Foundry Networks, Inc.*                                               332,100           7,837,560
-------------------------------------------------------------------------------------------------
                                                                                     $101,945,980
-------------------------------------------------------------------------------------------------

Telephone Services
-------------------------------------------------------------------------------------------------
Winstar Communications, Inc.*                                         281,200                $506
-------------------------------------------------------------------------------------------------

Trucking - 1.6%
-------------------------------------------------------------------------------------------------
FedEx Corp.                                                           231,500         $15,899,420
-------------------------------------------------------------------------------------------------
United Parcel Service, Inc.                                           156,700          11,067,721
-------------------------------------------------------------------------------------------------
                                                                                      $26,967,141
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $1,602,929,135
-------------------------------------------------------------------------------------------------

Foreign Stocks - 5.8%
-------------------------------------------------------------------------------------------------
Bermuda - 1.5%
-------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                  285,300         $12,827,088
-------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                          287,800          13,103,534
-------------------------------------------------------------------------------------------------
                                                                                      $25,930,622
-------------------------------------------------------------------------------------------------
Canada - 1.0%
-------------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*              2,268,600         $18,103,428
-------------------------------------------------------------------------------------------------

Finland - 0.8%
-------------------------------------------------------------------------------------------------
Nokia Corp., ADR (Telecommunications - Wireless)                      677,000         $14,738,290
-------------------------------------------------------------------------------------------------

Singapore - 0.2%
-------------------------------------------------------------------------------------------------
Flextronics International Ltd. (Personal Computers &
Peripherals)(#)*                                                      196,100          $3,549,410
-------------------------------------------------------------------------------------------------

South Korea - 1.1%
-------------------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd. (Electronics)                             78,100         $18,236,350
-------------------------------------------------------------------------------------------------

United Kingdom - 1.2%
-------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                      355,700          $9,916,916
-------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)(#)                 428,907          10,709,808
-------------------------------------------------------------------------------------------------
                                                                                      $20,626,724
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $101,184,824
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,609,327,032)                                     $1,704,113,959
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.4%
-------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)                 $ VALUE
-------------------------------------------------------------------------------------------------
Citicorp, due 3/11/04                                                  $5,000          $4,998,569
-------------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/01/04                            11,422          11,422,000
-------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., due 3/04/04                            8,700           8,699,087
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $25,119,656
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 3.0%
-------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             $ VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                                 51,770,538         $51,770,538
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,686,217,226)                                $1,781,004,153
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (2.1)%                                               (37,155,393)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $1,743,848,760
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
(#) All or a portion of this security is on loan.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES (unaudited)
-----------------------------------------------------------------------------------------------------


This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS


Investments, at value, including $50,513,459 of
securities on loan (identified cost, $1,686,217,226)          $1,781,004,153
-----------------------------------------------------------------------------------------------------
Cash                                                                     599
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                   43,179,386
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    4,305,292
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  1,369,079
-----------------------------------------------------------------------------------------------------
Other assets                                                             890
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $1,829,859,399
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $30,847,737
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 2,709,038
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        51,770,538
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                     106,837
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        110,501
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        76,902
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   2,454
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                     14
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               386,618
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $86,010,639
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $1,743,848,760
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $2,886,408,774
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                   94,789,390
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                         (1,229,277,328)
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                   (8,072,076)
-----------------------------------------------------------------------------------------------------
Total                                                                                  $1,743,848,760
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  96,219,731
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                    $749,051,131
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              40,865,961
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $18.33
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$18.33)                                                  $19.45
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $525,034,280
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              29,748,066
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $17.65
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $145,738,539
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                               8,241,915
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $17.68
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $316,132,465
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              16,918,404
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $18.69
-----------------------------------------------------------------------------------------------------

Class J shares

  Net assets                                                      $5,739,424
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                 327,147
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $17.54
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/97.00X$17.54)                                                  $18.08
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $1,480,381
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  80,881
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $18.30
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                          $5,401
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  295.50
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $18.28
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class 529A shares

  Net assets                                                        $400,125
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  21,892
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $18.28
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$18.28)                                                  $19.40
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                        $111,480
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   6,337
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $17.59
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $155,534
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   8,832
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $17.61
-----------------------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B and Class
529C shares.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                         $6,561,187
-----------------------------------------------------------------------------------------------------
  Interest                                                             282,366
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                (4,008)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $6,839,545
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                    $6,000,204
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                23,684
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        1,629,347
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             1,235,795
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             2,558,031
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               716,310
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class J)                                29,296
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                                1,176
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                    8
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                                547
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                                477
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                                632
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                         391
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                         119
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                         158
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                      4
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                    49,425
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        157,414
-----------------------------------------------------------------------------------------------------
  Printing                                                             110,802
-----------------------------------------------------------------------------------------------------
  Postage                                                              104,960
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         17,569
-----------------------------------------------------------------------------------------------------
  Legal fees                                                             3,884
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                        239,740
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $12,879,973
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (38,759)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $12,841,214
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                       $(6,001,669)
-----------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                                                 $48,094,899
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation
-----------------------------------------------------------------------------------------------------
  Investments                                                     $119,795,460
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                               1,102
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                              $119,796,562
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                                 $167,891,461
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                   $161,889,792
-----------------------------------------------------------------------------------------------------
See notes to financial statements.

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                  SIX MONTHS ENDED            YEAR ENDED
                                                                      2/29/04                  8/31/03
                                                                    (UNAUDITED)

INCREASE IN NET ASSETS

FROM OPERATIONS

Net investment loss                                               $(6,001,669)              $(9,940,493)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                              48,094,899              (193,494,679)
-------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                       119,796,562               423,557,663
-------------------------------------------------------------   -------------              ------------
Increase in net assets from operations                           $161,889,792              $220,122,491
-------------------------------------------------------------   -------------              ------------

Net increase (decrease) in net assets from fund share
transactions                                                      $92,332,938             $(131,989,369)
-------------------------------------------------------------   -------------              ------------
Total increase in net assets                                     $254,222,730               $88,133,122
-------------------------------------------------------------   -------------              ------------

NET ASSETS

At beginning of period                                         $1,489,626,030            $1,401,492,908
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment loss
of $8,072,076 and $2,070,407, respectively)                    $1,743,848,760            $1,489,626,030
-------------------------------------------------------------------------------------------------------
See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.
                                   SIX MONTHS                                       YEAR ENDED 8/31
                                      ENDED         ---------------------------------------------------------------------------
CLASS A                              2/29/04               2003            2002            2001              2000          1999
                                   (UNAUDITED)
Net asset value, beginning of
period                              $16.57           $14.03          $19.22          $39.19              $28.18          $18.79
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss               $(0.05)          $(0.07)         $(0.13)         $(0.17)             $(0.28)         $(0.18)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                1.81             2.61           (4.97)         (15.53)              13.13           10.29
-------------------------------   --------           ------          ------          ------              ------          ------
Total from investment
operations                           $1.76            $2.54          $(5.10)        $(15.70)             $12.85          $10.11
-------------------------------   --------           ------          ------          ------              ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                $--              $--             $--          $(4.08)             $(1.84)         $(0.72)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                          --               --           (0.09)          (0.19)                 --              --
-------------------------------   --------           ------          ------          ------              ------          ------
Total distributions declared
to shareholders                        $--              $--          $(0.09)         $(4.27)             $(1.84)         $(0.72)
-------------------------------   --------           ------          ------          ------              ------          ------
Net asset value, end of
period                              $18.33           $16.57          $14.03          $19.22              $39.19          $28.18
-------------------------------   --------           ------          ------          ------              ------          ------
Total return (%)(+)                  10.62++          18.10(#)       (26.70)         (42.93)              47.18           54.40
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                   SIX MONTHS                                       YEAR ENDED 8/31
                                      ENDED         -------------------------------------------------------------------------------
CLASS A (CONTINUED)                  2/29/04               2003            2002            2001              2000          1999
                                   (UNAUDITED)
RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                             1.38+            1.41            1.45            1.37              1.32            1.38
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                   (0.53)+          (0.46)          (0.74)          (0.67)            (0.78)          (0.69)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                       38               72             116             104               104             112
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                      $749,051         $673,767        $731,283        $984,529        $1,356,313        $512,994
-------------------------------------------------------------------------------------------------------------------------------

(#) The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the year ended August 31, 2003 would have been 18.02%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                   SIX MONTHS                                     YEAR ENDED 8/31
                                      ENDED         ---------------------------------------------------------------------------
CLASS B                              2/29/04               2003            2002            2001              2000          1999
                                   (UNAUDITED)
Net asset value, beginning of
period                              $16.00           $13.65          $18.80          $38.45              $27.75          $18.59
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss               $(0.10)          $(0.16)         $(0.24)         $(0.33)             $(0.49)         $(0.35)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                1.75             2.51           (4.82)         (15.23)              12.92           10.18
-------------------------------   --------           ------          ------          ------              ------          ------
Total from investment
operations                           $1.65            $2.35          $(5.06)        $(15.56)             $12.43           $9.83
-------------------------------   --------           ------          ------          ------              ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                $--              $--             $--          $(3.91)             $(1.73)         $(0.67)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                          --               --           (0.09)          (0.18)                 --              --
-------------------------------   --------           ------          ------          ------              ------          ------
Total distributions declared
to shareholders                        $--              $--          $(0.09)         $(4.09)             $(1.73)         $(0.67)
-------------------------------   --------           ------          ------          ------              ------          ------
Net asset value, end of
period                              $17.65           $16.00          $13.65          $18.80              $38.45          $27.75
-------------------------------   --------           ------          ------          ------              ------          ------
Total return (%)                     10.31++          17.22(#)       (27.08)         (43.32)              46.23           53.47
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                            2.03+            2.06            2.10            2.02                1.97            2.03
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                  (1.17)+          (1.12)          (1.39)          (1.32)              (1.43)          (1.34)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                      38               72             116             104                 104             112
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                     $525,034         $505,090        $490,326        $820,848          $1,419,290        $656,217
-------------------------------------------------------------------------------------------------------------------------------

(#) The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the year ended August 31, 2003 would have been 17.13%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                       SIX MONTHS                                   YEAR ENDED 8/31
                                         ENDED          -----------------------------------------------------------------------
CLASS C                                 2/29/04                2003            2002            2001          2000          1999
                                      (UNAUDITED)
Net asset value, beginning of
period                                 $16.03            $13.67          $18.84          $38.54          $27.81          $18.63
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment loss                  $(0.10)           $(0.16)         $(0.24)         $(0.34)         $(0.49)         $(0.35)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                       1.75              2.52           (4.84)         (15.25)          12.96           10.20
----------------------------------   --------            ------          ------          ------          ------          ------
Total from investment operations        $1.65             $2.36          $(5.08)        $(15.59)         $12.47           $9.85
----------------------------------   --------            ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                   $--               $--             $--          $(3.93)         $(1.74)         $(0.67)
----------------------------------   --------            ------          ------          ------          ------          ------
  In excess of net realized gain
  on investments and foreign
  currency transactions                    --                --           (0.09)          (0.18)             --              --
----------------------------------   --------            ------          ------          ------          ------          ------
Total distributions declared
to shareholders                           $--               $--          $(0.09)         $(4.11)         $(1.74)         $(0.67)
----------------------------------   --------            ------          ------          ------          ------          ------
Net asset value, end of period         $17.68            $16.03          $13.67          $18.84          $38.54          $27.81
----------------------------------   --------            ------          ------          ------          ------          ------
Total return (%)                        10.29++           17.26(#)       (27.13)         (43.29)          46.27           53.40
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                               2.03+             2.06            2.10            2.02            1.97            2.03
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                     (1.17)+           (1.12)          (1.39)          (1.32)          (1.43)          (1.34)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         38                72             116             104             104             112
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $145,739          $141,307        $148,930        $270,903        $450,352        $185,784
-------------------------------------------------------------------------------------------------------------------------------
(#) The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the year ended August 31, 2003 would have been 17.18%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                        SIX MONTHS                                  YEAR ENDED 8/31
                                           ENDED         ----------------------------------------------------------------------
CLASS I                                   2/29/04           2003            2002           2001          2000          1999
                                        (UNAUDITED)

Net asset value, beginning of
period                                   $16.86           $14.24          $19.41          $39.53          $28.36         $18.85
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment loss                    $(0.02)          $(0.01)         $(0.07)         $(0.08)         $(0.15)        $(0.08)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency         1.85             2.63           (5.01)         (15.68)          13.22          10.34
----------------------------------   ----------           ------          ------          ------          ------         ------
Total from investment operations          $1.83            $2.62          $(5.08)        $(15.76)         $13.07         $10.26
----------------------------------   ----------           ------          ------          ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                              $--              $--             $--          $(4.17)         $(1.90)        $(0.75)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net
  realized gain on investments and
  foreign currency transactions              --               --           (0.09)          (0.19)             --             --
----------------------------------   ----------           ------          ------          ------          ------         ------
Total distributions declared to
shareholders                                $--              $--          $(0.09)         $(4.36)         $(1.90)        $(0.75)
----------------------------------   ----------           ------          ------          ------          ------         ------
Net asset value, end of period           $18.69           $16.86          $14.24          $19.41          $39.53         $28.36
----------------------------------   ----------           ------          ------          ------          ------         ------
Total return (%)                          10.85++          18.40(#)       (26.37)         (42.73)          47.73          55.08
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                 1.04+            1.06            1.10            1.02            0.97           1.03
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                       (0.18)+          (0.10)          (0.39)          (0.32)          (0.43)         (0.34)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           38               72             116             104             104            112
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000
Omitted)                               $316,132         $163,758         $26,193         $28,455         $41,292        $24,849
-------------------------------------------------------------------------------------------------------------------------------
(#) The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the year ended August 31, 2003 would have been 18.31%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                  SIX MONTHS                     YEAR ENDED 8/31                     PERIOD
                                                    ENDED         -------------------------------------------        ENDED
CLASS J                                            2/29/04               2003            2002            2001       8/31/00*
                                                 (UNAUDITED)

Net asset value, beginning of period                $15.91              $13.56          $18.69          $38.46         $35.94
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                               $(0.10)             $(0.16)         $(0.24)         $(0.34)        $(0.37)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    1.73                2.51           (4.80)         (15.19)          2.89
------------------------------------------------   -------              ------          ------          ------         ------
Total from investment operations                     $1.63               $2.35          $(5.04)        $(15.53)         $2.52
------------------------------------------------   -------              ------          ------          ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                        $--                 $--             $--          $(4.06)           $--
------------------------------------------------   -------              ------          ------          ------         ------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                          --                  --           (0.09)          (0.18)            --
------------------------------------------------   -------              ------          ------          ------         ------
Total distributions declared to shareholders           $--                 $--          $(0.09)         $(4.24)           $--
------------------------------------------------   -------              ------          ------          ------         ------
Net asset value, end of period                      $17.54              $15.91          $13.56          $18.69         $38.46
------------------------------------------------   -------              ------          ------          ------         ------
Total return (%)(+)                                  10.25++             17.33(#)       (27.13)         (43.31)          7.01++
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                            2.03+               2.06            2.10            2.02           1.97+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (1.17)+             (1.12)          (1.39)          (1.32)         (1.43)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      38                  72             116             104            104
-----------------------------------------------------------------------------------------------------------------------------

Net assets at end of period
(000 Omitted)                                       $5,739              $5,119          $4,744          $6,003         $8,551
-----------------------------------------------------------------------------------------------------------------------------

* For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000. For performance calculation purposes, the Class J inception date was changed from December 31, 1999 to February 10, 2000 to reflect the date of the initial sale of Class J shares. As a result, the total return and the beginning net asset value have been restated.
(#) The fund's total return calculation includes a payment received from a non- recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the year ended August 31, 2003 would have been 17.24%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                                                          SIX MONTHS                   PERIOD
                                                                             ENDED                      ENDED
CLASS R1                                                                    2/29/04                   8/31/03*
                                                                          (UNAUDITED)

Net asset value, beginning of period                                      $16.55                  $13.94
--------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                                     $(0.05)                 $(0.06)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                          1.80                    2.67
------------------------------------------------------------   -----------------                  ------
Total from investment operations                                           $1.75                   $2.61
------------------------------------------------------------   -----------------                  ------
Net asset value, end of period                                            $18.30                  $16.55
------------------------------------------------------------   -----------------                  ------
Total return (%)                                                           10.57++                 18.72++(#)
--------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                  1.56+                   1.60+
--------------------------------------------------------------------------------------------------------
Net investment loss                                                        (0.61)+                 (0.60)+
--------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            38                      72
--------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $1,480                    $221
--------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
(#) The fund's total return calculation includes a payment received from a non- recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the period ended
    August 31, 2003 would have been 18.64%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

                                                                  PERIOD ENDED
                                                                      2/29/04*
CLASS R2                                                           (UNAUDITED)

Net asset value, beginning of period                                   $17.01
-----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                                  $(0.05)
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                       1.32
-----------------------------------------------------------------------------
Total from investment operations                                        $1.27
-----------------------------------------------------------------------------
Net asset value, end of period                                         $18.28
-----------------------------------------------------------------------------
Total return (%)                                                         7.47++
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                               1.77+
-----------------------------------------------------------------------------
Net investment loss                                                     (0.91)+
-----------------------------------------------------------------------------
Portfolio turnover                                                         38
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $5
-----------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                          SIX MONTHS ENDED         YEAR ENDED            PERIOD ENDED
                                                              2/29/04               8/31/03                8/31/02*
CLASS 529A                                                  (UNAUDITED)

Net asset value, beginning of period                           $16.52                $14.03                $13.88
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                          $(0.07)               $(0.10)               $(0.01)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                               1.83                  2.59                  0.16
---------------------------------------------------------   ---------                ------                ------
Total from investment operations                                $1.76                 $2.49                 $0.15
---------------------------------------------------------   ---------                ------                ------
Net asset value, end of period                                 $18.28                $16.52                $14.03
---------------------------------------------------------   ---------                ------                ------
Total return (%)                                                10.65++               17.75(#)               1.08++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                       1.64+                 1.67                  1.70+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                             (0.77)+               (0.69)                (0.74)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 38                    72                   116
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $400                  $225                    $5
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
(#) The fund's total return calculation includes a payment received from a non- recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the period ended August 31, 2003 would have been
    17.66%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                           SIX MONTHS ENDED       YEAR ENDED            PERIOD ENDED
                                                               2/29/04              8/31/03               8/31/02*
CLASS 529B                                                   (UNAUDITED)

Net asset value, beginning of period                           $15.97                $13.65                $13.51
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                          $(0.12)               $(0.19)               $(0.02)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                               1.74                  2.51                  0.16
---------------------------------------------------------   ---------                ------                ------
Total from investment operations                                $1.62                 $2.32                 $0.14
---------------------------------------------------------   ---------                ------                ------
Net asset value, end of period                                 $17.59                $15.97                $13.65
---------------------------------------------------------   ---------                ------                ------
Total return (%)                                                10.14++               17.00(#)               1.04++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                       2.28+                 2.33                  2.35+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.42)+               (1.37)                (1.39)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 38                    72                   116
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $111                   $79                    $5
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
(#) The fund's total return calculation includes a payment received from a non- recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the period ended August 31, 2003 would have been
    16.91%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                          SIX MONTHS ENDED         YEAR ENDED           PERIOD ENDED
                                                              2/29/04               8/31/03               8/31/02*
CLASS 529C                                                  (UNAUDITED)

Net asset value, beginning of period                           $15.99                $13.67                $13.53
-----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                          $(0.12)               $(0.19)               $(0.02)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                               1.74                  2.51                  0.16
---------------------------------------------------------   ---------                ------                ------
Total from investment operations                                $1.62                 $2.32                 $0.14
---------------------------------------------------------   ---------                ------                ------
Net asset value, end of period                                 $17.61                $15.99                $13.67
---------------------------------------------------------   ---------                ------                ------
Total return (%)                                                10.13++               16.97(#)               1.04++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                       2.28+                 2.30                  2.35+
-----------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.40)+               (1.35)                (1.38)+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                 38                    72                   116
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $156                   $58                    $5
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
(#) The fund's total return calculation includes a payment received from a non- recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the total return for the period ended August 31, 2003 would have been
    16.88%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Strategic Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and accrued expenses and other liabilities is $3,964 of Deferred Trustees' Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended February 29, 2004, the fund's custodian fees were reduced by $4,623 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For six months ended February 29, 2004, the fund's miscellaneous expenses were reduced by $34,136 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended August 31, 2003 and August 31, 2002 was as follows:

                                                    8/31/03            8/31/02

Distributions declared from long-term capital gain      $--        $10,100,957
--------------------------------------------------------------------------------

As of August 31, 2003, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward                                     $(1,127,598,053)
------------------------------------------------------------------------------
Unrealized depreciation                                           (37,942,452)
------------------------------------------------------------------------------
Post-October capital loss deferral                               (128,838,894)
------------------------------------------------------------------------------
Other temporary differences                                       (10,070,407)
------------------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010, ($827,855,260) and August 31, 2011 ($299,742,793).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the fund's management fee to 0.65% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net decrease of $6,902 as a result of the change in the fund's pension liability for current Trustees and a pension expense of $1,129 for retired trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $49,939 and $913 for the six months ended February 29, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class J, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C       CLASS J      CLASS R1      CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%         0.75%         0.25%         0.25%
--------------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%         0.25%         0.25%         0.25%
--------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%         1.00%         0.50%         0.50%
--------------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
--------------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
--------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
--------------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended February
29, 2004, amounted to:

                                         CLASS A         CLASS B         CLASS C       CLASS J      CLASS R1      CLASS R2
Service Fee Retained by MFD             $130,852          $4,145          $3,335           $--           $--           $--
--------------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C
Service Fee Retained by MFD                 $164              $6             $25
--------------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such date as the Trustees of the trust may determine.

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                                         CLASS A         CLASS B         CLASS C       CLASS J      CLASS R1      CLASS R2
Total Distribution Plan                    0.35%           1.00%           1.00%         1.00%         0.50%         0.50%
--------------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C
Total Distribution Plan                    0.35%           1.00%           1.00%
--------------------------------------------------------------------------------------------------------------------------

Class J shares are available for distribution through Monex, Inc. ("Monex") and Citicorp Securities (Japan) Ltd. ("Citicorp") and their network of financial intermediaries. Monex also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Monex and Citicorp all of the service fee and a portion of the distribution fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex and Citicorp 0.575% per annum of average daily net assets attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to Monex to cover its service as the fund's Agent Securities Company. MFD retains the remaining 0.125%.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:

                             CLASS A  CLASS B  CLASS C  CLASS 529B  CLASS 529C
Contingent Deferred Sales
Charges Imposed               $6,866 $519,925   $1,539         $--         $--
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $880,030 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $311,591 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $662,237,214 and $596,113,434, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,697,152,506
------------------------------------------------------------------------------
Gross unrealized appreciation                                    $177,263,825
------------------------------------------------------------------------------
Gross unrealized depreciation                                     (93,412,178)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $83,851,647
------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              Six months ended                        Year ended
                                                  2/29/04                              8/31/03
                                          SHARES            AMOUNT             SHARES             AMOUNT

CLASS A SHARES

Shares sold                              5,157,265         90,202,427        42,067,436        $608,306,358
--------------------------------------------------------------------------------------------------------------
Shares reacquired                       (4,963,073)       (87,048,247)      (53,503,806)       (772,007,915)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    194,192         $3,154,180       (11,436,370)      $(163,701,557)
--------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                              1,663,578        $27,899,747         4,961,087         $69,388,591
--------------------------------------------------------------------------------------------------------------
Shares reacquired                       (3,478,617)       (58,471,048)       (9,331,086)       (128,196,184)
--------------------------------------------------------------------------------------------------------------
Net decrease                            (1,815,039)      $(30,571,301)       (4,369,999)       $(58,807,593)
--------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                635,199        $10,635,738         1,052,437         $14,991,019
--------------------------------------------------------------------------------------------------------------
Shares reacquired                       (1,207,023)       (20,408,287)       (3,132,660)        (43,273,762)
--------------------------------------------------------------------------------------------------------------
Net decrease                              (571,824)       $(9,772,549)       (2,080,223)       $(28,282,743)
--------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                              7,368,804       $130,910,010         8,744,706        $131,236,225
--------------------------------------------------------------------------------------------------------------
Shares reacquired                         (163,175)        (2,889,618)         (871,976)        (12,561,146)
--------------------------------------------------------------------------------------------------------------
Net increase                             7,205,629       $128,020,392         7,872,730        $118,675,079
--------------------------------------------------------------------------------------------------------------

CLASS J SHARES

Shares sold                                 67,585         $1,104,620            17,800            $257,229
--------------------------------------------------------------------------------------------------------------
Shares reacquired                          (62,254)        (1,082,370)          (45,778)           (640,054)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      5,331            $22,250           (27,978)          $(382,825)
--------------------------------------------------------------------------------------------------------------

                                               Six months ended                       Period ended
                                                   2/29/04                              8/31/03*
                                            SHARES            AMOUNT             SHARES             AMOUNT

CLASS R1 SHARES

Shares sold                                 67,630         $1,225,908            14,585            $224,566
--------------------------------------------------------------------------------------------------------------
Shares reacquired                             (116)            (2,230)           (1,218)            (17,232)
--------------------------------------------------------------------------------------------------------------
Net increase                                67,514         $1,223,678            13,367            $207,334
--------------------------------------------------------------------------------------------------------------

                                                 Period ended
                                                  2/29/04**
                                            SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                 295.50             $5,020
------------------------------------------------------------------------

                                                Six months ended                        Year ended
                                                    2/29/04                              8/31/03
                                             SHARES            AMOUNT             SHARES             AMOUNT

CLASS 529A SHARES

Shares sold                                  9,499            165,334            13,890            $204,517
--------------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,251)           (21,733)             (620)            (10,129)
--------------------------------------------------------------------------------------------------------------
Net increase                                 8,248           $143,601            13,270            $194,388
--------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                  1,411            $23,527             4,683             $64,857
--------------------------------------------------------------------------------------------------------------
Shares reacquired                              (24)              (410)             (122)             (1,880)
--------------------------------------------------------------------------------------------------------------
Net increase                                 1,387            $23,117             4,561             $62,977
--------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                  5,285            $86,224             3,281             $45,803
--------------------------------------------------------------------------------------------------------------
Shares reacquired                             (101)            (1,674)              (17)               (232)
--------------------------------------------------------------------------------------------------------------
Net increase                                 5,184            $84,550             3,264             $45,571
--------------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004, was $5,423. The fund had no borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

-----------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)                                    Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
J. ATWOOD IVES (born 05/01/36)                           investment trust), Director
Co-Chair
Private investor; KeySpan Corporation (energy            J. DALE SHERRATT (born 09/23/38)
related services), Director; Eastern Enterprises         Trustee
(diversified services company), Chairman, Trustee        Insight Resources, Inc. (acquisition planning
and Chief Executive Officer (until November 2000)        specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WARD SMITH (born 09/13/30)                               General Partner (since 1993); Cambridge
Co-Chair                                                 Nutraceuticals (professional nutritional
Private investor                                         products), Chief Executive Officer (until May
                                                         2001)
LAWRENCE H. COHN, M.D. (born 03/11/37)
Trustee                                                  ELAINE R. SMITH (born 04/25/46)
Brigham and Women's Hospital, Chief of Cardiac           Trustee
Surgery; Harvard Medical School, Professor of            Independent health care industry consultant
Surgery

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Mr. Gutow has served as a Trustee of the Trust since
August 1, 2001. Messrs. Cohn, Sherratt and Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002, until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until
February 6, 2004. Ms. O'Neill retired on December 31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs. Manning and Pozen have served as Trustees of the Trust since
February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
---------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       PORTFOLIO MANAGER
Massachusetts Financial Services Company                 S. Irfan Ali
500 Boylston Street, Boston, MA
02116-3741                                               CUSTODIAN
                                                         State Street Bank and Trust Company
DISTRIBUTOR                                              225 Franklin Street, Boston, MA 02110
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             AGF-SEM-4/04 210M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) RESEARCH GROWTH AND
INCOME FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) RESEARCH GROWTH AND INCOME FUND

The fund seeks to provide long-term growth of capital, current income, and growth of income.

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
-------------------------------------------------------------------------------

TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              21
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     32
----------------------------------------------------
TRUSTEES AND OFFICERS                             43
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       45
----------------------------------------------------
CONTACT INFORMATION                               46
----------------------------------------------------
ASSET ALLOCATION                                  47

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended February 29, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation - excluding volatile food and energy prices - remained very low relative to historical averages.

-----------------------------------------------
TOP 5 SECTOR WEIGHTINGS
AS OF 2/29/04

FINANCIAL SERVICES                        20.9%
-----------------------------------------------
TECHNOLOGY                                15.7%
-----------------------------------------------
HEALTH CARE                               12.7%
-----------------------------------------------
CONSUMER STAPLES                           8.0%
-----------------------------------------------
UTILITIES & COMMUNICATIONS                 7.8%
-----------------------------------------------
The portfolio is actively managed, and current
holdings may be different.
-----------------------------------------------

DETRACTORS FROM PERFORMANCE

Stock selection in the health care and technology sectors plus the fund's cash position took away from the fund's relative performance for the period ended February 29, 2004. In health care, our position in large pharmaceutical company Wyeth significantly underperformed the broad market. We believe that Wyeth's stock price declined because of ongoing litigation over the company's diet drug, and disappointing results from some of the firm's new products. In contrast, we did not own Pfizer stock, which outperformed the broad market. Pfizer's stock rebounded from depressed levels during the period because of the company's future new product flow.

Other health care stocks that detracted from performance were Tenet Healthcare and Cyberonics. Tenet continued to struggle with setbacks stemming from its Medicare billing practices that surfaced in 2003, leading its stock price to decline significantly during the period. Neurostimulator manufacturer Cyberonics, also in the health care sector, experienced delays in potential new product approval by the U.S. Food and Drug Administration. In our opinion, the company was distracted by the delays and, as a consequence, its core business deteriorated.

Throughout the period, the fund maintained a small allocation to short-term cash equivalent securities, which are used to purchase new securities and to provide liquidity. When the stock market rose, that cash position detracted from fund performance relative to the fund's benchmark, the Standard & Poor's 500 Stock Index, which holds no cash position.

The fund's two biggest disappointments in the technology sector were electronic software distributor Digital River and digital wireless communications maker QUALCOMM. We owned Digital River because we viewed the company as a leader in software distribution. In our opinion, the stock's performance was hurt by the company's disappointing earnings guidance issued for first quarter 2004. That announcement was somewhat surprising because it followed strong third- and fourth-quarter earnings gains in 2003. We did not own QUALCOMM and thus missed the company's strong performance that we attributed to the opportunities presented by the company's third generation (3G) wireless products.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector and in utilities and communications made solid contributions to relative fund returns. In our experience, financial stocks have historically tended to do well in an economic recovery; performance from the group throughout the reporting period was no exception. The standout among the fund's financial holdings was FleetBoston. Fleet's stock price rose sharply when Bank of America announced its $47 billion takeover bid for Fleet. The fund also received solid performance from insurer Ace Limited. The company saw its stock price rebound in the latter half of 2003 from depressed valuations earlier in the year. Later in 2003, the firm had several quarters when income from insurance premiums rose and its claims costs declined. The resulting revenue increases gave an added lift to the value of the company's stock.

Wireless companies within the utilities and communications group generated strong returns during the period. A number of our wireless holdings were among the fund's top contributors, including Sprint Corporation PCS, Andrew Corporation, and AT&T Wireless. We believe results from the group were fuelled by a number of factors, including increased capital spending on the part of telecommunications companies and the possibility for industry consolidation. In our opinion, the wireless industry was generally so strong that even that group's suppliers, such as semiconductor manufacturer PMC Sierra and QUALCOMM, did well. Both PMC Sierra and AT&T Wireless outperformed the broad market and were sold when they reached our price targets. As noted earlier, the fund did not own QUALCOMM.

Other stocks that contributed to relative performance included Altria (formerly Philip Morris) and CTI Molecular Imaging. In our view, Altria continued to benefit from decreased investor concerns about litigation against the company. CTI, which manufactures PET (positron emission tomography) scanners, rebounded from lows encountered in the third quarter of 2003.

The fund's underweighting in Wal-Mart helped relative returns when the company underperformed the broad market. The fund sold its Wal-Mart holdings because of disappointing results. We avoided the poor performance from Merck stock, which we believe was adversely affected by potential patent challenges, competition from generic drug companies, and a weak pipeline of drugs in development.

    Respectfully,

/s/ David Antonelli

    David Antonelli
    Director of Global Equity Research

The committee of MFS Global Equity Research Analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.

-------------------------------------------------------------------------------

------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                     Class
      Share        inception
      class          date        6-mo     1-yr      3-yr      5-yr     Life*
------------------------------------------------------------------------------
        A          1/2/1996       --      40.23%    -0.96%     0.47%     9.08%
------------------------------------------------------------------------------
        B          1/2/1997       --      39.40%    -1.59%    -0.19%     8.37%
------------------------------------------------------------------------------
        C          1/2/1997       --      39.23%    -1.62%    -0.22%     8.34%
------------------------------------------------------------------------------
        I          1/2/1997       --      40.73%    -0.62%     0.80%     9.40%
------------------------------------------------------------------------------
       R1         12/31/2002      --      39.96%    -1.02%     0.43%     9.05%
------------------------------------------------------------------------------
       R2         10/31/2003      --      40.07%    -1.00%     0.45%     9.06%
------------------------------------------------------------------------------

  Comparative benchmarks

--------------------
  Average annual
--------------------

------------------------------------------------------------------------------
  Average large-cap core fund+   12.49%   34.46%    -3.53%    -1.35%     7.45%
------------------------------------------------------------------------------
  Standard & Poor's 500
  Stock Index#                   14.59%   38.50%    -1.04%    -0.12%     9.61%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

-----------------
 Average annual
with sales charge
-----------------

      Share
      class                      6-mo     1-yr      3-yr      5-yr     Life*
------------------------------------------------------------------------------
        A                         --      32.17%    -2.89%    -0.71%     8.29%
------------------------------------------------------------------------------
        B                         --      35.40%    -2.57%    -0.56%     8.37%
------------------------------------------------------------------------------
        C                         --      38.23%    -1.62%    -0.22%     8.34%
------------------------------------------------------------------------------
I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumlative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                       14.03%    40.23%    -2.85%     2.36%   103.14%
------------------------------------------------------------------------------
        B                       13.65%    39.40%    -4.70%    -0.97%    92.69%
------------------------------------------------------------------------------
        C                       13.63%    39.23%    -4.77%    -1.10%    92.25%
------------------------------------------------------------------------------
        I                       14.21%    40.73%    -1.86%     4.05%   108.04%
------------------------------------------------------------------------------
       R1                       13.90%    39.96%    -3.03%     2.17%   102.76%
------------------------------------------------------------------------------
       R2                       13.90%    40.07%    -2.96%     2.25%   102.91%
------------------------------------------------------------------------------
  Periods less than one year are actual, not annualized.

  * For the period from the commencement of the fund's investment operations, January 2, 1996, through February 29, 2004. Index information is from January 1, 1996.
  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
  # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

STANDARD & POOR'S 500 STOCK INDEX - a commonly used measure of the broad U.S. stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance would be less favorable. Please see the prospectus and financial statements for details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
--------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 101.9%
--------------------------------------------------------------------------------------------
ISSUER                                                               SHARES          $ VALUE
--------------------------------------------------------------------------------------------
U.S. Stocks - 94.8%
--------------------------------------------------------------------------------------------
Aerospace - 1.8%
--------------------------------------------------------------------------------------------
Alliant Techsystems, Inc.*                                            5,120         $292,352
--------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                30,940        1,431,903
--------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                               13,110        1,325,552
--------------------------------------------------------------------------------------------
                                                                                  $3,049,807
--------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.6%
--------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                            18,830       $1,002,133
--------------------------------------------------------------------------------------------

Apparel Manufacturers - 0.3%
--------------------------------------------------------------------------------------------
Reebok International Ltd.                                            13,900         $553,359
--------------------------------------------------------------------------------------------

Automotive - 0.5%
--------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                10,100         $536,512
--------------------------------------------------------------------------------------------
TRW Automotive Holdings Corp.^*                                      12,200          305,000
--------------------------------------------------------------------------------------------
                                                                                    $841,512
--------------------------------------------------------------------------------------------
Banks & Credit Companies - 12.2%
--------------------------------------------------------------------------------------------
American Express Co.                                                 21,000       $1,121,820
--------------------------------------------------------------------------------------------
Bank of America Corp.                                                29,430        2,410,905
--------------------------------------------------------------------------------------------
Bank One Corp.                                                       39,600        2,137,608
--------------------------------------------------------------------------------------------
Banknorth Group, Inc.                                                19,130          637,603
--------------------------------------------------------------------------------------------
Citigroup, Inc.                                                     108,908        5,473,716
--------------------------------------------------------------------------------------------
First Tennessee National Corp.                                       19,500          901,680
--------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                          59,524        2,680,366
--------------------------------------------------------------------------------------------
Freddie Mac                                                          20,070        1,242,734
--------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                              18,400          754,768
--------------------------------------------------------------------------------------------
MBNA Corp.                                                            5,690          155,508
--------------------------------------------------------------------------------------------
Mellon Financial Corp.                                               30,570          989,857
--------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                 27,330        1,976,232
--------------------------------------------------------------------------------------------
                                                                                 $20,482,797
--------------------------------------------------------------------------------------------
Biotechnology - 1.9%
--------------------------------------------------------------------------------------------
Genzyme Corp.*                                                       38,100       $1,934,718
--------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                               13,700          742,677
--------------------------------------------------------------------------------------------
MedImmune, Inc.                                                      21,500          552,335
--------------------------------------------------------------------------------------------
                                                                                  $3,229,730
--------------------------------------------------------------------------------------------

Broadcast & Cable TV - 2.0%
--------------------------------------------------------------------------------------------
Comcast Holdings Corp., "A"*                                         38,700       $1,162,548
--------------------------------------------------------------------------------------------
Cumulus Media, Inc.*                                                 12,700          252,730
--------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                  49,690        1,794,803
--------------------------------------------------------------------------------------------
LodgeNet Entertainment Corp.*                                        10,000          190,000
--------------------------------------------------------------------------------------------
                                                                                  $3,400,081
--------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 3.8%
--------------------------------------------------------------------------------------------
E*TRADE Financial Corp.*                                             46,700         $668,277
--------------------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.                               33,600          894,432
--------------------------------------------------------------------------------------------
Janus Capital Group, Inc.                                            45,300          775,536
--------------------------------------------------------------------------------------------
Legg Mason, Inc.                                                     14,500        1,367,930
--------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                       10,500          910,455
--------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                            29,510        1,806,307
--------------------------------------------------------------------------------------------
                                                                                  $6,422,937
--------------------------------------------------------------------------------------------
Business Services - 1.0%
--------------------------------------------------------------------------------------------
Affiliated Computer Services, Inc.*                                   9,900         $477,774
--------------------------------------------------------------------------------------------
DST Systems, Inc.*                                                    6,960          311,530
--------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                        15,800          610,038
--------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                   4,700          239,512
--------------------------------------------------------------------------------------------
                                                                                  $1,638,854
--------------------------------------------------------------------------------------------
Chemicals - 1.8%
--------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                        7,880         $380,131
--------------------------------------------------------------------------------------------
Dow Chemical Co.                                                     10,530          457,739
--------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                                98,340        1,751,436
--------------------------------------------------------------------------------------------
Monsanto Co.                                                         11,500          379,960
--------------------------------------------------------------------------------------------
                                                                                  $2,969,266
--------------------------------------------------------------------------------------------
Computer Software - 4.4%
--------------------------------------------------------------------------------------------
Akamai Technologies, Inc.^*                                          36,200         $543,000
--------------------------------------------------------------------------------------------
Manhattan Associates, Inc.^*                                         28,900          828,274
--------------------------------------------------------------------------------------------
Microsoft Corp.                                                     166,990        4,425,235
--------------------------------------------------------------------------------------------
Network Associates, Inc.                                             92,480        1,622,099
--------------------------------------------------------------------------------------------
                                                                                  $7,418,608
--------------------------------------------------------------------------------------------

Computer Software - Systems - 3.1%
--------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                  95,000       $2,157,450
--------------------------------------------------------------------------------------------
International Business Machines Corp.                                31,360        3,026,240
--------------------------------------------------------------------------------------------
                                                                                  $5,183,690
--------------------------------------------------------------------------------------------
Construction - 0.4%
--------------------------------------------------------------------------------------------
Eagle Materials, Inc.^*                                              10,100         $589,335
--------------------------------------------------------------------------------------------

Consumer Goods & Services - 3.5%
--------------------------------------------------------------------------------------------
Career Education Corp.*                                              12,820         $640,872
--------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                35,000        1,940,750
--------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.*                                            9,200          553,380
--------------------------------------------------------------------------------------------
Playtex Products, Inc.^*                                            214,200        1,353,744
--------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                 12,970        1,329,554
--------------------------------------------------------------------------------------------
                                                                                  $5,818,300
--------------------------------------------------------------------------------------------
Containers - 0.7%
--------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                       64,360       $1,194,522
--------------------------------------------------------------------------------------------

Electrical Equipment - 4.5%
--------------------------------------------------------------------------------------------
American Standard Cos., Inc.*                                           890          $96,974
--------------------------------------------------------------------------------------------
Black & Decker Corp.                                                  8,400          432,936
--------------------------------------------------------------------------------------------
General Electric Co.                                                170,710        5,551,489
--------------------------------------------------------------------------------------------
Tyco International Ltd.                                              49,270        1,407,644
--------------------------------------------------------------------------------------------
                                                                                  $7,489,043
--------------------------------------------------------------------------------------------
Electronics - 4.1%
--------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                  6,400         $395,840
--------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                 72,680        3,626,732
--------------------------------------------------------------------------------------------
Cymer, Inc.*                                                         19,000          732,260
--------------------------------------------------------------------------------------------
Intel Corp.                                                          53,000        1,549,190
--------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                              11,690          375,833
--------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc.^                                        10,300          231,853
--------------------------------------------------------------------------------------------
                                                                                  $6,911,708
--------------------------------------------------------------------------------------------
Energy - Independent - 0.7%
--------------------------------------------------------------------------------------------
Unocal Corp.                                                         32,400       $1,231,200
--------------------------------------------------------------------------------------------

Energy - Integrated - 2.2%
--------------------------------------------------------------------------------------------
Amerada Hess Corp.                                                   15,500         $997,425
--------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                    64,772        2,731,435
--------------------------------------------------------------------------------------------
                                                                                  $3,728,860
--------------------------------------------------------------------------------------------

Entertainment - 1.2%
--------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                   32,800       $1,411,712
--------------------------------------------------------------------------------------------
Fox Entertainment Group, Inc.*                                       23,000          667,460
--------------------------------------------------------------------------------------------
                                                                                  $2,079,172
--------------------------------------------------------------------------------------------
Food & Drug Stores - 1.2%
--------------------------------------------------------------------------------------------
CVS Corp.                                                            26,600         $997,500
--------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                     189,000        1,054,620
--------------------------------------------------------------------------------------------
                                                                                  $2,052,120
--------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 2.4%
--------------------------------------------------------------------------------------------
Archer Daniels Midland Co.                                           17,800         $306,160
--------------------------------------------------------------------------------------------
General Mills, Inc.                                                   9,000          413,820
--------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                        63,939        3,318,434
--------------------------------------------------------------------------------------------
                                                                                  $4,038,414
--------------------------------------------------------------------------------------------
Furniture & Appliances - 0.2%
--------------------------------------------------------------------------------------------
Furniture Brands International, Inc.                                 12,400         $407,340
--------------------------------------------------------------------------------------------

Gaming & Lodging - 0.3%
--------------------------------------------------------------------------------------------
Carnival Corp.                                                       11,000         $488,070
--------------------------------------------------------------------------------------------

General Merchandise - 3.6%
--------------------------------------------------------------------------------------------
Kohl's Corp.*                                                        80,900       $4,166,350
--------------------------------------------------------------------------------------------
Target Corp.                                                         41,330        1,816,867
--------------------------------------------------------------------------------------------
                                                                                  $5,983,217
--------------------------------------------------------------------------------------------
Insurance - 3.7%
--------------------------------------------------------------------------------------------
American International Group, Inc.                                   50,000       $3,700,000
--------------------------------------------------------------------------------------------
Chubb Corp.                                                           7,300          518,154
--------------------------------------------------------------------------------------------
MetLife, Inc.                                                        34,010        1,195,451
--------------------------------------------------------------------------------------------
UNUMProvident                                                        50,500          748,410
--------------------------------------------------------------------------------------------
                                                                                  $6,162,015
--------------------------------------------------------------------------------------------
Internet - 0.7%
--------------------------------------------------------------------------------------------
Digital River, Inc.^*                                                36,900         $807,741
--------------------------------------------------------------------------------------------
eBay, Inc.*                                                           5,100          351,186
--------------------------------------------------------------------------------------------
                                                                                  $1,158,927
--------------------------------------------------------------------------------------------
Leisure & Toys - 0.5%
--------------------------------------------------------------------------------------------
Hasbro, Inc.                                                         14,000         $306,180
--------------------------------------------------------------------------------------------
WMS Industries, Inc.^*                                               22,700          603,139
--------------------------------------------------------------------------------------------
                                                                                    $909,319
--------------------------------------------------------------------------------------------

Machinery & Tools - 0.5%
--------------------------------------------------------------------------------------------
Cummins, Inc.                                                         4,900         $242,060
--------------------------------------------------------------------------------------------
Deere & Co.                                                           4,520          290,320
--------------------------------------------------------------------------------------------
Eaton Corp.                                                           3,800          222,452
--------------------------------------------------------------------------------------------
                                                                                    $754,832
--------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 1.5%
--------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                         2,900          $90,654
--------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                                 8,500          554,455
--------------------------------------------------------------------------------------------
Lincare Holdings, Inc.*                                               3,600          116,424
--------------------------------------------------------------------------------------------
Odyssey HealthCare, Inc.*                                            10,300          223,510
--------------------------------------------------------------------------------------------
Tenet Healthcare Corp.*                                             123,300        1,482,066
--------------------------------------------------------------------------------------------
                                                                                  $2,467,109
--------------------------------------------------------------------------------------------
Medical Equipment - 2.2%
--------------------------------------------------------------------------------------------
Aspect Medical Systems, Inc.^*                                       51,500         $896,100
--------------------------------------------------------------------------------------------
CTI Molecular Imaging, Inc.*                                        100,000        1,700,000
--------------------------------------------------------------------------------------------
Cyberonics, Inc.^*                                                   48,100        1,174,602
--------------------------------------------------------------------------------------------
                                                                                  $3,770,702
--------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.4%
--------------------------------------------------------------------------------------------
Southern Union Co.^                                                  34,600         $671,932
--------------------------------------------------------------------------------------------

Oil Services - 0.7%
--------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                                 2,200          $97,284
--------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                  20,372          600,974
--------------------------------------------------------------------------------------------
Smith International, Inc.*                                            9,960          504,673
--------------------------------------------------------------------------------------------
                                                                                  $1,202,931
--------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 1.0%
--------------------------------------------------------------------------------------------
Dell, Inc.*                                                          44,420       $1,450,313
--------------------------------------------------------------------------------------------
Solectron Corp.                                                      29,200          186,588
--------------------------------------------------------------------------------------------
                                                                                  $1,636,901
--------------------------------------------------------------------------------------------
Pharmaceuticals - 7.3%
--------------------------------------------------------------------------------------------
Abbott Laboratories                                                  33,700       $1,442,360
--------------------------------------------------------------------------------------------
Johnson & Johnson                                                   115,800        6,242,778
--------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                87,700        1,575,092
--------------------------------------------------------------------------------------------
Wyeth                                                                78,300        3,092,850
--------------------------------------------------------------------------------------------
                                                                                 $12,353,080
--------------------------------------------------------------------------------------------

Pollution Control - 0.2%
--------------------------------------------------------------------------------------------
Waste Management, Inc.                                               10,930         $311,505
--------------------------------------------------------------------------------------------

Printing & Publishing - 0.6%
--------------------------------------------------------------------------------------------
Lamar Advertising Co.*                                                4,880         $193,736
--------------------------------------------------------------------------------------------
New York Times Co.                                                   18,620          849,817
--------------------------------------------------------------------------------------------
                                                                                  $1,043,553
--------------------------------------------------------------------------------------------
Railroads - 0.4%
--------------------------------------------------------------------------------------------
Union Pacific Corp.                                                  10,540         $670,766
--------------------------------------------------------------------------------------------

Real Estate - 0.4%
--------------------------------------------------------------------------------------------
American Financial Realty Trust                                      20,500         $374,125
--------------------------------------------------------------------------------------------
Boston Properties, Inc.                                               6,400          327,872
--------------------------------------------------------------------------------------------
                                                                                    $701,997
--------------------------------------------------------------------------------------------
Restaurants - 0.5%
--------------------------------------------------------------------------------------------
McDonald's Corp.                                                     23,300         $659,390
--------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                              4,140          200,335
--------------------------------------------------------------------------------------------
                                                                                    $859,725
--------------------------------------------------------------------------------------------
Specialty Chemicals - 0.7%
--------------------------------------------------------------------------------------------
Delta & Pine Land Co.^                                                6,800         $173,400
--------------------------------------------------------------------------------------------
Georgia Gulf Corp.                                                   36,700          998,607
--------------------------------------------------------------------------------------------
                                                                                  $1,172,007
--------------------------------------------------------------------------------------------
Specialty Stores - 2.7%
--------------------------------------------------------------------------------------------
Circuit City Stores, Inc.                                            82,600         $923,468
--------------------------------------------------------------------------------------------
Home Depot, Inc.                                                     47,820        1,736,344
--------------------------------------------------------------------------------------------
Hot Topic, Inc.*                                                     31,960          927,799
--------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                       38,400          904,320
--------------------------------------------------------------------------------------------
                                                                                  $4,491,931
--------------------------------------------------------------------------------------------
Telecommunications - Wireless - 2.2%
--------------------------------------------------------------------------------------------
Andrew Corp.*                                                        76,400       $1,361,448
--------------------------------------------------------------------------------------------
SpectraSite, Inc.*                                                   24,960          913,536
--------------------------------------------------------------------------------------------
Sprint Corp.*                                                       159,200        1,432,800
--------------------------------------------------------------------------------------------
                                                                                  $3,707,784
--------------------------------------------------------------------------------------------

Telecommunications - Wireline - 1.9%
--------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                         22,500         $732,600
--------------------------------------------------------------------------------------------
At Road, Inc.^*                                                      20,600          246,170
--------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                 86,260        1,992,606
--------------------------------------------------------------------------------------------
Harmonic, Inc.^*                                                     22,900          280,296
--------------------------------------------------------------------------------------------
                                                                                  $3,251,672
--------------------------------------------------------------------------------------------
Telephone Services - 2.2%
--------------------------------------------------------------------------------------------
IDT Corp.^*                                                          35,200         $730,400
--------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)                                             29,100          515,943
--------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                         65,240        2,500,649
--------------------------------------------------------------------------------------------
                                                                                  $3,746,992
--------------------------------------------------------------------------------------------
Tobacco - 2.4%
--------------------------------------------------------------------------------------------
Altria Group, Inc.                                                   61,960       $3,565,798
--------------------------------------------------------------------------------------------
Loews Corp.                                                          17,600          500,368
--------------------------------------------------------------------------------------------
                                                                                  $4,066,166
--------------------------------------------------------------------------------------------
Trucking - 1.2%
--------------------------------------------------------------------------------------------
United Parcel Service, Inc.                                          17,210       $1,215,542
--------------------------------------------------------------------------------------------
Werner Enterprises, Inc.                                             38,250          729,428
--------------------------------------------------------------------------------------------
                                                                                  $1,944,970
--------------------------------------------------------------------------------------------
Utilities - Electric - 2.5%
--------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                             13,990         $878,992
--------------------------------------------------------------------------------------------
PG&E Corp.*                                                          41,600        1,171,872
--------------------------------------------------------------------------------------------
PPL Corp.                                                            23,900        1,112,067
--------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                21,930        1,033,780
--------------------------------------------------------------------------------------------
                                                                                  $4,196,711
--------------------------------------------------------------------------------------------
Total U.S. Stocks                                                               $159,457,602
--------------------------------------------------------------------------------------------

Foreign Stocks - 7.1%
--------------------------------------------------------------------------------------------
Bermuda - 2.0%
--------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*                             30,540         $705,474
--------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                 45,350        2,038,936
--------------------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd. (Machinery & Tools)                           6,000          398,880
--------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                          6,800          309,604
--------------------------------------------------------------------------------------------
                                                                                  $3,452,894
--------------------------------------------------------------------------------------------

Canada - 2.1%
--------------------------------------------------------------------------------------------
ATI Technologies, Inc. (Personal Computers &
Peripherals)^*                                                       53,700         $836,109
--------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                  42,440        1,831,614
--------------------------------------------------------------------------------------------
Hydrogenics Corp. (Automotive)^*                                     30,600          197,064
--------------------------------------------------------------------------------------------
Magna International, Inc. (Automotive)                                7,500          595,500
--------------------------------------------------------------------------------------------
                                                                                  $3,460,287
--------------------------------------------------------------------------------------------
Cayman Islands - 0.3%
--------------------------------------------------------------------------------------------
Transocean, Inc. (Oil Services)*                                     19,100         $563,068
--------------------------------------------------------------------------------------------

Hong Kong - 0.1%
--------------------------------------------------------------------------------------------
Radica Games Ltd. (Gaming & Lodging)^                                13,100         $116,328
--------------------------------------------------------------------------------------------

Singapore - 0.2%
--------------------------------------------------------------------------------------------
Flextronics International Ltd. (Personal Computers &
Peripherals)*                                                        14,630         $264,803
--------------------------------------------------------------------------------------------

United Kingdom - 2.4%
--------------------------------------------------------------------------------------------
BHP Billiton PLC (Metals & Mining)                                  125,000       $1,147,964
--------------------------------------------------------------------------------------------
BP PLC (Energy - Integrated)                                        236,800        1,905,066
--------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)                   41,613        1,039,076
--------------------------------------------------------------------------------------------
                                                                                  $4,092,106
--------------------------------------------------------------------------------------------
Total Foreign Stocks                                                             $11,949,486
--------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $148,224,716)                                    $171,407,088
--------------------------------------------------------------------------------------------

Short-Term Obligations - 0.9%
--------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)             $ VALUE
--------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/01/04,
at Amortized Cost                                                    $1,528       $1,528,000
--------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 5.2%
--------------------------------------------------------------------------------------------
ISSUER                                                               SHARES          $ VALUE
--------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                                8,721,031       $8,721,031
--------------------------------------------------------------------------------------------

Repurchase Agreements - 3.1%
--------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)             $ VALUE
--------------------------------------------------------------------------------------------
Merrill Lynch, dated 2/27/04, due 3/01/04, total to be
received $5,207,447 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account), at Cost                                                    $5,207       $5,207,000
--------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $163,680,747)                               $186,863,119
--------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (11.1)%                                         (18,656,490)
--------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $168,206,629
--------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
--------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS
Investments, at value, including $8,502,557 of securities
on loan (identified cost, $163,680,747)                         $186,863,119
--------------------------------------------------------------------------------------------------
Cash                                                                     391
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                    1,722,662
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      122,947
--------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    214,730
--------------------------------------------------------------------------------------------------
Other assets                                                           2,037
--------------------------------------------------------------------------------------------------
Total assets                                                                          $188,925,886
--------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                 $2,281,163
--------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 9,609,867
--------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                         8,721,031
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                       9,407
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                          2,120
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                        10,496
--------------------------------------------------------------------------------------------------
  Administrative fee                                                     253
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                84,920
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      $20,719,257
--------------------------------------------------------------------------------------------------
Net assets                                                                            $168,206,629
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
Paid-in capital                                                 $160,873,905
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                      23,182,003
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (15,618,608)
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                     (230,671)
--------------------------------------------------------------------------------------------------
Total                                                                                 $168,206,629
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               10,802,027
--------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares
  Net assets                                                     $70,909,984
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               4,451,893
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                 $15.93
--------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$15.93)                                               $16.90
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $77,259,149
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               5,044,655
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                              $15.32
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $17,433,334
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               1,142,309
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                              $15.26
--------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                        $486,812
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                  29,973
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                 $16.24
--------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $2,111,875
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 132,852
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                 $15.90
--------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                          $5,475
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                  344.54
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                 $15.89
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses.
It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                        $1,218,628
--------------------------------------------------------------------------------------------------
  Interest                                                             37,120
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                               (5,348)
--------------------------------------------------------------------------------------------------
Total investment income                                                                 $1,250,400
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                     $524,140
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                                9,884
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         156,428
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              113,296
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              395,643
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               82,003
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                               1,386
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                   8
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                     4
--------------------------------------------------------------------------------------------------
  Administrative fee                                                    5,006
--------------------------------------------------------------------------------------------------
  Custodian fee                                                        20,528
--------------------------------------------------------------------------------------------------
  Printing                                                             25,438
--------------------------------------------------------------------------------------------------
  Postage                                                              10,033
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        13,868
--------------------------------------------------------------------------------------------------
  Legal fees                                                               54
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                        61,359
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $1,419,078
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (1,324)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $1,417,754
--------------------------------------------------------------------------------------------------
Net investment loss                                                                      $(167,354)
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                         $12,518,498
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        (1,097)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $12,517,401
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
--------------------------------------------------------------------------------------------------
  Investments                                                      $8,741,172
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies            (389)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                             $8,740,783
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                               $21,258,184
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $21,090,830
--------------------------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                             SIX MONTHS ENDED           YEAR ENDED
                                                                  2/29/04                 8/31/03
                                                                (UNAUDITED)

INCREASE IN NET ASSETS

OPERATIONS

Net investment loss                                            $(167,354)               $(157,917)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                         12,517,401               (6,593,906)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                    8,740,783               20,395,735
----------------------------------------------------------   -----------             ------------
Increase in net assets from operations                       $21,090,830              $13,643,912
----------------------------------------------------------   -----------             ------------
Net increase (decrease) in net assets from fund share
transactions                                                  $2,664,128             $(10,654,181)
----------------------------------------------------------   -----------             ------------
Total increase in net assets                                 $23,754,958               $2,989,731
----------------------------------------------------------   -----------             ------------

NET ASSETS

At beginning of period                                      $144,451,671             $141,461,940
--------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $230,671 and $63,317, respectively)                 $168,206,629             $144,451,671
--------------------------------------------------------------------------------------------------
See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                                                                     YEARS ENDED 8/31
                                            SIX MONTHS
                                              ENDED         -------------------------------------------------------------------
CLASS A                                      2/29/04              2003           2002            2001         2000         1999
                                           (UNAUDITED)

Net asset value, beginning of period        $13.97           $12.51         $15.15          $18.82         $17.87        $14.42
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income(S)                    $0.01            $0.04          $0.00+++        $0.02          $0.02         $0.05
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency                                     1.95             1.42          (2.38)          (3.69)          2.26          4.03
---------------------------------------    -------           ------         ------          ------         ------        ------
Total from investment operations             $1.96            $1.46         $(2.38)         $(3.67)         $2.28         $4.08
---------------------------------------    -------           ------         ------          ------         ------        ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net investment income                    $--              $--            $--             $--            $--        $(0.01)
-------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments
 and foreign currency transactions              --               --          (0.26)             --          (1.33)        (0.62)
---------------------------------------    -------           ------         ------          ------         ------        ------
Total distributions declared to
shareholders                                   $--              $--         $(0.26)            $--         $(1.33)       $(0.63)
---------------------------------------    -------           ------         ------          ------         ------        ------
Net asset value, end of period              $15.93           $13.97         $12.51          $15.15         $18.82        $17.87
---------------------------------------    -------           ------         ------          ------         ------        ------
Total return (%)(+)                          14.03++          11.67         (16.00)         (19.50)         13.76         28.64
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                    1.37+            1.47           1.37            1.32           1.28          1.23
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                         0.17+            0.29           0.03            0.12           0.13          0.30
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              57              121            100              78             74            96
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                              $70,910          $53,704        $50,366         $63,319        $73,910       $76,635
-------------------------------------------------------------------------------------------------------------------------------

(S) Prior to January 1, 2000, the distributor voluntarily waived all or a portion of its distribution fee for the periods indicated below. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                                                       $0.01         $0.03
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                                                   1.32          1.33
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                        0.09          0.20
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                          SIX MONTHS                                YEARS ENDED 8/31
                                            ENDED         ---------------------------------------------------------------------
CLASS B                                    2/29/04              2003           2002           2001           2000          1999
                                         (UNAUDITED)

Net asset value, beginning of period      $13.48           $12.14         $14.81         $18.52          $17.72          $14.40
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss                      $(0.03)          $(0.04)        $(0.09)        $(0.09)         $(0.09)         $(0.08)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency                                   1.87             1.38          (2.32)         (3.62)           2.22            4.02
---------------------------------------   ------           ------         ------         ------          ------          ------
Total from investment operations           $1.84            $1.34         $(2.41)        $(3.71)          $2.13           $3.94
---------------------------------------   ------           ------         ------         ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net realized gain on
 investments and foreign currency
 transactions                                $--              $--         $(0.26)           $--          $(1.33)         $(0.62)
---------------------------------------   ------           ------         ------         ------          ------          ------
Net asset value, end of period            $15.32           $13.48         $12.14         $14.81          $18.52          $17.72
---------------------------------------   ------           ------         ------         ------          ------          ------
Total return (%)                           13.65++          11.04         (16.57)        (20.03)          12.98           27.74
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                  2.02+            2.12           2.02           1.97            1.96            1.98
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                        (0.47)+          (0.36)         (0.62)         (0.53)          (0.55)          (0.45)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            57              121            100             78              74              96
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                            $77,259          $75,007        $73,146        $91,455        $111,380        $112,000
-------------------------------------------------------------------------------------------------------------------------------

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                            SIX MONTHS                               YEARS ENDED 8/31
                                              ENDED         -------------------------------------------------------------------
CLASS C                                      2/29/04              2003           2002           2001          2000         1999
                                           (UNAUDITED)
Net asset value, beginning of period        $13.43           $12.10         $14.76         $18.46         $17.67         $14.36
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss                        $(0.03)          $(0.04)        $(0.09)        $(0.09)        $(0.09)        $(0.08)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency                                     1.86             1.37          (2.31)         (3.61)          2.21           4.01
---------------------------------------   --------           ------         ------         ------         ------         ------
Total from investment operations             $1.83            $1.33         $(2.40)        $(3.70)         $2.12          $3.93
---------------------------------------   --------           ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net realized gain on investments
 and foreign currency transactions             $--              $--         $(0.26)           $--         $(1.33)        $(0.62)
---------------------------------------   --------           ------         ------         ------         ------         ------
Net asset value, end of period              $15.26           $13.43         $12.10         $14.76         $18.46         $17.67
---------------------------------------   --------           ------         ------         ------         ------         ------
Total return (%)                             13.63++          10.99         (16.56)        (20.04)         12.96          27.66
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                    2.02+            2.12           2.02           1.97           1.96           1.98
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                          (0.47)+          (0.35)         (0.62)         (0.52)         (0.55)         (0.46)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              57              121            100             78             74             96
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                              $17,433          $15,325        $17,521        $22,081        $20,432        $22,074
-------------------------------------------------------------------------------------------------------------------------------

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                            SIX MONTHS                               YEARS ENDED 8/31
                                              ENDED         -------------------------------------------------------------------
CLASS I                                      2/29/04              2003           2002           2001          2000         1999
                                           (UNAUDITED)

Net asset value, beginning of period        $14.22           $12.69         $15.31         $18.95         $17.93         $14.47
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income                       $0.04            $0.08          $0.06          $0.08          $0.08          $0.09
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency                                     1.98             1.45          (2.42)         (3.72)          2.27           4.05
---------------------------------------   --------           ------         ------         ------         ------         ------
Total from investment operations             $2.02            $1.53         $(2.36)        $(3.64)         $2.35          $4.14
---------------------------------------   --------           ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                     $--              $--            $--            $--            $--         $(0.06)
-------------------------------------------------------------------------------------------------------------------------------
 From net realized gain on investments
 and foreign currency transactions              --               --          (0.26)            --          (1.33)         (0.62)
---------------------------------------   --------           ------         ------         ------         ------         ------
Total distributions declared to
shareholders                                   $--              $--         $(0.26)           $--         $(1.33)        $(0.68)
---------------------------------------   --------           ------         ------         ------         ------         ------
Net asset value, end of period              $16.24           $14.22         $12.69         $15.31         $18.95         $17.93
---------------------------------------   --------           ------         ------         ------         ------         ------
Total return (%)                             14.21++          12.06         (15.70)        (19.21)         14.12          28.95
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                    1.02+            1.12           1.02           0.97           0.97           0.98
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                         0.53+            0.65           0.38           0.47           0.45           0.56
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              57              121            100             78             74             96
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                 $487             $398           $428           $486           $554           $742
-------------------------------------------------------------------------------------------------------------------------------

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                        SIX MONTHS               PERIOD
                                                                           ENDED                  ENDED
CLASS R1**                                                                2/29/04               8/31/03*
                                                                        (UNAUDITED)

Net asset value, beginning of period                                       $13.96                $12.02
-----------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income (loss)                                               $0.00+++             $(0.00)+++
-----------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign
 currency                                                                    1.94                  1.94###
-----------------------------------------------------------------------   -------                ------
Total from investment operations                                            $1.94                 $1.94
-----------------------------------------------------------------------   -------                ------
Net asset value, end of period                                             $15.90                $13.96
-----------------------------------------------------------------------   -------                ------
Total return (%)                                                            13.90++               16.14++
-----------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                   1.48+                 1.74+
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 0.02+                (0.04)+
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                             57                   121
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $2,112                   $17
-----------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
 ** Effective November 3, 2003, Class R shares have been renamed R1 shares.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

                                                                       PERIOD
                                                                        ENDED
CLASS R2                                                              2/29/04*
                                                                     (UNAUDITED)

Net asset value, beginning of period                                  $14.57
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss                                                  $(0.01)
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency   1.33###
-----------------------------------------------------------------    -------
Total from investment operations                                       $1.32
-----------------------------------------------------------------    -------
Net asset value, end of period                                        $15.89
-----------------------------------------------------------------    -------
Total return (%)                                                        9.06++
--------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                              1.77+
--------------------------------------------------------------------------------
Net investment loss                                                    (0.17)+
--------------------------------------------------------------------------------
Portfolio turnover                                                        57
--------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $5
--------------------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Research Growth and Income Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees.

The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United Sates of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended February 29, 2004, the fund's custodian fees were reduced by $316 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the six months ended February 29, 2004, the fund's miscellaneous expenses were reduced by $1,008 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended August 31, 2003 and August 31, 2002 was as follows:

                                          8/31/03               8/31/02

Distributions declared from:
-------------------------------------------------------------------------
  Ordinary income                             $--                   $--
-------------------------------------------------------------------------
  Long-term capital gain                       --             3,148,446
-------------------------------------------------------------------------
                                              $--            $3,148,446
-------------------------------------------------------------------------
  Tax return of capital                        --                    --
-------------------------------------------------------------------------
Total distributions declared                  $--            $3,148,446
-------------------------------------------------------------------------

The fund paid no distributions for the year ended August 31, 2003.

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                        $--
-------------------------------------------------------------------------
Undistributed long-term capital gain                                  --
-------------------------------------------------------------------------
Capital loss carryforward                                    (24,066,551)
-------------------------------------------------------------------------
Unrealized appreciation                                       13,196,622
-------------------------------------------------------------------------
Post-October capital loss deferral                            (2,824,860)
-------------------------------------------------------------------------
Other temporary differences                                      (63,317)
-------------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

EXPIRATION DATE

August 31, 2010                                              $(8,969,653)
-------------------------------------------------------------------------
August 31, 2011                                              (15,096,898)
-------------------------------------------------------------------------
Total                                                       $(24,066,551)
-------------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets                            0.65%
--------------------------------------------------------------------------------
Average net assets in excess of $500 million                        0.55%
--------------------------------------------------------------------------------

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net decrease of $8,737 as a result of the change in the fund's pension liability for current Trustees and a pension expense of $15,437 for retired Trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                           0.0000%
          ----------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $14,027 for the six months ended February 29, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, and Class R2 shares pursuant to rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. The fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                               CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Distribution Fee                                 0.10%          0.75%          0.75%          0.25%          0.25%
--------------------------------------------------------------------------------------------------------------------
Service Fee                                      0.25%          0.25%          0.25%          0.25%          0.25%
--------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                          0.35%          1.00%          1.00%          0.50%          0.50%
--------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended
February 29, 2004 amounted to:

                                               CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Service Fee Retained by MFD                     $1,184           $394           $135            $--            $--
--------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                                               CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Effective Annual Percentage Rates                0.35%          1.00%          1.00%          0.50%          0.50%
--------------------------------------------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:

                                                                    CLASS A        CLASS B        CLASS C

Contingent Deferred Sales Charges Imposed                              $862        $69,271           $455
-----------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $97,378 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $14,277 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $98,142,888 and $88,789,136, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                               $164,925,345
          ---------------------------------------------------------
          Gross unrealized appreciation                $24,227,838
          ---------------------------------------------------------
          Gross unrealized depreciation                 (2,290,064)
          ---------------------------------------------------------
          Net unrealized appreciation                  $21,937,774
          ---------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                 Six months ended                   Year ended
                                                     2/29/04                         8/31/03
                                             SHARES          AMOUNT          SHARES          AMOUNT

CLASS A SHARES

Shares sold                                  1,375,111      $20,245,836      1,098,510      $13,829,346
--------------------------------------------------------------------------------------------------------
Shares reacquired                             (767,138)     (11,700,941)    (1,281,219)     (15,706,599)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                        607,973       $8,544,895       (182,709)     $(1,877,253)
--------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                    663,140       $9,530,598      1,136,225      $13,674,207
--------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,183,982)     (17,490,744)    (1,594,020)     (18,851,858)
--------------------------------------------------------------------------------------------------------
Net decrease                                  (520,842)     $(7,960,146)      (457,795)     $(5,177,651)
--------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                    144,341       $2,058,755        215,541       $2,588,515
--------------------------------------------------------------------------------------------------------
Shares reacquired                             (143,106)      (2,072,299)      (522,037)      (6,134,419)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                          1,235         $(13,544)      (306,496)     $(3,545,904)
--------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                      5,523          $82,859          6,948          $87,434
--------------------------------------------------------------------------------------------------------
Shares reacquired                               (3,529)         (53,021)       (12,684)        (157,063)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                          1,994          $29,838         (5,736)        $(69,629)
--------------------------------------------------------------------------------------------------------

                                                 Six months ended                  Period ended
                                                     2/29/04                         8/31/03*
                                             SHARES          AMOUNT          SHARES          AMOUNT

CLASS R1 SHARES

Shares sold                                    267,632       $4,186,821          1,239          $16,256
--------------------------------------------------------------------------------------------------------
Shares reacquired                             (136,019)      (2,128,756)            --               --
--------------------------------------------------------------------------------------------------------
Net increase                                   131,613       $2,058,065          1,239          $16,256
--------------------------------------------------------------------------------------------------------

                                                   Period ended
                                                    2/29/04**
                                             SHARES          AMOUNT

CLASS R2 SHARES

Shares sold                                        345           $5,020
--------------------------------------------------------------------------
Net increase                                       345           $5,020
--------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004 was $533. The fund had no borrowings during the six months ended February 29, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)
                                                         Private investor; Harvard University Graduate
INDEPENDENT TRUSTEES                                     School of Business Administration, Class of 1961
J. ATWOOD IVES (born 05/01/36)                           Adjunct Professor in Entrepreneurship Emeritus;
Co-Chair                                                 CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Insight Resources, Inc. (acquisition planning
WARD SMITH (born 09/13/30)                               specialists), President; Wellfleet Investments
Co-Chair                                                 (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37)                   products), Chief Executive Officer (until May
Trustee                                                  2001)
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            ELAINE R. SMITH (born 04/25/46)
Surgery                                                  Trustee
                                                         Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Cohn, Sherratt and Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Gutow, Ives, Perera and Poorvu, and Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee of the Trust from January 1, 2002 until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until February 6, 2004. Ms. O'Neill retired on December
31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs.
Manning and Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       DIRECTOR OF GLOBAL EQUITY RESEARCH
Massachusetts Financial Services Company                 David Antonelli
500 Boylston Street, Boston, MA
02116-3741                                               CUSTODIAN
                                                         State Street Bank and Trust Company
DISTRIBUTOR                                              225 Franklin Street, Boston, MA
MFS Fund Distributors, Inc.                              02110
500 Boylston Street, Boston, MA
02116-3741

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MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
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YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

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CONTACT INFORMATION
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INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              RGI-SEM-4/04 36M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) NEW DISCOVERY FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY FUND

The fund seeks capital appreciation.

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To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
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TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
----------------------------------------------------
FINANCIAL STATEMENTS                              24
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     41
----------------------------------------------------
TRUSTEES AND OFFICERS                             52
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       54
----------------------------------------------------
CONTACT INFORMATION                               55

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended February 29, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation - excluding volatile food and energy prices - remained very low relative to historical averages.

-----------------------------------------------
TOP 5 SECTOR WEIGHTINGS
AS OF 2/29/04

TECHNOLOGY                                39.4%
-----------------------------------------------
HEALTH CARE                               18.4%
-----------------------------------------------
SPECIAL PRODUCTS AND SERVICES             14.7%
-----------------------------------------------
RETAILING                                  8.3%
-----------------------------------------------
FINANCIAL SERVICES                         5.3%
-----------------------------------------------
The portfolio is actively managed, and current
weightings may be different.
-----------------------------------------------

DETRACTORS FROM PERFORMANCE

Over the six-month period ended February 29, 2004, the fund underperformed its benchmark, the Russell 2000 Growth Index, and the average small-cap growth fund as reported by Lipper Inc.

Relative to our benchmark, technology was the fund's weakest area over the period. Stock selection as well as an overweighting in the sector hurt results as the sector underperformed the broad market. Our shares in GlobespanVirata, a maker of semiconductor chips for telecommunications equipment, fell in price after the firm lowered earnings expectations in the face of strong competition and pricing pressure. We subsequently sold our position in the firm. Similarly, our stock in Zarlink Semiconductor, another supplier to the telecommunications industry, traded lower after the company lowered projections for first-quarter 2004 sales. The fund's holding in DVD software company InterVideo dropped in price after InterVideo's main competitor announced it would give away DVD software in hopes of motivating consumers to upgrade to a paid version later. Other technology positions that lost value over the period included human resources and payroll software firm Kronos and e-commerce outsourcing company Digital River.

Stock selection in the health care sector also held back performance. The major detractors in the sector were biopharmaceutical firm XOMA and Advisory Board, a provider of best practices research and analysis to the health care industry.

Stock selection in the leisure sector also detracted from performance. Going into the period, we believed our positions in advertising-sensitive broadcasting stocks would benefit from increased ad spending as the U.S. economy recovered. However, advertising spending, particularly in local markets, stagnated somewhat during the period. Fund positions such as Entercom Communications and Cox Radio lost value. Elsewhere in the sector, our position in educational toy maker LeapFrog Enterprises fell after the company reported weak sales growth that hurt third-quarter 2003 earnings. LeapFrog was later sold from the portfolio. (LeapFrog, Entercom, and Cox, however, were not among the fund's top detractors for the period.)

The fund's cash position, while it averaged less than 3% of assets over the period, also detracted from relative performance. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 2000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications sector was positive for performance. Andrew Corporation, a supplier of infrastructure products to wireless communications firms, was the key contributor in the sector. We believe the firm's strong performance was driven by increased capital spending in the wireless industry as a whole.

In the autos and housing sector, stock selection as well as an underweighting in the sector were modestly beneficial for performance as the sector underperformed the broad market.

While overall stock selection in technology detracted from results, a number of technology stocks were among the fund's top relative performers over the period. These included software firm Open Text, Internet networking products firm F5 Networks, online education firm eCollege.com, network security firm NetScreen Technologies, and semiconductor company PMC-Sierra. All of these stocks outperformed the broad market over the period. NetScreen Technologies was sold when a takeover bid was launched for the company, and the stock reached our price target.

In the financial services area, our position in Friedman, Billings, Ramsey Group, a provider of investment banking and asset management services, benefited from its exposure to an improving equity market. Another strong contributor to performance was our holding in medical equipment firm Nektar Therapeutics.

    Respectfully,

/s/ Robert A. Henderson              /s/ Donald F. Pitcher, Jr.

    Robert A. Henderson                  Donald F. Pitcher, Jr.
    Portfolio Manager                    Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.
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
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PERFORMANCE SUMMARY THROUGH 2/29/04
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Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                     Class
      Share        inception
      class           date        6-mo     1-yr      3-yr     5-yr     Life*
------------------------------------------------------------------------------
        A           1/2/1997       --      48.43%    -2.80%    9.16%    12.67%
------------------------------------------------------------------------------
        B          11/3/1997       --      47.50%    -3.42%    8.45%    12.04%
------------------------------------------------------------------------------
        C          11/3/1997       --      47.55%    -3.44%    8.47%    12.05%
------------------------------------------------------------------------------
        I           1/2/1997       --      49.05%    -2.47%    9.55%    13.06%
------------------------------------------------------------------------------
       R1          12/31/2002      --      48.25%    -2.84%    9.14%    12.65%
------------------------------------------------------------------------------
       R2          10/31/2003      --      48.34%    -2.82%    9.15%    12.66%
------------------------------------------------------------------------------
      529A         7/31/2002       --      48.24%    -2.90%    9.10%    12.62%
------------------------------------------------------------------------------
      529B         7/31/2002       --      47.21%    -3.25%    8.86%    12.45%
------------------------------------------------------------------------------
      529C         7/31/2002       --      47.16%    -3.28%    8.84%    12.43%
------------------------------------------------------------------------------

Comparative benchmarks

--------------------
  Average annual
--------------------

------------------------------------------------------------------------------
  Average small cap
  growth fund+                    14.45%   59.41%     1.56%    7.29%     6.97%
------------------------------------------------------------------------------
  Russell 2000 Growth Index#      15.42%   64.86%     1.94%    2.93%     3.21%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

--------------------
  Average annual
 with sales charge
--------------------

      Share
      class                       6-mo     1-yr      3-yr     5-yr     Life*
------------------------------------------------------------------------------
        A                          --      39.90%    -4.70%    7.88%    11.74%
------------------------------------------------------------------------------
        B                          --      43.50%    -4.40%    8.16%    12.04%
------------------------------------------------------------------------------
        C                          --      46.55%    -3.44%    8.47%    12.05%
------------------------------------------------------------------------------
      529A                         --      39.72%    -4.80%    7.81%    11.69%
------------------------------------------------------------------------------
      529B                         --      43.21%    -4.21%    8.58%    12.45%
------------------------------------------------------------------------------
      529C                         --      46.16%    -3.28%    8.84%    12.43%
------------------------------------------------------------------------------
I, R1, and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                        10.43%    48.43%    -8.16%   55.03%   134.83%
------------------------------------------------------------------------------
        B                        10.08%    47.50%    -9.92%   50.02%   125.53%
------------------------------------------------------------------------------
        C                        10.06%    47.55%    -9.96%   50.18%   125.77%
------------------------------------------------------------------------------
        I                        10.63%    49.05%    -7.22%   57.78%   140.72%
------------------------------------------------------------------------------
       R1                         10.30%   48.25%    -8.27%   54.84%   134.54%
------------------------------------------------------------------------------
       R2                         10.37%   48.34%    -8.21%   54.94%   134.69%
------------------------------------------------------------------------------
      529A                        10.39%   48.24%    -8.45%   54.55%   134.10%
------------------------------------------------------------------------------
      529B                         9.96%   47.21%    -9.43%   52.89%   131.59%
------------------------------------------------------------------------------
      529C                         9.96%   47.16%    -9.53%   52.73%   131.34%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

* For the period from the commencement of the fund's investment operations, January 2, 1997, through February 29, 2004. Index information is from January 1, 1997.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
#  Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

RUSSELL 2000 GROWTH INDEX - measures the performance of U.S. small-cap growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
--------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.8%
--------------------------------------------------------------------------------------------
ISSUER                                                             SHARES            $ VALUE
--------------------------------------------------------------------------------------------
U.S. Stocks - 92.7%
--------------------------------------------------------------------------------------------
Aerospace - 0.3%
--------------------------------------------------------------------------------------------
KVH Industries, Inc.*^                                            346,900         $5,633,656
--------------------------------------------------------------------------------------------

Airlines - 0.2%
--------------------------------------------------------------------------------------------
AirTran Holdings, Inc.*                                            87,900         $1,088,202
--------------------------------------------------------------------------------------------
Alaska Air Group, Inc.*^                                           13,530            348,262
--------------------------------------------------------------------------------------------
Frontier Airlines, Inc.*^                                          56,900            577,535
--------------------------------------------------------------------------------------------
Mesa Air Group, Inc.*^                                            166,100          1,493,239
--------------------------------------------------------------------------------------------
SkyWest, Inc.^                                                     35,800            692,730
--------------------------------------------------------------------------------------------
                                                                                  $4,199,968
--------------------------------------------------------------------------------------------
Apparel Manufacturers - 1.8%
--------------------------------------------------------------------------------------------
Carter's, Inc.*^                                                  136,510         $4,095,300
--------------------------------------------------------------------------------------------
Kellwood Co.^                                                     264,900         11,115,204
--------------------------------------------------------------------------------------------
Quiksilver, Inc.*                                                 127,800          2,507,436
--------------------------------------------------------------------------------------------
Reebok International Ltd.                                         100,000          3,981,000
--------------------------------------------------------------------------------------------
Timberland Co.*                                                    37,500          2,315,250
--------------------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                        275,200          6,480,960
--------------------------------------------------------------------------------------------
                                                                                 $30,495,150
--------------------------------------------------------------------------------------------
Automotive - 0.1%
--------------------------------------------------------------------------------------------
QUANTUM Fuel Systems Technologies Worldwide, Inc.*^               262,400         $2,414,080
--------------------------------------------------------------------------------------------

Banks & Credit Companies - 2.8%
--------------------------------------------------------------------------------------------
BankUnited Financial Corp.*^                                      194,100         $5,351,337
--------------------------------------------------------------------------------------------
Cathay General Bancorp, Inc.                                        7,300            444,497
--------------------------------------------------------------------------------------------
East West Bancorp, Inc.                                            99,900          5,309,685
--------------------------------------------------------------------------------------------
First Community Bancorp^                                           41,790          1,643,183
--------------------------------------------------------------------------------------------
Franklin Bank Corp.*^                                              64,480          1,226,409
--------------------------------------------------------------------------------------------
Harbor Florida Bancshares, Inc.^                                  124,900          3,600,867
--------------------------------------------------------------------------------------------
Independence Community Bank Corp.^                                 35,100          1,388,907
--------------------------------------------------------------------------------------------
Investors Financial Services Corp.                                170,800          7,520,324
--------------------------------------------------------------------------------------------
Nara Bancorp, Inc.                                                 73,600          2,462,656
--------------------------------------------------------------------------------------------
Nelnet, Inc.*                                                      42,800          1,007,940
--------------------------------------------------------------------------------------------
NetBank, Inc.                                                     280,800          3,481,920
--------------------------------------------------------------------------------------------
UCBH Holdings, Inc.                                               235,300          9,176,700
--------------------------------------------------------------------------------------------
Wintrust Financial Corp.^                                          74,600          3,588,260
--------------------------------------------------------------------------------------------
                                                                                 $46,202,685
--------------------------------------------------------------------------------------------
Biotechnology - 4.8%
--------------------------------------------------------------------------------------------
Antigenics, Inc.*^                                                278,110         $2,811,692
--------------------------------------------------------------------------------------------
Bruker Biosciences Corp.*                                         324,200          1,844,698
--------------------------------------------------------------------------------------------
Cell Genesys, Inc.*^                                              206,700          2,918,604
--------------------------------------------------------------------------------------------
Corgentech, Inc.*^                                                 83,190          1,601,408
--------------------------------------------------------------------------------------------
CryoLife, Inc.*^                                                  478,800          3,064,320
--------------------------------------------------------------------------------------------
CV Therapeutics, Inc.*^                                           212,700          3,343,644
--------------------------------------------------------------------------------------------
Dendreon Corp.*^                                                  292,400          4,023,424
--------------------------------------------------------------------------------------------
Dyax Corp.*^                                                       60,700            789,100
--------------------------------------------------------------------------------------------
Gen-Probe, Inc.*                                                  127,300          4,352,387
--------------------------------------------------------------------------------------------
ICOS Corp.*^                                                      106,700          4,084,476
--------------------------------------------------------------------------------------------
Introgen Therapeutics, Inc.*^                                     310,500          2,645,460
--------------------------------------------------------------------------------------------
Ligand Pharmaceuticals, Inc.*                                     168,400          2,591,676
--------------------------------------------------------------------------------------------
Medarex, Inc.*^                                                    10,100             90,395
--------------------------------------------------------------------------------------------
MGI PHARMA, Inc.*^                                                 60,400          2,966,848
--------------------------------------------------------------------------------------------
NeoPharm, Inc.^                                                    96,700          2,032,634
--------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.*^                                    113,100          6,288,360
--------------------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.*^                                       52,600          1,935,680
--------------------------------------------------------------------------------------------
Pharmos Corp.*^                                                   609,000          2,685,690
--------------------------------------------------------------------------------------------
Protein Design Labs, Inc.*                                        308,500          7,404,000
--------------------------------------------------------------------------------------------
Renovis, Inc.*                                                    142,100          2,216,760
--------------------------------------------------------------------------------------------
Seattle Genetics, Inc.*^                                          107,300          1,056,905
--------------------------------------------------------------------------------------------
Serologicals Corp.*^                                              421,000          7,847,440
--------------------------------------------------------------------------------------------
Telik, Inc.*^                                                     406,600          9,563,232
--------------------------------------------------------------------------------------------
Vicuron Pharmaceuticals, Inc.*                                     79,100          1,857,268
--------------------------------------------------------------------------------------------
                                                                                 $80,016,101
--------------------------------------------------------------------------------------------

Broadcast & Cable TV - 2.4%
--------------------------------------------------------------------------------------------
ADVO, Inc.                                                         40,300         $1,302,093
--------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.*                                       225,000          4,207,500
--------------------------------------------------------------------------------------------
Cox Radio, Inc.*                                                  300,000          6,585,000
--------------------------------------------------------------------------------------------
Cumulus Media, Inc.*                                              128,600          2,559,140
--------------------------------------------------------------------------------------------
Emmis Communications Corp.*                                       100,000          2,530,000
--------------------------------------------------------------------------------------------
Entercom Communications Corp.*                                    150,000          6,924,000
--------------------------------------------------------------------------------------------
Hearst-Argyle Television, Inc.                                    100,000          2,635,000
--------------------------------------------------------------------------------------------
LIN TV Corp.*^                                                    200,000          4,462,000
--------------------------------------------------------------------------------------------
LodgeNet Entertainment Corp.*                                      76,054          1,445,026
--------------------------------------------------------------------------------------------
Saga Communications, Inc.*^                                       212,700          3,956,220
--------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.*                               300,000          3,360,000
--------------------------------------------------------------------------------------------
                                                                                 $39,965,979
--------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 2.1%
--------------------------------------------------------------------------------------------
First Albany Cos., Inc.^                                           61,100           $823,017
--------------------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.                            324,515          8,638,589
--------------------------------------------------------------------------------------------
Jeffries Group, Inc.                                              213,500          7,899,500
--------------------------------------------------------------------------------------------
Knight Trading Group, Inc.*^                                      475,200          6,586,272
--------------------------------------------------------------------------------------------
Raymond James Financial, Inc.                                      96,200          3,676,764
--------------------------------------------------------------------------------------------
SWS Group, Inc.^                                                  224,300          3,952,166
--------------------------------------------------------------------------------------------
Waddell & Reed Financial, Inc.                                    164,800          4,274,912
--------------------------------------------------------------------------------------------
                                                                                 $35,851,220
--------------------------------------------------------------------------------------------
Business Services - 9.5%
--------------------------------------------------------------------------------------------
Alliance Data Systems Corp.*                                      244,600         $7,325,770
--------------------------------------------------------------------------------------------
aQuantive, Inc.*^                                                 540,800          5,261,984
--------------------------------------------------------------------------------------------
Asset Acceptance Capital Corp.*                                   203,880          3,710,616
--------------------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc.*                           133,800          6,184,236
--------------------------------------------------------------------------------------------
CDI Corp.                                                         148,900          4,288,320
--------------------------------------------------------------------------------------------
Charles River Associates, Inc.*                                   142,590          4,964,984
--------------------------------------------------------------------------------------------
Corporate Executive Board Co.*                                    233,600         11,649,632
--------------------------------------------------------------------------------------------
CoStar Group, Inc.*^                                              274,100         10,698,123
--------------------------------------------------------------------------------------------
DiamondCluster International, Inc.*^                              410,300          3,828,099
--------------------------------------------------------------------------------------------
Digital Insight Corp.*^                                           324,800          7,035,168
--------------------------------------------------------------------------------------------
Digitas, Inc.*                                                    805,830          8,034,125
--------------------------------------------------------------------------------------------
Getty Images, Inc.*                                               265,000         13,504,400
--------------------------------------------------------------------------------------------
Global Payments, Inc.                                             290,249         12,556,172
--------------------------------------------------------------------------------------------
Harris Interactive, Inc.*^                                      1,263,400         10,839,972
--------------------------------------------------------------------------------------------
Integrated Alarm Services Group, Inc.*^                           658,520          5,933,265
--------------------------------------------------------------------------------------------
Kforce, Inc.*^                                                    110,100          1,095,495
--------------------------------------------------------------------------------------------
Labor Ready, Inc.*                                                335,700          4,196,250
--------------------------------------------------------------------------------------------
Monster Worldwide, Inc.*                                          350,000          7,700,000
--------------------------------------------------------------------------------------------
MPS Group, Inc.*                                                  796,800          7,768,800
--------------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc.                                   123,020          3,524,523
--------------------------------------------------------------------------------------------
Perot Systems Corp., "A"                                          343,950          4,753,389
--------------------------------------------------------------------------------------------
Resources Connection, Inc.*^                                        7,300            235,279
--------------------------------------------------------------------------------------------
SIRVA, Inc.*                                                      417,080          9,267,517
--------------------------------------------------------------------------------------------
Ultimate Software Group, Inc.*                                     21,700            283,836
--------------------------------------------------------------------------------------------
Universal Technical Institute, Inc.*                               88,500          3,352,380
--------------------------------------------------------------------------------------------
                                                                                $157,992,335
--------------------------------------------------------------------------------------------
Computer Software - 8.4%
--------------------------------------------------------------------------------------------
Akamai Technologies, Inc.*^                                       627,300         $9,409,500
--------------------------------------------------------------------------------------------
Altiris, Inc.*^                                                   339,600          9,254,100
--------------------------------------------------------------------------------------------
ANSYS, Inc.*                                                      225,393          9,045,021
--------------------------------------------------------------------------------------------
Ascential Software Corp.*                                         398,900          8,999,184
--------------------------------------------------------------------------------------------
Aspect Communications Corp.*                                      199,900          3,610,194
--------------------------------------------------------------------------------------------
E Piphany, Inc.*                                                  429,600          2,985,720
--------------------------------------------------------------------------------------------
Hyperion Solutions Corp.*^                                        100,000          3,574,000
--------------------------------------------------------------------------------------------
InterVideo, Inc.*^                                                 87,400            871,465
--------------------------------------------------------------------------------------------
Kronos, Inc.*                                                     443,250         14,915,363
--------------------------------------------------------------------------------------------
Magma Design Automation, Inc.*^                                   481,800         11,476,476
--------------------------------------------------------------------------------------------
Manhattan Associates, Inc.*                                       848,700         24,323,742
--------------------------------------------------------------------------------------------
Network Associates, Inc.                                          800,000         14,032,000
--------------------------------------------------------------------------------------------
PalmSource, Inc.*^                                                124,760          2,414,106
--------------------------------------------------------------------------------------------
Progress Software Corp.*                                          465,400          9,684,974
--------------------------------------------------------------------------------------------
SafeNet, Inc.*^                                                   108,700          4,133,861
--------------------------------------------------------------------------------------------
Secure Computing Corp.*^                                          345,100          4,990,146
--------------------------------------------------------------------------------------------
SERENA Software, Inc.^                                            266,700          5,523,357
--------------------------------------------------------------------------------------------
Synplicity, Inc.*^                                                 30,000            215,400
--------------------------------------------------------------------------------------------
Vignette Corp.*^                                                  309,800            700,148
--------------------------------------------------------------------------------------------
                                                                                $140,158,757
--------------------------------------------------------------------------------------------

Computer Software - Systems - 0.7%
--------------------------------------------------------------------------------------------
Mentor Graphics Corp.*^                                           502,000         $8,428,580
--------------------------------------------------------------------------------------------
MICROS Systems, Inc.*^                                             50,600          2,208,184
--------------------------------------------------------------------------------------------
SS&C Technologies, Inc.^                                           21,000          1,067,010
--------------------------------------------------------------------------------------------
                                                                                 $11,703,774
--------------------------------------------------------------------------------------------
Construction - 0.5%
--------------------------------------------------------------------------------------------
Eagle Materials, Inc.*^                                           157,200         $9,172,620
--------------------------------------------------------------------------------------------

Consumer Goods & Services - 4.7%
--------------------------------------------------------------------------------------------
Autobytel, Inc.*                                                   50,000           $700,500
--------------------------------------------------------------------------------------------
Career Education Corp.*                                           428,000         21,395,720
--------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.*                                         75,000          4,511,250
--------------------------------------------------------------------------------------------
Education Management Corp.*                                       338,200         10,825,782
--------------------------------------------------------------------------------------------
First Marblehead Corp.*                                           149,350          4,582,058
--------------------------------------------------------------------------------------------
ITT Educational Services, Inc.*                                   289,500         10,992,315
--------------------------------------------------------------------------------------------
Orbitz, Inc.*^                                                    177,600          4,637,136
--------------------------------------------------------------------------------------------
Strayer Education, Inc.                                           189,500         20,591,070
--------------------------------------------------------------------------------------------
                                                                                 $78,235,831
--------------------------------------------------------------------------------------------
Electrical Equipment - 1.3%
--------------------------------------------------------------------------------------------
A.O. Smith Corp.                                                  186,900         $5,812,590
--------------------------------------------------------------------------------------------
AMETEK, Inc.                                                      119,400          5,928,210
--------------------------------------------------------------------------------------------
Cherokee International Corp.*^                                    155,600          2,544,060
--------------------------------------------------------------------------------------------
Littelfuse, Inc.*                                                  67,800          2,227,230
--------------------------------------------------------------------------------------------
Mettler Toledo International, Inc.*                               100,000          4,400,000
--------------------------------------------------------------------------------------------
                                                                                 $20,912,090
--------------------------------------------------------------------------------------------
Electronics - 15.8%
--------------------------------------------------------------------------------------------
Advanced Energy Industries, Inc.*^                                122,800         $2,681,952
--------------------------------------------------------------------------------------------
American Superconductor Corp.*^                                   951,832         13,211,428
--------------------------------------------------------------------------------------------
AMIS Holdings, Inc.*^                                             637,900         11,258,935
--------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                              195,300         12,079,305
--------------------------------------------------------------------------------------------
Applied Films Corp.*                                              252,100          8,778,122
--------------------------------------------------------------------------------------------
Arrow Electronics, Inc.*                                           89,300          2,196,780
--------------------------------------------------------------------------------------------
Axcelis Technologies, Inc.*                                       225,200          2,576,288
--------------------------------------------------------------------------------------------
Bel Fuse, Inc.^                                                    50,600          1,866,634
--------------------------------------------------------------------------------------------
Benchmark Electronics, Inc.*                                      113,900          3,964,859
--------------------------------------------------------------------------------------------
Brooks Automation, Inc.*                                           58,600          1,240,562
--------------------------------------------------------------------------------------------
CTS Corp.                                                         154,300          2,211,119
--------------------------------------------------------------------------------------------
Cymer, Inc.*^                                                     373,700         14,402,398
--------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.*                                      643,300         13,882,414
--------------------------------------------------------------------------------------------
DSP Group, Inc.*                                                  449,434         11,447,084
--------------------------------------------------------------------------------------------
Exar Corp.*                                                       109,000          1,940,200
--------------------------------------------------------------------------------------------
Excel Technology, Inc.*                                            90,700          3,058,404
--------------------------------------------------------------------------------------------
FormFactor, Inc.*^                                                 76,000          1,545,840
--------------------------------------------------------------------------------------------
Genesis Microchip, Inc.*^                                         103,600          1,711,472
--------------------------------------------------------------------------------------------
Genus, Inc.*^                                                     340,800          1,148,155
--------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.*                                 289,400          7,970,076
--------------------------------------------------------------------------------------------
Integrated Device Technology, Inc.*                               395,400          6,520,146
--------------------------------------------------------------------------------------------
Intevac, Inc.*^                                                   165,400          2,222,976
--------------------------------------------------------------------------------------------
KEMET Corp.*^                                                     196,100          2,886,592
--------------------------------------------------------------------------------------------
Kopin Corp.*^                                                     241,400          1,470,126
--------------------------------------------------------------------------------------------
Lam Research Corp.*                                               200,000          5,114,000
--------------------------------------------------------------------------------------------
Lexar Media, Inc.*^                                               134,000          1,849,200
--------------------------------------------------------------------------------------------
Merix Corp.*^                                                      96,100          2,364,060
--------------------------------------------------------------------------------------------
Micrel, Inc.*^                                                    793,300         11,915,366
--------------------------------------------------------------------------------------------
Mindspeed Technologies, Inc.*                                     830,500          7,374,840
--------------------------------------------------------------------------------------------
MIPS Technologies, Inc.*                                          504,000          2,847,600
--------------------------------------------------------------------------------------------
MKS Instruments, Inc.*^                                           264,200          6,380,430
--------------------------------------------------------------------------------------------
PEMSTAR, Inc.*^                                                   748,870          3,130,277
--------------------------------------------------------------------------------------------
Photon Dynamics, Inc.*^                                           138,500          4,945,835
--------------------------------------------------------------------------------------------
Planar Systems, Inc.*^                                             75,500          1,194,410
--------------------------------------------------------------------------------------------
Plexus Corp.*                                                     117,000          2,241,720
--------------------------------------------------------------------------------------------
PMC-Sierra, Inc.*                                                 589,300         11,727,070
--------------------------------------------------------------------------------------------
Power Integrations, Inc.                                          399,700         11,783,156
--------------------------------------------------------------------------------------------
Semtech Corp.                                                     115,200          2,778,624
--------------------------------------------------------------------------------------------
SigmaTel, Inc.*^                                                  108,850          2,711,453
--------------------------------------------------------------------------------------------
Silicon Laboratories, Inc.*                                        98,600          5,558,082
--------------------------------------------------------------------------------------------
Skyworks Solutions, Inc.^                                         886,700         10,001,976
--------------------------------------------------------------------------------------------
Technitrol, Inc.*                                                 336,000          6,168,960
--------------------------------------------------------------------------------------------
Tessera Technologies, Inc.*^                                      120,100          2,329,940
--------------------------------------------------------------------------------------------
Three-Five Systems, Inc.*^                                        579,800          2,742,454
--------------------------------------------------------------------------------------------
Tower Semiconductor Ltd.*                                         446,600          3,126,200
--------------------------------------------------------------------------------------------
Ultratech, Inc.*                                                  141,500          3,510,615
--------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc.                                      400,000          9,004,000
--------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.*^                                     264,000          2,109,360
--------------------------------------------------------------------------------------------
White Electronic Designs Corp.^                                   632,000          5,030,720
--------------------------------------------------------------------------------------------
WJ Communications, Inc.*                                          539,390          2,713,132
--------------------------------------------------------------------------------------------
                                                                                $262,925,347
--------------------------------------------------------------------------------------------
Energy - Independent - 0.4%
--------------------------------------------------------------------------------------------
Newfield Exploration Co.*                                         150,000         $7,032,000
--------------------------------------------------------------------------------------------

Entertainment - 0.1%
--------------------------------------------------------------------------------------------
Carmike Cinemas, Inc.*^                                            56,600         $2,021,186
--------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 0.2%
--------------------------------------------------------------------------------------------
Performance Food Group Co.*^                                       90,900         $3,181,500
--------------------------------------------------------------------------------------------

Furniture & Appliances - 0.2%
--------------------------------------------------------------------------------------------
Select Comfort Corp.*^                                            150,000         $4,060,500
--------------------------------------------------------------------------------------------

Gaming & Lodging - 0.9%
--------------------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.*                                     203,400         $2,975,742
--------------------------------------------------------------------------------------------
Prime Hospitality Corp.*                                          750,000          8,017,500
--------------------------------------------------------------------------------------------
WMS Industries, Inc.*^                                            169,100          4,492,987
--------------------------------------------------------------------------------------------
                                                                                 $15,486,229
--------------------------------------------------------------------------------------------
General Merchandise - 0.4%
--------------------------------------------------------------------------------------------
Big Lots, Inc.*                                                   280,000         $4,032,000
--------------------------------------------------------------------------------------------
Fred's, Inc.                                                       87,100          2,426,606
--------------------------------------------------------------------------------------------
                                                                                  $6,458,606
--------------------------------------------------------------------------------------------
Insurance - 0.2%
--------------------------------------------------------------------------------------------
American Equity Investment Life Holding Co.                       233,700         $2,837,118
--------------------------------------------------------------------------------------------

Internet - 1.9%
--------------------------------------------------------------------------------------------
Digital River, Inc.*^                                             543,810        $11,904,001
--------------------------------------------------------------------------------------------
EarthLink, Inc.*                                                  956,100          8,729,193
--------------------------------------------------------------------------------------------
eCollege.com*^                                                    163,800          3,284,190
--------------------------------------------------------------------------------------------
GSI Commerce, Inc.*^                                              144,300          1,359,306
--------------------------------------------------------------------------------------------
Portal Software, Inc.*^                                           763,260          6,258,732
--------------------------------------------------------------------------------------------
Versata, Inc.*                                                         73                146
--------------------------------------------------------------------------------------------
                                                                                 $31,535,568
--------------------------------------------------------------------------------------------

Machinery & Tools - 0.4%
--------------------------------------------------------------------------------------------
Cognex Corp.                                                      200,000         $6,652,000
--------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 4.2%
--------------------------------------------------------------------------------------------
Advisory Board Co.*                                               322,800        $11,643,396
--------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                     275,225          8,603,534
--------------------------------------------------------------------------------------------
Caremark Rx, Inc.*                                                500,000         16,130,000
--------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                            100,000          5,325,000
--------------------------------------------------------------------------------------------
LCA-Vision, Inc.*                                                 102,800          2,029,375
--------------------------------------------------------------------------------------------
Odyssey HealthCare, Inc.*^                                        211,150          4,581,955
--------------------------------------------------------------------------------------------
Omnicell, Inc.*^                                                   86,900          1,771,022
--------------------------------------------------------------------------------------------
Option Care, Inc.*                                                261,100          3,415,188
--------------------------------------------------------------------------------------------
Select Medical Corp.                                              200,000          3,194,000
--------------------------------------------------------------------------------------------
Symbion, Inc.*^                                                   309,130          5,907,474
--------------------------------------------------------------------------------------------
VCA Antech, Inc.*                                                 140,000          4,438,000
--------------------------------------------------------------------------------------------
Vital Images, Inc.*^                                              258,400          2,762,296
--------------------------------------------------------------------------------------------
                                                                                 $69,801,240
--------------------------------------------------------------------------------------------
Medical Equipment - 6.1%
--------------------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.*                           79,591         $2,240,487
--------------------------------------------------------------------------------------------
Aspect Medical Systems, Inc.*^                                    465,323          8,096,620
--------------------------------------------------------------------------------------------
Cardiac Science, Inc.*^                                         1,082,000          4,706,700
--------------------------------------------------------------------------------------------
Conceptus, Inc.*^                                                 589,800          5,473,344
--------------------------------------------------------------------------------------------
CTI Molecular Imaging, Inc.*                                      594,600         10,108,200
--------------------------------------------------------------------------------------------
Cyberonics, Inc.*^                                                520,000         12,698,400
--------------------------------------------------------------------------------------------
Cytyc Corp.*                                                      652,000         10,744,960
--------------------------------------------------------------------------------------------
EPIX Medical, Inc.*^                                               63,200          1,331,624
--------------------------------------------------------------------------------------------
Fischer Imaging Corp.*                                            116,900            479,290
--------------------------------------------------------------------------------------------
IDEXX Laboratories, Inc.*                                         182,965          9,344,022
--------------------------------------------------------------------------------------------
Integra LifeSciences Holdings Corp.*^                              80,300          2,546,313
--------------------------------------------------------------------------------------------
Kinetic Concepts, Inc.*                                            70,200          2,832,570
--------------------------------------------------------------------------------------------
Nektar Therapeutics*^                                             556,200         10,595,610
--------------------------------------------------------------------------------------------
OraSure Technologies, Inc.*^                                      257,600          2,256,576
--------------------------------------------------------------------------------------------
STAAR Surgical Co.*^                                              554,000          4,310,120
--------------------------------------------------------------------------------------------
Thoratec Corp.*^                                                  688,800          8,954,400
--------------------------------------------------------------------------------------------
Viasys Healthcare, Inc.*                                          213,290          4,671,051
--------------------------------------------------------------------------------------------
                                                                                $101,390,287
--------------------------------------------------------------------------------------------
Oil Services - 1.0%
--------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                             175,000         $7,738,500
--------------------------------------------------------------------------------------------
National Oilwell, Inc.*                                           100,000          2,971,000
--------------------------------------------------------------------------------------------
Pride International, Inc.*                                        350,000          5,999,000
--------------------------------------------------------------------------------------------
                                                                                 $16,708,500
--------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 1.1%
--------------------------------------------------------------------------------------------
Avid Technology, Inc.*                                            183,200         $7,780,504
--------------------------------------------------------------------------------------------
Dot Hill Systems Corp.*^                                          711,300          9,979,539
--------------------------------------------------------------------------------------------
Sigma Designs, Inc.*^                                             106,600            806,962
--------------------------------------------------------------------------------------------
                                                                                 $18,567,005
--------------------------------------------------------------------------------------------
Pharmaceuticals - 2.2%
--------------------------------------------------------------------------------------------
AtheroGenics, Inc.*                                               137,400         $2,638,080
--------------------------------------------------------------------------------------------
Bradley Pharmaceuticals, Inc.*^                                    75,280          1,851,888
--------------------------------------------------------------------------------------------
Connetics Corp.*^                                                 149,400          3,291,282
--------------------------------------------------------------------------------------------
Inspire Phamaceuticals, Inc.*^                                    530,100          7,267,671
--------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp.                                      352,100         13,862,177
--------------------------------------------------------------------------------------------
United Therapeutics Corp.*^                                       362,800          7,633,312
--------------------------------------------------------------------------------------------
                                                                                 $36,544,410
--------------------------------------------------------------------------------------------
Printing & Publishing - 0.7%
--------------------------------------------------------------------------------------------
Belo Corp.                                                        125,000         $3,487,500
--------------------------------------------------------------------------------------------
Bowne & Co., Inc.                                                 100,000          1,620,000
--------------------------------------------------------------------------------------------
McClatchy Co.                                                      44,200          3,031,236
--------------------------------------------------------------------------------------------
Playboy Enterprises, Inc.^                                        250,000          3,827,500
--------------------------------------------------------------------------------------------
                                                                                 $11,966,236
--------------------------------------------------------------------------------------------
Real Estate - 0.2%
--------------------------------------------------------------------------------------------
American Financial Realty Trust                                   141,600         $2,584,200
--------------------------------------------------------------------------------------------
Restaurants - 0.7%
--------------------------------------------------------------------------------------------
Buffalo Wild Wings, Inc.*                                          83,350         $2,083,750
--------------------------------------------------------------------------------------------
Cheesecake Factory, Inc.*^                                        200,000          9,446,000
--------------------------------------------------------------------------------------------
                                                                                 $11,529,750
--------------------------------------------------------------------------------------------

Special Products & Services - 0.2%
--------------------------------------------------------------------------------------------
Ceradyne, Inc.*^                                                   58,050         $2,118,825
--------------------------------------------------------------------------------------------
Rogers Corp.                                                       16,800            873,600
--------------------------------------------------------------------------------------------
                                                                                  $2,992,425
--------------------------------------------------------------------------------------------
Specialty Chemicals - 0.6%
--------------------------------------------------------------------------------------------
Delta & Pine Land Co.^                                            253,855         $6,473,303
--------------------------------------------------------------------------------------------
Georgia Gulf Corp.                                                124,400          3,384,924
--------------------------------------------------------------------------------------------
                                                                                  $9,858,227
--------------------------------------------------------------------------------------------
Specialty Retailers - 5.8%
--------------------------------------------------------------------------------------------
1-800-Flowers.com, Inc.*                                          337,300         $3,167,247
--------------------------------------------------------------------------------------------
A.C. Moore Arts & Crafts, Inc.*^                                  191,200          4,349,800
--------------------------------------------------------------------------------------------
Charming Shoppes, Inc.*^                                        1,130,400          7,404,120
--------------------------------------------------------------------------------------------
Chico's FAS, Inc.*                                                143,900          6,151,725
--------------------------------------------------------------------------------------------
Hot Topic, Inc.*                                                  131,150          3,807,285
--------------------------------------------------------------------------------------------
O'Reilly Automotive, Inc.*                                         80,000          3,250,400
--------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.*                              326,300          7,821,411
--------------------------------------------------------------------------------------------
PETCO Animal Supplies, Inc.*                                      403,525         13,106,492
--------------------------------------------------------------------------------------------
PETsMART, Inc.                                                    554,900         15,059,986
--------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                              175,000          4,096,750
--------------------------------------------------------------------------------------------
Regis Corp.                                                       348,350         15,055,687
--------------------------------------------------------------------------------------------
Too, Inc.*^                                                       165,000          3,164,700
--------------------------------------------------------------------------------------------
Tuesday Morning Corp.*                                            230,600          7,609,800
--------------------------------------------------------------------------------------------
West Marine, Inc.*^                                                77,700          2,311,575
--------------------------------------------------------------------------------------------
                                                                                 $96,356,978
--------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.5%
--------------------------------------------------------------------------------------------
Andrew Corp.*                                                   1,438,900        $25,641,198
--------------------------------------------------------------------------------------------

Telecommunications - Wireline - 6.8%
--------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                      557,200        $18,142,432
--------------------------------------------------------------------------------------------
At Road, Inc.*^                                                   634,900          7,587,055
--------------------------------------------------------------------------------------------
C-Cor.net Corp.*                                                  149,800          2,462,712
--------------------------------------------------------------------------------------------
Carrier Access Corp.*^                                            311,100          3,577,650
--------------------------------------------------------------------------------------------
CommScope, Inc.*                                                  128,400          2,284,236
--------------------------------------------------------------------------------------------
Corvis Corp.*^                                                  3,452,500          7,215,725
--------------------------------------------------------------------------------------------
F5 Networks, Inc.*                                                468,300         15,496,047
--------------------------------------------------------------------------------------------
Finisar Corp.*^                                                 1,064,300          3,054,541
--------------------------------------------------------------------------------------------
Harmonic, Inc.*^                                                  631,600          7,730,784
--------------------------------------------------------------------------------------------
InterDigital Communications Corp.*                                243,800          6,475,328
--------------------------------------------------------------------------------------------
Openwave Systems, Inc.*^                                          189,433          2,871,804
--------------------------------------------------------------------------------------------
Powerwave Technologies, Inc.^                                   1,571,600         15,511,692
--------------------------------------------------------------------------------------------
REMEC, Inc.*^                                                     617,300          4,321,100
--------------------------------------------------------------------------------------------
Sonus Networks, Inc.*^                                            938,900          5,567,677
--------------------------------------------------------------------------------------------
Tekelec*                                                          391,200          7,577,544
--------------------------------------------------------------------------------------------
ViaSat, Inc.*                                                      40,500          1,083,375
--------------------------------------------------------------------------------------------
Westell Technologies, Inc.*^                                      295,400          2,262,764
--------------------------------------------------------------------------------------------
                                                                                $113,222,466
--------------------------------------------------------------------------------------------
Trucking - 1.5%
--------------------------------------------------------------------------------------------
Central Freight Lines, Inc.*                                       23,000           $431,250
--------------------------------------------------------------------------------------------
Heartland Express, Inc.^                                          248,131          5,543,247
--------------------------------------------------------------------------------------------
J.B. Hunt Transport Services, Inc.*                               175,000          4,795,000
--------------------------------------------------------------------------------------------
Knight Transportation, Inc.*^                                     245,100          5,953,479
--------------------------------------------------------------------------------------------
Quality Distribution, Inc.*                                       167,280          2,335,229
--------------------------------------------------------------------------------------------
Werner Enterprises, Inc.                                          290,996          5,549,298
--------------------------------------------------------------------------------------------
                                                                                 $24,607,503
--------------------------------------------------------------------------------------------
Total U.S. Stocks                                                             $1,546,914,725
--------------------------------------------------------------------------------------------

Foreign Stocks - 5.1%
--------------------------------------------------------------------------------------------
Australia - 0.3%
--------------------------------------------------------------------------------------------
Billabong International Ltd. (Apparel
Manufacturers)^                                                   708,163         $4,059,628
--------------------------------------------------------------------------------------------

Bahamas - 0%
--------------------------------------------------------------------------------------------
Steiner Leisure Ltd. (Consumer Goods & Services)*                  28,600           $517,660
--------------------------------------------------------------------------------------------

Bermuda - 0.2%
--------------------------------------------------------------------------------------------
W.P. Stewart & Co. Ltd. (Brokerage & Asset
Managers)^                                                         44,400           $876,456
--------------------------------------------------------------------------------------------
XOMA Ltd. (Biotechnology)*^                                       404,100          2,424,600
--------------------------------------------------------------------------------------------
                                                                                  $3,301,056
--------------------------------------------------------------------------------------------

Canada - 3.7%
--------------------------------------------------------------------------------------------
ATI Technologies, Inc. (Personal Computers &
Peripherals)*^                                                    289,300         $4,504,401
--------------------------------------------------------------------------------------------
Axcan Pharma, Inc. (Pharmaceuticals)*^                             66,300          1,300,143
--------------------------------------------------------------------------------------------
Cognos, Inc. (Computer Software)*                                 182,500          5,701,300
--------------------------------------------------------------------------------------------
GSI Lumonics, Inc. (Electronics)^                                 199,600          2,824,340
--------------------------------------------------------------------------------------------
Hydrogenics Corp. (Automotive)*^                                  495,900          3,193,596
--------------------------------------------------------------------------------------------
Neurochem, Inc. (Biotechnology)*^                                 102,000          2,076,720
--------------------------------------------------------------------------------------------
Open Text Corp. (Computer Software)^                              846,800         25,175,364
--------------------------------------------------------------------------------------------
Vasogen, Inc. (Biotechnology)*                                    997,800          6,126,492
--------------------------------------------------------------------------------------------
Zarlink Semiconductor, Inc. (Electronics)*                      3,061,835         11,573,736
--------------------------------------------------------------------------------------------
                                                                                 $62,476,092
--------------------------------------------------------------------------------------------
Cayman Islands - 0.2%
--------------------------------------------------------------------------------------------
O2Micro International Ltd. (Electronics)*^                        184,700         $3,354,152
--------------------------------------------------------------------------------------------

Israel - 0.4%
--------------------------------------------------------------------------------------------
AudioCodes Ltd. (Telecommunications - Wireline)*^                  83,100         $1,144,287
--------------------------------------------------------------------------------------------
Orbotech Ltd. (Electronics)*^                                      99,300          2,462,640
--------------------------------------------------------------------------------------------
RADWARE Ltd. (Telecommunications - Wireline)*^                     84,200          2,349,180
--------------------------------------------------------------------------------------------
Verisity Ltd. (Computer Software)*^                               128,600          1,311,720
--------------------------------------------------------------------------------------------
                                                                                  $7,267,827
--------------------------------------------------------------------------------------------
Luxembourg - 0.3%
--------------------------------------------------------------------------------------------
UTi Worldwide, Inc. (Trucking)^                                    95,400         $4,309,218
--------------------------------------------------------------------------------------------
Total Foreign Stocks                                                             $85,285,633
--------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,375,459,973)                                $1,632,200,358
--------------------------------------------------------------------------------------------

Preferred Stocks - 1.2%
--------------------------------------------------------------------------------------------
Biotechnology
--------------------------------------------------------------------------------------------
Cryolife, Inc.*+                                                  119,500           $688,320
--------------------------------------------------------------------------------------------

Consumer Goods & Services - 0.2%
--------------------------------------------------------------------------------------------
Autobytel, Inc.*                                                  250,000         $3,502,500
--------------------------------------------------------------------------------------------

Internet - 0.8%
--------------------------------------------------------------------------------------------
eCollege.com*                                                     646,200        $12,956,310
--------------------------------------------------------------------------------------------

Medical Equipment - 0.2%
--------------------------------------------------------------------------------------------
Conceptus, Inc.*+                                                 425,000         $3,545,775
--------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $12,494,475)                            $20,692,905
--------------------------------------------------------------------------------------------

Short-Term Obligations - 0.4%
--------------------------------------------------------------------------------------------
                                                        PRINCIPAL AMOUNT
ISSUER                                                   (000 Omitted)               $ VALUE
--------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/01/04,
at Amortized Cost                                                  $7,408         $7,408,000
--------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 20.5%
--------------------------------------------------------------------------------------------
ISSUER                                                             SHARES            $ VALUE
--------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                  341,357,399       $341,357,399
--------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,736,719,847)                           $2,001,658,662
--------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (19.9)%                                        (332,580,734)
--------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                           $1,669,077,928
--------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.
+ Restricted security.

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at value, including $331,558,987 of
securities on loan (identified cost, $1,736,719,847)         $2,001,658,662
---------------------------------------------------------------------------------------------------
Cash                                                                    954
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                  33,307,061
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                   2,755,978
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                   176,207
---------------------------------------------------------------------------------------------------
Other assets                                                            964
---------------------------------------------------------------------------------------------------
Total assets                                                                         $2,037,899,826
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                               $21,799,999
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                4,906,746
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                      341,357,399
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                    122,466
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       184,243
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                       64,994
---------------------------------------------------------------------------------------------------
  Administrative fee                                                  2,412
---------------------------------------------------------------------------------------------------
  Program manager fee                                                    14
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              383,625
---------------------------------------------------------------------------------------------------
Total liabilities                                                                      $368,821,898
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,669,077,928
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                              $1,888,025,069
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                 264,938,815
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                          (472,731,578)
---------------------------------------------------------------------------------------------------
Accumulated net investment loss                                 (11,154,378)
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,669,077,928
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               104,300,254
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                 $1,145,520,920
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             71,185,596
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $16.09
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$16.09)                                                $17.07
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                   $306,412,412
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             19,617,039
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $15.62
---------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $90,002,507
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              5,754,384
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $15.64
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                   $120,327,146
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              7,318,348
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $16.44
---------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                     $6,097,215
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                379,436
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $16.07
---------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                         $5,254
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                    327
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $16.07
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class 529A shares

  Net assets                                                       $344,103
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 21,459
---------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                             $16.04
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$16.04)                                                $17.02
---------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                       $119,897
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                  7,707
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $15.56
---------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                       $248,474
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 15,958
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $15.57
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C,
Class 529B and Class 529C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses.
It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                       $1,507,095
--------------------------------------------------------------------------------------------------
  Income on securities loaned                                        398,755
--------------------------------------------------------------------------------------------------
  Interest                                                           212,497
--------------------------------------------------------------------------------------------------
Total investment income                                                                 $2,118,347
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                  $7,067,164
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                              18,144
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                      1,768,317
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                           1,893,538
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                           1,454,900
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             436,502
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                              8,428
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  8
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                              444
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                              484
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                            1,015
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                       317
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                       121
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                       254
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    4
--------------------------------------------------------------------------------------------------
  Administrative fee                                                  48,171
--------------------------------------------------------------------------------------------------
  Custodian fee                                                      177,524
--------------------------------------------------------------------------------------------------
  Printing                                                           107,145
--------------------------------------------------------------------------------------------------
  Postage                                                             87,824
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       17,369
--------------------------------------------------------------------------------------------------
  Legal fees                                                           2,935
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                      173,244
--------------------------------------------------------------------------------------------------
Total expenses                                                                         $13,263,852
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (5,754)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           $13,258,098
--------------------------------------------------------------------------------------------------
Net investment loss                                                                   $(11,139,751)
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                       $158,056,079
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                       (1,005)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                          $158,055,074
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation
--------------------------------------------------------------------------------------------------
  Investments                                                     $6,135,593
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                              $164,190,667
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                $153,050,916
--------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                2/29/04                   8/31/03
                                                              (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment loss                                        $(11,139,751)              $(14,400,066)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                       158,055,074                (44,256,550)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments                            6,135,593                302,185,359
--------------------------------------------------------   ------------               ------------
Increase in net assets from operations                     $153,050,916               $243,528,743
--------------------------------------------------------   ------------               ------------
Net increase in net assets from fund share
transactions                                                $62,475,644                $20,105,464
--------------------------------------------------------   ------------               ------------
Total increase in net assets                               $215,526,560               $263,634,207
--------------------------------------------------------   ------------               ------------

NET ASSETS

At beginning of period                                   $1,453,551,368             $1,189,917,161
--------------------------------------------------------------------------------------------------
At end of period (including accumulated net
investment loss of $11,154,378 and $14,627,
respectively.)                                           $1,669,077,928             $1,453,551,368
--------------------------------------------------------------------------------------------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                 SIX MONTHS                                      YEARS ENDED 8/31
                                    ENDED          ----------------------------------------------------------------------------
CLASS A                            2/29/04                  2003            2002               2001          2000          1999
                                 (UNAUDITED)

Net asset value, beginning
of period                          $14.57              $11.99          $16.17             $25.00          $14.59         $10.65
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

 Net investment loss(S)            $(0.10)             $(0.13)         $(0.18)            $(0.20)         $(0.26)        $(0.16)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss) on
 investments and foreign
 currency                            1.62                2.71           (4.00)             (5.02)          11.28           4.24
-------------------------------   -------              ------          ------             ------          ------         ------
Total from investment
operations                          $1.52               $2.58          $(4.18)            $(5.22)         $11.02          $4.08
-------------------------------   -------              ------          ------             ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net realized gain on
 investments and foreign
 currency transactions                $--                 $--             $--             $(3.23)         $(0.61)        $(0.14)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized
 gain on investments and
 foreign currency
 transactions                          --                  --           (0.00)+++          (0.30)             --             --
-------------------------------------------------------------------------------------------------------------------------------
 From paid-in capital                  --                  --              --              (0.08)             --             --
-------------------------------   -------              ------          ------             ------          ------         ------
Total distributions
declared to shareholders              $--                 $--          $(0.00)+++         $(3.61)         $(0.61)        $(0.14)
-------------------------------   -------              ------          ------             ------          ------         ------
Net asset value, end of
period                             $16.09              $14.57          $11.99             $16.17          $25.00         $14.59
-------------------------------   -------              ------          ------             ------          ------         ------
Total return (%)(+)                 10.43++             21.52          (25.85)            (22.37)          76.63          38.44
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                 SIX MONTHS                                      YEARS ENDED 8/31
                                    ENDED          ----------------------------------------------------------------------------
CLASS A (CONTINUED)                2/29/04                  2003            2002               2001          2000          1999
                                 (UNAUDITED)

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                           1.51+               1.58            1.58               1.52            1.53           1.51
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                 (1.27)+             (1.11)          (1.21)             (1.06)          (1.17)         (1.13)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                     48                 104             102                 49             103            104
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of
period
(000 Omitted)                  $1,145,521          $1,004,473        $822,193         $1,050,554        $904,142       $248,710
-------------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1,
    1997 through December 31, 1999, and 0.30% through August 31, 2000. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment loss per share and the ratios would have been:

Net investment loss                                                                                       $(0.26)        $(0.17)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                                                  1.51           1.57
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                        (1.15)         (1.19)
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                      SIX MONTHS                                   YEARS ENDED 8/31
                                         ENDED         ------------------------------------------------------------------------
CLASS B                                 2/29/04               2003            2002             2001          2000          1999
                                      (UNAUDITED)

Net asset value, beginning of period   $14.19            $11.75          $15.95           $24.71          $14.46         $10.60
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                $(0.14)           $(0.21)         $(0.28)          $(0.32)         $(0.39)        $(0.24)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
 gain (loss) on investments and
 foreign currency                        1.57              2.65           (3.92)           (4.97)          11.17           4.21
-------------------------------------  ------            ------          ------           ------          ------         ------
Total from investment operations        $1.43             $2.44          $(4.20)          $(5.29)         $10.78          $3.97
-------------------------------------  ------            ------          ------           ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net realized gain on
 investments and foreign
 currency transactions                    $--               $--             $--           $(3.10)         $(0.53)        $(0.11)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain
 on investments and foreign
 currency transactions                     --                --           (0.00)+++        (0.29)             --             --
-------------------------------------------------------------------------------------------------------------------------------
 From paid-in capital                      --                --              --            (0.08)             --             --
-------------------------------------  ------            ------          ------           ------          ------         ------
Total distributions declared to
shareholders                              $--               $--          $(0.00)+++       $(3.47)         $(0.53)        $(0.11)
------------------------------------   ------            ------          ------           ------          ------         ------
Net asset value, end of period         $15.62            $14.19          $11.75           $15.95          $24.71         $14.46
---------------------------------------------            ------          ------           ------          ------         ------
Total return (%)                        10.08++           20.77          (26.33)          (22.92)          75.50          37.56
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued


                                      SIX MONTHS                                   YEARS ENDED 8/31
                                         ENDED         ------------------------------------------------------------------------
CLASS B (CONTINUED)                     2/29/04               2003            2002             2001          2000          1999
                                      (UNAUDITED)

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                               2.16+             2.23            2.23             2.17            2.18           2.16
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                     (1.92)+           (1.76)          (1.86)           (1.70)          (1.81)         (1.76)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         48               104             102               49             103            104
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $306,412          $271,580        $232,792         $352,886        $483,805       $174,488
-------------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:

Net investment loss                                                                                       $(0.39)        $(0.25)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                                                  2.16           2.22
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                        (1.79)         (1.82)
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                          SIX MONTHS                                YEARS ENDED 8/31
                                            ENDED         ---------------------------------------------------------------------
CLASS C                                    2/29/04              2003           2002             2001          2000         1999
                                         (UNAUDITED)

Net asset value, beginning of period      $14.21           $11.77         $15.97           $24.73          $14.47        $10.61
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                   $(0.14)          $(0.21)        $(0.28)          $(0.32)         $(0.39)       $(0.24)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency                                   1.57             2.65          (3.92)           (4.97)          11.18          4.21
-------------------------------------   --------           ------         ------           ------          ------        ------
Total from investment operations           $1.43            $2.44         $(4.20)          $(5.29)         $10.79         $3.97
-------------------------------------   --------           ------         ------           ------          ------        ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net realized gain on
 investments and foreign currency
 transactions                                $--              $--            $--           $(3.10)         $(0.53)       $(0.11)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                 --               --          (0.00)+++        (0.29)             --            --
-------------------------------------------------------------------------------------------------------------------------------
 From paid-in capital                         --               --             --            (0.08)             --            --
-------------------------------------   --------           ------         ------           ------          ------        ------
Total distributions declared to
shareholders                                 $--              $--         $(0.00)+++       $(3.47)         $(0.53)       $(0.11)
-------------------------------------   --------           ------         ------           ------          ------        ------
Net asset value, end of period            $15.64           $14.21         $11.77           $15.97          $24.73        $14.47
-------------------------------------   --------           ------         ------           ------          ------        ------
Total return (%)                           10.06++          20.73         (26.34)          (22.87)          75.57         37.53
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                  2.16+            2.23           2.23             2.17            2.18          2.16
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                        (1.92)+          (1.76)         (1.86)           (1.70)          (1.79)        (1.78)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            48              104            102               49             103           104
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                            $90,003          $84,391        $87,271         $136,530        $202,891       $74,493
-------------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:

Net investment loss                                                                                        $(0.39)       $(0.25)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                                                   2.16          2.22
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                         (1.77)        (1.84)
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                           SIX MONTHS                                YEARS ENDED 8/31
                                              ENDED         -------------------------------------------------------------------
CLASS I                                      2/29/04              2003           2002            2001         2000         1999
                                           (UNAUDITED)

Net asset value, beginning of period        $14.86           $12.19         $16.37          $25.26         $14.71        $10.70
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                     $(0.07)          $(0.09)        $(0.13)         $(0.13)        $(0.18)       $(0.11)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments and foreign
 currency                                     1.65             2.76          (4.05)          (5.09)         11.37          4.27
----------------------------------------   -------           ------         ------          ------         ------        ------
Total from investment operations             $1.58            $2.67         $(4.18)         $(5.22)        $11.19         $4.16
----------------------------------------   -------           ------         ------          ------         ------        ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

 From net realized gain on
 investments and foreign currency
 transactions                                  $--              $--            $--          $(3.28)        $(0.64)       $(0.15)
-------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gain on
 investments and foreign currency
 transactions                                   --               --          (0.00)+++       (0.31)            --            --
-------------------------------------------------------------------------------------------------------------------------------
 From paid-in capital                           --               --             --           (0.08)            --            --
----------------------------------------   -------           ------         ------          ------         ------        ------
Total distributions declared to
shareholders                                   $--              $--         $(0.00)+++      $(3.67)        $(0.64)       $(0.15)
----------------------------------------   -------           ------         ------          ------         ------        ------
Net asset value, end of period              $16.44           $14.86         $12.19          $16.37         $25.26        $14.71
----------------------------------------   -------           ------         ------          ------         ------        ------
Total return (%)                             10.63++          21.90         (25.58)         (22.09)         77.22         39.06
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                    1.17+            1.23           1.23            1.17           1.18          1.16
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                          (0.93)+          (0.75)         (0.86)          (0.71)         (0.83)        (0.77)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              48              104            102              49            103           104
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                             $120,327          $90,872        $47,641         $52,121        $35,311        $9,973
-------------------------------------------------------------------------------------------------------------------------------

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fee, at not more than 0.25% of average daily net assets, effective November 1, 1997 through December 31, 1999, and 0.30% through August 31, 2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment loss per share and the ratios would have been:

Net investment loss                                                                                        $(0.18)       $(0.12)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                                                   1.16          1.22
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                         (0.81)        (0.83)
-------------------------------------------------------------------------------------------------------------------------------
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                        SIX MONTHS             PERIOD
                                                                           ENDED                ENDED
CLASS R1                                                                  2/29/04              8/31/03*
                                                                        (UNAUDITED)

Net asset value, beginning of period                                       $14.57                $11.43
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss                                                       $(0.11)               $(0.11)
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign
 currency                                                                    1.61                  3.25
----------------------------------------------------------------------   --------                ------
Total from investment operations                                            $1.50                 $3.14
----------------------------------------------------------------------   --------                ------
Net asset value, end of period                                             $16.07                $14.57
----------------------------------------------------------------------   --------                ------
Total return (%)                                                            10.30++               27.47++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                   1.67+                 1.78+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                         (1.47)+               (1.26)+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                             48                   104
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $6,097                $1,824
-------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                                   PERIOD
                                                                                    ENDED
CLASS R2                                                                          2/29/04*
                                                                                 (UNAUDITED)

Net asset value, beginning of period                                                $15.23
------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss                                                                $(0.09)
------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency                 0.93
--------------------------------------------------------------------------------   -------
Total from investment operations                                                     $0.84
--------------------------------------------------------------------------------   -------
Net asset value, end of period                                                      $16.07
--------------------------------------------------------------------------------   -------
Total return (%)                                                                      5.52++
------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                            1.82+
------------------------------------------------------------------------------------------
Net investment loss                                                                  (1.64)+
------------------------------------------------------------------------------------------
Portfolio turnover                                                                      48
------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                               $5
------------------------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                  SIX MONTHS              YEAR                PERIOD
                                                                    ENDED                ENDED                 ENDED
CLASS 529A                                                         2/29/04              8/31/03              8/31/02*
                                                                 (UNAUDITED)

Net asset value, beginning of period                                $14.53               $11.99               $11.85
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                               $(0.12)              $(0.16)              $(0.01)
----------------------------------------------------------------   -------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency                                                            1.63                 2.70                 0.15
----------------------------------------------------------------   -------               ------               ------
Total from investment operations                                     $1.51                $2.54                $0.14
-----------------------------------------------------------------   ------               ------               ------
Net asset value, end of period                                      $16.04               $14.53               $11.99
-----------------------------------------------------------------   ------               ------               ------
Total return (%)(+)                                                  10.39++              21.18                 1.18++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                            1.77+                1.84                 1.83+
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (1.54)+              (1.35)               (1.20)+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      48                  104                  102
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $344                 $180                  $10
--------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through August 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                                                 SIX MONTHS              YEAR                 PERIOD
                                                                    ENDED                ENDED                 ENDED
CLASS 529B                                                         2/29/04              8/31/03               8/31/02*
                                                                 (UNAUDITED)

Net asset value, beginning of period                                $14.15               $11.75               $11.62
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                               $(0.16)              $(0.24)              $(0.02)
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency                                                            1.57                 2.64                 0.15
--------------------------------------------------------------   ---------               ------               ------
Total from investment operations                                     $1.41                $2.40                $0.13
--------------------------------------------------------------   ---------               ------               ------
Net asset value, end of period                                      $15.56               $14.15               $11.75
--------------------------------------------------------------   ---------               ------               ------
Total return (%)                                                      9.96++              20.43                 1.12++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                            2.41+                2.49                 2.48+
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (2.18)+              (1.99)               (1.87)+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      48                  104                  102
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $120                  $84                   $6
--------------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529B shares, July 31, 2002, through August 31, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                 SIX MONTHS              YEAR               PERIOD
                                                                    ENDED                ENDED                ENDED
CLASS 529C                                                         2/29/04              8/31/03             8/31/02*
                                                                 (UNAUDITED)

Net asset value, beginning of period                                $14.16               $11.77               $11.64
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                                               $(0.16)              $(0.24)              $(0.02)
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency                                                            1.57                 2.63                 0.15
---------------------------------------------------------------   --------               ------               ------
Total from investment operations                                     $1.41                $2.39                $0.13
---------------------------------------------------------------   --------               ------               ------
Net asset value, end of period                                      $15.57               $14.16               $11.77
---------------------------------------------------------------   --------               ------               ------
Total return (%)                                                      9.96++              20.31                 1.12++
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                            2.41+                2.50                 2.48+
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (2.18)+              (1.99)               (1.88)+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                      48                  104                  102
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $249                 $147                   $5
--------------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529C shares, July 31, 2002, through August 31, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the six months ended February 29, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended August 31, 2003 and August 31, 2002 was as follows:

                                                  8/31/03            8/31/02
Distributions declared from:
------------------------------------------------------------------------------
  Ordinary income                                     $--            $23,344
------------------------------------------------------------------------------

The fund paid no distributions for the year ended August 31, 2003.

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                  $(625,043,618)
          ---------------------------------------------------------
          Post-October capital loss deferral            (4,559,698)
          ---------------------------------------------------------
          Unrealized appreciation                      257,619,886
          ---------------------------------------------------------
          Other temporary differences                      (14,627)
          ---------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010, ($271,036,016) and August 31, 2011, ($354,007,602).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets. The investment adviser has contractually agreed to reduce its management fee to 0.85% of the fund's average daily net assets in excess of $3 billion. This contractual waiver may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees. Included in Trustees' compensation is a pension expense of $619 for retired Trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                           0.0000%
          ----------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $65,963 and $735 for the six months ended February 29, 2004 as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                              CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Distribution Fee                                0.10%          0.75%          0.75%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Service Fee                                     0.25%          0.25%          0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                         0.35%          1.00%          1.00%          0.50%          0.50%
-----------------------------------------------------------------------------------------------------------------

                                           CLASS 529A     CLASS 529B     CLASS 529C

Distribution Fee                                0.25%          0.75%          0.75%
-----------------------------------------------------------------------------------------------------------------
Service Fee                                     0.25%          0.25%          0.25%
-----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                         0.50%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended
February 29, 2004, amounted to:

                                              CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Service Fee Retained by MFD                   $24,773         $1,652           $847            $--            $--
-----------------------------------------------------------------------------------------------------------------

                                           CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained by MFD                       $77             $6            $25
-----------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                                              CLASS A        CLASS B        CLASS C       CLASS R1       CLASS R2

Effective Annual Percentage Rates               0.35%          1.00%          1.00%          0.50%          0.50%
-----------------------------------------------------------------------------------------------------------------

                                           CLASS 529A     CLASS 529B     CLASS 529C

Effective Annual Percentage Rates               0.35%          1.00%          1.00%
-----------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004 were as follows:

                             CLASS A    CLASS B   CLASS C CLASS 529BCLASS 529C

Contingent Deferred Sales
Charges Imposed              $17,348   $221,140    $4,513        $20       $--
--------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the Board of Trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $863,958 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $427,599 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $826,488,380 and $732,142,203, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,737,903,183
--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $319,620,355
--------------------------------------------------------------------------------
Gross unrealized depreciation                                       (55,864,876)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $263,755,479
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              Six months ended                      Year ended
                                                   2/29/04                            8/31/03
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES

Shares sold                               17,617,138      $271,890,843       35,664,447      $430,133,582
------------------------------------------------------------------------------------------------------------
Shares reacquired                        (15,365,924)     (236,491,301)     (35,299,458)     (415,394,400)
------------------------------------------------------------------------------------------------------------
Net increase                               2,251,214       $35,399,542          364,989       $14,739,182
------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                2,793,243       $41,833,966        5,358,532       $62,805,270
------------------------------------------------------------------------------------------------------------
Shares reacquired                         (2,315,716)      (34,858,609)      (6,028,202)      (69,524,682)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      477,527        $6,975,357         (669,670)      $(6,719,412)
------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                  835,792       $12,511,838        1,776,376       $20,636,995
------------------------------------------------------------------------------------------------------------
Shares reacquired                         (1,020,012)      (15,298,822)      (3,251,716)      (37,093,561)
------------------------------------------------------------------------------------------------------------
Net decrease                                (184,220)      $(2,786,984)      (1,475,340)     $(16,456,566)
------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                2,605,485       $40,996,921        3,929,334       $47,692,689
------------------------------------------------------------------------------------------------------------
Shares reacquired                         (1,401,365)      (22,328,845)      (1,723,884)      (21,047,940)
------------------------------------------------------------------------------------------------------------
Net increase                               1,204,120       $18,668,076        2,205,450       $26,644,749
------------------------------------------------------------------------------------------------------------

                                              Six months ended                     Period ended
                                                   2/29/04                           8/31/03*
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS R1 SHARES

Shares sold                                  378,572        $5,899,684          205,386        $2,552,772
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (124,327)       (1,935,922)         (80,195)         (967,828)
------------------------------------------------------------------------------------------------------------
Net increase                                 254,245        $3,963,762          125,191        $1,584,944
------------------------------------------------------------------------------------------------------------

                                                Period ended
                                                  2/29/04**
                                          SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                      327            $5,020
-------------------------------------------------------------------------

                                              Six months ended                      Year ended
                                                   2/29/04                            8/31/03
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS 529A SHARES

Shares sold                                    9,370          $145,533           12,297          $145,200
------------------------------------------------------------------------------------------------------------
Shares reacquired                               (276)           (4,217)            (763)          (10,347)
------------------------------------------------------------------------------------------------------------
Net increase                                   9,094          $141,316           11,534          $134,853
------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                    2,105           $31,704            5,471           $63,409
------------------------------------------------------------------------------------------------------------
Shares reacquired                               (316)           (4,636)             (22)             (252)
------------------------------------------------------------------------------------------------------------
Net increase                                   1,789           $27,068            5,449           $63,157
------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                    5,618           $83,180            9,964          $114,725
------------------------------------------------------------------------------------------------------------
Shares reacquired                                (48)             (693)             (15)             (168)
------------------------------------------------------------------------------------------------------------
Net increase                                   5,570           $82,487            9,949          $114,557
------------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2, October 31, 2003, through February 29, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004, was $5,514. The fund had no borrowings during the period.

(7) RESTRICTED SECURITIES

The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At February 29, 2004, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.25% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                         DATE OF
DESCRIPTION          ACQUISITION          SHARES            COST           VALUE

Conceptus, Inc.          2/25/04         425,000      $3,612,500      $3,545,775
--------------------------------------------------------------------------------
Cryolife, Inc.           1/22/04         119,500         746,875         688,320
--------------------------------------------------------------------------------
                                                                      $4,234,095
--------------------------------------------------------------------------------

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)                                    Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36)                           CBL & Associates Properties, Inc. (real estate
Co-Chair                                                 investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38)
(diversified services company), Chairman, Trustee        Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30)                               (investor in health care companies), Managing
Co-Chair                                                 General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37)                   2001)
Trustee
Brigham and Women's Hospital, Chief of Cardiac           ELAINE R. SMITH (born 04/25/46)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Cohn, Sherratt and Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Gutow, Ives, Perera and Poorvu, and Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee of the Trust from January 1, 2002 until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until February 6, 2004. Ms. O'Neill retired on December
31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs.
Manning and Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       PORTFOLIO MANAGERS
Massachusetts Financial Services Company                 Robert A. Henderson
500 Boylston Street, Boston, MA                          Donald F. Pitcher, Jr.
02116-3741
                                                         CUSTODIAN
DISTRIBUTOR                                              State Street Bank and Trust Company
MFS Fund Distributors, Inc.                              225 Franklin Street, Boston, MA
500 Boylston Street, Boston, MA                          02110
02116-3741

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             NDF-SEM-4/04 161M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) MANAGED SECTORS FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) MANAGED SECTORS FUND

The fund seeks to provide capital appreciation.

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
-------------------------------------------------------------------------------


TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              16
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     25
----------------------------------------------------
TRUSTEES AND OFFICERS                             34
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       36
----------------------------------------------------
CONTACT INFORMATION                               37
----------------------------------------------------
ASSET ALLOCATION                                  38

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o   global asset management expertise across all asset classes

o   time-tested money management process for pursuing consistent results

o   full spectrum of investment products backed by MFS Original Research(R)

o   resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o   analyzing financial statements and balance sheets

o   talking extensively with companies' customers and competitors

o   developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended February 29, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation - excluding volatile food and energy prices - remained low relative to historical averages.

DETRACTORS FROM PERFORMANCE

Over the six-month period ended February 29, 2004, the fund underperformed its benchmark, the Russell 1000 Growth Index, and the average large-cap growth fund as reported by Lipper Inc.

Relative to our benchmark, leisure was the fund's weakest area over the period. Stock selection as well as an overweighting in the sector hurt results as the sector underperformed the broad market. Going into the period, we believed our positions in advertising-sensitive broadcasting stocks would benefit from increased ad spending as the U.S. economy recovered. However, advertising spending, particularly in local markets, stagnated somewhat during the period. Fund positions such as media conglomerate Viacom, radio station operator Clear Channel Communications, and radio and television programming provider Westwood One detracted from relative performance. As of the end of the period, however, all three stocks remained significant positions in the portfolio. We believed they could benefit in 2004 from the confluence of a stronger economy, a U.S. presidential election, and the summer Olympics.

-----------------------------------------------
TOP 5 SECTOR WEIGHTINGS
AS OF 2/29/04

TECHNOLOGY                                29.9%
-----------------------------------------------
HEALTH CARE                               18.7%
-----------------------------------------------
FINANCIAL SERVICES                        13.1%
-----------------------------------------------
LEISURE                                   12.6%
-----------------------------------------------
RETAILING                                 10.1%
-----------------------------------------------
The portfolio is actively managed, and current
weightings may be different.
-----------------------------------------------

Stock selection held back performance in the health care sector. Our biggest relative detractor was pharmaceutical giant Pfizer because we held an underweighted position in the company as its shares gained more than the broad market.

In technology, stock selection and, to a lesser extent, an overweighting in the sector hurt results as the sector underperformed the broad market. Our positions in storage solution provider VERITAS Software, electronic commerce firm InterActiveCorp, and semiconductor manufacturing equipment company Novellus Systems fell in price over the period. On a relative basis, our position in digital wireless communications firm QUALCOMM also detracted from performance because we sold our holding during the period and missed much of the stock's strong performance.

Individual stocks that meaningfully held back relative results included moderate-priced apparel retailer Kohl's. We believe mediocre merchandising, together with adverse weather in key markets, caused the firm to report weak operating results. We viewed these issues as surmountable and maintained our Kohl's holding over the period. Our holding in FedEx also weighed on performance as the company reported weaker than expected shipping volumes.

CONTRIBUTORS TO PERFORMANCE

In the utilities and communications sector, stock selection as well as a relative overweighting helped performance, as that sector was by far the strongest-performing area in the Russell 1000 Growth Index for the period. Consolidation possibilities, in our view, led to higher prices among cellular service providers in general and our holding in AT&T Wireless in particular. The company agreed during the period to merge with rival Cingular, and we sold our AT&T position on strength heading into the final deal announcement. Our holding in cellular phone company Sprint PCS also benefited from improving subscriber growth and lower customer turnover.

An overweighting in the financial services sector also added to results as that sector outperformed the broad market. Insurance and reinsurance firm Ace Ltd. and insurance company American International Group, the largest contributors to performance in the sector, benefited from a global trend toward rising policy premiums.

While overall stock selection in technology detracted from relative results, a number of technology stocks were among the fund's top performers for the period. These included programmable logic designer/manufacturer Xilinx, semiconductor maker Analog Devices, and online marketplace eBay. A relative underweighting in semiconductor giant Intel also helped relative results as the stock, which had soared for much of 2003, retreated in early 2004. Concern about the stock's high valuation had led us to underweight Intel.

Not owning pharmaceutical giant Merck also helped relative returns as the firm's stock lost ground over the period. We avoided Merck because we felt its medium-term growth prospects would be limited by patent expirations on key products as well as by a dearth of new drugs in the development pipeline.

Our position in Walt Disney Co. was also a significant contributor to fund performance.

    Respectfully,

/s/ Margaret Adams                        /s/ S. Irfan Ali

    Margaret Adams                            S. Irfan Ali
    Portfolio Manager                         Portfolio Manager

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

Note to Shareholders: As of November, 2003, John E. Lathrop was no longer a manager of the portfolio.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------
Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                    Class
      Share       inception
      class         date        6-mo     1-yr      3-yr       5-yr      10-yr
------------------------------------------------------------------------------
        A         9/20/1993      --      30.98%     -8.47%     -3.45%    6.25%
------------------------------------------------------------------------------
        B        12/29/1986      --      30.06%     -9.07%     -4.08%    5.53%
------------------------------------------------------------------------------
        C         6/1/2000       --      30.08%     -9.07%     -4.05%    5.54%
------------------------------------------------------------------------------
        I         1/2/1997       --      31.32%     -8.18%     -3.12%    6.29%
------------------------------------------------------------------------------

Comparative benchmarks

--------------------
  Average annual
--------------------

------------------------------------------------------------------------------
  Average large-cap
  growth fund+                   9.92%   33.18%     -6.49%     -3.82%    7.60%
------------------------------------------------------------------------------
  Russell 1000 Growth
  Index#                        12.17%   37.18%     -4.85%     -4.80%    9.45%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

--------------------
  Average annual
 with sales charge
--------------------

      Share
      class                     6-mo     1-yr      3-yr       5-yr      10-yr
------------------------------------------------------------------------------
        A                        --      23.45%    -10.26%     -4.59%    5.62%
------------------------------------------------------------------------------
        B                        --      26.06%     -9.99%     -4.37%    5.53%
------------------------------------------------------------------------------
        C                        --      29.08%     -9.07%     -4.05%    5.54%
------------------------------------------------------------------------------
I class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
        A                      7.65%     30.98%    -23.31%    -16.10%   83.36%
------------------------------------------------------------------------------
        B                      7.29%     30.06%    -24.81%    -18.82%   71.25%
------------------------------------------------------------------------------
        C                      7.24%     30.08%    -24.81%    -18.68%   71.53%
------------------------------------------------------------------------------
        I                      7.83%     31.32%    -22.59%    -14.67%   83.96%
------------------------------------------------------------------------------
Periods less than one year are actual, not annualized .

+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE RUSSELL 1000 GROWTH INDEX - measures the performance of large-cap U.S. growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

Class A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors.

Performance for share classes offered after class B shares includes the performance of the fund's class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

The portfolio focuses on companies in a limited number of sectors making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
-----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 99.6%
-----------------------------------------------------------------------------------------------
ISSUER                                                                SHARES            $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Stocks - 99.1%
-----------------------------------------------------------------------------------------------
Basic Materials - 0.3%
-----------------------------------------------------------------------------------------------
3M Co.                                                                10,000           $780,200
-----------------------------------------------------------------------------------------------

Consumer Staples - 3.5%
-----------------------------------------------------------------------------------------------
Avon Products, Inc.                                                   32,000         $2,259,200
-----------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                 35,700          1,979,565
-----------------------------------------------------------------------------------------------
PepsiCo, Inc.^                                                        74,500          3,866,550
-----------------------------------------------------------------------------------------------
                                                                                     $8,105,315
-----------------------------------------------------------------------------------------------
Financial Services - 12.6%
-----------------------------------------------------------------------------------------------
American Express Co.                                                  98,700         $5,272,554
-----------------------------------------------------------------------------------------------
American International Group, Inc.                                    80,400          5,949,600
-----------------------------------------------------------------------------------------------
Bank of New York Co., Inc.                                            36,300          1,197,900
-----------------------------------------------------------------------------------------------
Citigroup, Inc.                                                       79,500          3,995,670
-----------------------------------------------------------------------------------------------
Fannie Mae                                                            22,800          1,707,720
-----------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                             18,500          1,958,595
-----------------------------------------------------------------------------------------------
MBNA Corp.                                                            86,200          2,355,846
-----------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                41,800          1,353,484
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                             44,700          2,736,087
-----------------------------------------------------------------------------------------------
Northern Trust Corp.                                                  31,100          1,544,115
-----------------------------------------------------------------------------------------------
SLM Corp.^                                                            22,500            942,525
-----------------------------------------------------------------------------------------------
                                                                                    $29,014,096
-----------------------------------------------------------------------------------------------
Healthcare - 18.6%
-----------------------------------------------------------------------------------------------
Abbott Laboratories                                                   73,900         $3,162,920
-----------------------------------------------------------------------------------------------
Amgen, Inc.*                                                          56,400          3,583,092
-----------------------------------------------------------------------------------------------
Cardinal Health, Inc.^                                                30,100          1,963,423
-----------------------------------------------------------------------------------------------
Caremark Rx, Inc.^*                                                   54,400          1,754,944
-----------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                       13,600          1,005,584
-----------------------------------------------------------------------------------------------
Genentech, Inc.^*                                                      7,300            787,597
-----------------------------------------------------------------------------------------------
Genzyme Corp.*                                                        77,100          3,915,138
-----------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                77,400          4,195,854
-----------------------------------------------------------------------------------------------
Guidant Corp.                                                         27,200          1,853,408
-----------------------------------------------------------------------------------------------
Johnson & Johnson                                                    140,900          7,595,919
-----------------------------------------------------------------------------------------------
Medtronic, Inc.                                                       51,600          2,420,040
-----------------------------------------------------------------------------------------------
Pfizer, Inc.                                                         124,100          4,548,265
-----------------------------------------------------------------------------------------------
Thermo Electron Corp.^*                                               60,600          1,701,042
-----------------------------------------------------------------------------------------------
Waters Corp.^*                                                        43,800          1,617,972
-----------------------------------------------------------------------------------------------
Wyeth                                                                 69,500          2,745,250
-----------------------------------------------------------------------------------------------
                                                                                    $42,850,448
-----------------------------------------------------------------------------------------------
Industrial Goods & Services - 6.1%
-----------------------------------------------------------------------------------------------
Danaher Corp.^                                                        31,600         $2,832,308
-----------------------------------------------------------------------------------------------
Emerson Electric Co.                                                  31,600          1,974,368
-----------------------------------------------------------------------------------------------
General Electric Co.                                                 232,000          7,544,640
-----------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                             19,700          1,566,544
-----------------------------------------------------------------------------------------------
                                                                                    $13,917,860
-----------------------------------------------------------------------------------------------
Leisure - 12.6%
-----------------------------------------------------------------------------------------------
Carnival Corp.                                                        61,400         $2,724,318
-----------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.^                                   65,600          2,823,424
-----------------------------------------------------------------------------------------------
Comcast Holdings Corp., "A"^*                                        114,700          3,445,588
-----------------------------------------------------------------------------------------------
Cox Communications, Inc.^*                                            34,300          1,111,320
-----------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                   88,600          3,200,232
-----------------------------------------------------------------------------------------------
Fox Entertainment Group, Inc.^*                                       77,200          2,240,344
-----------------------------------------------------------------------------------------------
Lamar Advertising Co.^*                                               38,300          1,520,510
-----------------------------------------------------------------------------------------------
New York Times Co.^                                                   31,800          1,451,352
-----------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                                              32,000          1,548,480
-----------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                             30,400          1,185,904
-----------------------------------------------------------------------------------------------
Time Warner, Inc.^*                                                   75,100          1,295,475
-----------------------------------------------------------------------------------------------
Viacom, Inc.^                                                         86,100          3,311,406
-----------------------------------------------------------------------------------------------
Walt Disney Co.^                                                      34,400            912,632
-----------------------------------------------------------------------------------------------
Westwood One, Inc.*                                                   67,700          2,091,930
-----------------------------------------------------------------------------------------------
                                                                                    $28,862,915
-----------------------------------------------------------------------------------------------
Miscellaneous - 2.2%
-----------------------------------------------------------------------------------------------
Apollo Group, Inc.^*                                                  15,600         $1,187,940
-----------------------------------------------------------------------------------------------
BISYS Group, Inc.^*                                                   54,800            967,220
-----------------------------------------------------------------------------------------------
Career Education Corp.*                                               24,000          1,199,760
-----------------------------------------------------------------------------------------------
DST Systems, Inc.^*                                                   18,800            841,488
-----------------------------------------------------------------------------------------------
Fiserv, Inc.^*                                                        23,200            895,752
-----------------------------------------------------------------------------------------------
                                                                                     $5,092,160
-----------------------------------------------------------------------------------------------

Retail - 10.0%
-----------------------------------------------------------------------------------------------
Coach, Inc.^*                                                         31,400         $1,244,382
-----------------------------------------------------------------------------------------------
CVS Corp.                                                             24,400            915,000
-----------------------------------------------------------------------------------------------
Kohl's Corp.*                                                         80,900          4,166,350
-----------------------------------------------------------------------------------------------
Nike, Inc., "B"^                                                      27,500          2,014,375
-----------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.*                                  28,000            671,160
-----------------------------------------------------------------------------------------------
Staples, Inc.*                                                        56,700          1,486,674
-----------------------------------------------------------------------------------------------
Target Corp.                                                         116,900          5,138,924
-----------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                 82,600          4,919,656
-----------------------------------------------------------------------------------------------
Walgreen Co.                                                          69,500          2,478,370
-----------------------------------------------------------------------------------------------
                                                                                    $23,034,891
-----------------------------------------------------------------------------------------------
Technology - 29.8%
-----------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                          52,000         $1,693,120
-----------------------------------------------------------------------------------------------
Analog Devices, Inc.^                                                 87,900          4,386,210
-----------------------------------------------------------------------------------------------
BEA Systems, Inc.^*                                                   83,400          1,150,920
-----------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                 384,700          8,886,570
-----------------------------------------------------------------------------------------------
Corning, Inc.*                                                       254,000          3,187,700
-----------------------------------------------------------------------------------------------
Dell, Inc.*                                                          141,900          4,633,035
-----------------------------------------------------------------------------------------------
eBay, Inc.*                                                           33,700          2,320,582
-----------------------------------------------------------------------------------------------
Intel Corp.                                                          108,600          3,174,378
-----------------------------------------------------------------------------------------------
InterActiveCorp.^*                                                    77,700          2,530,689
-----------------------------------------------------------------------------------------------
International Business Machines Corp.                                 51,700          4,989,050
-----------------------------------------------------------------------------------------------
Linear Technology Corp.                                               45,000          1,799,550
-----------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.^                                      35,100          1,751,841
-----------------------------------------------------------------------------------------------
Mercury Interactive Corp.^*                                           47,700          2,315,358
-----------------------------------------------------------------------------------------------
Microchip Technology, Inc.^                                           63,100          1,798,350
-----------------------------------------------------------------------------------------------
Microsoft Corp.                                                      358,200          9,492,300
-----------------------------------------------------------------------------------------------
Network Associates, Inc.^*                                            68,000          1,192,720
-----------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                               42,300          1,359,945
-----------------------------------------------------------------------------------------------
Oracle Corp.*                                                        201,700          2,597,896
-----------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                              112,100          3,435,865
-----------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                              114,100          3,470,922
-----------------------------------------------------------------------------------------------
Xilinx, Inc.^*                                                        57,200          2,404,688
-----------------------------------------------------------------------------------------------
                                                                                    $68,571,689
-----------------------------------------------------------------------------------------------

Transportation - 1.9%
-----------------------------------------------------------------------------------------------
FedEx Corp.                                                           37,500         $2,575,500
-----------------------------------------------------------------------------------------------
Southwest Airlines Co.^                                              130,600          1,803,586
-----------------------------------------------------------------------------------------------
                                                                                     $4,379,086
-----------------------------------------------------------------------------------------------
Utilities & Communications - 1.5%
-----------------------------------------------------------------------------------------------
Andrew Corp.^*                                                        98,600         $1,757,052
-----------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)*                                            183,900          1,655,100
-----------------------------------------------------------------------------------------------
                                                                                     $3,412,152
-----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $228,020,812
-----------------------------------------------------------------------------------------------

Foreign Stocks - 0.5%
-----------------------------------------------------------------------------------------------
Bermuda - 0.5%
-----------------------------------------------------------------------------------------------
Ace Ltd. (Financial Services)                                         24,800         $1,115,008
-----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $193,879,024)                                       $229,135,820
-----------------------------------------------------------------------------------------------

Short-Term Obligations - 0.7%
-----------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)               $ VALUE
-----------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/01/04,
at Amortized Cost                                                     $1,670         $1,670,000
-----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 17.3%
-----------------------------------------------------------------------------------------------
ISSUER                                                                SHARES            $ VALUE
-----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                                39,735,811        $39,735,811
-----------------------------------------------------------------------------------------------

Repurchase Agreements
-----------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)               $ VALUE
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., dated 2/27/04, due 3/1/04, total to
be received $9,001 (secured by various U.S. Treasury and
Federal Agency obligations in a jointly traded account),
at Cost                                                                   $9             $9,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $235,293,835)                                  $270,550,631
-----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (17.6)%                                            (40,545,512)
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $230,005,119
-----------------------------------------------------------------------------------------------

* Non-income producing security.
^ All or a portion of this security is on loan.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
--------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at value, including $38,831,072 of securities
on loan (identified cost, $235,293,835)                         $270,550,631
--------------------------------------------------------------------------------------------------
Cash                                                                     887
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                    2,976,948
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                       20,492
--------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    213,138
--------------------------------------------------------------------------------------------------
Other assets                                                           5,163
--------------------------------------------------------------------------------------------------
Total assets                                                                          $273,767,259
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                 $3,473,137
--------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   394,357
--------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        39,735,811
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                      14,156
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                          3,373
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                         8,999
--------------------------------------------------------------------------------------------------
  Administrative fee                                                     325
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               131,982
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      $43,762,140
--------------------------------------------------------------------------------------------------
Net assets                                                                            $230,005,119
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $492,805,255
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                      35,256,796
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (297,220,844)
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                     (836,088)
--------------------------------------------------------------------------------------------------
Net assets                                                                            $230,005,119
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               28,238,193
--------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                    $181,238,835
--------------------------------------------------------------------------------------------------
  Shares outstanding                                              22,214,957
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $8.16
--------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$8.16)                                                 $8.66
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $45,038,972
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               5,566,969
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $8.09
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                      $1,326,422
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 165,737
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $8.00
--------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $2,400,890
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 290,530
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                      $8.26
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses.
It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 2/29/04

NET INVESTMENT LOSS

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                       $1,002,152
--------------------------------------------------------------------------------------------------
  Interest                                                            42,351
--------------------------------------------------------------------------------------------------
Total investment income                                                                 $1,044,503
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                    $855,947
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                              12,100
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        228,807
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             314,112
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             225,829
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               6,350
--------------------------------------------------------------------------------------------------
  Administrative fee                                                   6,689
--------------------------------------------------------------------------------------------------
  Custodian fee                                                       33,295
--------------------------------------------------------------------------------------------------
  Printing                                                            40,478
--------------------------------------------------------------------------------------------------
  Postage                                                             23,490
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       18,458
--------------------------------------------------------------------------------------------------
  Legal fees                                                           1,171
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                        9,831
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $1,776,557
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (593)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $1,775,964
--------------------------------------------------------------------------------------------------
Net investment loss                                                                      $(731,461)
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (identified cost basis)
--------------------------------------------------------------------------------------------------
Investment transactions                                          $13,937,290
--------------------------------------------------------------------------------------------------
Foreign currency transactions                                            112
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $13,937,402
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation on investments                                        $3,776,157
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                               $17,713,559
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $16,982,098
--------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                           SIX MONTHS ENDED          YEAR ENDED
                                                                2/29/04                8/31/03
                                                              (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment loss                                            $(731,461)             $(1,541,045)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                         13,937,402               (3,099,503)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments                             3,776,157               30,289,025
--------------------------------------------------------   -------------             ------------
Increase in net assets from operations                       $16,982,098              $25,648,477
--------------------------------------------------------   -------------             ------------
Net decrease in net assets from fund share transactions     $(16,645,146)            $(33,081,638)
--------------------------------------------------------   -------------             ------------
Total increase (decrease) in net assets                         $336,952              $(7,433,161)
------------------------------------------------------------------------             ------------

NET ASSETS

At beginning of period                                      $229,668,167             $237,101,328
--------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $836,088 and $104,627, respectively)                $230,005,119             $229,668,167
--------------------------------------------------------------------------------------------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                     SIX MONTHS                                      YEAR ENDED 8/31
                                        ENDED         -------------------------------------------------------------------------
CLASS A                                2/29/04               2003             2002            2001           2000          1999
                                     (UNAUDITED)

Net asset value, beginning of period   $7.58            $6.70            $8.60          $21.45          $14.95          $11.06
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment loss                 $(0.02)          $(0.04)          $(0.07)         $(0.06)         $(0.11)         $(0.08)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  0.60             0.92            (1.83)          (9.44)           8.73            5.72
---------------------------------   --------           ------           ------          ------          ------          ------
Total from investment
operations                             $0.58            $0.88           $(1.90)         $(9.50)          $8.62           $5.64
---------------------------------   --------           ------           ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                  $--              $--              $--          $(2.78)         $(2.12)         $(1.75)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency transactions           --               --               --           (0.57)             --              --
---------------------------------   --------           ------           ------          ------          ------          ------
Total distributions declared to
shareholders                             $--              $--              $--          $(3.35)         $(2.12)         $(1.75)
---------------------------------   --------           ------           ------          ------          ------          ------
Net asset value, end of period         $8.16            $7.58            $6.70           $8.60          $21.45          $14.95
---------------------------------   --------           ------           ------          ------          ------          ------
Total return (%)(+)                     7.65++          13.13^^         (22.09)         (50.32)          60.26           54.92
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                     SIX MONTHS                                      YEAR ENDED 8/31
                                        ENDED         -------------------------------------------------------------------------
CLASS A (CONTINUED)                    2/29/04               2003            2002            2001            2000          1999
                                     (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                               1.42+            1.51            1.46            1.36            1.32            1.36
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                     (0.51)+          (0.57)          (0.92)          (0.43)          (0.56)          (0.57)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         44               72             282             319             495             334
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $181,239         $180,237        $183,797        $276,026        $600,531        $326,805
------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended August 31, 2003 would have been 12.79%.

See notes to financial statements.

Financial Highlights - continued

                                       SIX MONTHS                                   YEAR ENDED 8/31
                                          ENDED         -----------------------------------------------------------------------
CLASS B                                  2/29/04               2003            2002           2001           2000          1999
                                       (UNAUDITED)

Net asset value, beginning of period     $7.54            $6.71           $8.67         $21.55          $15.04          $11.08
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment loss                   $(0.05)          $(0.08)         $(0.13)        $(0.14)         $(0.24)         $(0.17)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                        0.60             0.91           (1.83)         (9.52)           8.78            5.75
---------------------------------   ----------           ------          ------         ------          ------          ------
Total from investment operations         $0.55            $0.83          $(1.96)        $(9.66)          $8.54           $5.58
---------------------------------   ----------           ------          ------         ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                    $--              $--             $--         $(2.68)         $(2.03)         $(1.62)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain
  on investments and foreign
  currency transactions                     --               --              --          (0.54)             --              --
---------------------------------   ----------           ------          ------         ------          ------          ------
Total distributions declared to
shareholders                               $--              $--             $--         $(3.22)         $(2.03)         $(1.62)
---------------------------------   ----------           ------          ------         ------          ------          ------
Net asset value, end of period           $8.09            $7.54           $6.71          $8.67          $21.55          $15.04
---------------------------------   ----------           ------          ------         ------          ------          ------
Total return (%)                          7.29++          12.37^^        (22.61)        (50.64)          59.15           53.89
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                2.07+            2.16            2.11           2.01            1.97            2.01
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                      (1.15)+          (1.22)          (1.57)         (1.08)          (1.20)          (1.22)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          44               72             282            319             495             334
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                          $45,039          $45,982         $49,995        $87,876        $243,420        $127,024
------------------------------------------------------------------------------------------------------------------------------
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
^^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended August 31, 2003 would have been 12.02%.

See notes to financial statements.

Financial Highlights - continued

                                                 SIX MONTHS                     YEAR ENDED 8/31                        PERIOD
                                                    ENDED         -------------------------------------------          ENDED
CLASS C                                            2/29/04               2003            2002            2001         8/31/00*
                                                 (UNAUDITED)

Net asset value, beginning of period                 $7.46               $6.65           $8.57          $21.57         $19.62
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss                               $(0.04)             $(0.08)         $(0.13)         $(0.12)        $(0.08)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    0.58                0.89           (1.79)          (9.47)          2.03
------------------------------------------------   -------              ------          ------          ------         ------
Total from investment operations                     $0.54               $0.81          $(1.92)         $(9.59)         $1.95
------------------------------------------------   -------              ------          ------          ------         ------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                        $--                 $--             $--          $(2.83)           $--
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                          --                  --              --           (0.58)            --
------------------------------------------------   -------              ------          ------          ------         ------
Total distributions declared to shareholders           $--                 $--             $--          $(3.41)           $--
------------------------------------------------   -------              ------          ------          ------         ------
Net asset value, end of period                       $8.00               $7.46           $6.65           $8.57         $21.57
------------------------------------------------   -------              ------          ------          ------         ------
Total return (%)                                      7.24++             12.18^^        (22.40)         (50.62)         59.30++
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                                            2.07+               2.16            2.11            2.01           1.97+
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (1.15)+             (1.22)          (1.57)          (1.08)         (1.53)+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      44                  72             282             319            495
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                       $1,326              $1,199          $1,240          $1,505         $1,022
------------------------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class C shares, June 1, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended August 31, 2003 would have been 11.83%.

See notes to financial statements.

Financial Highlights - continued

                                        SIX MONTHS                                  YEAR ENDED 8/31
                                           ENDED         ----------------------------------------------------------------------
CLASS I                                   2/29/04               2003            2002           2001          2000          1999
                                        (UNAUDITED)

Net asset value, beginning of period       $7.66            $6.75           $8.64          $21.54          $14.99         $11.10
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment loss                    $(0.01)          $(0.01)         $(0.05)         $(0.01)         $(0.04)        $(0.03)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency         0.61             0.92           (1.84)          (9.47)           8.76           5.72
--------------------------------------   ------           ------          ------          ------          ------         ------
Total from investment operations          $0.60            $0.91          $(1.89)         $(9.48)          $8.72          $5.69
--------------------------------------   ------           ------          ------          ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                              $--              $--             $--          $(2.84)         $(2.17)        $(1.80)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and foreign
  currency transactions                      --               --              --           (0.58)             --             --
--------------------------------------   ------           ------          ------          ------          ------         ------
Total distributions declared to
shareholders                                $--              $--             $--          $(3.42)         $(2.17)        $(1.80)
--------------------------------------   ------           ------          ------          ------          ------         ------
Net asset value, end of period            $8.26            $7.66           $6.75           $8.64          $21.54         $14.99
--------------------------------------   ------           ------          ------          ------          ------         ------
Total return (%)                           7.83++          13.48^^        (21.88)         (50.14)          60.76          55.45
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                 1.07+            1.16            1.11            1.01            0.97           1.01
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                       (0.16)+          (0.22)          (0.57)          (0.08)          (0.21)         (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           44               72             282             319             495            334
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000
Omitted)                                 $2,401           $2,250          $2,070          $2,739          $6,418         $2,829
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended August 31, 2003 would have been 13.13%.

See notes to financial statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Managed Sectors Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund and short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the fund received a cash settlement in the amount of $743,793, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.02 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended August 31, 2003 would have been lower by 0.34%, 0.35%, 0.35%, and 0.35% for class A, B, C and I, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount for the six months ended February 29, 2004 is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The fund paid no distributions for the years ended August 31, 2003 and August 31, 2002.

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                  $(308,073,328)
          ---------------------------------------------------------
          Post-October capital loss deferral            (2,744,828)
          ---------------------------------------------------------
          Unrealized appreciation                       31,140,549
          ---------------------------------------------------------
          Other temporary differences                     (104,627)
          ---------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE

          August 31, 2009                             $(18,916,162)
          ---------------------------------------------------------
          August 31, 2010                             (209,919,760)
          ---------------------------------------------------------
          August 31, 2011                              (79,237,406)
          ---------------------------------------------------------
          Total                                      $(308,073,328)
          ---------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

First $2.5 billion of average net assets                         0.75%
Average net assets in excess of 2.5 billion                      0.70%

Management fees incurred for the six months ended February 29, 2004 were 0.75% of average daily net assets on an annualized basis.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net decrease of $14,052 as a result of the change in the fund's pension liability for current Trustees and a pension expense of $2,387 for retired Trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.0175%
          ---------------------------------------------------------
          Next $2.5 billion                                 0.0130%
          ---------------------------------------------------------
          Next $2.5 billion                                 0.0005%
          ---------------------------------------------------------
          In excess of $7 billion                           0.0000%
          ---------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $4,976 for six month ended February 29, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A         CLASS B         CLASS C

Distribution Fee                        0.10%           0.75%           0.75%
-------------------------------------------------------------------------------
Service Fee                             0.25%           0.25%           0.25%
-------------------------------------------------------------------------------
Total Distribution Plan                 0.35%           1.00%           1.00%
-------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended February 29, 2004, amounted to:

                                      CLASS A         CLASS B         CLASS C

Service Fee Retained by MFD            $8,043            $858              $4
-------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                                      CLASS A         CLASS B         CLASS C

Effective Annual Percentage Rates       0.35%           1.00%           1.00%
-------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:
                                               CLASS A    CLASS B    CLASS C

Contingent Deferred Sales Charges Imposed       $424      $37,533     $101
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $125,539 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $26,899 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $99,896,626 and $114,890,760, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $235,633,925
--------------------------------------------------------------------------------
Gross unrealized appreciation                               $36,418,350
--------------------------------------------------------------------------------
Gross unrealized depreciation                                (1,501,644)
--------------------------------------------------------------------------------
Net unrealized appreciation                                 $34,916,706
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             Six months ended                      Year ended
                                                  2/29/04                            8/31/03
                                         SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES

Shares sold                                 727,765        $5,742,252        1,956,338       $12,960,002
---------------------------------------------------------------------------------------------------------
Shares reacquired                        (2,305,961)      (18,209,458)      (5,584,582)      (36,876,148)
---------------------------------------------------------------------------------------------------------
Net decrease                             (1,578,196)     $(12,467,206)      (3,628,244)     $(23,916,146)
---------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                 268,543        $2,103,075          818,965        $5,502,570
---------------------------------------------------------------------------------------------------------
Shares reacquired                          (803,028)       (6,288,912)      (2,166,390)      (14,423,562)
---------------------------------------------------------------------------------------------------------
Net decrease                               (534,485)      $(4,185,837)      (1,347,425)      $(8,920,992)
---------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                  30,625          $236,295          160,262        $1,068,677
---------------------------------------------------------------------------------------------------------
Shares reacquired                           (25,736)         (200,448)        (185,934)       (1,225,803)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                       4,889           $35,847          (25,672)        $(157,126)
---------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                   9,588           $75,294           26,922          $183,217
---------------------------------------------------------------------------------------------------------
Shares reacquired                           (12,766)         (103,244)         (39,742)         (270,591)
---------------------------------------------------------------------------------------------------------
Net decrease                                 (3,178)         $(27,950)         (12,820)         $(87,374)
---------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004, was $842. The fund had no borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.


--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)                                    Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36)                           CBL & Associates Properties, Inc. (real estate
Co-Chair                                                 investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38)
(diversified services company), Chairman, Trustee        Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30)                               (investor in health care companies), Managing
Co-Chair                                                 General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37)                   2001)
Trustee
Brigham and Women's Hospital, Chief of Cardiac           ELAINE R. SMITH (born 04/25/46)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Cohn, Sherratt and Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Gutow, Ives, Perera and Poorvu, and Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee of the Trust from January 1, 2002 until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until February 6, 2004. Ms. O'Neill retired on December
31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs.
Manning and Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                        CUSTODIANS
Massachusetts Financial Services Company                  State Street Bank and Trust Company
500 Boylston Street, Boston, MA                           225 Franklin Street, Boston, MA
02116-3741                                                02110

DISTRIBUTOR                                               JP Morgan Chase Bank
MFS Fund Distributors, Inc.                               One Chase Manhattan Plaza
500 Boylston Street, Boston, MA                           New York, NY 10081
02116-3741

PORTFOLIO MANAGERS
Margaret W. Adams
S. Irfan Ali
Stephen Pesek

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              MMS-SEM-4/04 64M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 2/29/04

MFS(R) TECHNOLOGY FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) TECHNOLOGY FUND

The fund seeks capital appreciation.

-------------------------------------------------------------------------------
To view MFS' statement concerning regulatory issues affecting the mutual fund industry and the firm, please visit mfs.com.
-------------------------------------------------------------------------------


TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW                                  5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
----------------------------------------------------
FINANCIAL STATEMENTS                              16
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     31
----------------------------------------------------
TRUSTEES AND OFFICERS                             42
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      44
----------------------------------------------------
CONTACT INFORMATION                               45
----------------------------------------------------
ASSET ALLOCATION                                  46

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

As the firm's new Chief Executive Officer, I want to thank you for your continued trust in MFS and tell you about the series of actions we have taken since our recent settlements with the regulators. These actions are designed to enhance the governance structure of the MFS funds, tighten our business practices, and strengthen the management team at MFS.

In early February, Robert Pozen joined MFS as non-executive Chairman. A seasoned veteran of the mutual fund industry, Bob has held prior positions as President of Fidelity Management & Research Company, as Associate General Counsel of the Securities and Exchange Commission, and as a visiting professor at Harvard Law School.

In an effort to develop and implement policies that we believe will set a new standard in regulatory compliance, MFS has hired two new senior executives. Jeffrey Carp is joining us as General Counsel with responsibility for all of our legal affairs. Previously he was a senior partner with the law firm of Hale and Dorr LLP. Also joining MFS in the new position of Executive Vice President of Regulatory Affairs is Maria Dwyer, who returned to the firm after serving as a senior executive at Fidelity. At MFS, Maria is in charge of compliance, internal audit, and fund treasury.

In the area of governance, we have taken steps to enhance the independence of our funds' boards of trustees to better protect the interests of shareholders. We have independent board chairs and at least 75% of the trustees are independent. The trustees will appoint not only their own counsel but also an independent compliance officer. This officer will assist the boards and their committees in monitoring the MFS funds' compliance with federal and state regulations.

In February, MFS reached agreements with federal and state regulators to settle their administrative proceedings against the firm and two senior executives in connection with market timing and related issues. Under the terms of the settlements, we agreed to pay $225 million to compensate affected retail fund shareholders. The $225 million will be distributed in accordance with a distribution plan developed by an independent consultant.

We have further agreed with state regulators to reduce management fees on certain funds we advise by approximately $25 million annually over the next five years and to pay an administrative fine of $1 million, which will be used for the purpose of investor education. We have introduced a set of policies designed to protect the MFS funds and MFS fund shareholders from market timing abuses. By July, all MFS retail funds, except money market funds, will have a 2% redemption fee on short-term trades. Our global, international, high-yield, mid- and small-cap funds will impose the 2% fee on redemptions or exchanges of fund shares made within 30 calendar days of a share purchase. For all other MFS funds, except money market funds, the 2% fee will be imposed on redemptions or exchanges made within 5 business days of a share purchase. See the fund prospectus for more information.

We continue to use fair value pricing, a strategy that minimizes the potential for investors to take advantage of "stale" prices. These can occur, as one example, when funds own foreign securities whose prices close on overseas exchanges in different time zones. At the same time, we enhanced our monitoring of excessive trading. We did so by increasing our staff and updating our computer systems to improve our ability to detect excessive trading in our funds. Finally, we are supporting industry efforts to establish a "hard" 4 p.m. close on all trading, which would prevent the possibility of late trading.

In March, MFS reached a second settlement with the SEC under an administrative proceeding resolving the SEC's investigation into how we disclosed brokerage allocation practices in connection with fund sales. According to the settlement order, we did not effectively disclose the potential conflict of interest that may arise from these arrangements.

Under the terms of the settlement, MFS has agreed to pay one dollar in disgorgement and $50 million in penalty to MFS fund shareholders. The settlement noted that MFS had policies in place designed to obtain best execution of all trades of securities within MFS portfolios.

This past November, MFS eliminated the above mentioned practice of directing brokerage commissions to certain firms in recognition of fund sales. Additionally, we announced in March that we would ban the use of soft dollars to acquire third-party securities research and market data. Soft dollars are permitted under federal securities laws. In fact, it is a common industry practice to use a portion of the brokerage commissions to pay for certain research and execution products and services that are provided to asset managers. MFS will now pay cash out of its own pocket for third-party research and market data.

MFS continues to be financially strong, with more than U.S. $140 billion (as of 12/31/03) in assets under management, which continued to be stable during the first quarter of 2004. We also have the full support of our parent company, Sun Life Financial, an internationally diversified financial services firm that manages more than U.S. $269 billion (as of 12/31/03).

We chose to settle these two proceedings with the SEC so we could concentrate on serving our fund shareholders. As Chief Investment Officer, my focus is on ensuring that our portfolio teams work closely together and take full advantage of all the resources available to them to deliver the best possible investment performance.

As the inventor of the open-end mutual fund in America in 1924, MFS has a strong tradition and culture of innovation. By strengthening our business and governance practices, we believe we have an unprecedented opportunity to set a new standard in the mutual fund industry.

As I look ahead, I do so with confidence. The collaboration among MFS employees, many of whom have worked at the firm for their entire careers, continues as we remain singularly dedicated to our clients. It has been our sincere privilege to serve you, and we thank you for the confidence that you have shown in MFS.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o   global asset management expertise across all asset classes

o   time-tested money management process for pursuing consistent results

o   full spectrum of investment products backed by MFS Original Research(R)

o   resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o   analyzing financial statements and balance sheets

o   talking extensively with companies' customers and competitors

o   developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended February 29, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation -- excluding volatile food and energy prices -- remained very low relative to historical averages. In contrast to the broader market which continued to advance through February 2004, however, technology stocks retreated somewhat in the last month of the quarter.

FUND POSITIONING

In August 2003, MFS Global Telecommunications Fund was reorganized and its assets were merged with those of MFS Technology Fund. There were significant synergies between the two funds; however, the addition of utilities and telephone services companies reduced the combined funds' exposure to the more pure technology industries.

DETRACTORS FROM PERFORMANCE

The fund's performance was hampered by stock selection and an underweighting in the network and telecommunications industry, particularly in wireless and wireline infrastructure companies. As the period began, we believed that wireless and wireline companies would continue to hold back capital spending on infrastructure as they had for the past few years. Instead, these companies ramped up their spending, and infrastructure companies such as Nortel Networks, Lucent Technologies, and QUALCOMM performed very well. Although the fund owned stock in Nortel and QUALCOMM, we remained underweighted in these stocks relative to the benchmark and missed some of the strong returns generated by the two firms. As a result, these stocks held back relative returns. Not owning Lucent stock similarly detracted from fund results.

-----------------------------------------------
TOP 5 INDUSTRY WEIGHTINGS
AS OF 2/29/04

ELECTRONICS                               31.0%
-----------------------------------------------
NETWORK AND TELECOM EQUIPMENT             16.8%
-----------------------------------------------
COMPUTER SOFTWARE                         16.7%
-----------------------------------------------
BUSINESS SERVICES                          9.6%
-----------------------------------------------
PC AND PERIPHERALS                         9.0%
-----------------------------------------------
The portfolio is actively managed, and current
weightings may be different.
-----------------------------------------------

In addition, stock selection among Internet stocks held back fund returns. Some of the stocks we owned underperformed the fund's benchmark, the Goldman Sachs Technology Index, and some of the group's stocks that we did not own outperformed the index.

The fund's positions in BISYS and White Electronic Designs also detracted from performance. Information processing firm BISYS failed to meet its revenue projections for its fee business and insurance divisions. The fund sold its BISYS stock because of poor performance. White Electronic Designs manufactures semiconductors used in military applications. When an accounting change negatively affected how the company recognized revenue, the company's stock price declined.

The fund's cash position also detracted from relative performance. As with nearly all mutual funds, this fund holds some cash to buy new holdings and to cover shareholder redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark which has no cash position.

CONTRIBUTORS TO PERFORMANCE

The addition of MFS Global Telecommunications Fund assets resulted in an overweighting of wireless communications stocks in the combined fund which contributed significantly to relative returns for the period. Stock selection in the industry also added to performance, especially when our wireless positions held their values better than other technology firms during the downturn in February of 2004. Fund returns were helped by an overweighted position in Andrew Corp., a wireless communications equipment company that we believed was positioned to benefit from infrastructure spending.

Stock selection in the computer software industry was also strong. Examples include the fund's holdings in Netscreen Technologies, which specializes in network security solutions, and Akamai Technologies, which specializes in "e-business" infrastructure. Both companies added to relative performance. The fund sold its Netscreen position when the stock reached our price target.

The fund also benefited from relative underweightings in Microsoft, Intel, and Dell during a period in which we observed that larger capitalization companies tended to underperform the market as compared to smaller capitalization companies. Our holdings in Flextronics International, which provides contract manufacturing services for computer and electronics companies, also contributed to the fund's relative return.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

Note to Shareholders: Effective April 1, 2004, Daniel G. Scherman assumed primary responsibility for the day-to-day management of the fund.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 2/29/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

                   Class
     Share       inception
     class         date        6-mo      1-yr       3-yr       5-yr     Life*
------------------------------------------------------------------------------
       A         1/02/1997      --        53.54%    -12.56%     -6.15%   3.90%
------------------------------------------------------------------------------
       B         4/14/2000      --        52.85%    -13.10%     -6.62%   3.53%
------------------------------------------------------------------------------
       C         4/14/2000      --        52.52%    -13.14%     -6.66%   3.51%
------------------------------------------------------------------------------
       I         1/02/1997      --        54.06%    -12.24%     -5.79%   4.17%
------------------------------------------------------------------------------
      R1        12/31/2002      --        53.30%    -12.65%     -6.21%   3.85%
------------------------------------------------------------------------------
      R2        10/31/2003      --        53.57%    -12.55%     -6.15%   3.90%
------------------------------------------------------------------------------

Comparative benchmarks

--------------------
  Average annual
--------------------

------------------------------------------------------------------------------
  Average science and
  technology fund+             13.33%     61.10%    -10.13%     -2.84%   6.51%
------------------------------------------------------------------------------
  Goldman Sachs Technology
  Index#**                     13.89%     55.88%     -7.33%     -5.10%   7.17%
------------------------------------------------------------------------------
  Merrill Lynch 100
  Technology Index#            16.81%     75.33%     -5.86%      0.54%   8.81%
------------------------------------------------------------------------------

Periods less than one year are actual, not annualized.

--------------------
  Average annual
 with sales charge
--------------------

     Share
     class                     6-mo      1-yr       3-yr       5-yr     Life*
------------------------------------------------------------------------------
       A                        --        44.71%    -14.27%     -7.26%   3.04%
------------------------------------------------------------------------------
       B                        --        48.85%    -13.97%     -6.92%   3.53%
------------------------------------------------------------------------------
       C                        --        51.52%    -13.14%     -6.66%   3.51%
------------------------------------------------------------------------------
  I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                      12.29%      53.54%    -33.14%    -27.20%  31.46%
------------------------------------------------------------------------------
       B                      12.05%      52.85%    -34.37%    -29.00%  28.21%
------------------------------------------------------------------------------
       C                      11.95%      52.52%    -34.46%    -29.13%  27.97%
------------------------------------------------------------------------------
       I                      12.57%      54.06%    -32.41%    -25.80%  33.98%
------------------------------------------------------------------------------
      R1                      12.20%      53.30%    -33.36%    -27.44%  31.03%
------------------------------------------------------------------------------
      R2                      12.31%      53.57%    -33.13%    -27.19%  31.48%
------------------------------------------------------------------------------
  Periods less than one year are actual, not annualized.
* For the period from the commencement of the fund's investment operations, January 2, 1997, through February 29, 2004. Index information is from January 1, 1997.
** Effective June 4, 2003, we no longer use the Merrill Lynch 100 Technology
   Index as a benchmark because we believe the Goldman Sachs Technology Index better reflects the fund's investment policies and objectives.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
#  Source: Bloomberg L.P.

INDEX DEFINITIONS

GOLDMAN SACHS TECHNOLOGY INDEX - The Goldman Sachs Technology Index is a commonly used measure of technology stock performance.

MERRILL LYNCH 100 TECHNOLOGY INDEX - The Merrill Lynch 100 Technology Index is a broad measure of the technology sector.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and Class R2 shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance would be less favorable. See the prospectus and financial statements for details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

The portfolio focuses on companies in a limited number of sectors making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly.

Investing in small and/or emerging growth companies is riskier than investing in more established companies.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 2/29/04
----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 97.8%
----------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES          $ VALUE
----------------------------------------------------------------------------------------------
U.S. Stocks - 76.0%
----------------------------------------------------------------------------------------------
Business Services - 7.9%
----------------------------------------------------------------------------------------------
Alliance Data Systems Corp.*                                           66,300       $1,985,685
----------------------------------------------------------------------------------------------
Computer Sciences Corp.*                                               29,809        1,245,718
----------------------------------------------------------------------------------------------
Digitas, Inc.*^                                                       263,010        2,622,210
----------------------------------------------------------------------------------------------
DST Systems, Inc.*                                                     74,090        3,316,269
----------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                          34,700        1,339,767
----------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                    36,090        1,839,146
----------------------------------------------------------------------------------------------
Monster Worldwide, Inc.*                                              128,000        2,816,000
----------------------------------------------------------------------------------------------
Perot Systems Corp., "A"^                                             172,000        2,377,040
----------------------------------------------------------------------------------------------
                                                                                   $17,541,835
----------------------------------------------------------------------------------------------
Computer Software - 14.4%
----------------------------------------------------------------------------------------------
Akamai Technologies, Inc.*^                                           195,300       $2,929,500
----------------------------------------------------------------------------------------------
ANSYS, Inc.*                                                           66,297        2,660,499
----------------------------------------------------------------------------------------------
Ascential Software Corp.*                                              65,100        1,468,656
----------------------------------------------------------------------------------------------
Aspect Communications Corp.*                                           45,600          823,536
----------------------------------------------------------------------------------------------
Manhattan Associates, Inc.*                                            68,150        1,953,179
----------------------------------------------------------------------------------------------
Microsoft Corp.                                                       308,010        8,162,265
----------------------------------------------------------------------------------------------
Network Associates, Inc.                                               53,500          938,390
----------------------------------------------------------------------------------------------
Novell, Inc.                                                           99,900        1,016,982
----------------------------------------------------------------------------------------------
Oracle Corp.                                                          336,318        4,331,776
----------------------------------------------------------------------------------------------
RSA Security, Inc.^                                                    74,900        1,245,587
----------------------------------------------------------------------------------------------
SERENA Software, Inc.^                                                 95,100        1,969,521
----------------------------------------------------------------------------------------------
Sybase, Inc.                                                           53,450        1,149,709
----------------------------------------------------------------------------------------------
VERITAS Software Corp.                                                108,120        3,289,010
----------------------------------------------------------------------------------------------
                                                                                   $31,938,610
----------------------------------------------------------------------------------------------
Computer Software - Systems - 6.8%
----------------------------------------------------------------------------------------------
Avnet, Inc.*                                                           60,500       $1,424,775
----------------------------------------------------------------------------------------------
Black Box Corp.^                                                       23,400        1,205,334
----------------------------------------------------------------------------------------------
CDW Corp.                                                              14,200          982,356
----------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                   237,233        5,387,561
----------------------------------------------------------------------------------------------
International Business Machines Corp.                                  21,681        2,092,217
----------------------------------------------------------------------------------------------
QAD, Inc.^                                                             86,000        1,318,380
----------------------------------------------------------------------------------------------
Tech Data Corp.                                                        30,760        1,244,857
----------------------------------------------------------------------------------------------
Xerox Corp.^                                                           90,940        1,285,892
----------------------------------------------------------------------------------------------
                                                                                   $14,941,372
----------------------------------------------------------------------------------------------
Electronics - 23.1%
----------------------------------------------------------------------------------------------
Agere Systems, Inc., "B"*                                           1,528,390       $5,670,327
----------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                   29,640        1,833,234
----------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                   97,730        4,876,727
----------------------------------------------------------------------------------------------
Applied Films Corp.*                                                   51,900        1,807,158
----------------------------------------------------------------------------------------------
Applied Materials, Inc.*                                               84,100        1,786,284
----------------------------------------------------------------------------------------------
Arrow Electronics, Inc.*                                               66,560        1,637,376
----------------------------------------------------------------------------------------------
Benchmark Electronics, Inc.*                                           32,100        1,117,401
----------------------------------------------------------------------------------------------
Cymer, Inc.*                                                           70,600        2,720,924
----------------------------------------------------------------------------------------------
DSP Group, Inc.*^                                                      36,500          929,655
----------------------------------------------------------------------------------------------
ESS Technology, Inc.*                                                  52,010          820,718
----------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.*                                      41,500        1,142,910
----------------------------------------------------------------------------------------------
Intel Corp.                                                           276,883        8,093,290
----------------------------------------------------------------------------------------------
International Rectifier Corp.*                                         30,169        1,392,601
----------------------------------------------------------------------------------------------
Lam Research Corp.*                                                    32,600          833,582
----------------------------------------------------------------------------------------------
National Semiconductor Corp.*                                          59,600        2,345,856
----------------------------------------------------------------------------------------------
PerkinElmer, Inc.                                                      26,850          559,554
----------------------------------------------------------------------------------------------
Power Integrations, Inc.                                               26,200          772,376
----------------------------------------------------------------------------------------------
SanDisk Corp.^                                                         46,200        1,171,632
----------------------------------------------------------------------------------------------
Skyworks Solutions, Inc.^                                              88,900        1,002,792
----------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                               158,360        4,853,734
----------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc.^                                         180,100        4,054,051
----------------------------------------------------------------------------------------------
White Electronic Designs Corp.^                                       127,510        1,014,979
----------------------------------------------------------------------------------------------
Xilinx, Inc.                                                           16,420          690,297
----------------------------------------------------------------------------------------------
                                                                                   $51,127,458
----------------------------------------------------------------------------------------------
Internet - 2.6%
----------------------------------------------------------------------------------------------
Digital River, Inc.*^                                                 126,000       $2,758,140
----------------------------------------------------------------------------------------------
EarthLink, Inc.*                                                      335,500        3,063,115
----------------------------------------------------------------------------------------------
                                                                                    $5,821,255
----------------------------------------------------------------------------------------------

Personal Computers & Peripherals - 5.1%
----------------------------------------------------------------------------------------------
Avid Technology, Inc.*                                                 18,150         $770,831
----------------------------------------------------------------------------------------------
Dell, Inc.*                                                           171,713        5,606,429
----------------------------------------------------------------------------------------------
Ingram Micro, Inc., "A"*                                               32,330          613,623
----------------------------------------------------------------------------------------------
Jabil Circuit, Inc.*                                                   27,220          761,616
----------------------------------------------------------------------------------------------
Sanmina-Sci Corp.                                                     158,690        2,013,776
----------------------------------------------------------------------------------------------
Solectron Corp.                                                        92,600          591,714
----------------------------------------------------------------------------------------------
Western Digital Corp.                                                  72,620          827,142
----------------------------------------------------------------------------------------------
                                                                                   $11,185,131
----------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.4%
----------------------------------------------------------------------------------------------
Andrew Corp.*                                                         178,900       $3,187,998
----------------------------------------------------------------------------------------------

Telecommunications - Wireline - 14.5%
----------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                           94,400       $3,073,664
----------------------------------------------------------------------------------------------
At Road, Inc.*^                                                        54,400          650,080
----------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                  504,343       11,650,323
----------------------------------------------------------------------------------------------
F5 Networks, Inc.*                                                     26,400          873,576
----------------------------------------------------------------------------------------------
Foundry Networks, Inc.*                                                27,000          637,200
----------------------------------------------------------------------------------------------
Juniper Networks, Inc.*^                                               80,800        2,090,296
----------------------------------------------------------------------------------------------
Motorola, Inc.                                                        224,755        4,146,730
----------------------------------------------------------------------------------------------
Powerwave Technologies, Inc.                                          112,300        1,108,401
----------------------------------------------------------------------------------------------
QUALCOMM, Inc.                                                         69,800        4,428,810
----------------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                               77,620        2,569,222
----------------------------------------------------------------------------------------------
UTStarcom, Inc.^                                                       22,600          748,761
----------------------------------------------------------------------------------------------
                                                                                   $31,977,063
----------------------------------------------------------------------------------------------
Telephone Services - 0.2%
----------------------------------------------------------------------------------------------
Cincinnati Bell, Inc.*                                                 89,870         $462,830
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $168,183,552
----------------------------------------------------------------------------------------------

Foreign Stocks - 21.8%
----------------------------------------------------------------------------------------------
Bermuda - 2.5%
----------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*                              145,130       $3,352,503
----------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)*                           46,350        2,110,315
----------------------------------------------------------------------------------------------
                                                                                    $5,462,818
----------------------------------------------------------------------------------------------

Canada - 3.8%
----------------------------------------------------------------------------------------------
ATI Technologies, Inc. (Personal Computers &
Peripherals)*^                                                       160,180       $2,494,003
----------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)                 566,100        4,517,478
----------------------------------------------------------------------------------------------
Open Text Corp. (Computer Software)^                                   48,000        1,427,040
----------------------------------------------------------------------------------------------
                                                                                    $8,438,521
----------------------------------------------------------------------------------------------
Cayman Islands - 0.6%
----------------------------------------------------------------------------------------------
Seagate Technology LLC (Personal Computers &
Peripherals)^                                                          81,300       $1,406,490
----------------------------------------------------------------------------------------------

France - 1.0%
----------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                               79,260       $2,186,212
----------------------------------------------------------------------------------------------

Germany - 1.4%
----------------------------------------------------------------------------------------------
EPCOS AG (Electronics)^                                                91,600       $2,186,971
----------------------------------------------------------------------------------------------
SAP Aktiengesellschaft, ADR (Computer Software)                        25,950        1,027,620
----------------------------------------------------------------------------------------------
                                                                                    $3,214,591
----------------------------------------------------------------------------------------------
Japan - 3.5%
----------------------------------------------------------------------------------------------
Canon, Inc., ADR (Personal Computers & Peripherals)                    48,100       $2,364,115
----------------------------------------------------------------------------------------------
Fujikura Ltd. (Electrical Equipment)^                                 217,000        1,054,854
----------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                           114          591,734
----------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)                                        43,000        1,511,603
----------------------------------------------------------------------------------------------
Stanley Electric Co. Ltd. (Electronics)                                61,400        1,045,489
----------------------------------------------------------------------------------------------
Tamron Co. Ltd. (Leisure & Toys)^                                      27,000        1,134,527
----------------------------------------------------------------------------------------------
                                                                                    $7,702,322
----------------------------------------------------------------------------------------------
Mexico - 0.8%
----------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Telecommunications -
Wireless)^                                                             52,640       $1,877,142
----------------------------------------------------------------------------------------------

Netherlands - 1.5%
----------------------------------------------------------------------------------------------
ASML Holding N.V. (Electronics)*                                       26,500         $483,890
----------------------------------------------------------------------------------------------
Royal KPN N.V. (Telephone Services)                                    89,480          706,923
----------------------------------------------------------------------------------------------
STMicroelectronics N.V., ADR (Telephone Services)^                     79,540        2,056,109
----------------------------------------------------------------------------------------------
                                                                                    $3,246,922
----------------------------------------------------------------------------------------------

Singapore - 1.3%
----------------------------------------------------------------------------------------------
Flextronics International Ltd. (Personal Computers &
Peripherals)*                                                         111,410       $2,016,521
----------------------------------------------------------------------------------------------
MobileOne Ltd. (Telecommunications - Wireless)                        913,000          831,585
----------------------------------------------------------------------------------------------
                                                                                    $2,848,106
----------------------------------------------------------------------------------------------
South Korea - 2.8%
----------------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd., GDR (Electronics)                        21,425       $5,002,738
----------------------------------------------------------------------------------------------
Samsung SDI Co. Ltd., GDR (Electrical Equipment)                       33,400        1,138,272
----------------------------------------------------------------------------------------------
                                                                                    $6,141,010
----------------------------------------------------------------------------------------------
Taiwan - 0.4%
----------------------------------------------------------------------------------------------
AU Optronics Corp., ADR (Electronics)                                  51,490         $885,628
----------------------------------------------------------------------------------------------

United Kingdom - 2.2%
----------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                       65,300       $1,820,564
----------------------------------------------------------------------------------------------
ARM Holdings PLC (Electronics)                                        370,300          832,972
----------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)*                   847,940        2,116,267
----------------------------------------------------------------------------------------------
                                                                                    $4,769,803
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $48,179,565
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $182,884,314)                                      $216,363,117
----------------------------------------------------------------------------------------------

Convertible Bond - 0.3%
----------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                             (000 Omitted)
----------------------------------------------------------------------------------------------
Computer Software - Systems - 0.3%
----------------------------------------------------------------------------------------------
Brocade Communications Systems, Inc., 2%, 2007
(Identified Cost, $737,181)                                              $738         $681,728
----------------------------------------------------------------------------------------------

Short-Term Obligation - 1.8%
----------------------------------------------------------------------------------------------
General Electric Capital Corp., due 3/01/04,
at Amortized Cost                                                      $3,901       $3,901,000
----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 13.1%
----------------------------------------------------------------------------------------------

                                                                       SHARES
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at
Identified Cost                                                    28,990,281      $28,990,281
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $216,512,776)                                 $249,936,126
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (13.0)%                                           (28,684,805)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $221,251,321
----------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
--------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 2/29/04

ASSETS

Investments, at value, including $28,162,687 of securities
on loan (identified cost, $216,512,776)                         $249,936,126
--------------------------------------------------------------------------------------------------
Cash                                                                     763
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                      433,441
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      236,065
--------------------------------------------------------------------------------------------------
Interest and dividends receivable                                     50,044
--------------------------------------------------------------------------------------------------
Total assets                                                                          $250,656,439
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for fund shares reacquired                                  $380,442
--------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        28,990,281
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                      13,484
--------------------------------------------------------------------------------------------------
  Reimbursement fee                                                    9,848
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                        11,063
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      $29,405,118
--------------------------------------------------------------------------------------------------
Net assets                                                                            $221,251,321
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $550,167,715
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                      33,423,376
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                           (360,848,088)
--------------------------------------------------------------------------------------------------
Accumulated net investment loss                                   (1,491,682)
--------------------------------------------------------------------------------------------------
Total                                                                                 $221,251,321
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               23,960,062
--------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                    $123,479,577
--------------------------------------------------------------------------------------------------
  Shares outstanding                                              13,242,232
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $9.32
--------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$9.32)                                                 $9.89
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $69,134,862
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               7,592,150
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $9.11
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $23,033,796
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               2,533,497
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $9.09
--------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $4,838,645
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 509,914
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                      $9.49
--------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                        $759,135
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                  81,698
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                      $9.29
--------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                          $5,306
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                     571
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                      $9.29
--------------------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses.
It also describes any gains and/or losses generated by fund operations.

FOR THE SIX MONTHS ENDED 2/29/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                          $298,346
--------------------------------------------------------------------------------------------------
  Interest                                                             47,210
--------------------------------------------------------------------------------------------------
  Income on securities loaned                                          26,275
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                              (12,136)
--------------------------------------------------------------------------------------------------
Total investment income                                                                   $359,695
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                     $783,485
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                               11,265
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         346,474
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              199,615
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              336,860
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              112,634
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                                 912
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                   8
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                     4
--------------------------------------------------------------------------------------------------
  Administrative fee                                                    6,472
--------------------------------------------------------------------------------------------------
  Custodian fee                                                        50,726
--------------------------------------------------------------------------------------------------
  Printing                                                             64,844
--------------------------------------------------------------------------------------------------
  Postage                                                              33,342
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        41,601
--------------------------------------------------------------------------------------------------
  Legal fees                                                              496
--------------------------------------------------------------------------------------------------
  Registration fees                                                    72,125
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                        46,704
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $2,107,567
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (7,504)
--------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                        (248,686)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $1,851,377
--------------------------------------------------------------------------------------------------
Net investment loss                                                                    $(1,491,682)
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------
  Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                         $21,344,866
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        (5,046)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $21,339,820
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation
--------------------------------------------------------------------------------------------------
  Investments                                                      $3,572,761
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies           2,582
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                             $3,575,343
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                               $24,915,163
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $23,423,481
--------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                           SIX MONTHS ENDED           YEAR ENDED
                                                               2/29/04                 8/31/03
                                                             (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment loss                                          $(1,491,682)             $(1,360,190)
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                         21,339,820              (11,939,491)
-------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                    3,575,343               46,886,316
-------------------------------------------------------   --------------              -----------
Increase in net assets from operations                       $23,423,481              $33,586,635
-------------------------------------------------------   --------------              -----------
Net increase in net assets from fund share transactions      $10,853,897              $60,726,943
-------------------------------------------------------   --------------              -----------
Total increase in net assets                                 $34,277,378              $94,313,578
-------------------------------------------------------   --------------              -----------

NET ASSETS

At beginning of period                                      $186,973,943              $92,660,365
-------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $1,491,682 and $0, respectively)                    $221,251,321             $186,973,943
-------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

                                     SIX MONTHS                                      YEAR ENDED 8/31
                                        ENDED         -------------------------------------------------------------------------
CLASS A                                2/29/04           2003            2002            2001            2000          1999
                                     (UNAUDITED)

Net asset value, beginning of period   $8.30            $6.25          $10.70          $28.03            $18.34          $11.49
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)              $(0.05)          $(0.07)         $(0.11)         $(0.14)           $(0.17)         $(0.08)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  1.07             2.12           (4.34)         (16.69)            14.44            7.44
-----------------------------------   ------           ------          ------          ------            ------          ------
Total from investment operations       $1.02            $2.05          $(4.45)        $(16.83)           $14.27           $7.36
-----------------------------------   ------           ------          ------          ------            ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                  $--              $--             $--          $(0.18)           $(4.58)         $(0.51)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency transactions           --               --              --           (0.32)               --              --
-----------------------------------   ------           ------          ------          ------            ------          ------
  From paid-in capital                    --               --              --           (0.00)+++            --              --
-----------------------------------   ------           ------          ------          ------            ------          ------
Total distributions declared to
shareholders                             $--              $--             $--          $(0.50)           $(4.58)         $(0.51)
-----------------------------------   ------           ------          ------          ------            ------          ------
Net asset value, end of period         $9.32            $8.30           $6.25          $10.70            $28.03          $18.34
-----------------------------------   ------           ------          ------          ------            ------          ------
Total return (%)(+)                    12.29++          32.80         (41.53)          (61.02)           (87.93)         (65.25)
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                     SIX MONTHS                                      YEAR ENDED 8/31
                                        ENDED         -----------------------------------------------------------------------
CLASS A (CONTINUED)                    2/29/04            2003            2002            2001            2000          1999
                                     (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                               1.50+            1.52            1.51            1.52            1.40            1.17
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                     (1.15)+          (1.05)          (1.22)          (0.87)          (0.81)          (0.83)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         81              162             210             413             294             104
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $123,480         $101,059         $53,142         $66,358         $57,382          $1,658
------------------------------------------------------------------------------------------------------------------------------

(S) Effective April 14, 2000, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class A. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement.
    This agreement will terminate on the earlier of December 31, 2004, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. The fund will not be required to reimburse MFS for expenses borne under a previous agreement that expired on December 31, 2003. Prior to April 14, 2000, the investment adviser and the distributor waived their fees. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                    $(0.06)          $(0.09)         $(0.13)         $(0.14)         $(0.27)         $(0.20)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                               1.74+            1.76            1.74            1.55            1.84            2.42
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                     (1.39)+          (1.29)          (1.45)          (0.90)          (1.25)          (2.08)
------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

                                              SIX MONTHS                     YEAR ENDED 8/31                          PERIOD
                                                 ENDED         -------------------------------------------             ENDED
CLASS B                                         2/29/04              2003            2002            2001             8/31/00*
                                              (UNAUDITED)

Net asset value, beginning of period               $8.13             $6.16          $10.61          $27.95             $17.86
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                          $(0.08)           $(0.11)         $(0.17)         $(0.25)            $(0.14)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               1.06              2.08           (4.28)         (16.64)             10.23
-----------------------------------------------   ------            ------          ------          ------             ------
Total from investment operations                   $0.98             $1.97          $(4.45)        $(16.89)            $10.09
-----------------------------------------------   ------            ------          ------          ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                  $--               $--             $--          $(0.17)               $--
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --                --              --           (0.28)                --
-----------------------------------------------   ------            ------          ------          ------             ------
  From paid-in capital                                --                --              --           (0.00)+++             --
-----------------------------------------------   ------            ------          ------          ------             ------
Total distributions declared to
  shareholders                                       $--               $--             $--          $(0.45)               $--
-----------------------------------------------   ------            ------          ------          ------             ------
Net asset value, end of period                     $9.11             $8.13           $6.16          $10.61             $27.95
-----------------------------------------------   ------            ------          ------          ------             ------
Total return (%)                                   12.05++           31.98          (41.94)         (61.28)             56.49++
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                              SIX MONTHS                     YEAR ENDED 8/31                          PERIOD
                                                 ENDED         -------------------------------------------             ENDED
CLASS B (CONTINUED)                             2/29/04              2003            2002            2001             8/31/00*
                                              (UNAUDITED)

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                          2.15+             2.18            2.16            2.17               2.14+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (1.79)+           (1.71)          (1.87)          (1.52)             (1.52)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    81               162             210             413                294
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                    $69,135           $61,353         $25,997         $44,369            $48,845
-----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class B. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. The fund will not be required to reimburse MFS for expenses borne under a previous agreement that expired on December 31, 2003. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                               $(0.09)           $(0.12)         $(0.19)         $(0.25)            $(0.18)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          2.39+             2.42            2.39            2.20               2.58+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (2.03)+           (1.95)          (2.10)          (1.55)             (1.96)+
-----------------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class B shares, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                              SIX MONTHS                     YEAR ENDED 8/31                         PERIOD
                                                 ENDED         -------------------------------------------            ENDED
CLASS C                                         2/29/04              2003            2002            2001            8/31/00*
                                              (UNAUDITED)

Net asset value, beginning of period               $8.12             $6.16          $10.61          $27.95             $17.86
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                          $(0.08)           $(0.11)         $(0.17)         $(0.25)            $(0.15)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency               1.05              2.07           (4.28)         (16.64)             10.24
----------------------------------------------   -------            ------          ------          ------             ------
Total from investment operations                   $0.97             $1.96          $(4.45)        $(16.89)            $10.09
----------------------------------------------   -------            ------          ------          ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments
  and foreign currency transactions                  $--               $--             $--          $(0.17)               $--
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                        --                --              --           (0.28)                --
----------------------------------------------   -------            ------          ------          ------             ------
  From paid-in capital                                --                --              --           (0.00)+++             --
----------------------------------------------   -------            ------          ------          ------             ------
Total distributions declared to
  shareholders                                       $--               $--             $--          $(0.45)               $--
----------------------------------------------   -------            ------          ------          ------             ------
Net asset value, end of period                     $9.09             $8.12           $6.16          $10.61             $27.95
----------------------------------------------   -------            ------          ------          ------             ------
Total return (%)                                   11.95++           31.82          (41.94)         (61.27)             56.49++
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                              SIX MONTHS                     YEAR ENDED 8/31                          PERIOD
                                                 ENDED         -------------------------------------------             ENDED
CLASS C (CONTINUED)                             2/29/04               2003            2002            2001            8/31/00*
                                              (UNAUDITED)

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S)

Expenses##                                          2.15+             2.18            2.16            2.17               2.14+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (1.79)+           (1.71)          (1.87)          (1.52)             (1.52)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    81               162             210             413                294
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                    $23,034           $20,210         $10,476         $17,298            $17,410
-----------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class C. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. The fund will not be required to reimburse MFS for expenses borne under a previous agreement that expired on December 31, 2003. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                               $(0.09)           $(0.12)         $(0.19)         $(0.25)            $(0.19)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                          2.39+             2.42            2.39            2.20               2.58+
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                (2.03)+           (1.95)          (2.10)          (1.55)             (1.96)+
-----------------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class C shares, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                        SIX MONTHS                                  YEAR ENDED 8/31
                                           ENDED         ----------------------------------------------------------------------
CLASS I                                   2/29/04          2003           2002             2001            2000          1999
                                        (UNAUDITED)

Net asset value, beginning of period      $8.43            $6.33          $10.79          $28.08           $18.34        $11.50
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment loss(S)                 $(0.04)          $(0.05)         $(0.08)         $(0.09)          $(0.12)       $(0.22)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency         1.10             2.15           (4.38)         (16.68)           14.44          7.57
-------------------------------------   -------           ------          ------          ------           ------        ------
Total from investment operations          $1.06            $2.10          $(4.46)        $(16.77)          $14.32         $7.35
-------------------------------------   -------           ------          ------          ------           ------        ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                              $--              $--             $--          $(0.19)          $(4.58)       $(0.51)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net
  realized gain on investments and
  foreign currency transactions              --               --              --           (0.33)              --            --
-------------------------------------   -------           ------          ------          ------           ------        ------
  From paid-in capital                       --               --              --           (0.00)+++           --            --
-------------------------------------   -------           ------          ------          ------           ------        ------
Total distributions declared to
shareholders                                $--              $--             $--          $(0.52)          $(4.58)       $(0.51)
-------------------------------------   -------           ------          ------          ------           ------        ------
Net asset value, end of period            $9.49            $8.43           $6.33          $10.79           $28.08        $18.34
-------------------------------------   -------           ------          ------          ------           ------        ------
Total return (%)                          12.57++          33.18          (41.33)         (60.69)           88.31         65.25
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                       SIX MONTHS                                     YEAR ENDED 8/31
                                          ENDED         -----------------------------------------------------------------------
CLASS I (CONTINUED)                      2/29/04               2003           2002          2001             2000          1999
                                       (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                1.15+            1.17             1.16             1.17           1.09           1.17
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                      (0.80)+          (0.71)           (0.87)           (0.53)         (0.57)         (0.84)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          81              162              210              413            294            104
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000
Omitted)                                $4,838           $4,179           $3,045           $5,357        $11,216         $2,530
-------------------------------------------------------------------------------------------------------------------------------

(S) Effective April 14, 2000, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets for Class I. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. The fund will not be required to reimburse MFS for expenses borne under a previous agreement that expired on December 31, 2003. Prior to April 14, 2000, the investment adviser waived its fees. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                     $(0.05)          $(0.06)          $(0.10)          $(0.10)        $(0.21)        $(0.41)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                1.39+            1.41             1.39             1.20           1.53           1.92
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                      (1.04)+          (0.95)           (1.10)           (0.56)         (1.01)         (1.59)
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued

                                                                         SIX MONTHS              PERIOD
                                                                            ENDED                 ENDED
CLASS R1                                                                   2/29/04               8/31/03*
                                                                         (UNAUDITED)

Net asset value, beginning of period                                        $8.28                 $6.17
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                                                    $(0.06)               $(0.08)
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign
 currency                                                                    1.07                  2.19
---------------------------------------------------------------------   ---------                ------
Total from investment operations                                            $1.01                 $2.11
---------------------------------------------------------------------   ---------                ------
Net asset value, end of period                                              $9.29                 $8.28
---------------------------------------------------------------------   ---------                ------
Total return (%)                                                            12.20++               34.20++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                   1.67+                 1.64+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                         (1.37)+               (1.22)+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                             81                   162
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                    $759                  $173
-------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets for Class R1. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund.
    The fund will not be required to reimburse MFS for expenses borne under a previous agreement that expired on December 31, 2003. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                        $(0.07)               $(0.10)
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                   1.91+                 1.88+
-------------------------------------------------------------------------------------------------------
Net investment loss                                                         (1.61)+               (1.46)+
-------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

                                                                      PERIOD
                                                                       ENDED
CLASS R2                                                             2/29/04*
                                                                    (UNAUDITED)

Net asset value, beginning of period                                   $8.74
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                                               $(0.05)
----------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency   0.60
------------------------------------------------------------------   -------
Total from investment operations                                       $0.55
------------------------------------------------------------------   -------
Net asset value, end of period                                         $9.29
------------------------------------------------------------------   -------
Total return (%)                                                        6.29++
----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                              1.90+
----------------------------------------------------------------------------
Net investment loss                                                    (1.67)+
----------------------------------------------------------------------------
Portfolio turnover                                                        81
----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $5
----------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets for Class R2. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. The fund will not be required to reimburse MFS for expenses borne under a previous agreement that expired on December 31, 2003. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                   $(0.06)
----------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                              2.14+
----------------------------------------------------------------------------
Net investment loss                                                    (1.91)+
----------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Technology Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the New York Stock Exchange) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund and short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is disclosed on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended February 29, 2004, the fund's custodian fees were reduced by $301 under this arrangement. The fund has entered into a commission recapture agreement under which certain brokers will credit the fund a portion of the commissions generated to offset certain expenses of the fund. For the six months ended February 29, 2004, the fund's miscellaneous expenses were reduced by $7,203 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The fund paid no distributions for the years ended August 31, 2003, and August 31, 2002.

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                                        $(361,065,435)
--------------------------------------------------------------------------------
Post-October capital loss deferral                                 (17,293,212)
--------------------------------------------------------------------------------
Unrealized appreciation                                             26,018,772
--------------------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE

          August 31, 2007                              $(1,836,344)
          ---------------------------------------------------------
          August 31, 2008                               (7,671,099)
          ---------------------------------------------------------
          August 31, 2009                             (114,220,557)
          ---------------------------------------------------------
          August 31, 2010                             (162,445,817)
          ---------------------------------------------------------
          August 31, 2011                              (74,891,618)
          ---------------------------------------------------------
          Total                                      $(361,065,435)
          ---------------------------------------------------------

The availability of a portion of these respective capital loss carryforwards, which were acquired on August 22, 2003, in connection with the MFS Global Telecommunications Fund acquisition, may be limited in a given year.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class A, Class B, Class C, Class I, and Class R1 and not greater than 0.65% of average daily net assets for Class R2. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of December 31, 2004, or such date as all expenses previously borne by MFS under the agreement have been paid by the fund. At February 29, 2004, aggregate unreimbursed expenses amounted to $99,127. The fund will not be required to reimburse MFS the $307,920 for expenses borne under a previous agreement that expired December 31, 2003.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net decrease of $11,176 as a result of the change in the fund's pension liability for current Trustees and a pension expense of $308 for retired Trustees for the six months ended February 29, 2004.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.0175%
          ---------------------------------------------------------
          Next $2.5 billion                                 0.0130%
          ---------------------------------------------------------
          Next $2.5 billion                                 0.0005%
          ---------------------------------------------------------
          In excess of $7 billion                           0.0000%
          ---------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $11,380 for the six months ended February 29, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1 and Class R2, shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                CLASS A       CLASS B       CLASS C       CLASS R1       CLASS R2

Distribution Fee                                  0.10%         0.75%         0.75%          0.25%          0.25%
-------------------------------------------------------------------------------------------------------------------
Service Fee                                       0.25%         0.25%         0.25%          0.25%          0.25%
-------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                           0.35%         1.00%         1.00%          0.50%          0.50%
-------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended
February 29, 2004, amounted to:

                                                CLASS A       CLASS B       CLASS C       CLASS R1       CLASS R2

Service Fee Retained by MFD                     $15,001          $498          $133            $--            $--
-------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended February 29, 2004, were as follows:

                                                CLASS A       CLASS B       CLASS C       CLASS R1       CLASS R2

Effective Annual Percentage Rates                 0.35%         1.00%         1.00%          0.50%          0.50%
-------------------------------------------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2004, were as follows:

                                                CLASS A       CLASS B       CLASS C       CLASS R1       CLASS R2

Contingent Deferred Sales Charges Imposed          $842      $105,664        $1,039            $--            $--
-------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%, which amounted to $114,944 for the six months ended February 29, 2004. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $95,269 for the six months ended February 29, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $175,982,439 and $164,032,675, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                              $220,342,037
          ---------------------------------------------------------
          Gross unrealized appreciation                $34,001,014
          Gross unrealized depreciation                 (4,406,925)
          ---------------------------------------------------------
          Net unrealized appreciation                  $29,594,089
          ---------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                 Six months ended                   Year ended
                                                     2/29/04                         8/31/03
                                             SHARES          AMOUNT          SHARES          AMOUNT

CLASS A SHARES

Shares sold                                  5,213,205      $46,646,117      9,448,114      $63,395,440
--------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global
Telecommunications Fund                             --               --      1,839,638       14,901,068
--------------------------------------------------------------------------------------------------------
Shares reacquired                           (4,144,831)     (37,132,589)    (7,616,011)     (50,311,511)
--------------------------------------------------------------------------------------------------------
Net increase                                 1,068,374       $9,513,528      3,671,741      $27,984,997
--------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                  1,274,114      $11,034,285      3,032,467      $19,714,861
--------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global
Telecommunications Fund                             --               --      2,762,550       21,934,645
--------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,226,209)     (10,710,913)    (2,469,022)     (15,806,043)
--------------------------------------------------------------------------------------------------------
Net increase                                    47,905         $323,372      3,325,995      $25,843,463
--------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                    477,508       $4,128,574        849,500       $5,510,207
--------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of MFS Global
Telecommunications Fund                             --               --        968,256        7,678,267
--------------------------------------------------------------------------------------------------------
Shares reacquired                             (431,960)      (3,817,792)    (1,031,392)      (6,564,065)
--------------------------------------------------------------------------------------------------------
Net increase                                    45,548         $310,782        786,364       $6,624,409
--------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                     99,855         $894,333        329,752       $2,279,072
--------------------------------------------------------------------------------------------------------
Shares reacquired                              (85,467)        (763,461)      (315,329)      (2,147,421)
--------------------------------------------------------------------------------------------------------
Net increase                                    14,388         $130,872         14,423         $131,651
--------------------------------------------------------------------------------------------------------

                                                 Six months ended                  Period ended
                                                     2/29/04                         8/31/03*
                                             SHARES          AMOUNT          SHARES          AMOUNT

CLASS R1 SHARES

Shares sold                                     80,025         $744,535         95,762         $713,389
--------------------------------------------------------------------------------------------------------
Shares reacquired                              (19,215)        (174,212)       (74,874)        (570,966)
--------------------------------------------------------------------------------------------------------
Net increase                                    60,810         $570,323         20,888         $142,423
--------------------------------------------------------------------------------------------------------

                                                      Period ended
                                                       2/29/04**
                                                 SHARES          AMOUNT

CLASS R2 SHARES

Shares sold                                        571           $5,020
--------------------------------------------------------------------------
Net increase                                       571           $5,020
--------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through August 31, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through February 29, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended February 29, 2004, was $790. The fund had no borrowings during the period.

(7) ACQUISITIONS

At close of business on August 22, 2003, the fund acquired all of the assets and liabilities of the MFS Global Telecommunications Fund. The acquisition was accomplished by a tax-free exchange of 1,839,638, 2,762,550, and 968,256 shares of Class A, Class B and Class C shares of the fund valued at $14,901,068, $21,934,645, and $7,678,267, respectively, for all of the assets and liabilities of MFS Global Telecommunications Fund. The MFS Global Telecommunications Fund then converted all of its outstanding shares of the fund and distributed those shares to its shareholders. The MFS Global Telecommunications Fund's net assets on that date were $44,513,980, including $2,654,484 of unrealized appreciation, $0 of accumulated net investment income and $(201,803,373) of accumulated net realized loss on investments and foreign currency transactions. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $181,944,611.

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds.
MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59)                     DAVID H. GUNNING(4) (born 05/30/42)
Trustee and President                                    Trustee
Massachusetts Financial Services Company, Chief          Cleveland-Cliffs Inc. (mining products and service
Executive Officer and Director (until February           provider), Vice Chairman/Director (since April
2004)                                                    2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(7) (born 10/20/63)                  Electric Holdings, Inc. (welding equipment
Trustee                                                  manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41)
                                                         Trustee
KEVIN R. PARKE(2)(5) (born 12/14/59)                     Private investor and real estate consultant;
Trustee                                                  Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer and Director
(until February 2004)                                    AMY B. LANE(4) (born 02/08/53)
                                                         Trustee
ROBERT C. POZEN(2)(7) (born 08/08/46)                    Retired; Merrill Lynch & Co., Inc., Managing
Trustee                                                  Director, Investment Banking Group (1997 to
Massachusetts Financial Services Company, Chairman       February 2001); Borders Group, Inc. (book and
(since February 2004); Harvard Law School                music retailer), Director; Federal Realty
(education), John Olin Visiting Professor (since         Investment Trust (real estate investment trust),
July 2002); Secretary of Economic Affairs, The           Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice               ABBY M. O'NEILL(3) (born 04/27/28)
Chairman (June 2000 to December 2001); Fidelity          Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35)
Director                                                 Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(6) (born 06/02/55)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chairman       Trustee
(until February 2004)                                    Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36)                           CBL & Associates Properties, Inc. (real estate
Co-Chair                                                 investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38)
(diversified services company), Chairman, Trustee        Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30)                               (investor in health care companies), Managing
Co-Chair                                                 General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37)                   2001)
Trustee
Brigham and Women's Hospital, Chief of Cardiac           ELAINE R. SMITH (born 04/25/46)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Independent health care industry consultant

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Resigned on February 13, 2004.
(7) Appointed Trustee on February 24, 2004.

Trustees and Officers - continued

OFFICERS

JOHN W. BALLEN(1) (born 09/12/59)                        RICHARD M. HISEY (born 08/29/58)
Trustee and President                                    Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Senior
Executive Officer and Director (until February           Vice President (since July 2002); The Bank of New
2004)                                                    York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Executive Vice President and Chief Financial
Assistant Secretary and Assistant Clerk                  Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2000)
Vice President and Associate General Counsel
                                                         ROBERT J. MANNING(2) (born 10/20/63)
STEPHEN E. CAVAN (born 11/06/53)                         President
Secretary and Clerk                                      Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Senior         Executive Officer, President, Chief Investment
Vice President, General Counsel and Secretary            Officer and Director

STEPHANIE A. DESISTO (born 10/01/53)                     ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer                                      Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             President
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               JAMES O. YOST (born 06/12/60)
Investment Management, Senior Vice President             Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

(1) Resigned on February 6, 2004.
(2) Appointed President on February 6, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer will hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Mr. Shames has served as a Trustee of the Trust continually since originally appointed until February 13,
2004. Messrs. Cohn, Sherratt and Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Gutow, Ives, Perera and Poorvu, and Ms. Smith, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee of the Trust from January 1, 2002 until February 6, 2004, and Mr. Parke served as a Trustee of the Trust from January 1, 2002, until February 6, 2004. Ms. O'Neill retired on December
31, 2003. Mr. Gunning and Ms. Lane have served as Trustees of the Trust since January 27, 2004, and Messrs.
Manning and Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIAN
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. The prospectus contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges and expenses involved, as well as other information about the fund. The prospectus should be read carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              SCT-SEM-4/04 87M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) [**An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not Applicable.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*  ROBERT J. MANNING
                           ---------------------------------
                           Robert J. Manning, President

Date:   April 23, 2004
        --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  ROBERT J. MANNING
                           ---------------------------------
                           Robert J. Manning, President
                           (Principal Executive Officer)

Date:   April 23, 2004
        --------------

By (Signature and Title)*   RICHARD M. HISEY
                            --------------------------------
                            Richard M. Hisey, Treasurer
                            (Principal Financial Officer and
                            Accounting Officer)

Date:   April 23, 2004
        --------------

* Print name and title of each signing officer under his or her signature.